                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549



                                  FORM N-CSR

                        CERTIFIED SHAREHOLDER REPORT OF
                  REGISTERED MANAGEMENT INVESTMENT COMPANIES



                  INVESTMENT COMPANY ACT FILE NUMBER 811-1800
                          U.S. GLOBAL INVESTORS FUNDS

                              7900 CALLAGHAN ROAD
                             SAN ANTONIO, TX 78229
              (Address of principal executive offices) (Zip code)

                             SUSAN B. MCGEE, ESQ.
                              7900 CALLAGHAN ROAD
                             SAN ANTONIO, TX 78229
                    (Name and address of agent for service)

       Registrant's telephone number, including area code: 210-308-1234

                  Date of fiscal year end: DECEMBER 31, 2010

                  Date of reporting period: DECEMBER 31, 2010

ITEM 1. REPORTS TO STOCKHOLDERS.

U.S. GLOBAL INVESTORS FUNDS
ANNUAL REPORT
--------------------------------------------------------------------
DECEMBER 31, 2010

U.S. GLOBAL INVESTORS FUNDS

ANNUAL REPORT

DECEMBER 31, 2010


 TABLE OF CONTENTS

LETTER TO SHAREHOLDERS                                                 1

DEFINITIONS FOR MANAGEMENT TEAMS' PERSPECTIVES                        11

MANAGEMENT TEAMS' PERSPECTIVES                                        13

EXPENSE EXAMPLE                                                       68

PORTFOLIOS OF INVESTMENTS                                             71

NOTES TO PORTFOLIOS OF INVESTMENTS                                   139

STATEMENTS OF ASSETS AND LIABILITIES                                 150

STATEMENTS OF OPERATIONS                                             156

STATEMENTS OF CHANGES IN NET ASSETS                                  162

NOTES TO FINANCIAL STATEMENTS                                        171

FINANCIAL HIGHLIGHTS                                                 191

REPORT OF INDEPENDENT REGISTERED
  PUBLIC ACCOUNTING FIRM                                             204

TRUSTEES AND OFFICERS                                                205

ADDITIONAL INFORMATION                                               208

 NASDAQ SYMBOLS

U.S. GLOBAL INVESTORS FUNDS
---------------------------

INVESTOR CLASS
--------------

U.S. TREASURY SECURITIES CASH FUND                                 USTXX

U.S. GOVERNMENT SECURITIES SAVINGS FUND                            UGSXX

NEAR-TERM TAX FREE FUND                                            NEARX

TAX FREE FUND                                                      USUTX

ALL AMERICAN EQUITY FUND                                           GBTFX

HOLMES GROWTH FUND                                                 ACBGX

GLOBAL MEGATRENDS FUND                                             MEGAX

GLOBAL RESOURCES FUND                                              PSPFX

WORLD PRECIOUS MINERALS FUND                                       UNWPX

GOLD AND PRECIOUS METALS FUND                                      USERX

EASTERN EUROPEAN FUND                                              EUROX

GLOBAL EMERGING MARKETS FUND                                       GEMFX

CHINA REGION FUND                                                  USCOX

INSTITUTIONAL CLASS
-------------------

GLOBAL MEGATRENDS FUND                                             MEGIX

GLOBAL RESOURCES FUND                                              PIPFX

WORLD PRECIOUS MINERALS FUND                                       UNWIX

                          P.O. Box 659405
                          San Antonio, Texas 78265-9604
                          Tel 1.800.US.FUNDS
                          Fax 1.210.308.1217
[USGI Logo]               www.usfunds.com

 U.S. GLOBAL INVESTORS FUNDS

DEAR SHAREHOLDER:

The two significant factors for the current supercycle
in emerging markets and natural resources demand are a         [PHOTO]
doubling of the world's population since 1970 and countries such as Russia, China and India embracing free markets to build their economies. It's important to remember that these three countries made up 50 percent of the world's population in the 1970s and were isolationists; they had no global economic footprint. Today, China has the second-largest economy in the world with Japan and Germany ranking third and fourth, respectively.

Growth in emerging markets can be seen the moment you arrive in major cities like Mumbai, Shanghai, Singapore and Dubai. Ambitious construction projects dot the landscapes of these new powerhouse nations. In India, the government is financing industry townships to promote manufacturing. This is a similar strategy to the one Ireland employed 20 years ago by establishing tax-free zones. India isn't alone. Positioned with low debt levels relative to Europe and the U.S., rising incomes and a desire to capture the American dream, many emerging nations are embarking on a massive infrastructure buildout within their countries.

Today's equivalent of President Eisenhower's U.S. highway buildout is the network of subways and rapid transit systems China is constructing. China already has the longest high speed rail system in the world with just under 2,200 miles of track, and Beijing has plans to extend its high speed rail lines to a total of 8,078 miles by 2012. By 2020, some analysts expect the distance of high speed rail lines in China to stretch 12,427 miles.

Even more surprising is the pace at which China has been able to lay so many tracks. The first subway cars rolled down the tracks in London and New York during the 1860s, but Shanghai's first subway wasn't operational until 1993. It took China 17 years to build what it took the U.K. and the U.S. 150 years to construct.

At home in the U.S., performance from April to October was choppy as the economy continued to rebuild and recover. Rodney Sullivan, co-editor of the CFA Digest, claims that the global credit crisis that facilitated the crash of 2008 wasn't unique. He analyzed financial history as far back as the 1600s and discovered three key patterns in the 47 major financial bubbles, approximately one every decade, that occurred over that time span.

 U.S. GLOBAL INVESTORS FUNDS


The three key ingredients of asset bubbles he discovered are financial innovation, investor exuberance and speculative leverage. The process begins with innovation, which initially benefits society as a whole. Second, usage of these innovations broadens; they become mainstream and attract speculation. The third step, the tipping point for a bubble to form, is when these speculators pile on massive leverage hoping to achieve greater success.

Increased complexity and irrational exuberance soon take over and a market imbalance emerges. Eventually the lights turn on, the spiked punch bowl is removed and the party is over--the bubble bursts.

With Main Street home buyers leveraging 100-to-1, Fannie Mae leveraged 80-to-1 and Wall Street brokers leveraging their balance sheets 30-to-1, we witnessed greed DNA, or the limbic "greed center" of the brain, influencing decision making throughout our entire society.

The economic wounds from this still linger and, historically, the healing process from similar crises takes four years--16 quarters--to fully recover. This is a bit longer than after a normal recession, when it takes roughly five quarters to repair the damage. Right now, we're halfway through this healing process and there are many opportunities to capture.

There's an old Wall Street saying that "there's always a bull market somewhere." We are focused on discovering these markets for our shareholders. Over the past few years, we have explored around the world to uncover bull markets in places such as Colombia, Brazil, Indonesia and Turkey. These discoveries have contributed to the outstanding performance we have delivered to many of our investors.

We believe government policies are precursors to change and the hyperactive administration's epic pieces of legislation such as financial regulation, healthcare reform and environmental policies created a drag on many sectors of the S&P 500 Index until the control of Congress changed hands in November. After the election, we saw a significant rebound in stock prices.

The continuation of robust economic activity in emerging economies and the weaker U.S. dollar for most of 2010 created a huge boom for exports and job creation in the industrial sector and commodity demand. This helped the Global Resources Fund

 U.S. GLOBAL INVESTORS FUNDS


(PSPFX) finish 2010 as the top-performing fund for the 1-year and 10-year periods in the global natural resources category, accordingto data from Lipper. In addition, the Global Resources Fund ranks in the top 5 percent for the 1-, 5- and 10-year periods among the entire mutual fund universe (see rankings table).

The Global Resources Fund (PSPFX) ranked #1 out of 131, #17 out of 54, and #1 out of 32 global natural resources funds for the 1-, 5- and 10-year periods for total return as of December 31, 2010. Of course, our past performance does not guarantee future results.

As of December 31, 2010, the fund achieved a 38 percent 1-year return, nearly tripling the category average of 13.6 percent. Over the past 10 years, the fund has delivered a 19.5 percent annualized return to shareholders versus the category average of 13.9 percent annualized return. In addition, the fund's diversified portfolio has outpaced the performance of the underlying commodities such as oil and gold, which have returned 13 percent and 17.9 percent annually over the past 10 years, respectively, as of December 31, 2010.

             [TOTAL ANNUALIZED RETURNS AS OF 12/31/10 chart]


TOTAL ANNUALIZED RETURNS AS OF 12/31/10

                                                                              Gross
                                                                             Expense
Fund/Ticker                                   One-Year  Five-Year  Ten-Year   Ratio
Global Resources Fund (PSPX)                   38.00%     8.50%     19.49%    1.63%
World Precious Minerals Fund (UNWPX)           45.38%    19.40%     28.40%    1.74%
Gold and Precious Metals Fund (USERX)          36.88%    20.19%     26.49%    1.70%
Eastern European Fund (EUROX)                  18.66%     2.78%     20.35%    1.98%
S&P 500 Index                                  15.06%     2.29%      1.41%      n/a
Lipper Global Natural Resources Category       13.61%     7.93%     13.85%      n/a
-------------------------------------------------------------------------------------

Gross expense ratio as stated in the most recent prospectus. Performance data quoted above is historical. Past performance is no guarantee of future results. Results reflect the reinvestment of dividends and other earnings. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Performance does not include the effect of any direct fees described in the fund's prospectus (e.g., short-term trading fees of up to 2.00%) which, if applicable, would lower your total returns. Obtain performance data current to the most recent month-end at www.usfunds.com or
1-800-US-FUNDS.

Overall, four of U.S. Global's emerging market and resource-oriented funds (the Eastern European Fund, the Global Resources Fund, the World Precious Minerals Fund and the Gold and Precious Metals Fund) ranked among the top 45 funds (top 1 percent) in the entire mutual fund universe for the 10-year period for total return as of December 31, 2010, according to Lipper.

 U.S. GLOBAL INVESTORS FUNDS


                    [LIPPER RANKINGS AS OF 12/31/10 chart]

LIPPER RANKINGS AS OF 12/31/10

                                            10-Year Rank    5-Year Rank     1-Year Rank
Gold and Precious Metals Fund (USERX)           13               39             193
World Precious Minerals Fund (UNWPX)             7               48              72
Global Resources Fund (PSPFX)                   45              622             142
Eastern European Fund (EUROX)                   40            8,116           4,584
Total Number of Funds                       18,647 funds     14,636 funds    21,767 funds

In order to deliver this outstanding relative performance to our shareholders, we use a matrix of top-down macro models that take into account political, economic and currency trends, and pair that with bottom-up micro stock selection models to determine weighting in countries, sectors and individual securities. In following government policies, we keep track of the fiscal and monetary policies of the G-7 and what we call the "E-7" - the world's largest emerging nations by population.

We also focus on historical and socioeconomic cycles, and we apply both statistical and fundamental models to identify companies with superior growth and value metrics. We overlay these explicit knowledge models with the tacit knowledge obtained by domestic and international travel for first-hand observation of local and geopolitical conditions, as well as specific companies and projects. This is part of our strategy as we seek to create alpha for our fund shareholders. Alpha measures the excess return of a fund relative to its benchmark.

Global markets present tremendous opportunities to those who are able to sort out what's meaningful from the background noise. That means going where others don't, asking the right questions, constantly fine-tuning our investment processes to ferret out market mispricing and other inefficiencies and moving quickly to capitalize on them.

We never rest on our laurels or linger on last season's wins. One of our corporate values is to "be curious to learn and improve" because we are "performance and results oriented."

If 2009 was a recovery year for commodities, 2010 was the year they regained their crown. The Reuters-Jeffries CRB Index jumped 17.4 percent in 2010. Combined with 2009's 24 percent gain, the CRB has climbed nearly 45 percent off 2008 lows.

Twelve of the 14 commodities we track were in positive territory in 2010 and nine of them saw gains exceeding 20 percent. That's in

 U.S. GLOBAL INVESTORS FUNDS


contrast to 2008 when gold was the only commodity not in the red. The commodity space has been strong for the past decade. Nine of the 14 commodities have averaged a double-digit gain each year since 2001.

                     [2010 COMMODITY RETURNS CHART]

2010 COMMODITY RETURNS

Palladium        96.60%
Silver           83.21%
Corn             51.75%
Wheat            46.68%
Nickel           31.47%
Coal             31.39%
Copper           29.96%
Gold             29.52%
Platinum         20.79%
Crude Oil        15.17%
Aluminum         11.29%
Lead              5.16%
Zinc             -5.15%
Natural Gas     -21.18%

Gold received a lot of media attention, but many other commodities outshined gold. Palladium was the top performer, rising over 96 percent during 2010. Part of this rise can be attributed to the explosion of auto sales in emerging markets since palladium is a critical component of catalytic converters in cars. Marketwatch reported in December that Johnson Matthey estimates palladium demand to have risen 27 percent in 2010.

Silver (up 83.2 percent), corn (up 51.8 percent) and wheat (up 46.7 percent) were next in line. Natural gas was the worst performer, falling more than 21 percent--its third-straight year of declines.

Gold continued to follow historical patterns by enjoying nice price gains early in the year before taking the summer off. By August, gold was reaching new highs nearly every day through the fall, reaching a new all-time high above $1,400 in early December.

 U.S. GLOBAL INVESTORS FUNDS


                           [GOLD SEASONALITY CHART]

                     SOURCE: Moore Research Center, Inc.

I believe gold markets are being driven by two major forces: the fear trade and the love trade.

The fear trade is what you often hear about from the media and the gloom-and-doomers. The fear trade is driven by negative real interest rates--where inflation is greater than the nominal interest rate--and deficit spending. Whenever you have negative real interest rates coupled with increased deficit spending for social welfare, gold tends to rise in that country's currency.

With the second round of quantitative easing, or QE2, in full force in the U.S., we're in the middle of an extended period of negative real interest rates that will likely last through 2011. The Federal Reserve is acutely aware that if interest rates should spike, it would be catastrophic for the economic recovery.

The U.S. economy is on the road to recovery, however the elevated number of home foreclosures and high unemployment make it unlikely the Fed will risk a relapse by raising interest rates any time soon. The government is also unlikely to cut spending or welfare support during the healing process.

As for deficit spending, the Congressional Budget Office has set the deficit estimate for 2011 at $1.5 trillion. History suggests governments will devalue their countries' currencies before they cut government spending and use additional bureaucracy as a solution to high unemployment. Whatever measures are taken to trim the deficit, it will likely be a long, slow process.

 U.S. GLOBAL INVESTORS FUNDS


The other side is the love trade. Gold jewelry demand in emerging economies is rising and remains the biggest component of the demand equation. India's gold imports were up roughly 46 percent in 2010 and China's nearly 500 percent. Overall global jewelry demand was up 10 percent in 2010, according to the World Gold Council.

The love trade is significant and unique to gold. People buy gold out of love and those in emerging markets are especially amorous of the metal. Currently, the E-7 countries hold nearly half of the world's population but make up less than 20 percent of global GDP. The G-7 industrialized nations are a mirror of this; they host 11 percent of the world's population but control more than 50 percent of the global economy.

Several international markets also notched big gains in 2010. Thailand and Indonesia were top-performing markets in the Asia region with 63 percent and 57 percent gains, respectively. Among major emerging economies, Russia and India each saw gains above 22 percent, while China's A-shares market fell 10 percent as the government moved to keep the economy from overheating.

In Latin America, Chile and Peru were among the top performers as local capital returned to invest in the country's domestic markets. Colombia was also a top performer as the market positively responded to the election of Juan Manuel Santos, the country's new president.

Commodity and international investments have historically had a reputation for being risky, but we believe they play an important role in a diversified portfolio.

Here is a chart from Roger Gibson, best-selling author of Allocation:
Balancing Financial Risk, showing a hypothetical investment of $1. He uses the S&P 500 for U.S. stocks and the S&P GSCI Commodity Index for commodities. For the combined portfolio, he assumes annual rebalancing to maintain the 50-50 allocation among the two.

 U.S. GLOBAL INVESTORS FUNDS

                             [GROWTH OF $1 GRAPH]

                           SOURCE: Roger C. Gibson

His math shows that an investment of $1 in the S&P 500 in 1971 would have grown to $41.72 by the end of 2010, and an identical investment in the S&P GSCI would have increased to $34.97.

But look what happens when you split that dollar between the two starting in 1971. By the end of 2010, that original dollar would be supersized to over $58.

Roger explained in a special webcast we hosted in September that, "The whole outperformed the components. And it did so as a result of the reduction in volatility relative to the components. That is also an outcome that you did not ever have to predict what was going to happen in the short run. All you had to do is have balanced representation and keep rebalancing and keep holding."

In order to successfully navigate their portfolios through shifting markets, investors must understand the inherent volatility in commodities and international investments. I urge all of our shareholders to visit www.usfunds.com and read our "Anticipate Before You Participate" presentation.

This table shows the annual volatility based on 10 years of data for a number of different investments. You can easily see each asset class has its own unique DNA of volatility.

 U.S. GLOBAL INVESTORS FUNDS


   [STANDARD DEVIATION (AS OF 12/31/10) BASED ON 10-YEAR DATA GRAPH]

STANDARD DEVIATION (AS OF 12/31/10) BASED ON 10-YEAR DATA

                                        Rolling 12-Month
NYSE Arca Gold BUGS Index (HUI)               39.6%
MSCI Emerging Markets (MXEF)                  33.1%
S&P 500 Index (SPX)                           19.7%
Gold Bullion                                  14.3%
U.S. Dollar                                    8.4%
---------------------------------------------------------
           12 month rolling volatility of price
                action over 10-year period

You can see that the average one-year volatility for gold bullion is less than that of the S&P 500. In a given year, gold bullion can move
14.3 percent in either direction and that would be just normal volatility. For gold stocks, it's a normal event to see a positive or negative move of 39.6 percent over the same amount of time. For emerging markets, it's just over 33.1 percent.

When investors understand this volatility, they can manage market movements better and make better decisions. They can steer their financial ship with confidence, rather than sitting powerless and being pushed around by the market's powerful tides.

Thank you for trusting us with your investment--we appreciate your loyalty. Our mission is "to maximize the growth, protection and service of our shareholders' wealth with the highest ethical standards." We take this mission seriously, and we are committed to building on your trust during these exciting times.

Sincerely,

/s/ Frank Holmes

Frank Holmes
CEO and Chief Investment Officer
U.S. Global Investors, Inc.

Please consider carefully a fund's investment objectives, risks, charges and expenses. For this and other important information, obtain a fund prospectus by visiting www.usfunds.com or by calling 1-800-US-FUNDS (1-800-873-8637). Read it carefully before investing. Distributed by U.S. Global Brokerage, Inc.

Foreign and emerging market investing involves special risks such as currency fluctuation and less public disclosure, as well as economic and political risk.

 U.S. GLOBAL INVESTORS FUNDS


By investing in a specific geographic region, a regional fund's returns and share price may be more volatile than those of a less concentrated portfolio.

Gold, precious metals, and precious minerals funds may be susceptible to adverse economic, political or regulatory developments due to concentrating in a single theme. The prices of gold, precious metals, and precious minerals are subject to substantial price fluctuations over short periods of time and may be affected by unpredicted international monetary and political policies. We suggest investing no more than 5% to 10% of your portfolio in these sectors.

The Eastern European Fund invests more than 25% of its investments in companies principally engaged in the oil & gas or banking industries. The risk of concentrating investments in this group of industries will make the fund more susceptible to risk in these industries than funds which do not concentrate their investments in an industry and may make the fund's performance more volatile.

Because the Global Resources Fund concentrates its investments in a specific industry, the fund may be subject to greater risks and fluctuations than a portfolio representing a broader range of industries.

All opinions expressed and data provided are subject to change without notice. Some of these opinions may not be appropriate to every investor. Standard deviation is a measure of the dispersion of a set of data from its mean. The more spread apart the data, the higher the deviation. Standard deviation is also known as historical volatility. The S&P 500 Stock Index is a widely recognized capitalization-weighted index of 500 common stock prices in U.S. companies. The Reuters/ Jefferies CRB Index is an unweighted geometric average of commodity price levels relative to the base year average price. The NYSE Arca Gold BUGS (Basket of Unhedged Gold Stocks) Index (HUI) is a modified equal dollar weighted index of companies involved in gold mining. The HUI Index was designed to provide significant exposure to near term movements in gold prices by including companies that do not hedge their gold production beyond 1.5 years. The MSCI Emerging Markets Index is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global emerging markets. The S&P GSCI Spot Index tracks the price of the nearby futures contracts for a basket of commodities. Diversification does not protect an investor from market risks and does not assure a profit. The Shanghai A-Share Stock Price Index is a capitalization-weighted index. The index tracks the daily price performance of all A-shares listed on the Shanghai Stock Exchange that are restricted to local investors and qualified institutional foreign investors. The index was developed with a base value of 100 on December 19, 1990.

 DEFINITIONS FOR MANAGEMENT TEAMS' PERSPECTIVES

BENCHMARK INDEX DEFINITIONS

Returns for indexes reflect no deduction for fees, expenses or taxes, unless noted.

The BARCLAYS CAPITAL 3-YEAR MUNICIPAL BOND INDEX is a total return benchmark designed for municipal assets. The index includes bonds with a minimum credit rating of BAA3, are issued as part of a deal of at least $50 million, have an amount outstanding of at least $5 million and have a maturity of two to four years.

The BARCLAYS CAPITAL 10-YEAR MUNICIPAL BOND INDEX is a total return benchmark designed for long-term municipal assets. The index includes bonds with a minimum credit rating of BAA3, are issued as part of a deal of at least $50 million, have an amount outstanding of at least $5 million and have a maturity of 8 to 12 years.

The FTSE GOLD MINES INDEX encompasses all gold mining companies that have a sustainable and attributable gold production of at least 300,000 ounces a year and that derive 75% or more of their revenue from mined gold.

The HANG SENG COMPOSITE INDEX is a market-capitalization weighted index that comprises the top 200 companies listed on the Stock Exchange of Hong Kong, based on average market capitalization for the twelve months.

The MSCI EMERGING MARKETS EUROPE 10/40 INDEX (NET TOTAL RETURN) is a free float-adjusted market capitalization index that is designed to measure equity performance in the emerging market countries of Europe (Czech Republic, Hungary, Poland, Russia, and Turkey). The index is calculated on a net return basis (i.e., reflects the minimum possible dividend reinvestment after deduction of the maximum rate withholding tax). The index is periodically rebalanced relative to the constituents' weights in the parent index.

The MSCI EMERGING MARKETS NET TOTAL RETURN INDEX is a free float-adjusted market capitalization index that is designed to measure equity market performance in emerging market countries on a net return basis (i.e., reflects the minimum possible dividend reinvestment after deduction of the maximum rate withholding tax).

The MORGAN STANLEY COMMODITY RELATED EQUITY INDEX is an equal-dollar weighted index based on shares of widely held companies involved in commodity-related industries such as energy, non-ferrous metals, agriculture and forest products.

The NYSE ARCA GOLD MINERS INDEX is a modified market capitalization-weighted index comprised of publicly-traded companies involved primarily in the mining for gold and silver.

 DEFINITIONS FOR MANAGEMENT TEAMS' PERSPECTIVES

The S&P 500 INDEX is a widely recognized capitalization-weighted index of 500 common stock prices in U.S. companies.

The S&P COMPOSITE 1500 INDEX is a broad-based capitalization-weighted index of 1500 U.S. companies and is comprised of the S&P 400, S&P 500 and the S&P 600.

OTHER INDEX DEFINITIONS

The BARCLAYS CAPITAL MUNICIPAL BOND INDEX is an unmanaged index representative of the tax-exempt bond market.

The CONSUMER PRICE INDEX (CPI) is one of the most widely recognized price measures for tracking the price of a market basket of goods and services purchased by individuals. The weights of components are based on consumer spending patterns.

The ISE GLOBAL COPPER INDEX is a modified linear weighted index designed to track public companies that are active in the copper mining industry based on analysis of revenue derived from the sale of copper.

The ISM MANUFACTURING COMPOSITE INDEX is a diffusion index calculated from five of the eight sub-components of a monthly survey of purchasing managers at roughly 300 manufacturing firms from 21 industries in all 50 states.

The MSCI ALL COUNTRY FAR EAST FREE EX JAPAN INDEX is a free float-adjusted market capitalization-weighted index that is designed to measure the equity market performance of the Far East, excluding Japan. The index consists of the following developed and emerging market country indices: China, Hong Kong, Indonesia, Korea, Malaysia, New Zealand, Philippines, Singapore, Taiwan and Thailand.

The S&P GLOBAL INFRASTRUCTURE INDEX provides liquid and tradable exposure to 75 companies from around the world that represent the listed infrastructure universe. To create diversified exposure across the global listed infrastructure market, the index has balanced weights across three distinct infrastructure clusters: Utilities, Transportation and Energy.

The U.S. TRADE WEIGHTED DOLLAR INDEX provides a general indication of the international value of the U.S. dollar.

TERMS USED

M1 and M2 are measures of total money supplies. M1 money supply includes funds that are readily accessible for spending. M2 includes everything in M1 and also all time-related deposits, savings deposits, and non-institutional money-market funds.

 MONEY MARKET FUNDS


MANAGEMENT TEAM'S PERSPECTIVE

INTRODUCTION

The U.S. Treasury Securities Cash Fund (USTXX) seeks to obtain a high level of current income while maintaining the highest degree of safety of principal and liquidity. The U.S. Government Securities Savings Fund (UGSXX) seeks to achieve a consistently high yield with safety of principal.

PERFORMANCE

 U.S. TREASURY SECURITIES CASH FUND           As of December 31, 2010

   7-Day Yield                                              0.01%
   ---------------------------------------------------------------
   7-Day Effective Yield                                    0.01%
   ---------------------------------------------------------------
   Weighted Average Days to Maturity                           6

 U.S. GOVERNMENT SECURITIES SAVINGS FUND      As of December 31, 2010

   7-Day Yield                                              0.01%
   ---------------------------------------------------------------
   7-Day Effective Yield                                    0.01%
   ---------------------------------------------------------------
   Weighted Average Days to Maturity                          13

An investment in either the U.S. Treasury Securities Cash Fund or the U.S. Government Securities Savings Fund is neither insured nor guaranteed by the Federal Deposit Insurance Corporation (FDIC) or by any other government agency. Although the funds seek to preserve the value of your investments at $1.00 per share, it is possible to lose money by investing in these funds.

Pursuant to a voluntary arrangement, the Adviser has agreed to limit total fund operating expenses to not exceed 1.00% for the U.S. Treasury Securities Cash Fund and 0.45% for the U.S. Government Securities Savings Fund on an annualized basis. In addition, the yields reported above include the effects of the Adviser's voluntary waiver of fees and/or reimbursement of expenses to maintain a minimum net yield for the funds. The Adviser can modify or terminate these arrangements at any time.

THE YEAR IN REVIEW - ECONOMIC AND POLITICAL ISSUES THAT AFFECTED THE FUNDS

The economic recovery that began in mid-2009 continued throughout 2010. Many cyclical indicators reached multi-year highs during 2010. One of these, the ISM Manufacturing Composite Index, hit its highest level since 2004. The U.S. economy had its first taste of sustained employment growth since 2007 and retail sales were surprisingly strong as tax refunds and government stimulus paved the way early in the year. Later in the

 MONEY MARKET FUNDS


year, a change in Congress and additional quantitative easing from the Federal Reserve provided a spark in November and December.

During the second quarter, the economic recovery's momentum began to slow. Along with a dip in cyclical indicators, China began implementing policies to slow its economy and the European financial crisis fundamentally changed how the global economic recovery was perceived. This mid-year moderation in growth proved temporary and many economic indicators had begun to reaccelerate by the end of the year.

Inflation is contained, and deflation remains the enemy of central bankers for the time being. The Consumer Price Index (CPI) rose a very modest 1.5 percent on a year-over-year basis through December and has stabilized for roughly the past six months. The Federal Reserve left interest rates unchanged but implemented an additional $600 billion quantitative easing program which will purchase long-term Treasuries through June 2011. The Federal Reserve continues to keep all policy options open.

Fiscal austerity is in vogue and could be a significant drag on growth in the U.S. and Europe. Spending cuts and higher taxes could transform a fiscal tailwind into a stiff headwind.

Yields on the three-month Treasury bill rose 7 basis points to 0.13 percent, while yields on the six-month bill ended flat for the year at
0.19 percent. One-year agency discount note yields fell 21 basis points to 0.24 percent. The market was still influenced by periodic bouts of risk aversion, with investors sometimes seeking to own short-term Treasury securities at almost any cost.

INVESTMENT HIGHLIGHTS

The U.S. Treasury Securities Cash Fund performed in line with the Lipper Treasury money market funds for the year ending December 31, 2010, returning 0.01 percent, the same as the peer group. The U.S. Government Securities Savings Fund also performed in line with the Lipper government-only money market funds for the year, returning 0.01 percent versus 0.02 percent for the peer group.

The U.S. Government Securities Savings Fund took a laddered approach by buying fixed-rate securities across the money market spectrum. The fund averaged a weighted average maturity of 24 days. The fund took advantage of higher yields by selectively extending its ladder, but it was a very difficult overall environment for money market fund investors during the past year.

 MONEY MARKET FUNDS


The U.S. Treasury Securities Cash Fund followed a similar approach, averaging a weighted average maturity of 18 days over the period. The U.S. Treasury Securities Cash Fund took advantage of relatively high repurchase rates relative to Treasuries, which kept the weighted average maturity lower than the U.S. Government Securities Savings Fund over the period.

CURRENT OUTLOOK

The Fed continues to emphasize that it will keep interest rates low for an extended period, and recent developments have reinforced this position. The Fed appears unlikely to change course before mid-year 2011 when the quantitative easing program concludes, but judging by recent Federal Reserve comments, monetary policy is likely to remain loose for some time.

 TAX FREE FUNDS


MANAGEMENT TEAM'S PERSPECTIVE

INTRODUCTION

The Near-Term Tax Free Fund (NEARX) and the Tax Free Fund (USUTX) seek to provide a high level of current income exempt from federal income taxation and to preserve capital. However, a portion of any distribution may be subject to federal and/or state income taxes. The Near-Term Tax Free Fund maintains a weighted average maturity of less than five years, while the Tax Free Fund generally maintains a longer weighted average maturity.

PERFORMANCE GRAPHS

 NEAR-TERM TAX FREE FUND

                    [Near-Term Tax Free Fund Graph]

                                      Barclays Capital
                      Near-Term       3-Year Municipal
        Date        Tax Free Fund        Bond Index
        ----        -------------        ----------

       12/31/00      $ 10,000.00        $ 10,000.00
       01/31/01        10,104.36          10,151.78
       02/28/01        10,126.27          10,191.49
       03/30/01        10,192.18          10,263.13
       04/30/01        10,149.04          10,248.13
       05/31/01        10,231.77          10,341.48
       06/30/01        10,270.38          10,387.54
       07/31/01        10,362.34          10,472.69
       08/31/01        10,473.05          10,580.21
       09/30/01        10,502.28          10,634.20
       10/31/01        10,576.53          10,703.36
       11/30/01        10,507.91          10,669.18
       12/31/01        10,461.71          10,659.00
       01/31/02        10,601.73          10,794.37
       02/28/02        10,690.74          10,875.33
       03/31/02        10,529.09          10,713.28
       04/30/02        10,714.19          10,870.77
       05/31/02        10,765.12          10,933.82
       06/30/02        10,850.23          11,027.85
       07/31/02        10,941.57          11,113.87
       08/31/02        11,041.23          11,185.00
       09/30/02        11,187.57          11,273.36
       10/31/02        11,084.39          11,211.36
       11/30/02        11,057.01          11,214.72
       12/31/02        11,214.53          11,376.21
       01/31/03        11,231.85          11,412.61
       02/28/03        11,334.98          11,485.66
       03/31/03        11,332.93          11,471.87
       04/30/03        11,378.06          11,502.85
       05/31/03        11,536.34          11,591.42
       06/30/03        11,498.23          11,572.87
       07/31/03        11,274.25          11,468.72
       08/31/03        11,351.83          11,527.21
       09/30/03        11,566.42          11,700.11
       10/31/03        11,511.35          11,645.12
       11/30/03        11,545.72          11,656.77
       12/31/03        11,585.39          11,681.25
       01/31/04        11,631.44          11,722.13
       02/29/04        11,738.42          11,821.77
       03/31/04        11,704.79          11,789.85
       04/30/04        11,550.98          11,670.77
       05/31/04        11,502.41          11,625.26
       06/30/04        11,521.45          11,646.18
       07/31/04        11,601.02          11,731.20
       08/31/04        11,723.31          11,854.38
       09/30/04        11,748.88          11,867.42
       10/31/04        11,775.59          11,900.65
       11/30/04        11,727.41          11,843.52
       12/31/04        11,788.57          11,889.71
       01/31/05        11,804.71          11,874.26
       02/28/05        11,777.75          11,838.63
       03/31/05        11,696.71          11,799.57
       04/30/05        11,777.94          11,859.75
       05/31/05        11,810.51          11,881.09
       06/30/05        11,837.72          11,941.69
       07/31/05        11,810.44          11,914.22
       08/31/05        11,843.25          11,953.54
       09/30/05        11,870.67          11,959.51
       10/31/05        11,843.19          11,941.57
       11/30/05        11,876.24          11,952.32
       12/31/05        11,903.86          11,994.16
       01/31/06        11,881.71          12,020.54
       02/28/06        11,915.02          12,030.16
       03/31/06        11,892.75          12,008.50
       04/30/06        11,915.09          12,028.92
       05/31/06        11,954.24          12,071.02
       06/30/06        11,926.18          12,049.29
       07/31/06        12,016.19          12,131.23
       08/31/06        12,106.45          12,227.06
       09/30/06        12,196.97          12,283.31
       10/31/06        12,236.68          12,320.16
       11/30/06        12,270.83          12,363.28
       12/31/06        12,248.00          12,360.81
       01/31/07        12,225.11          12,360.81
       02/28/07        12,374.33          12,444.86
       03/31/07        12,357.07          12,480.95
       04/30/07        12,391.71          12,505.91
       05/31/07        12,368.55          12,504.66
       06/30/07        12,345.32          12,514.67
       07/31/07        12,438.50          12,594.76
       08/31/07        12,537.77          12,665.29
       09/30/07        12,631.51          12,752.68
       10/31/07        12,672.64          12,813.89
       11/30/07        12,766.94          12,912.56
       12/31/07        12,802.41          12,978.41
       01/31/08        13,015.78          13,256.15
       02/28/08        12,754.28          13,079.85
       03/31/08        12,968.84          13,269.50
       04/30/08        12,944.93          13,254.91
       05/31/08        12,974.89          13,301.30
       06/30/08        12,890.80          13,213.51
       07/31/08        12,987.18          13,374.72
       08/31/08        13,138.19          13,500.44
       09/30/08        12,932.34          13,338.43
       10/31/08        12,908.05          13,361.11
       11/01/08        12,909.05          13,572.21
       11/02/08        12,910.05          13,697.08
       11/03/08        12,911.05          13,953.21
       11/04/08        12,912.05          13,928.10
       11/05/08        12,913.05          14,015.84
       11/06/08        12,914.05          14,057.89
       11/07/08        12,915.05          14,076.17
       11/08/08        12,916.05          14,101.50
       11/09/08        12,917.05          14,265.08
       11/10/08        12,918.05          14,252.24
       11/11/08        12,919.05          14,373.39
       11/12/08        12,920.05          14,340.33
       11/13/08        12,921.05          14,470.83
       11/14/08        12,922.05          14,488.19
       11/15/08        12,923.05          14,541.80
       11/16/08        12,924.05          14,595.60
       11/17/08        12,925.05          14,529.92
       04/30/10        14,062.54          14,601.12
       05/31/10        14,151.23          14,662.44
       06/30/10        14,182.96          14,704.96
       07/31/10        14,335.60          14,822.60
       08/31/10        14,494.88          14,899.68
       09/30/10        14,456.57          14,854.98
       10/31/10        14,424.59          14,866.87
       11/30/10        14,386.12          14,795.50
       12/31/10        14,289.78          14,748.16



AVERAGE ANNUAL PERFORMANCE                           For the Years Ended
                                                       December 31, 2010

                                           One Year  Five Year  Ten Year
  Near-Term Tax Free Fund                   2.95%      3.72%     3.63%
  ----------------------------------------------------------------------
  Barclays Capital 3-Year Municipal Bond
    Index                                   1.81%      4.22%     3.96%

  Performance data quoted above is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

  Pursuant to a voluntary arrangement, the Adviser has agreed to limit total fund operating expenses (exclusive of acquired fund fees and expenses, extraordinary expenses, taxes, brokerage commissions and interest, and advisory fee performance adjustments, if any) to not exceed 0.45%. The Adviser can modify or terminate this arrangement at any time.

  See Definitions for Management Teams' Perspectives for index definitions.
16

 TAX FREE FUNDS


TAX FREE FUND

                         [Tax Free Fund Graph]

                                          Barclays Capital
                                         10-Year Municipal
          Date       Tax Free Fund         Bond Index
          ----       -------------         ----------
        12/31/00      $ 10,000.00          $ 10,000.00
        01/31/01        10,091.44            10,129.09
        02/28/01        10,108.29            10,146.09
        03/30/01        10,197.03            10,232.59
        04/30/01        10,064.69            10,105.82
        05/31/01        10,168.58            10,215.83
        06/30/01        10,246.33            10,276.58
        07/31/01        10,393.81            10,418.19
        08/31/01        10,568.48            10,594.77
        09/30/01        10,521.85            10,580.90
        10/31/01        10,647.42            10,711.50
        11/30/01        10,517.04            10,572.85
        12/31/01        10,381.00            10,462.00
        01/31/02        10,567.44            10,659.73
        02/28/02        10,704.48            10,812.17
        03/31/02        10,468.36            10,589.44
        04/30/02        10,702.66            10,835.11
        05/31/02        10,757.68            10,886.04
        06/30/02        10,879.69            11,021.02
        07/31/02        11,009.21            11,167.60
        08/31/02        11,123.06            11,312.78
        09/30/02        11,347.86            11,583.16
        10/31/02        11,161.14            11,372.34
        11/30/02        11,095.06            11,279.09
        12/31/02        11,315.69            11,526.10
        01/31/03        11,279.24            11,465.01
        02/28/03        11,423.43            11,663.36
        03/31/03        11,411.54            11,669.19
        04/30/03        11,486.76            11,755.54
        05/31/03        11,756.22            12,091.75
        06/30/03        11,694.45            12,033.71
        07/31/03        11,237.76            11,528.29
        08/31/03        11,333.27            11,627.44
        09/30/03        11,644.72            12,019.28
        10/31/03        11,574.80            11,927.94
        11/30/03        11,658.94            12,056.76
        12/31/03        11,732.98            12,184.56
        01/31/04        11,802.55            12,235.73
        02/29/04        11,972.24            12,451.08
        03/31/04        11,913.65            12,380.11
        04/30/04        11,632.16            12,038.42
        05/31/04        11,597.00            12,045.64
        06/30/04        11,548.40            12,085.39
        07/31/04        11,653.56            12,250.96
        08/31/04        11,819.35            12,519.26
        09/30/04        11,868.36            12,585.61
        10/31/04        11,949.28            12,686.30
        11/30/04        11,849.78            12,542.94
        12/31/04        11,983.49            12,690.95
        01/31/05        12,067.08            12,798.82
        02/28/05        12,006.64            12,718.19
        03/31/05        11,931.36            12,606.27
        04/30/05        12,094.24            12,850.83
        05/31/05        12,165.09            12,936.93
        06/30/05        12,215.45            13,011.97
        07/31/05        12,170.87            12,901.36
        08/31/05        12,280.16            13,058.76
        09/30/05        12,208.39            12,941.23
        10/31/05        12,148.40            12,842.88
        11/30/05        12,205.58            12,922.50
        12/31/05        12,316.45            13,040.10
        01/31/06        12,347.79            13,081.83
        02/28/06        12,444.18            13,159.01
        03/31/06        12,367.81            13,023.47
        04/30/06        12,369.85            13,000.03
        05/31/06        12,413.95            13,088.43
        06/30/06        12,374.84            13,029.53
        07/31/06        12,513.26            13,202.82
        08/31/06        12,681.21            13,428.59
        09/30/06        12,752.99            13,526.62
        10/31/06        12,819.78            13,607.78
        11/30/06        12,903.57            13,715.28
        12/31/06        12,872.04            13,650.82
        01/31/07        12,835.15            13,589.39
        02/28/07        12,990.69            13,781.00
        03/31/07        12,964.16            13,753.44
        04/30/07        12,995.05            13,797.45
        05/31/07        12,943.75            13,725.71
        06/30/07        12,887.99            13,651.59
        07/31/07        12,975.13            13,774.45
        08/31/07        12,953.54            13,808.89
        09/30/07        13,145.24            13,993.93
        10/31/07        13,182.18            14,042.90
        11/30/07        13,256.32            14,198.78
        12/31/07        13,301.17            14,238.54
        01/31/08        13,497.61            14,527.58
        02/28/08        12,986.77            13,924.69
        03/31/08        13,319.17            14,282.55
        04/30/08        13,437.74            14,366.82
        05/31/08        13,491.09            14,438.65
        06/30/08        13,343.91            14,288.49
        07/31/08        13,419.97            14,398.51
        08/31/08        13,560.23            14,600.09
        09/30/08        13,074.09            14,070.11
        10/31/08        13,077.47            13,953.32
        11/30/08        13,106.94            14,137.51
        12/31/08        13,372.94            14,452.77
        01/31/09        13,757.47            15,132.05
        02/28/09        13,751.75            15,017.05
        03/31/09        13,757.49            14,946.47
        04/30/09        13,924.56            15,219.99
        05/31/09        13,976.56            15,302.18
        06/30/09        13,836.33            15,086.42
        07/31/09        14,057.25            15,413.79
        08/31/09        14,206.57            15,587.97
        09/30/09        14,563.49            16,082.11
        10/31/09        14,325.26            15,686.49
        11/30/09        14,440.62            15,929.63
        12/31/09        14,446.52            15,878.65
        01/31/10        14,498.62            15,999.33
        02/28/10        14,619.74            16,218.52
        03/31/10        14,568.55            16,100.13
        04/30/10        14,768.14            16,314.26
        05/31/10        14,858.04            16,480.66
        06/30/10        14,867.66            16,531.75
        07/31/10        15,018.38            16,809.49
        08/31/10        15,302.55            17,275.11
        09/30/10        15,273.44            17,147.28
        10/31/10        15,221.15            17,071.83
        11/30/10        14,999.18            16,807.21
        12/31/10        14,741.04            16,519.81


AVERAGE ANNUAL PERFORMANCE                             For the Years Ended
                                                         December 31, 2010


                                           One Year  Five Year  Ten Year
  Tax Free Fund                             2.04%      3.66%     3.95%
  ----------------------------------------------------------------------
  Barclays Capital 10-Year Municipal Bond
    Index                                   4.05%      4.84%     5.14%

  Performance data quoted above is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

  Pursuant to a voluntary arrangement, the Adviser has agreed to limit total fund operating expenses (exclusive of acquired fund fees and expenses, extraordinary expenses, taxes, brokerage commissions and interest, and advisory fee performance adjustments, if any) to not exceed 0.70%. The Adviser can modify or terminate this arrangement at any time.

  See Definitions for Management Teams' Perspectives for index definitions.

Please visit our website at www.usfunds.com for updated performance information for different time periods.

THE YEAR IN REVIEW - ECONOMIC AND POLITICAL ISSUES THAT AFFECTED THE FUNDS

The municipal bond market exhibited modest performance over the past twelve months as the Barclays Capital Municipal Bond Index rose 2.38 percent.

Similar to 2009 when low quality and long duration bonds outperformed, the same theme held true over the first nine months of 2010. For example, the Barclay's BBB Index appreciated 9.68 percent while the AAA-rated

 TAX FREE FUNDS


Index rose about 4.99 percent through September. However, these trends unraveled during the fourth quarter with the BBB rated index falling
5.40 percent, almost double the 2.81 percent decline for the AAA rated index.

The Barclays Capital Municipal Bond Index fell 4.17 percent during the fourth quarter as the general municipal market experienced a very sharp, broad selloff, the worst quarterly performance since 1994.

A "perfect storm" of sorts hit the municipal market in the fourth quarter as Treasury yields rose sharply, concerns over municipal budget shortfalls intensified and tax rates were left unchanged for two additional years. Additionally, the Build America Bond program expired at year end, when many believed that it would be extended at least one more year.

The long end of the yield curve was the most impacted by the expiration of the Build America program and the interest rate selloff. The long end took the brunt of the selling, falling more than 7 percent during the fourth quarter.

General-obligation bonds modestly outperformed revenue-backed municipals. Within revenue bond sectors, however, hospital and housing issues outperformed the general market. High-yield bonds rose 7.80 percent in 2010, with the vast majority of returns occurring during the first six months of the year.

In specialty state trading, Puerto Rico and California outperformed, while Ohio and Illinois underperformed.

The Federal Reserve added an additional $600 billion in quantitative easing to the mix and has pledged to keep interest rates low and monetary policy loose for an extended period of time.

INVESTMENT HIGHLIGHTS

For the year ended December 31, 2010, the Near-Term Tax Free Fund posted a 2.95 percent return, while the Tax Free Fund returned 2.04 percent.

The Near-Term Tax Free Fund outperformed its benchmark, the Barclays Capital 3-Year Municipal Bond Index, which returned 1.81 percent. The Tax Free Fund trailed the performance of its benchmark, the Barclays Capital 10-Year Municipal Bond Index, which returned 4.05 percent.

Both the Near-Term Tax Free Fund and the Tax Free Fund outperformed their respective Lipper peer groups over the past year. The performance difference for the funds was primarily driven by fund credit and maturity

 TAX FREE FUNDS


preferences relative to their benchmarks and peer groups. The conservative credit profile of both funds hampered performance for much of the year, but proved to be an asset during the fourth quarter. From a maturity perspective, the Near-Term Tax Free Fund benefited from a slightly longer maturity profile than its benchmark. The Tax Free Fund maintained a lower interest rate risk profile than the peer group.

STRENGTHS

* The Tax Free Fund maintained significant exposure to hospital-backed municipals, which outperformed.

* The Near-Term Tax Free Fund's laddered maturity approach proved beneficial as maturities out to 10 years outperformed.

* A conservative credit profile proved beneficial for both funds as each stuck to its knitting by owning a diversified set of high quality municipals.

WEAKNESSES

* Both funds increased exposure to Illinois during the year but have yet to recognize much benefit from these positions.

* Both funds had little exposure in the best-performing sectors of the market, including housing and high-yield bonds.

CURRENT OUTLOOK

OPPORTUNITIES

* There is currently a lot of discussion surrounding the outlook for municipals as governments struggle with bloated budgets and little revenue growth. This appears to be an opportunity to purchase high-quality general obligation or essential service debt at distressed levels.

THREATS

* Continued outperformance of low-quality bonds is the most significant threat on a relative basis.

* When the Federal Reserve reverses its monetary policy stance and begins to raise interest rates, the macroeconomic environment could become more difficult.

 TAX FREE FUNDS


 NEAR-TERM TAX FREE FUND
 MUNICIPAL BOND RATINGS                                December 31, 2010
 (BASED ON TOTAL MUNICIPAL BONDS)

                              [Pie Chart]

AA        56.8%
A         25.7%
AAA       15.6%
Not Rated  1.1%
BBB        0.8%

 TAX FREE FUND
 MUNICIPAL BOND RATINGS                                December 31, 2010
 (BASED ON TOTAL MUNICIPAL BONDS)

                              [Pie Chart]
AA        43.3%
A         26.2%
AAA       25.8%
BBB        2.6%
Not Rated  1.3%
B          0.8%

 ALL AMERICAN EQUITY FUND


MANAGEMENT TEAM'S PERSPECTIVE

INTRODUCTION

The principal objective of the All American Equity Fund (GBTFX) is to seek long-term capital appreciation by investing primarily in a broadly diversified portfolio of domestic common stocks. The fund invests in large-capitalization stocks, while retaining the flexibility to seek out promising individual stock opportunities, including stocks with meaningful dividend yields.

PERFORMANCE GRAPH

 ALL AMERICAN EQUITY FUND

                    [All American Equity Fund Graph]

                    All American         S&P
         Date       Equity Fund       500 Index
         ----       -----------       ---------
      12/31/00       $10,000.00      $ 10,000.00
      01/31/01        10,085.47        10,354.57
      02/28/01         8,858.12         9,411.02
      03/30/01         8,229.74         8,815.15
      04/30/01         8,989.73         9,499.63
      05/31/01         8,938.38         9,563.37
      06/30/01         8,714.15         9,330.70
      07/31/01         8,515.48         9,238.80
      08/31/01         7,874.93         8,661.03
      09/30/01         7,525.89         7,961.69
      10/31/01         7,614.99         8,113.59
      11/30/01         8,074.22         8,735.81
      12/31/01         8,094.78         8,812.40
      01/31/02         7,820.62         8,683.87
      02/28/02         7,628.70         8,516.37
      03/31/02         7,978.26         8,836.69
      04/30/02         7,580.72         8,301.18
      05/31/02         8,111.92         8,240.24
      06/30/02         7,265.43         7,653.50
      07/31/02         6,305.84         7,057.07
      08/31/02         6,422.36         7,103.28
      09/30/02         5,856.89         6,332.00
      10/31/02         6,148.20         6,888.79
      11/30/02         6,172.19         7,293.86
      12/31/02         5,942.57         6,865.59
      01/31/03         5,863.75         6,686.08
      02/28/03         5,767.79         6,585.62
      03/31/03         5,853.47         6,649.38
      04/30/03         6,295.56         7,196.83
      05/31/03         6,576.58         7,575.65
      06/30/03         6,562.87         7,672.43
      07/31/03         6,723.95         7,807.76
      08/31/03         6,953.56         7,959.73
      09/30/03         6,857.60         7,875.45
      10/31/03         7,371.67         8,320.73
      11/30/03         7,635.55         8,393.85
      12/31/03         7,803.48         8,833.76
      01/31/04         7,827.47         8,995.88
      02/29/04         7,930.28         9,120.87
      03/31/04         7,872.02         8,983.29
      04/30/04         7,429.93         8,842.45
      05/31/04         7,522.46         8,963.55
      06/30/04         7,721.23         9,137.79
      07/31/04         7,282.56         8,834.96
      08/31/04         7,265.43         8,870.45
      09/30/04         7,491.62         8,966.45
      10/31/04         7,604.71         9,103.43
      11/30/04         8,063.94         9,471.65
      12/31/04         8,197.60         9,793.86
      01/31/05         8,002.25         9,555.13
      02/28/05         8,293.55         9,756.10
      03/31/05         8,156.47         9,583.53
      04/30/05         7,875.45         9,401.85
      05/31/05         8,194.17         9,700.74
      06/30/05         8,386.09         9,714.64
      07/31/05         8,711.66        10,075.76
      08/31/05         8,691.10         9,983.77
      09/30/05         9,061.22        10,064.59
      10/31/05         8,787.05         9,896.72
      11/30/05         9,160.61        10,270.66
      12/31/05         9,170.82        10,274.30
      01/31/06        10,029.06        10,546.33
      02/28/06         9,633.22        10,574.86
      03/31/06        10,120.13        10,706.47
      04/30/06        10,337.32        10,850.14
      05/31/06         9,713.79        10,538.25
      06/30/06         9,664.75        10,552.25
      07/31/06         9,538.64        10,617.29
      08/31/06         9,598.19        10,869.53
      09/30/06         9,493.10        11,149.46
      10/31/06         9,839.90        11,512.55
      11/30/06        10,351.33        11,731.12
      12/31/06        10,171.12        11,895.65
      01/31/07        10,320.75        12,075.37
      02/28/07        10,304.57        11,839.90
      03/31/07        10,498.70        11,972.03
      04/30/07        10,931.42        12,502.18
      05/31/07        11,416.72        12,938.00
      06/30/07        11,558.27        12,723.19
      07/31/07        11,343.93        12,329.19
      08/31/07        11,238.78        12,513.74
      09/30/07        12,330.71        12,981.25
      10/31/07        13,317.49        13,187.70
      11/30/07        12,439.90        12,636.14
      12/31/07        12,919.98        12,548.70
      01/31/08        11,585.75        11,796.10
      02/28/08        11,590.25        11,413.20
      03/31/08        11,280.28        11,363.81
      04/30/08        11,931.67        11,917.13
      05/31/08        12,488.72        12,071.47
      06/30/08        12,250.62        11,054.76
      07/31/08        11,518.37        10,961.80
      08/31/08        11,141.01        11,120.45
      09/30/08         9,667.52        10,130.66
      10/31/08         8,652.25         8,429.42
      11/30/08         7,632.49         7,824.37
      12/31/08         7,788.51         7,906.81
      01/31/09         7,141.34         7,241.17
      02/28/09         6,503.16         6,472.67
      03/31/09         6,813.26         7,038.63
      04/30/09         7,554.81         7,711.70
      05/31/09         7,757.05         8,142.53
      06/30/09         7,577.28         8,158.79
      07/31/09         7,981.76         8,775.10
      08/31/09         8,246.92         9,091.47
      09/30/09         8,525.56         9,430.48
      10/31/09         8,188.50         9,255.52
      11/30/09         8,615.45         9,810.55
      12/31/09         8,859.46         9,999.96
      01/31/10         8,506.89         9,640.77
      02/28/10         8,741.93         9,939.00
      03/31/10         9,184.91        10,538.54
      04/30/10         9,379.27        10,704.96
      05/31/10         8,845.90         9,851.05
      06/30/10         8,488.81         9,336.05
      07/31/10         8,832.34         9,989.87
      08/31/10         8,714.81         9,539.72
      09/30/10         9,401.87        10,390.73
      10/31/10         9,745.40        10,785.96
      11/30/10         9,831.29        10,787.68
      12/31/10        10,269.74        11,508.46

 AVERAGE ANNUAL PERFORMANCE                          For the Years Ended
                                                       December 31, 2010

                                           One Year  Five Year  Ten Year
  All American Equity Fund                  15.92%     2.29%     0.27%
  ----------------------------------------------------------------------
  S&P 500 Index                             15.06%     2.29%     1.41%

  Performance data quoted above is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

  Pursuant to a voluntary arrangement, the Adviser has agreed to limit total fund operating expenses (exclusive of acquired fund fees and expenses, extraordinary expenses, taxes, brokerage commissions and interest, and advisory fee performance adjustments, if any) to not exceed 2.20%. The Adviser can modify or terminate this arrangement at any time.

  See Definitions for Management Teams' Perspectives for index definitions.

Please visit our website at www.usfunds.com for updated performance information for different time periods.

 ALL AMERICAN EQUITY FUND


THE YEAR IN REVIEW - ECONOMIC AND POLITICAL ISSUES THAT AFFECTED THE FUND

The U.S economy has registered six straight quarters of growth. Gross domestic product (GDP) growth by quarter in 2010 was 3.7 percent,
1.7 percent, 2.6 percent and 3.2 percent, sequentially.

Despite the better economic backdrop, the Federal Reserve kept rates at a low level, targeting the federal funds rate between zero and 0.25 percent. In an effort to further stimulate the economy, the government announced a second quantitative easing program (QE2) in November. The plan was to buy back $600 billion of Treasury bonds through June 2011.

Inflation declined during the time period, with the Consumer Price Index
(CPI) starting the year at 2.6 percent and declining to 1.5 percent by year end. It was a similar story for core CPI, which started at 1.6 percent in January and declined to 0.8 percent by year end.

Stubbornly, the unemployment rate stayed high and showed only a slight improvement, beginning the year at 9.7 percent and falling to 9.4 percent by year end.

The yield on the 10-year Treasury note ended the period at 3.30 percent, down from 3.84 percent at the end of 2009.

Stock market performance was marked by extreme swings over the year. The S&P 500 Index began the year at 1,115 and fell 5 percent over the next five weeks to close at 1,056 on February 8. The market rallied 15 percent to carry the S&P 500 to the 1,217 level in April but remained weak throughout the summer before recovering near the end of the year to close at 1,257.

INVESTMENT HIGHLIGHTS

OVERVIEW

The fund gained 15.92 percent for the year ended December 31, 2010, compared to a 15.06 percent return for the benchmark S&P 500 Index.

Because the fund is actively managed, and a holding period is generally not a consideration in investment decisions, the portfolio turnover rate may fluctuate from year to year as the fund adjusts its portfolio composition. Its annual portfolio turnover was, and is expected to continue to be, more than 100 percent.

 ALL AMERICAN EQUITY FUND


STRENGTHS

* Stock selection within the information technology sector provided positive returns. Despite the sector being up only 9.13 percent during the period, several of the fund's holdings did very well. Apple, Inc.,(1) Entropic Communications, Inc.(2) and NVIDIA Corp.(3) were all top performers. Apple is benefiting from a strong portfolio of products, while Entropic is benefiting from strong subscriber growth. As one of Apple's main suppliers, NVIDIA is a beneficiary of Apple's success.

* Stock selection was also strong in the consumer discretion sector. An overweight position in this sector was beneficial as it was the best-performing sector in the S&P 500. Given the level of unemployment, it was surprising that the sector remained resilient. The fund benefited from owning Las Vegas Sands Corp.,(4) Chipotle Mexican Grill, Inc.(5) and AutoZone, Inc.(6)

WEAKNESSES

* The fund's underweighting in the industrial sector, the second-best performing sector in 2010, diminished the fund's return. Construction & farm machinery was one group that the fund missed. Much of the action in this group was related to strong sales in developing countries.

* An overweight position in utilities also hurt the fund, as it was the second-worst performing sector. The decision to overweight the sector was based on owning the five highest yielding stocks in each sector for dividend income. This meant a 5 percent allocation to utilities, which is above the allocation of the S&P 500.

CURRENT OUTLOOK

OPPORTUNITIES

* With the Republicans winning control of the U.S. House of Representatives, gridlock seems likely for the next two years.
  Gridlock tends to be good for markets.

* Corporate cash levels are at record levels and can be used to pay dividends, buy back stock or engage in merger and acquisition (M&A) activity.

* Given the lack of upward wage pressure and the stubbornly high level of unemployment, the Federal Reserve is expected to keep interest rates low for an extended period.
                                                                      23

 ALL AMERICAN EQUITY FUND


THREATS

* The sovereign debt issues in Europe remain a threat. Close attention will be paid to Spain and Portugal in 2011.

* As governments around the world begin to unwind the monetary and fiscal stimulus programs put in place during the economic crisis, it will likely present a headwind for stocks.

The fund ended the period with overweights in materials, energy, utilities and telecom with an emphasis on dividend paying stocks.

(1)This security comprised 4.54% of the fund's total net assets as of 12/31/10.

(2)This security comprised 1.36% of the fund's total net assets as of 12/31/10.

(3)This security comprised 2.17% of the fund's total net assets as of 12/31/10.

(4)This security comprised 0.65% of the fund's total net assets as of 12/31/10.

(5)This security comprised 1.44% of the fund's total net assets as of 12/31/10.

(6)This security comprised 1.84% of the fund's total net assets as of 12/31/10.

 ALL AMERICAN EQUITY FUND


 TOP 10 HOLDINGS BASED ON NET ASSETS                   December 31, 2010
 (EXCLUDING REPURCHASE AGREEMENTS)

   APPLE, INC.                                                     4.54%
     Computers
  ----------------------------------------------------------------------
   NATIONAL-OILWELL VARCO, INC.                                    3.41%
     Oil Field Machinery & Equipment
  ----------------------------------------------------------------------
   LINCOLN NATIONAL CORP.                                          2.35%
     Life/Health Insurance
  ----------------------------------------------------------------------
   RED HAT, INC.                                                   2.31%
     Applications Software
  ----------------------------------------------------------------------
   NVIDIA CORP.                                                    2.17%
     Electronics & Components
  ----------------------------------------------------------------------
   CONCHO RESOURCES, INC.                                          1.97%
     Oil Compaies - Exploration & Production
  ----------------------------------------------------------------------
   CHECK POINT SOFTWARE TECHNOLOGIES LTD.                          1.95%
     Applications Software
  ----------------------------------------------------------------------
   AUTOZONE, INC.                                                  1.84%
     Retail - Auto Parts
  ----------------------------------------------------------------------
   NORTHERN OIL & GAS, INC.                                        1.84%
     Oil Companies - Exploration & Production
  ----------------------------------------------------------------------
   ORACLE CORP.                                                    1.76%
     Enterprise Software/Services
  ----------------------------------------------------------------------
   TOTAL TOP TEN HOLDINGS                                         24.14%

 PORTFOLIO ALLOCATION BY INDUSTRY SECTOR*
 BASED ON TOTAL INVESTMENTS                            December 31, 2010

                              [Pie Chart]

Technology          21.7%
Energy              14.7%
Materials           12.1%
Consumer Discretion 10.8%
Financials          10.7%
Telecommunications   5.8%
Health Care          5.6%
Cash Equivalent      5.4%
Industrials          4.9%
Utilities            4.3%
Consumer Staples     4.0%


* Summary information above may differ from the portfolio schedule included in the financial statements due to the use of different classifications of securities for presentation purposes.

 HOLMES GROWTH FUND


MANAGEMENT TEAM'S PERSPECTIVE

INTRODUCTION

The Holmes Growth Fund (ACBGX) invests in companies with good growth prospects and strong positive earnings momentum. The fund's primary objective is to seek long-term capital appreciation.

PERFORMANCE GRAPH

 HOLMES GROWTH FUND

                       [Holmes Growth Fund Graph]
                                                        S&P
                  Holmes Growth       S&P 500        Composite
        Date           Fund            Index         1500 Index
        ----      -------------       -------        ----------

      12/31/00     $ 10,000.00      $ 10,000.00     $ 10,000.00
      01/31/01        9,717.28        10,354.57       10,345.55
      02/28/01        8,397.91         9,411.02        9,436.72
      03/30/01        7,659.69         8,815.15        8,834.94
      04/30/01        7,732.98         9,499.63        9,539.95
      05/31/01        7,685.86         9,563.37        9,618.80
      06/30/01        7,481.68         9,330.70        9,415.41
      07/31/01        7,246.07         9,238.80        9,317.22
      08/31/01        7,026.18         8,661.03        8,765.67
      09/30/01        6,722.51         7,961.69        8,013.60
      10/31/01        6,764.40         8,113.59        8,192.63
      11/30/01        6,973.82         8,735.81        8,816.52
      12/31/01        7,272.25         8,812.40        8,936.59
      01/31/02        7,298.43         8,683.87        8,819.26
      02/28/02        7,204.19         8,516.37        8,662.48
      03/31/02        7,471.20         8,836.69        9,022.02
      04/30/02        7,732.98         8,301.18        8,541.24
      05/31/02        7,602.09         8,240.24        8,461.29
      06/30/02        7,094.24         7,653.50        7,863.51
      07/31/02        6,214.66         7,057.07        7,221.01
      08/31/02        5,963.35         7,103.28        7,268.16
      09/30/02        5,905.76         6,332.00        6,506.16
      10/31/02        6,068.06         6,888.79        7,042.14
      11/30/02        6,518.32         7,293.86        7,454.29
      12/31/02        5,853.40         6,865.59        7,032.88
      01/31/03        5,968.59         6,686.08        6,845.41
      02/28/03        5,905.76         6,585.62        6,733.95
      03/31/03        5,638.74         6,649.38        6,797.79
      04/30/03        5,712.04         7,196.83        7,352.31
      05/31/03        6,005.24         7,575.65        7,763.14
      06/30/03        6,031.41         7,672.43        7,866.10
      07/31/03        6,204.19         7,807.76        8,025.42
      08/31/03        6,439.79         7,959.73        8,206.70
      09/30/03        6,387.43         7,875.45        8,111.02
      10/31/03        7,094.24         8,320.73        8,591.20
      11/30/03        7,172.77         8,393.85        8,694.77
      12/31/03        7,125.65         8,833.76        9,112.23
      01/31/04        7,329.84         8,995.88        9,285.54
      02/29/04        7,340.31         9,120.87        9,424.39
      03/31/04        7,350.79         8,983.29        9,307.40
      04/30/04        7,183.25         8,842.45        9,142.26
      05/31/04        7,303.66         8,963.55        9,273.46
      06/30/04        7,523.56         9,137.79        9,469.18
      07/31/04        7,130.89         8,834.96        9,136.80
      08/31/04        6,994.76         8,870.45        9,163.88
      09/30/04        7,382.20         8,966.45        9,291.73
      10/31/04        7,528.80         9,103.43        9,435.49
      11/30/04        8,083.77         9,471.65        9,848.78
      12/31/04        8,303.66         9,793.86       10,186.10
      01/31/05        8,073.30         9,555.13        9,937.79
      02/28/05        8,335.08         9,756.10       10,160.10
      03/31/05        8,104.71         9,583.53        9,983.23
      04/30/05        7,706.81         9,401.85        9,762.46
      05/31/05        8,078.53         9,700.74       10,108.76
      06/30/05        8,356.02         9,714.64       10,154.75
      07/31/05        8,832.46        10,075.76       10,555.36
      08/31/05        8,937.17         9,983.77       10,454.78
      09/30/05        9,167.54        10,064.59       10,539.40
      10/31/05        8,670.16         9,896.72       10,353.04
      11/30/05        9,000.00        10,270.66       10,758.77
      12/31/05        9,109.95        10,274.30       10,764.89
      01/31/06        9,926.70        10,546.33       11,105.08
      02/28/06        9,732.98        10,574.86       11,120.00
      03/31/06       10,136.13        10,706.47       11,288.01
      04/30/06       10,329.84        10,850.14       11,433.70
      05/31/06        9,780.10        10,538.25       11,081.94
      06/30/06        9,712.04        10,552.25       11,095.44
      07/31/06        9,361.26        10,617.29       11,113.03
      08/31/06        9,366.49        10,869.53       11,362.93
      09/30/06        9,298.43        11,149.46       11,630.52
      10/31/06        9,602.09        11,512.55       12,025.86
      11/30/06        9,863.87        11,731.12       12,273.13
      12/31/06        9,685.86        11,895.65       12,420.79
      01/31/07       10,026.18        12,075.37       12,631.29
      02/28/07        9,900.52        11,839.90       12,419.07
      03/31/07       10,094.24        11,972.03       12,564.84
      04/30/07       10,591.62        12,502.18       13,097.73
      05/31/07       11,235.60        12,938.00       13,576.36
      06/30/07       11,324.61        12,723.19       13,345.39
      07/31/07       11,193.72        12,329.19       12,909.99
      08/31/07       11,146.60        12,513.74       13,100.60
      09/30/07       12,261.78        12,981.25       13,567.41
      10/31/07       12,973.82        13,187.70       13,796.48
      11/30/07       12,146.60        12,636.14       13,193.69
      12/31/07       12,628.27        12,548.70       13,108.94
      01/31/08       11,319.37        11,796.10       12,326.48
      02/28/08       11,523.56        11,413.20       11,940.65
      03/31/08       11,052.36        11,363.81       11,886.94
      04/30/08       11,643.98        11,917.13       12,488.45
      05/31/08       12,251.31        12,071.47       12,704.56
      06/30/08       11,979.06        11,054.76       11,653.54
      07/31/08       10,801.05        10,961.80       11,558.12
      08/31/08       10,335.08        11,120.45       11,739.58
      09/30/08        8,942.41        10,130.66       10,687.46
      10/31/08        7,403.14         8,429.42        8,836.71
      11/30/08        6,659.69         7,824.37        8,174.28
      12/31/08        6,696.34         7,906.81        8,297.70
      01/31/09        6,225.13         7,241.17        7,593.27
      02/28/09        5,685.86         6,472.67        6,789.75
      03/31/09        6,214.66         7,038.63        7,383.52
      04/30/09        6,769.63         7,711.70        8,139.76
      05/31/09        7,387.43         8,142.53        8,563.75
      06/30/09        7,272.25         8,158.79        8,587.58
      07/31/09        7,664.92         8,775.10        9,252.39
      08/31/09        7,638.74         9,091.47        9,586.93
      09/30/09        8,052.36         9,430.48        9,964.40
      10/31/09        7,691.10         9,255.52        9,743.89
      11/30/09        7,926.70         9,810.55       10,301.78
      12/31/09        8,136.13         9,999.96       10,560.75
      01/31/10        7,691.10         9,640.77       10,185.21
      02/28/10        8,099.48         9,939.00       10,522.18
      03/31/10        8,596.86        10,538.54       11,172.95
      04/30/10        8,780.10        10,704.96       11,390.99
      05/31/10        8,214.66         9,851.05       10,492.99
      06/30/10        7,973.82         9,336.05        9,925.80
      07/31/10        8,371.73         9,989.87       10,617.83
      08/31/10        8,000.00         9,539.72       10,123.90
      09/30/10        8,973.82        10,390.73       11,055.96
      10/31/10        9,345.55        10,785.96       11,475.30
      11/30/10        9,623.04        10,787.68       11,520.98
      12/31/10        9,872.89        11,508.46       12,297.84


 AVERAGE ANNUAL PERFORMANCE                          For the Years Ended
                                                       December 31, 2010

                                        One Year  Five Year   Ten Year
Holmes Growth Fund                       21.35%     1.62%     (0.13)%
-----------------------------------------------------------------------
S&P 500 Index                            15.06%     2.29%      1.41%
-----------------------------------------------------------------------
S&P Composite 1500 Index                 16.43%     2.70%      2.09%

Performance data quoted above is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Pursuant to a voluntary arrangement, the Adviser has agreed to limit total fund operating expenses (exclusive of acquired fund fees and expenses, extraordinary expenses, taxes, brokerage commissions and interest, and advisory fee performance adjustments, if any) to not exceed 2.20%. The Adviser can modify or terminate this arrangement at any time.

See Definitions for Management Teams' Perspectives for index definitions.

Please visit our website at www.usfunds.com for updated performance information for different time periods.

 HOLMES GROWTH FUND


THE YEAR IN REVIEW - ECONOMIC AND POLITICAL ISSUES THAT AFFECTED THE FUND

The United States real gross domestic product (GDP) by quarter in 2010 came in at 3.7 percent, 1.7 percent, 2.6 percent and 3.2 percent increases, sequentially.

To aid a recovering economy, the Federal Reserve kept short-term interest rates in a range of zero to 0.25 percent for the federal funds rate during the year. The year began with the 10-year U.S. Treasury note yield at 3.84 percent. The high for the year was reached in early April at 3.99 percent and a low of 2.39 percent was reached in October. The 10-year U.S. Treasury note ended the year with its yield at 3.30 percent.

In an effort to stimulate the economy, the Federal Reserve announced its second round of quantitative easing (QE2) in November, a plan to purchase $600 billion in U.S. Treasury bonds through June 2011.

Inflation remained relatively contained, with year-over-year change in the Consumer Price Index (CPI) registering 2.6 percent in January, declining to 1.1 percent for much of the latter part of the year and ending the year at 1.5 percent.

The employment picture remained weak. Unemployment was at 9.7 percent in January, hit a high of 9.8 percent in both April and in November, and ended the year at 9.4 percent in December.

Stock market performance was marked by wide swings over the period. The benchmark S&P Composite 1500 Index began the year at 254.79, declined
4.2 percent in early February, rose 14.9 percent in late April, and then declined 16.2 percent to the low for the year in early July. A 10.3 percent rise in early August was followed by a 7.2 percent decline before the month was over. Then, the market rose by 20.9 percent to end the year at 290.89.

The political environment was one of strongly divided partisan debates over national healthcare legislation and financial regulatory reform. It was also marked by what some observers interpreted as an anti-business tilt on the part of the current administration and parts of the legislative bodies. Concern over government spending and increasing government control over major parts of the economy helped raise the profile of the Tea Party movement, which partly helped the Republican Party gain control of the U.S. House of Representatives in the November elections.

 HOLMES GROWTH FUND


INVESTMENT HIGHLIGHTS

OVERVIEW

The fund returned 21.35 percent for the year ended December 31, 2010, compared to a 16.43 percent return for the benchmark S&P Composite 1500 Index.

The fund is actively managed and a holding period is generally not a consideration in investment decisions so the portfolio turnover rate may fluctuate from year to year as the fund adjusts its composition. Its annual portfolio turnover was, and is expected to continue to be, more than 100 percent.

STRENGTHS

* The fund benefited from being overweight the consumer discretionary sector, which was the best-performing sector for the year. Stock selection was a key driver of fund performance in this sector, with positive contributions from Netflix, Inc.,(1) Deckers Outdoor Corp.(2)and Chipotle Mexican Grill, Inc.(2) Netflix benefited from increased customer usage of its movie DVD-by-mail and online movie streaming services. Deckers gained through continued popularity of its Ugg line of boots. Chipotle flourished by providing good value to the customer in a down economy and increasing the number of its restaurants.

* The fund was overweight energy, another outperforming sector, and benefited from stock selection here. Companies such as Concho Resources, Inc.,(3) Pacific Rubiales Energy Corp.(4) and Brigham Exploration Co.(5) advanced through successful exploration and development of reserves in each company's respective geographical area.

* The technology sector underperformed the benchmark, but stock selection resulted in a positive contribution from this sector. Riverbed Technology, Inc.(6) benefited by helping corporations to optimize their wide-area networks. Baidu, Inc.(7) gained by successfully operating the largest Internet search marketing business in China. Rackspace Hosting, Inc.(8) benefited by providing a high level of service in the managed hosting and cloud infrastructure business.

WEAKNESSES

* Relative fund performance was diminished by being underweight the industrials sector, the second-best performing sector in 2010. Also, individual investments in Aegean Marine Petroleum Network, Inc.(2) and Duoyuan Global Water, Inc.(2) failed to live up to expectations.

 HOLMES GROWTH FUND


* The fund was underweight the underperforming telecom sector, but stock selection detracted from fund performance as an investment in AboveNet, Inc.(2) disappointed.

* The fund was underweight the underperforming financials sector, but stock selection proved to be sub-optimal.

CURRENT OUTLOOK

OPPORTUNITIES

* The cyclical recovery now underway in the global economy should provide an opportunity for corporate earnings gains, thereby providing a positive fundamental background for stocks.

* Corporate cash levels are high, providing corporations the ability to pursue mergers and acquisitions. An increase in merger and acquisition (M&A) activity holds promise for both portfolio gains and an increase in overall market valuations.

* Low interest rates, if continued throughout 2011, should provide a favorable backdrop for the economy and stock prices.

THREATS

* Expectations for a continuing recovery in the economy are present, and if recovery does not materialize in line with or ahead of expectations, it could be negative for stocks.

* An escalation in concerns over sovereign debt obligations in Europe would be negative for stocks.

* Quantitative easing currently being implemented by the Federal Reserve might result in unintended consequences.

  From a fund construction viewpoint, at December 31, 2010, the fund was in an offensive posture, being overweight consumer discretion, technology, energy and materials.

(1)This security comprised 0.78% of the fund's total net assets as of 12/31/10.

(2)The fund did not hold this security as of 12/31/10.

(3)This security comprised 3.02% of the fund's total net assets as of 12/31/10.

(4)This security comprised 2.33% of the fund's total net assets as of 12/31/10.

(5)This security comprised 3.02% of the fund's total net assets as of 12/31/10.

(6)This security comprised 1.39% of the fund's total net assets as of 12/31/10.

(7)This security comprised 1.07% of the fund's total net assets as of 12/31/10.

(8)This security comprised 2.32% of the fund's total net assets as of 12/31/10.

 HOLMES GROWTH FUND


 TOP 10 HOLDINGS BASED ON NET ASSETS                   December 31, 2010
 (EXCLUDING REPURCHASE AGREEMENTS)

   NEWFOUNDLAND CAPITAL CORP., LTD.                                6.67%
     Radio
  ----------------------------------------------------------------------
   APPLE, INC.                                                     3.18%
     Computers
  ----------------------------------------------------------------------
   CONCHO RESOURCES, INC.                                          3.02%
     Oil Companies - Exploration & Production
  ----------------------------------------------------------------------
   BRIGHAM EXPLORATION CO.                                         3.02%
     Oil Companies - Exploration & Production
  ----------------------------------------------------------------------
   MERCADOLIBRE, INC.                                              2.46%
     E-Commerce/Products
  ----------------------------------------------------------------------
   PACIFIC RUBIALES ENERGY CORP.                                   2.33%
     Oil Companies - Exploration & Production
  ----------------------------------------------------------------------
   EBIX, INC.                                                      2.33%
     Application Software
  ----------------------------------------------------------------------
   RACKSPACE HOSTING, INC.                                         2.32%
     Web Hosting/Design
  ----------------------------------------------------------------------
   RANDGOLD RESOURCES LTD.                                         2.12%
     Gold Mining
  ----------------------------------------------------------------------
   COGNIZANT TECHNOLOGY SOLUTIONS CORP.                            2.11%
     Computer Services
  ----------------------------------------------------------------------
   TOTAL TOP TEN HOLDINGS                                         29.56%

 PORTFOLIO ALLOCATION BY INDUSTRY SECTOR*
 BASED ON TOTAL INVESTMENTS                            December 31, 2010

                              [Pie Chart]

Technology                                  22.9%
Consumer Discretion                         17.7%
Energy                                      15.7%
Financials                                  10.5%
Materials                                   10.3%
Industrials                                  7.9%
Health Care                                  5.3%
Consumer Staples                             5.1%
Cash Equivalent                              4.6%

* Summary information above may differ from the portfolio schedule included in the financial statements due to the use of different classifications of securities for presentation purposes.

 GLOBAL MEGATRENDS FUND


MANAGEMENT TEAM'S PERSPECTIVE

INTRODUCTION

The Global MegaTrends Fund (MEGAX and MEGIX) focuses on companies that are well positioned to benefit from future investments in global infrastructure, both in the private and public sectors. The fund considers a broad range of investable opportunities, including publicly traded infrastructure assets (such as airports and toll roads), select utilities, construction and engineering firms, telecom operators, select companies in the alternative energy space, and companies in the steel, cement and raw materials sectors.

PERFORMANCE GRAPH

 GLOBAL MEGATRENDS FUND

                        [MegaTrends Fund Graph]

                   Global MegaTrends
                         Fund -           S&P 500
         Date        Investor Class        Index
         ----      -----------------      -------
       12/31/00       $ 10,000.00      $ 10,000.00
       01/31/01         10,325.99        10,354.57
       02/28/01          9,947.14         9,411.02
       03/30/01          9,418.50         8,815.15
       04/30/01         10,273.13         9,499.63
       05/31/01         10,334.80         9,563.37
       06/30/01          9,885.46         9,330.70
       07/31/01          9,330.40         9,238.80
       08/31/01          8,466.96         8,661.03
       09/30/01          7,629.96         7,961.69
       10/31/01          8,105.73         8,113.59
       11/30/01          8,352.42         8,735.81
       12/31/01          8,731.28         8,812.40
       01/31/02          8,044.98         8,683.87
       02/28/02          7,759.02         8,516.37
       03/31/02          8,473.91         8,836.69
       04/30/02          8,207.02         8,301.18
       05/31/02          8,092.64         8,240.24
       06/30/02          7,206.16         7,653.50
       07/31/02          6,138.58         7,057.07
       08/31/02          6,481.73         7,103.28
       09/30/02          5,967.01         6,332.00
       10/31/02          6,310.16         6,888.79
       11/30/02          6,376.88         7,293.86
       12/31/02          6,099.10         6,865.59
       01/31/03          6,214.18         6,686.08
       02/28/03          6,214.18         6,585.62
       03/31/03          6,060.74         6,649.38
       04/30/03          6,386.79         7,196.83
       05/31/03          6,990.95         7,575.65
       06/30/03          7,125.20         7,672.43
       07/31/03          7,249.87         7,807.76
       08/31/03          7,681.41         7,959.73
       09/30/03          7,470.44         7,875.45
       10/31/03          7,911.57         8,320.73
       11/30/03          8,218.44         8,393.85
       12/31/03          8,795.12         8,833.76
       01/31/04          8,659.06         8,995.88
       02/29/04          8,970.05         9,120.87
       03/31/04          8,940.90         8,983.29
       04/30/04          8,668.78         8,842.45
       05/31/04          8,746.53         8,963.55
       06/30/04          8,911.74         9,137.79
       07/31/04          8,717.38         8,834.96
       08/31/04          8,736.81         8,870.45
       09/30/04          8,950.62         8,966.45
       10/31/04          8,940.90         9,103.43
       11/30/04          9,222.73         9,471.65
       12/31/04          9,504.56         9,793.86
       01/31/05          9,271.32         9,555.13
       02/28/05          9,572.59         9,756.10
       03/31/05          9,261.60         9,583.53
       04/30/05          9,125.55         9,401.85
       05/31/05          9,349.07         9,700.74
       06/30/05          9,562.87         9,714.64
       07/31/05          9,893.30        10,075.76
       08/31/05         10,107.10         9,983.77
       09/30/05         10,272.31        10,064.59
       10/31/05         10,009.92         9,896.72
       11/30/05         10,534.71        10,270.66
       12/31/05         10,634.00        10,274.30
       01/31/06         10,963.82        10,546.33
       02/28/06         10,624.01        10,574.86
       03/31/06         10,783.92        10,706.47
       04/30/06         10,923.84        10,850.14
       05/31/06         10,624.01        10,538.25
       06/30/06         10,624.01        10,552.25
       07/31/06         10,564.04        10,617.29
       08/31/06         10,693.97        10,869.53
       09/30/06         10,683.98        11,149.46
       10/31/06         11,063.76        11,512.55
       11/30/06         11,233.67        11,731.12
       12/31/06         11,169.66        11,895.65
       01/31/07         11,158.86        12,075.37
       02/28/07         10,921.21        11,839.90
       03/31/07         11,137.25        11,972.03
       04/30/07         11,731.38        12,502.18
       05/31/07         12,087.86        12,938.00
       06/30/07         12,087.86        12,723.19
       07/31/07         12,066.26        12,329.19
       08/31/07         12,260.70        12,513.74
       09/30/07         13,070.88        12,981.25
       10/31/07         13,773.03        13,187.70
       11/30/07         13,556.99        12,636.14
       12/31/07         13,910.15        12,548.70
       01/31/08         12,740.36        11,796.10
       02/28/08         12,972.00        11,413.20
       03/31/08         12,601.37        11,363.81
       04/30/08         13,481.61        11,917.13
       05/31/08         14,176.54        12,071.47
       06/30/08         13,504.78        11,054.76
       07/31/08         12,497.13        10,961.80
       08/31/08         12,068.59        11,120.45
       09/30/08          9,914.31        10,130.66
       10/31/08          7,644.21         8,429.42
       11/30/08          7,157.76         7,824.37
       12/31/08          7,281.92         7,906.81
       01/31/09          6,748.53         7,241.17
       02/28/09          6,099.18         6,472.67
       03/31/09          6,412.26         7,038.63
       04/30/09          7,212.34         7,711.70
       05/31/09          8,313.91         8,142.53
       06/30/09          8,128.38         8,158.79
       07/31/09          8,766.13         8,775.10
       08/31/09          8,545.82         9,091.47
       09/30/09          8,824.11         9,430.48
       10/31/09          8,592.20         9,255.52
       11/30/09          9,183.56         9,810.55
       12/31/09          9,477.19         9,999.96
       01/31/10          8,930.65         9,640.77
       02/28/10          8,988.80         9,939.00
       03/31/10          9,384.16        10,538.54
       04/30/10          9,465.56        10,704.96
       05/31/10          8,546.92         9,851.05
       06/30/10          8,372.49         9,336.05
       07/31/10          8,919.03         9,989.87
       08/31/10          8,674.83         9,539.72
       09/30/10          9,488.82        10,390.73
       10/31/10          9,686.50        10,785.96
       11/30/10          9,756.27        10,787.68
       12/31/10         10,276.26        11,508.46

 AVERAGE ANNUAL PERFORMANCE             For the Periods Ended December 31, 2010

                                                                Since Inception
                                                                (Institutional
                                 One Year   Five Year  Ten Year     Class)
Global MegaTrends Fund -
  Investor Class                  8.43%      (0.68)%     0.27%        n/a
-------------------------------------------------------------------------------
Global MegaTrends Fund - Institutional Class
  (Inception 3/1/10)               n/a         n/a        n/a       13.08%
-------------------------------------------------------------------------------
S&P 500 Index                    15.06%       2.29%      1.41%      14.60%
-------------------------------------------------------------------------------
S&P Global Infrastructure Index   5.77%       6.80%       n/a       10.58%

Performance data quoted above is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for periods less than one year are not annualized.

The S&P Global Infrastructure Index is not included in the line graph as it had less than ten years of data.

Pursuant to a voluntary arrangement, the Adviser has agreed to limit total fund operating expenses (exclusive of acquired fund fees and expenses, extraordinary expenses, taxes, brokerage commissions and interest, and advisory fee performance adjustments, if any) to not exceed 2.35% for the Investor Class. Also pursuant to a voluntary agreement, the Adviser has agreed to waive all class specific expenses of the Institutional Class. The Adviser can modify or terminate these arrangements at any time.

See Definitions for Management Teams' Perspectives for index definitions.

Please visit our website at www.usfunds.com for updated performance information for different time periods.
                                                                      31

 GLOBAL MEGATRENDS FUND


THE YEAR IN REVIEW - ECONOMIC AND POLITICAL ISSUES THAT AFFECTED THE FUND

Political and economic considerations have a big influence on the climate in which the Global MegaTrends Fund operates.

The first half of 2010 was dominated by the sovereign debt crisis in Europe, with risks of the crisis potentially spreading beyond Europe. This created uncertainty about the finances of many countries, which could impact infrastructure spending globally. In addition, the Chinese property boom became a cause for concern as numerous market participants anticipated a sharp correction. A slowdown in the Chinese property market would likely dampen demand for commodities. This created uncertainty that resource-rich countries would not have enough resources to carry out major infrastructure projects.

The second quarter of 2010 was the high point of the sovereign debt crisis, and this adversely affected the performance of global infrastructure stocks. Going forward, there are different views with respect to potential demand for commodities. China's latest Five-Year Plan deemphasizes the country's growth rate, which has driven fixed asset formation in the past, and focuses on sustainable and structural adjustment to its domestic economy. Some expect China's insatiable appetite for commodities to moderate in the next few years as the country places new emphasis on the modernization of its agriculture sector, upgrading its manufacturing industry, and accelerating the growth of the services sector. A counterargument is that demand for selected commodities, copper in particular, is expected to grow over the coming years from countries such as India as they build up their infrastructure backbone. As a result, we believe that underweighting some of the basic material stocks may be warranted in the near term. However, we believe it is inappropriate to abandon the theme altogether.

Toward the end of 2010, we rotated the portfolio in favor of industrial plays, both inside the U.S. and internationally, in anticipation of a pick up in activity during 2011.

INVESTMENT HIGHLIGHTS

The Global MegaTrends Fund began offering an institutional class of shares on March 1, 2010. Performance of the Institutional Class (MEGIX) is included in the performance graph on the previous page. As the Institutional Class had less than one year of operations, the following discussion of performance is for the one-year period ended December 31, 2010, of the Investor Class.

 GLOBAL MEGATRENDS FUND


OVERVIEW

The Investor Class of the fund had an 8.43 percent return for the year ended December 31, 2010, compared to a 15.06 percent return for the S&P 500 Index, the fund's benchmark, and a 5.77 percent return for the S&P Global Infrastructure Index.

Because the fund is actively managed, and a holding period is generally not a consideration in investment decisions, the portfolio turnover rate may fluctuate from year to year as the fund adjusts its portfolio composition. Its annual portfolio turnover was, and is expected to continue to be, more than 100 percent.

STRENGTHS

* Similar to 2009, international stocks were the top contributors to the fund's performance in 2010. In terms of contribution to return, industrials led all groups. This group was boosted by the fund's holdings in Westshore Terminals Income Fund,(1) Zhuzhou CSR Times Electric Co. Ltd.(2) and the Brazilian toll-road operator Compania de Concessoes Rodoviarias.(3)

* While the performance of utilities in the U.S. was a drag on fund performance, international utilities fared better. Brazil's CPFL Energia S.A.(4) was the top contributor in the group.

* In general, the fund's overseas holdings significantly outperformed the domestic holdings.

WEAKNESSES

* Utilities holdings in the U.S. negatively impacted performance in 2010, which was also the case in 2009. These underperforming stocks included FirstEnergy Corp.(5) and Exelon Corp.(5) In fact, utilities, up 0.86 percent for the year, were the second-weakest performing group of the S&P 500. Only the healthcare sector performed worse.

* The most negative impact for the fund came from Aegean Marine
  Petroleum Network, Inc.(5) and Duoyuan Global Water, Inc.(5)

* The fund's underperformance of the S&P 500 Index was mainly a result of stock selection, both domestic and international.

CURRENT OUTLOOK

We believe that the infrastructure theme will be prominent for many years to come due to the continuing trend toward population growth and urbanization, particularly in emerging nations. In developed countries,

 GLOBAL MEGATRENDS FUND

decades of underinvestment in infrastructure assets have resulted in a significant deterioration of existing infrastructure.

We are encouraged by the awareness of the political leaders around the world that investments in infrastructure are needed to sustain economic growth and competitiveness.

OPPORTUNITIES

* Until recently China was at the forefront of the infrastructure boom, but it appears that India is now stepping up with an estimated $1 trillion of needed investments.

* Although the lower oil price compared to the peak in 2008 may change the relative attractiveness of wind and solar, we believe investments in alternative energy sources will gain traction due to a global need for power. Nuclear energy also fits into this group.

* Improved water infrastructure will be crucial as emerging economies develop. Opportunities in this space are currently limited, but they offer significant potential, both in desalination and waste treatment.

THREATS

* While many countries remain committed to improving their infrastructure, delays due to tight credit conditions and legal impediments appear to affect numerous projects.

* Government subsidies are still required for a sustainable development of alternative energy and this support could change as the political climate changes. There appears to be growing opposition from residents to developments of wind farms in various parts of the world on health and aesthetic grounds.

 (1)This security comprised 2.84% of the fund's total net assets as of 12/31/10.

 (2)This security comprised 2.62% of the fund's total net assets as of 12/31/10.

 (3)This security comprised 3.38% of the fund's total net assets as of 12/31/10.

 (4)This security comprised 2.84% of the fund's total net assets as of 12/31/10.

 (5)The fund did not hold this security as of 12/31/10.

 GLOBAL MEGATRENDS FUND


 TOP 10 HOLDINGS BASED ON NET ASSETS                   December 31, 2010
 (EXCLUDING REPURCHASE AGREEMENTS)

   CSX CORP.                                                       3.53%
     Transportation - Rail
  ----------------------------------------------------------------------
   COMPANIA DE CONCESSOES RODOVIARIAS                              3.38%
     Public Thoroughfares
  ----------------------------------------------------------------------
   NUSTAR ENERGY L.P.                                              3.08%
     Pipelines
  ----------------------------------------------------------------------
   ECORODOVIAS INFRAESTRUTURA E LOGISTICA S.A.                     3.04%
     Public Thoroughfares
  ----------------------------------------------------------------------
   SNC-LAVALIN GROUP, INC.                                         2.95%
     Engineering/R&D Services
  ----------------------------------------------------------------------
   CPFL ENERGIA S.A.                                               2.84%
     Electric - Integrated
  ----------------------------------------------------------------------
   WESTSHORE TERMINALS INCOME FUND                                 2.84%
     Storage/Warehousing
  ----------------------------------------------------------------------
   TOFAS TURK OTOMOBIL FABRIKASI A.S.                              2.75%
     Automotive - Cars & Light Trucks
  ----------------------------------------------------------------------
   ZHUZHOU CSR TIMES ELECTRIC CO., LTD.                            2.62%
     Electric Products - Miscellaneous
  ----------------------------------------------------------------------
   GRUPO EMPRESARIAL IBIZA S.A.                                    2.56%
     Metal & Mineral Mining
  ----------------------------------------------------------------------
   TOTAL TOP TEN HOLDINGS                                         29.59%

 PORTFOLIO ALLOCATION BY INDUSTRY SECTOR*
 BASED ON TOTAL INVESTMENTS                            December 31, 2010

                              [Pie Chart]

Industrials                     38.0%
Materials                       22.0%
Energy                          12.0%
Telecommunications               8.3%
Utilities                        5.2%
Consumer Discretion              3.6%
Financials                       4.9%
Other                            6.0%

* Summary information above may differ from the portfolio schedule included in the financial statements due to the use of different classifications of securities for presentation purposes.

 GLOBAL RESOURCES FUND


MANAGEMENT TEAM'S PERSPECTIVE

INTRODUCTION

The Global Resources Fund (PSPFX and PIPFX) is a non-diversified natural resources fund that seeks long-term growth of capital plus protection against inflation and monetary instability. The fund invests globally in companies involved in the exploration, production, transportation and processing of petroleum, natural gas, industrial commodities, metals, minerals and forestry.

PERFORMANCE GRAPH

 GLOBAL RESOURCES FUND

                      [Global Resources Fund Graph]

                        Global                            Morgan Stanley
                    Resources Fund -         S&P 500     Commodity Related
           Date      Investor Class           Index        Equity Index
           ----      --------------           -----        ------------

          12/31/00     $ 10,000.00         $ 10,000.00      $ 10,000.00
          01/31/01        9,678.90           10,354.57         9,446.05
          02/28/01        9,518.35            9,411.02         9,481.33
          03/30/01        9,380.73            8,815.15         8,900.25
          04/30/01       10,229.36            9,499.63         9,843.27
          05/31/01       10,114.68            9,563.37        10,128.84
          06/30/01        9,197.25            9,330.70         9,652.81
          07/31/01        8,830.28            9,238.80         9,938.86
          08/31/01        8,509.17            8,661.03         9,873.86
          09/30/01        7,958.72            7,961.69         8,985.65
          10/31/01        8,486.24            8,113.59         9,370.61
          11/30/01        8,555.05            8,735.81         9,781.51
          12/31/01        8,646.79            8,812.40        10,018.41
          01/31/02        8,669.72            8,683.87        10,307.87
          02/28/02        9,151.38            8,516.37        10,637.35
          03/31/02       10,000.00            8,836.69        11,146.70
          04/30/02       10,619.27            8,301.18        10,964.28
          05/31/02       12,775.23            8,240.24        11,409.11
          06/30/02       11,307.34            7,653.50        11,016.27
          07/31/02        8,784.40            7,057.07         9,464.52
          08/31/02        9,220.18            7,103.28         9,674.12
          09/30/02        9,036.70            6,332.00         9,028.91
          10/31/02        8,440.37            6,888.79         9,173.27
          11/30/02        8,761.47            7,293.86         9,716.14
          12/31/02       10,184.62            6,865.59         9,645.30
          01/31/03       10,769.95            6,686.08         9,486.96
          02/28/03       10,980.66            6,585.62         9,374.08
          03/31/03       10,606.06            6,649.38         8,999.96
          04/30/03       10,582.64            7,196.83         9,393.65
          05/31/03       11,823.53            7,575.65        10,335.39
          06/30/03       12,034.25            7,672.43        10,656.65
          07/31/03       12,619.57            7,807.76        10,740.26
          08/31/03       14,211.65            7,959.73        11,497.80
          09/30/03       14,960.86            7,875.45        11,447.55
          10/31/03       17,442.63            8,320.73        12,343.62
          11/30/03       18,824.00            8,393.85        12,713.24
          12/31/03       20,324.53            8,833.76        14,141.34
          01/31/04       19,896.64            8,995.88        13,860.24
          02/29/04       20,942.58            9,120.87        14,851.30
          03/31/04       21,489.33            8,983.29        15,061.12
          04/30/04       19,397.45            8,842.45        14,166.01
          05/31/04       19,421.22            8,963.55        14,421.03
          06/30/04       19,944.19            9,137.79        15,367.33
          07/31/04       20,039.27            8,834.96        15,389.92
          08/31/04       20,086.82            8,870.45        15,492.85
          09/30/04       22,963.15            8,966.45        16,725.99
          10/31/04       23,652.52            9,103.43        16,624.76
          11/30/04       26,623.94            9,471.65        18,074.01
          12/31/04       26,505.72            9,793.86        17,816.80
          01/31/05       26,682.25            9,555.13        17,498.89
          02/28/05       31,978.35            9,756.10        19,043.22
          03/31/05       31,600.06            9,583.53        18,346.83
          04/30/05       29,178.99            9,401.85        17,053.44
          05/31/05       29,506.84            9,700.74        17,246.34
          06/30/05       31,953.13            9,714.64        17,952.53
          07/31/05       34,071.57           10,075.76        19,266.51
          08/31/05       36,341.33            9,983.77        19,784.97
          09/30/05       39,392.89           10,064.59        20,733.96
          10/31/05       35,988.26            9,896.72        19,580.51
          11/30/05       37,249.23           10,270.66        20,640.32
          12/31/05       39,485.98           10,274.30        21,722.76
          01/31/06       45,924.22           10,546.33        24,627.47
          02/28/06       43,078.13           10,574.86        22,954.06
          03/31/06       46,338.70           10,706.47        23,954.28
          04/30/06       50,787.43           10,850.14        25,920.01
          05/31/06       47,692.66           10,538.25        25,428.91
          06/30/06       47,582.13           10,552.25        25,208.26
          07/31/06       47,830.82           10,617.29        25,336.62
          08/31/06       47,361.08           10,869.53        24,864.68
          09/30/06       42,967.60           11,149.46        23,905.72
          10/31/06       45,758.43           11,512.55        25,434.85
          11/30/06       48,963.73           11,731.12        27,408.44
          12/31/06       48,246.16           11,895.65        26,796.60
          01/31/07       47,465.90           12,075.37        27,562.07
          02/28/07       47,758.50           11,839.90        27,807.74
          03/31/07       49,709.15           11,972.03        28,437.11
          04/30/07       53,122.80           12,502.18        29,946.78
          05/31/07       56,568.95           12,938.00        32,689.51
          06/30/07       57,544.28           12,723.19        32,939.69
          07/31/07       58,129.48           12,329.19        33,227.45
          08/31/07       55,268.52           12,513.74        33,000.27
          09/30/07       63,298.71           12,981.25        35,991.91
          10/31/07       70,028.46           13,187.70        37,881.66
          11/30/07       63,981.44           12,636.14        35,935.12
          12/31/07       67,520.92           12,548.70        38,915.43
          01/31/08       62,659.42           11,796.10        36,420.52
          02/28/08       68,331.18           11,413.20        38,998.11
          03/31/08       63,816.92           11,363.81        37,825.32
          04/30/08       68,215.43           11,917.13        40,709.35
          05/31/08       76,009.27           12,071.47        43,141.65
          06/30/08       79,173.11           11,054.76        42,919.30
          07/31/08       63,045.25           10,961.80        39,194.89
          08/31/08       57,566.41           11,120.45        37,268.66
          09/30/08       42,904.72           10,130.66        31,328.04
          10/31/08       30,596.62            8,429.42        21,665.22
          11/30/08       27,394.20            7,824.37        21,744.90
          12/31/08       25,573.13            7,906.81        22,878.07
          01/31/09       25,718.98            7,241.17        21,723.96
          02/28/09       24,309.06            6,472.67        19,859.20
          03/31/09       26,496.87            7,038.63        21,945.37
          04/30/09       29,511.20            7,711.70        24,764.03
          05/31/09       35,005.04            8,142.53        29,023.10
          06/30/09       32,087.96            8,158.79        27,265.00
          07/31/09       35,199.52            8,775.10        29,603.41
          08/31/09       35,588.46            9,091.47        30,208.74
          09/30/09       39,429.29            9,430.48        32,247.10
          10/31/09       39,332.06            9,255.52        31,742.11
          11/30/09       41,811.58            9,810.55        34,417.78
          12/31/09       43,027.03            9,999.96        35,417.93
          01/31/10       40,255.80            9,640.77        32,999.35
          02/28/10       42,443.62            9,939.00        35,321.11
          03/31/10       45,555.17           10,538.54        37,136.79
          04/30/10       46,722.01           10,704.96        37,475.85
          05/31/10       41,374.02            9,851.05        33,643.95
          06/30/10       40,304.42            9,336.05        31,907.85
          07/31/10       41,471.25            9,989.87        34,872.95
          08/31/10       41,033.69            9,539.72        34,388.46
          09/30/10       45,992.74           10,390.73        37,086.93
          10/31/10       50,562.84           10,785.96        39,003.50
          11/30/10       53,917.49           10,787.68        40,266.91
          12/31/10       59,375.80           11,508.46        44,509.59

AVERAGE ANNUAL PERFORMANCE              For the Periods Ended December 31, 2010

                                                                Since Inception
                                                                (Institutional
                                 One Year  Five Year   Ten Year     Class)
Global Resources Fund - Investor
  Class                           38.00%     8.50%      19.49%        n/a
-------------------------------------------------------------------------------
Global Resources Fund - Institutional Class
  (Inception 3/1/10)               n/a        n/a         n/a       38.53%
-------------------------------------------------------------------------------
S&P 500 Index                     15.06%     2.29%       1.41%      14.60%
-------------------------------------------------------------------------------
Morgan Stanley Commodity Related
  Equity Index                    25.66%    15.41%      16.08%      24.06%

Performance data quoted above is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for periods less than one year are not annualized.

Pursuant to a voluntary arrangement, the Adviser has agreed to limit total fund operating expenses (exclusive of acquired fund fees and expenses, extraordinary expenses, taxes, brokerage commissions and interest, and advisory fee performance adjustments, if any) to not exceed 1.90% for the Investor Class. Also pursuant to a voluntary agreement, the Adviser has agreed to waive all class specific expenses of the Institutional Class. The Adviser can modify or terminate these arrangements at any time.

See Definitions for Management Teams' Perspectives for index definitions.

Please visit our website at www.usfunds.com for updated performance information for different time periods.

 GLOBAL RESOURCES FUND


THE YEAR IN REVIEW - ECONOMIC AND POLITICAL ISSUES THAT AFFECTED THE FUND

Improving economic conditions throughout 2010 helped global growth gain momentum during the year. In addition, we continued to see easy monetary policy from governments around the globe despite several emerging markets moving from very accommodative to more neutral interest rates. These conditions are likely to drive financial asset values higher in 2011.

Recent economic data have been better-than-expected and point to strengthening growth momentum. Chinese gross domestic product (GDP) grew
10.3 percent in 2010 accelerating from 9.1 percent in 2009. U.S. data on consumer spending, investment and trade showed solid gains in demand during the fourth quarter. Markets across Europe, where the sovereign debt crisis became a cause for concern with an unprecedented intervention from the European Central Bank (ECB) in the spring of 2010, began to recover from the low levels experienced early in the year.

Potential hurdles for future growth, such as Europe's sovereign debt problems, have continued to linger. However, Europe is committing more political capital and additional future funds to solve this issue and healthy economic growth in the region is making it clear that Europe is in a decent position to pay down its debts.

Worries about accelerating inflation, especially in the developing world, have recently started to grab headlines as the next destabilizing force. Inflation in emerging economies has climbed quickly in recent months, most notably pushing world food commodity prices up 20 percent from the prior year. In developed economies such as the U.S., inflation remains subdued as raw food costs account for only a small part of overall consumer spending.

The U.S. Federal Reserve's game plan is playing out as expected. The Federal Reserve's policy of increased liquidity is keeping U.S. short-term interest rates very low, the U.S. dollar relatively weak, economic activity accelerating and equity markets pushing higher. This has removed any significant risk of deflation from the U.S. economy. As strong economic growth tightens supply/demand balances and drives financial assets higher, a bullish environment is created for commodity prices, particularly copper and oil.

INVESTMENT HIGHLIGHTS

The Global Resources Fund began offering an institutional class of shares on March 1, 2010. Performance of the Institutional Class shares (PIPFX) is
                                                                      37

 GLOBAL RESOURCES FUND

included in the performance graph on the previous page. As the Institutional Class had less than one year of operations, the following discussion of performance is for the one-year period ended December 31, 2010, of the Investor Class.

OVERVIEW

The Investor Class of the Global Resources Fund posted a strong 38.00 percent return in 2010, outperforming its benchmark, the Morgan Stanley Commodity Related Equity Index (CRX), by 12.34 percent.

The fund also topped its Lipper category of global natural resources funds, besting the other 130 funds in the category. The Global Resources Fund ranked 1 out of 131, 17 out of 54, and 1 out of 32 global natural resources funds for total return for the 1-, 5- and 10-year periods as of December 31, 2010.

The first half of 2010 was rather volatile for investors. The fund had gained approximately 10 percent by late April, and then gave back all of those gains and more during a broad-market selloff in the second quarter. This selloff was triggered by European sovereign debt worries and an overheated Chinese property market.

The management team repositioned the fund for a rebound in the second-half of 2010 as it became more likely that the Federal Reserve would launch a second round of quantitative easing (QE2). This drove a rally in gold, base metals and energy commodities that played out through the end of the year and helped the fund gain 47 percent during the second half of 2010.

Because the fund is actively managed, and a holding period is generally not a consideration in investment decisions, the portfolio turnover rate may fluctuate from year-to-year as the fund adjusts its portfolio composition. Its annual portfolio turnover was, and is expected to continue to be, more than 100 percent.

STRENGTHS

* Gold posted its tenth year of positive performance in 2010, up 29.2 percent, and closed the year near a record level at $1,421 per ounce. Fear of sovereign debt default in several southern European countries increased demand for safe haven assets such as gold. In addition, the second round of quantitative easing by the Federal Reserve also provided a catalyst for gold prices.

* Base metals, particularly copper, benefited from an improving global economy. Copper mining stocks, as measured by the ISE Global Copper

 GLOBAL RESOURCES FUND


  Index, gained 52.99 percent in 2010. The fund's investments in copper mining stocks, such as Freeport-McMoRan Copper & Gold, Inc.(1) and First Quantum Minerals Ltd.,(2) contributed to its strong performance.

* Crude oil prices gained 15 percent and reached nearly $92 per barrel by late December. This is a substantial recovery back up to price levels previously attained before the collapse of Lehman Brothers put financial markets in a crisis. The fund benefited from an increased allocation to the energy sector during the second half of 2010. Also key to performance was the fund's exposure to oil exploration and production companies such as Pacific Rubiales Energy Corp.,(3) which gained more than 132 percent. Additionally, the fund benefited from strong stock performance of oil exploration company HRT Participacoes Em Petroleo,(4) which listed on the Brazilian stock exchange in October. Both of these holdings, which are not included in the fund's benchmark index, helped the fund outperform its benchmark this year.

WEAKNESSES

* U.S. natural gas futures fell nearly 21 percent in 2010, making it the third-straight year of price declines. Rapid growth in natural gas supply has swamped a mild recovery in demand and depressed prices, which dampened performance of the natural gas producing companies in the portfolio.

CURRENT OUTLOOK

OPPORTUNITIES

* The U.S. Department of Agriculture's (USDA) recent World Agricultural Supply and Demand Estimates (WASDE) report projects a 10.5 percent decline for corn inventories and 15.2 percent decline for soybean inventories for the 2010-2011 marketing year. The projected stock-to-use ratio for U.S. corn is now 5.5 percent, the lowest since 1995-1996. Based on the December 2011 corn futures prices of $5.48, farmers are likely to see record profitability even after subtracting the rising fertilizer and seed input costs.

* In its Short-Term Energy Outlook, the U.S. Energy Information
  Association (EIA) said it expects "continued tightening of world oil markets over the next 2 years." The EIA expects West Texas intermediate (WTI) crude prices to average $93.50 per barrel in 2011 and $97.50 per barrel in 2012.

 GLOBAL RESOURCES FUND


THREATS

* The number of young recruits hired to replace aging petroleum engineers has declined over the last 10 years, as many college graduates choose managerial positions over engineering jobs and other field assignments, according to Andrew Gould, the chairman and chief executive officer of Schlumberger Ltd.(1) "The talent gap is still a factor that limits the expansion of the oil and gas exploration industry," he told a conference in Dhahran, Saudi Arabia, as reported by Bloomberg.

(1)The fund did not hold this security as of 12/31/10.

(2)This security comprised 1.11% of the fund's total net assets as of 12/31/10.

(3)This security comprised 3.57% of the fund's total net assets as of 12/31/10.

(4)This security comprised 4.64% of the fund's total net assets as of 12/31/10.


 TOP 10 HOLDINGS BASED ON NET ASSETS                   December 31, 2010
 (EXCLUDING REPURCHASE AGREEMENTS)

   HRT PARTICIPACOES EM PETROLEO                                   4.64%
     Oil Companies - Exploration & Production
  ----------------------------------------------------------------------
   PACIFIC RUBIALES ENERGY CORP.                                   3.57%
     Oil Companies - Exploration & Production
  ----------------------------------------------------------------------
   ANADARKO PETROLEUM CORP.                                        2.95%
     Oil Companies - Exploration & Production
  ----------------------------------------------------------------------
   APACHE CORP.                                                    1.92%
     Oil Companies - Exploration & Production
  ----------------------------------------------------------------------
   HALLIBURTON CO.                                                 1.89%
     Oil - Field Services
  ----------------------------------------------------------------------
   PIONEER NATURAL RESOURCES CO.                                   1.87%
     Oil Companies - Exploration & Production
  ----------------------------------------------------------------------
   RIO TINTO PLC                                                   1.81%
     Metal - Diversified
  ----------------------------------------------------------------------
   SHAMARAN PETROLEUM CORP.                                        1.80%
     Oil Companies - Exploration & Production
  ----------------------------------------------------------------------
   GRAN TIERRA ENERGY, INC.                                        1.75%
     Oil Companies - Exploration & Production
  ----------------------------------------------------------------------
   AGRIUM, INC.                                                    1.73%
     Agricultural Chemicals & Fertilizers
  ----------------------------------------------------------------------
   TOTAL TOP TEN HOLDINGS                                         23.93%

 GLOBAL RESOURCES FUND


 PORTFOLIO ALLOCATION BY INDUSTRY SECTOR*              December 31, 2010

                              [Pie Chart]

Oil & Gas Exploration & Production          35.6%
Metals & Mining                             14.9%
General Basic Materials                     10.9%
Precious Metals                             10.6%
Oil & Gas Equipment & Services               9.8%
Cash Equivalent                              7.7%
Oil & Gas - Other                            3.3%
Oil & Gas - Integrated                       1.0%
Other Sectors                                6.2%


    Energy:
      Oil & Gas Exploration & Production           35.6%
      Oil & Gas Equipment & Services                9.8%
      Oil & Gas - Integrated (includes              1.0%
        Refining and Marketing)
      Oil & Gas - Other                             3.3%
    Total Energy                                               49.7%
    Basic Materials:
      Metals & Mining (includes Copper,            14.9%
        Uranium and Coal)
      Precious Metals (includes Gold/Silver        10.6%
        Mining and Platinum)
      General Basic Materials                      10.9%
    Total Basic Materials                                      36.4%
    Other Sectors                                               6.2%
    Repurchase Agreement                                        7.7%
                                                              -----
                                                              100.0%
                                                              =====

* Summary information above may differ from the portfolio schedule included in the financial statements due to the use of different classifications of securities for presentation purposes.

 PRECIOUS METALS AND MINERALS FUNDS


MANAGEMENT TEAM'S PERSPECTIVE

INTRODUCTION

The World Precious Minerals Fund (UNWPX and UNWIX) and the Gold and Precious Metals Fund (USERX) seek an objective of long-term capital growth plus protection against inflation and monetary instability. The Gold and Precious Metals Fund focuses on equity securities of established gold and precious metals companies and pursues current income as a secondary objective. The World Precious Minerals Fund focuses on equity securities of companies principally engaged in the exploration, mining and processing of precious minerals such as gold, silver, platinum and diamonds. Although this fund has the latitude to invest in a broad range of precious minerals, it currently remains focused on the gold sector.

PERFORMANCE GRAPHS

 WORLD PRECIOUS MINERALS FUND


                [World Precious Minerals Fund Graph]

                   World Precious                            NYSE Arca
                  Minerals Fund -       S&P 500             Gold Miners
         Date      Investor Class        Index                 Index
         ----      --------------        -----                 -----
        12/31/00     $ 10,000.00     $ 10,000.00           $ 10,000.00
        01/31/01        9,900.99       10,354.57             10,503.79
        02/28/01        9,881.19        9,411.02             11,571.75
        03/30/01        9,227.72        8,815.15             10,420.23
        04/30/01       10,099.01        9,499.63             11,950.92
        05/31/01       10,495.05        9,563.37             12,537.31
        06/30/01       10,455.45        9,330.70             12,834.37
        07/31/01        9,861.39        9,238.80             12,531.03
        08/31/01       10,000.00        8,661.03             13,437.18
        09/30/01       10,574.26        7,961.69             14,102.79
        10/31/01       10,435.64        8,113.59             13,684.97
        11/30/01       10,376.24        8,735.81             13,143.02
        12/31/01       10,752.48        8,812.40             13,927.93
        01/31/02       12,633.66        8,683.87             16,016.04
        02/28/02       13,841.58        8,516.37             17,788.73
        03/31/02       16,099.01        8,836.69             19,564.31
        04/30/02       17,782.18        8,301.18             20,853.50
        05/31/02       25,029.70        8,240.24             25,887.55
        06/30/02       20,653.47        7,653.50             22,574.99
        07/31/02       14,851.49        7,057.07             18,675.55
        08/31/02       16,910.89        7,103.28             22,141.24
        09/30/02       17,029.70        6,332.00             22,322.85
        10/31/02       14,772.28        6,888.79             20,017.39
        11/30/02       14,930.69        7,293.86             20,052.17
        12/31/02       19,722.02        6,865.59             25,027.77
        01/31/03       20,474.30        6,686.08             25,225.81
        02/28/03       19,722.02        6,585.62             22,589.96
        03/31/03       18,583.43        6,649.38             20,936.58
        04/30/03       18,095.46        7,196.83             20,725.98
        05/31/03       19,417.04        7,575.65             23,313.53
        06/30/03       19,823.68        7,672.43             24,673.24
        07/31/03       21,104.60        7,807.76             26,081.24
        08/31/03       24,744.02        7,959.73             29,837.70
        09/30/03       26,655.23        7,875.45             29,702.46
        10/31/03       32,612.50        8,320.73             32,479.35
        11/30/03       38,000.47        8,393.85             37,427.43
        12/31/03       38,004.00        8,833.76             36,807.23
        01/31/04       35,266.61        8,995.88             32,305.46
        02/29/04       36,817.80        9,120.87             33,797.03
        03/31/04       40,034.22        8,983.29             36,141.62
        04/30/04       31,297.41        8,842.45             27,647.68
        05/31/04       32,323.93        8,963.55             30,504.27
        06/30/04       31,206.16        9,137.79             29,418.92
        07/31/04       29,700.60        8,834.96             28,943.15
        08/31/04       30,978.05        8,870.45             31,368.40
        09/30/04       35,768.47        8,966.45             34,559.73
        10/31/04       36,589.68        9,103.43             35,051.44
        11/30/04       40,011.41        9,471.65             36,111.67
        12/31/04       38,371.18        9,793.86             33,289.86
        01/31/05       36,377.57        9,555.13             30,955.90
        02/28/05       40,130.25        9,756.10             33,371.98
        03/31/05       38,253.91        9,583.53             31,536.49
        04/30/05       33,093.97        9,401.85             28,108.00
        05/31/05       32,976.70        9,700.74             28,991.93
        06/30/05       36,354.11        9,714.64             31,486.74
        07/31/05       36,565.20       10,075.76             30,704.73
        08/31/05       38,793.36        9,983.77             32,177.95
        09/30/05       44,281.66       10,064.59             37,650.10
        10/31/05       40,575.88        9,896.72             34,808.48
        11/30/05       44,633.47       10,270.66             38,138.43
        12/31/05       50,222.50       10,274.30             42,969.62
        01/31/06       62,135.51       10,546.33             51,715.69
        02/28/06       60,553.70       10,574.86             46,661.35
        03/31/06       69,204.23       10,706.47             50,791.67
        04/30/06       77,657.03       10,850.14             57,152.59
        05/31/06       71,502.80       10,538.25             50,779.60
        06/30/06       71,329.79       10,552.25             50,753.51
        07/31/06       72,713.87       10,617.29             50,796.50
        08/31/06       74,196.82       10,869.53             53,169.59
        09/30/06       66,188.90       11,149.46             46,747.81
        10/31/06       71,230.92       11,512.55             49,768.63
        11/30/06       78,620.95       11,731.12             54,883.35
        12/31/06       76,486.38       11,895.65             52,361.01
        01/31/07       76,430.26       12,075.37             51,920.01
        02/28/07       77,552.58       11,839.90             52,482.25
        03/31/07       76,346.09       11,972.03             51,770.27
        04/30/07       79,909.46       12,502.18             52,025.31
        05/31/07       80,246.16       12,938.00             51,394.00
        06/30/07       79,516.65       12,723.19             49,702.46
        07/31/07       82,518.87       12,329.19             52,547.94
        08/31/07       73,147.46       12,513.74             49,233.93
        09/30/07       88,775.82       12,981.25             59,166.30
        10/31/07      103,899.14       13,187.70             66,225.18
        11/30/07       89,729.80       12,636.14             60,705.69
        12/31/07       94,091.23       12,548.70             61,187.75
        01/31/08       98,679.30       11,796.10             66,842.00
        02/28/08      108,249.72       11,413.20             70,758.34
        03/31/08       95,202.41       11,363.81             63,772.88
        04/30/08       85,882.89       11,917.13             58,122.49
        05/31/08       91,976.42       12,071.47             61,518.62
        06/30/08       90,757.72       11,054.76             64,503.21
        07/31/08       77,495.33       10,961.80             58,014.78
        08/31/08       67,638.16       11,120.45             50,064.24
        09/30/08       55,630.32       10,130.66             44,945.18
        10/31/08       32,582.45        8,429.42             27,766.02
        11/30/08       34,446.35        7,824.37             35,386.66
        12/31/08       44,264.55        7,906.81             44,794.96
        01/31/09       45,051.69        7,241.17             45,323.38
        02/28/09       45,514.70        6,472.67             44,212.43
        03/31/09       51,580.24        7,038.63             49,174.03
        04/30/09       50,330.10        7,711.70             43,782.06
        05/31/09       66,906.15        8,142.53             58,816.60
        06/30/09       59,868.27        8,158.79             50,283.53
        07/31/09       65,146.68        8,775.10             52,924.70
        08/31/09       65,146.68        9,091.47             52,528.14
        09/30/09       72,693.88        9,430.48             60,154.57
        10/31/09       72,554.98        9,255.52             56,447.37
        11/30/09       84,454.55        9,810.55             67,781.00
        12/31/09       83,882.19        9,999.96             61,502.68
        01/31/10       75,840.67        9,640.77             54,259.29
        02/28/10       81,233.79        9,939.00             58,545.14
        03/31/10       85,230.47       10,538.54             59,040.72
        04/30/10       93,609.06       10,704.96             67,433.22
        05/31/10       86,241.68        9,851.05             66,214.56
        06/30/10       86,289.83        9,336.05             69,278.37
        07/31/10       84,219.26        9,989.87             64,383.42
        08/31/10       91,442.18        9,539.72             71,370.82
        09/30/10      104,202.67       10,390.73             74,637.98
        10/31/10      109,210.57       10,785.96             76,262.86
        11/30/10      117,155.78       10,787.68             79,274.98
        12/31/10      121,944.53       11,508.46             82,376.95

 AVERAGE ANNUAL PERFORMANCE              For the Periods Ended December 31, 2010

                                                                 Since Inception
                                                                 (Institutional
                                   One Year  Five Year  Ten Year     Class)
World Precious Minerals Fund -
  Investor Class                    45.38%    19.40%     28.40%        n/a
--------------------------------------------------------------------------------
World Precious Minerals Fund - Institutional Class
  (Inception 3/1/10)                  n/a       n/a        n/a       46.72%
--------------------------------------------------------------------------------
S&P 500 Index                       15.06%     2.29%      1.41%      14.60%
--------------------------------------------------------------------------------
NYSE Arca Gold Miners Index*        33.94%    13.89%     23.45%      38.35%

* These are not total returns. These returns reflect simple appreciation only and do not reflect dividend reinvestment.

Performance data quoted above is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for periods less than one year are not annualized.

Pursuant to a voluntary arrangement, the Adviser has agreed to limit total fund operating expenses (exclusive of acquired fund fees and expenses, extraordinary expenses, taxes, brokerage commissions and interest, and advisory fee performance adjustments, if any) to not exceed 1.90% for the Investor Class. Also pursuant to a voluntary agreement, the Adviser has agreed to waive all class specific expenses of the Institutional Class. The Adviser can modify or terminate these arrangements at any time.

See Definitions for Management Teams' Perspectives for index definitions.

 PRECIOUS METALS AND MINERALS FUNDS


 GOLD AND PRECIOUS METALS FUND


                 [Gold and Precious Metals Fund Graph]

                                                      FTSE
               Gold and Precious    S&P 500        Gold Mines
      Date        Metals Fund        Index            Index
      ----     -----------------    -------        ----------
     12/31/00    $ 10,000.00     $ 10,000.00       $ 10,000.00
     01/31/01       9,885.06       10,354.57          9,763.75
     02/28/01      10,114.94        9,411.02         10,455.97
     03/30/01       9,195.40        8,815.15          9,426.86
     04/30/01      10,421.46        9,499.63         10,991.08
     05/31/01      10,881.23        9,563.37         11,367.91
     06/30/01      10,842.91        9,330.70         11,357.37
     07/31/01      10,038.31        9,238.80         11,087.04
     08/31/01      10,306.51        8,661.03         11,795.35
     09/30/01      10,727.97        7,961.69         12,866.30
     10/31/01      10,574.71        8,113.59         12,305.88
     11/30/01      10,498.08        8,735.81         11,812.61
     12/31/01      11,111.11        8,812.40         12,267.99
     01/31/02      12,950.19        8,683.87         14,020.77
     02/28/02      14,827.59        8,516.37         15,411.35
     03/31/02      16,934.87        8,836.69         16,992.98
     04/30/02      18,620.69        8,301.18         18,123.76
     05/31/02      24,674.33        8,240.24         20,767.26
     06/30/02      20,229.89        7,653.50         17,786.86
     07/31/02      14,942.53        7,057.07         15,048.42
     08/31/02      17,279.69        7,103.28         17,134.14
     09/30/02      17,777.78        6,332.00         17,225.72
     10/31/02      15,325.67        6,888.79         15,665.89
     11/30/02      15,478.93        7,293.86         15,265.21
     12/31/02      20,153.26        6,865.59         18,691.78
     01/31/03      20,651.34        6,686.08         18,608.25
     02/28/03      19,348.66        6,585.62         17,419.98
     03/31/03      18,122.61        6,649.38         16,341.43
     04/30/03      17,318.01        7,196.83         16,169.69
     05/31/03      19,272.03        7,575.65         18,019.75
     06/30/03      19,846.74        7,672.43         18,955.09
     07/31/03      20,881.23        7,807.76         19,642.33
     08/31/03      24,291.19        7,959.73         22,162.52
     09/30/03      25,363.98        7,875.45         22,324.02
     10/31/03      29,310.34        8,320.73         24,133.12
     11/30/03      34,827.59        8,393.85         26,709.48
     12/31/03      33,671.35        8,833.76         26,692.51
     01/31/04      29,866.03        8,995.88         23,349.18
     02/29/04      30,980.72        9,120.87         23,792.86
     03/31/04      33,978.85        8,983.29         25,809.39
     04/30/04      26,099.14        8,842.45         20,184.61
     05/31/04      28,213.21        8,963.55         22,242.69
     06/30/04      26,906.33        9,137.79         21,341.87
     07/31/04      25,330.39        8,834.96         21,406.38
     08/31/04      26,714.14        8,870.45         23,283.94
     09/30/04      30,557.91        8,966.45         24,991.22
     10/31/04      30,942.28        9,103.43         25,949.97
     11/30/04      33,286.98        9,471.65         26,761.41
     12/31/04      31,503.91        9,793.86         24,843.77
     01/31/05      29,996.36        9,555.13         23,013.02
     02/28/05      32,083.73        9,756.10         24,577.24
     03/31/05      30,073.67        9,583.53         23,395.11
     04/30/05      26,130.85        9,401.85         20,951.29
     05/31/05      26,710.67        9,700.74         21,178.32
     06/30/05      29,648.46        9,714.64         23,344.35
     07/31/05      29,880.39       10,075.76         22,556.90
     08/31/05      31,890.46        9,983.77         23,618.64
     09/30/05      36,451.76       10,064.59         28,451.87
     10/31/05      34,209.76        9,896.72         26,258.48
     11/30/05      37,031.59       10,270.66         28,630.92
     12/31/05      41,836.65       10,274.30         31,757.46
     01/31/06      52,119.86       10,546.33         37,572.41
     02/28/06      49,382.88       10,574.86         32,782.77
     03/31/06      56,459.92       10,706.47         34,359.42
     04/30/06      64,944.55       10,850.14         38,721.04
     05/31/06      60,213.49       10,538.25         35,550.76
     06/30/06      60,526.29       10,552.25         35,826.65
     07/31/06      61,738.38       10,617.29         35,072.85
     08/31/06      63,106.87       10,869.53         35,945.29
     09/30/06      56,303.53       11,149.46         32,377.41
     10/31/06      59,705.20       11,512.55         34,062.46
     11/30/06      65,609.25       11,731.12         37,058.07
     12/31/06      62,833.17       11,895.65         35,755.85
     01/31/07      62,168.48       12,075.37         34,405.94
     02/28/07      62,481.27       11,839.90         34,427.00
     03/31/07      59,978.89       11,972.03         33,730.54
     04/30/07      60,252.59       12,502.18         33,805.59
     05/31/07      59,978.89       12,938.00         32,902.43
     06/30/07      58,610.41       12,723.19         32,319.49
     07/31/07      60,721.79       12,329.19         34,928.32
     08/31/07      56,225.33       12,513.74         33,296.81
     09/30/07      69,128.22       12,981.25         41,313.63
     10/31/07      79,176.83       13,187.70         46,031.60
     11/30/07      71,474.20       12,636.14         43,298.86
     12/31/07      73,457.92       12,548.70         43,281.89
     01/31/08      81,427.62       11,796.10         47,556.76
     02/28/08      87,712.30       11,413.20         50,389.26
     03/31/08      79,605.98       11,363.81         44,125.51
     04/30/08      72,638.18       11,917.13         40,215.77
     05/31/08      76,873.50       12,071.47         43,025.60
     06/30/08      78,239.74       11,054.76         46,183.15
     07/31/08      70,224.49       10,961.80         41,108.84
     08/31/08      62,163.70       11,120.45         35,350.35
     09/30/08      56,106.73       10,130.66         33,810.42
     10/31/08      37,525.93        8,429.42         21,796.52
     11/30/08      43,491.82        7,824.37         28,520.77
     12/31/08      53,584.64        7,906.81         34,678.61
     01/31/09      53,238.30        7,241.17         34,267.12
     02/28/09      52,842.47        6,472.67         33,034.08
     03/31/09      57,394.44        7,038.63         36,961.09
     04/30/09      53,683.60        7,711.70         33,016.68
     05/31/09      69,615.50        8,142.53         43,040.81
     06/30/09      61,501.12        8,158.79         38,053.25
     07/31/09      64,024.49        8,775.10         39,421.74
     08/31/09      63,430.76        9,091.47         38,940.17
     09/30/09      71,347.23        9,430.48         43,814.66
     10/31/09      70,258.72        9,255.52         41,866.15
     11/30/09      80,649.09        9,810.55         49,154.77
     12/31/09      76,685.41        9,999.96         44,954.65
     01/31/10      69,493.05        9,640.77         39,825.48
     02/28/10      73,262.84        9,939.00         42,529.55
     03/31/10      74,850.12       10,538.54         43,343.33
     04/30/10      83,828.16       10,704.96         48,718.11
     05/31/10      80,256.78        9,851.05         47,619.66
     06/30/10      82,240.88        9,336.05         49,939.73
     07/31/10      77,925.47        9,989.87         46,326.51
     08/31/10      84,919.42        9,539.72         51,441.05
     09/30/10      93,500.64       10,390.73         53,990.49
     10/31/10      96,327.98       10,785.96         54,929.78
     11/30/10     102,329.88       10,787.68         55,424.52
     12/31/10     104,969.88       11,508.46         58,006.44

 AVERAGE ANNUAL PERFORMANCE                        For the Years Ended
                                                     December 31, 2010

                                         One Year  Five Year  Ten Year
Gold and Precious Metals Fund             36.88%    20.19%     26.49%
----------------------------------------------------------------------
S&P 500 Index                             15.06%     2.29%      1.41%
----------------------------------------------------------------------
FTSE Gold Mines Index*                    29.03%    12.79%     19.20%

* These are not total returns. These returns reflect simple appreciation only and do not reflect dividend reinvestment

Performance data quoted above is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Pursuant to a voluntary arrangement, the Adviser has agreed to limit total fund operating expenses (exclusive of acquired fund fees and expenses, extraordinary expenses, taxes, brokerage commissions and interest, and advisory fee performance adjustments, if any) to not exceed 1.90%. The Adviser can modify or terminate this arrangement at any time.

See Definitions for Management Teams' Perspectives for index definitions.

Please visit our website at www.usfunds.com for updated performance information for different time periods.

 PRECIOUS METALS AND MINERALS FUNDS


THE YEAR IN REVIEW - ECONOMIC AND POLITICAL ISSUES THAT AFFECTED THE FUNDS

Inflation fears in China fueled demand for gold as a store of value in 2010. China's gold imports rose nearly five times during the first 10 months of 2010, and the country approved its first mutual fund that invests in gold-backed, exchange-traded funds overseas. "The fund offers a brand new way to invest in gold, giving investors access to golden opportunities globally," Lion Fund Management, the firm which launched the fund, said in a statement.

China also moved to further develop its gold market by increasing the number of banks allowed to trade bullion internationally and announced measures that will encourage the development of gold-linked products. India's central bank is considering a proposal that will allow the country's banks to trade in gold. If approved, the move will only strengthen the bullish case for gold.

In a major shift in direction, participating members of the Central Bank Gold Agreement sold 96 percent less gold in 2010 than the previous year. Recent research conducted by Bank of America-Merrill Lynch showed that adding 8 to 20 percent of gold to a currency portfolio had a significant effect in lowering the overall volatility of the pool of reserve, regardless of the directional move in gold prices. Currencies are the predominant vehicle used by central banks to maintain reserve balances.

The world's largest mining companies are expected to spend up to $120 billion in 2010, three times the 15-year average, according to the Financial Times. Mining support services should perform well in this environment. A PricewaterhouseCoopers survey of top gold mining executives revealed 70 percent of the executives expect to use additional cash inflows from higher prices to look for new projects. This should be positive for further acquisition activity.

The Chilean government reached an agreement on a bill that fixes the tax rate for miners operating in the country over the next six years; some of these rates are as high as 14 percent, which will raise the marginal cost of mining. The China Daily newspaper reported that China plans to further cut export quotas up to 30 percent for rare earth metals in 2011. This could further pressure importing nations to swiftly find new sources of supply since China currently accounts for more than 90 percent of the world's production of rare earth metals.

South African officials said the country's mining sector is filled with problems such as illegal drilling, rights sold without permission, and companies having competing claims to the same plot. The South African

 PRECIOUS METALS AND MINERALS FUNDS


mining ministry has now imposed a six-month halt on new prospecting bids in order to overhaul mining laws, iron out irregularities in the way mining rights are awarded, and audit existing exploration and drilling contracts. Jacob Zuma, the President of the African National Congress, said the government has agreed to explore greater state control of the mining sector. However, Zuma announced no firm shift in policy during a large government meeting, one of the country's largest in years.

INVESTMENT HIGHLIGHTS

The World Precious Minerals Fund began offering an institutional class of shares on March 1, 2010. Performance of the Institutional Class shares (UNWIX) is included in the performance graph on the previous page. As the Institutional Class had less than one year of operations, the following discussion of performance is for the one-year period ended December 31, 2010, of the Investor Class.

For the year ending December 31, 2010, the Investor Class of the World Precious Minerals Fund returned 45.38 percent, while its benchmark NYSE Arca Gold Miners Index rose 34.76 percent on a total return basis. The Gold and Precious Metals Fund gained 36.88 percent, compared to a 29.03 percent return (simple appreciation basis) for its benchmark, the FTSE Gold Mines Index.

Both funds outperformed their benchmarks primarily due to their higher relative exposure to mid-tier and smaller capitalization stocks.

Spot gold finished the year at $1,420.78 per ounce, up $323.83, or 29.52 percent. The S&P 500 Index posted a gain of 15.06 percent, the U.S. Trade Weighted Dollar Index increased 1.50 percent, and the yield on the 90-day Treasury bill finished the year at a yield of 0.13 percent.

Because the funds are actively managed and the holding period is generally not a consideration in investment decisions, the portfolio turnover rate may fluctuate from year to year as the fund adjusts its portfolio composition. The annual portfolio turnover for Gold and Precious Minerals Fund was, and is expected to continue to be, more than 100 percent.

STRENGTHS

* Consolidation over the past year was a significant driver of outperformance in both funds as several senior gold mining companies made important acquisitions of several fund holdings. Red Back Mining, Inc.,(1) which was purchased by Kinross Gold Corp.,(2) was a significant driver of performance in both funds. In addition, Andean Resources Ltd.,(1) which was taken over by Goldcorp, Inc.,(3) was a

 PRECIOUS METALS AND MINERALS FUNDS


  significant contributor to the performance of World Precious Minerals
  Fund.

* Another strong contributor to the World Precious Minerals Fund's performance was its holding in Pacific Rubiales Energy Corp.(4) The fund holds this security as a hedge against higher oil prices, a key component of mining costs.

* Silver stocks also were strong performers across the board as silver prices moved up about 83 percent for the year. Silver mining holdings such as Silver Wheaton Corp.,(5) Silvercorp Metals, Inc.(6) were also contributors to both funds' performance.

* World Bank President Robert Zoellick wrote in the Financial Times that gold should be used as an "international reference point of market expectations about inflation, deflation and future currency values. Although textbooks may view gold as the old money, markets are using gold as an alternative monetary asset today." Zoellick later said that he was not advocating a return to a gold standard for exchange rates, but described the metal as "the elephant in the room" that policymakers needed to acknowledge.

* The World Gold Council released its Gold Demand Trends publication for the second quarter of 2010 and highlighted the massive growth in investment demand, including a 414 percent jump in gold ETFs compared to the same period last year. Gold demand also rose 36 percent higher than the same period last year.

* Gold's role as a reserve asset has been underlined as the Bank of International Settlements reported record activity for gold swaps. The fact that countries in financial distress have swapped their gold rather than sell it suggests that they want to hold on to it for the long term.

WEAKNESSES

* Absent from being a major contributor to our returns for 2010 was Randgold Resources Ltd.,(7) which was a top holding in both funds. While Randgold had significant returns through the end of the third quarter, political uncertainty in the Ivory Coast, where Randgold's newest mine is located, from contested presidential elections took its toll.

* "The global financial crisis has weakened mining and metals companies' defenses against fraud," the 2010 Ernst & Young Business Risk Reports says. "That provides increased exposure to corruption as mining and metal companies must expand their operations to [new] territories."

* The Ernst & Young report revealed that capital allocation is the number one risk for mining companies in 2011. The volatility of prices, cash flow,

 PRECIOUS METALS AND MINERALS FUNDS


  risk appetites and availability of capital during the recent global financial crisis have all made the allocation of capital in mining and metals companies more complex, the report said. A shortage of skilled labor was the second-most important risk to mining companies; cost management was third.

* Investors in the U.S. bought roughly 45 metric tons of gold bars and coins during the first half of 2010, according to GFMS, Ltd. This is less than half the amount of gold bars and coins purchased during the same time period in 2009.

CURRENT OUTLOOK

OPPORTUNITIES

* Bank of America-Merrill Lynch believes mining merger and acquisition (M&A) activity will soon increase. The firm expects "the reserve hungry senior and mid-tier producers to continue focusing their attention on resource-rich junior producers and developers."

* Due to strong demand for metals, Ernst & Young is forecasting more initial public offerings (IPOs). "We're very busy looking at IPOs at the moment," said Lee Downham, a partner in the mining division of Ernst & Young. "I would expect some multi-billion, FTSE-100 mining companies coming to market at some point next year."

* The China Gold Association forecasts China's gold demand to rise 12 percent in 2011 and continue to increase further next year because "Chinese investors have shown their willingness to buy more when prices are on the rise." Meanwhile, Japan's biggest bank recently proclaimed assets held in the country's first gold-backed, exchange-traded funds may increase eight times by year end as investors seek to protect their wealth. Japan has the world's largest amount of public debt.

THREATS

* In South Africa, supporters of mine nationalism want to create a state-owned mining company that could control 60 percent ownership of new mining operations. This debate around the nationalism of South African mines has created great uncertainty with investors and could even see some projects put on hold until after a ruling by the African National Congress policy review conference in 2012.

* China's central bank, the People's Bank of China (PBOC), raised the reserve requirements for its banks numerous times in 2010 to stem the tide of rising inflation. This move tightens the Chinese economy and the popular belief is that this action will put a burden on commodity prices.

 PRECIOUS METALS AND MINERALS FUNDS


* Nevada gold producers are seeing higher-than-expected profit margins in 2010. The average price of gold received by gold producers in Nevada is $100 higher than a year earlier. At the same time, the average cost of gold production in the state declined about $20 for the first time in a decade during 2010. Despite these numbers, Nevada lawmakers warned miners that the state's budget situation is bleak. It is a strong possibility that the Nevada legislature may target the state's mining industry through increased taxes and fees to generate state revenue.

(1)Neither fund held this security at 12/31/10.

(2)This security comprised 5.30% of the total net assets of the World Precious Minerals Fund and 8.35% of the total net assets of the Gold and Precious Metals Fund as of 12/31/10.

(3)This security comprised 3.54% of the total net assets of the World Precious Minerals Fund and 3.46% of the total net assets of the Gold and Precious Metals Fund as of 12/31/10.

(4)This security comprised 1.34% of the total net assets of the World Precious Minerals Fund and 0.00% of the total net assets of the Gold and Precious Metals Fund as of 12/31/10.

(5)This security comprised 1.17% of the total net assets of the World Precious Minerals Fund and 5.67% of the total net assets of the Gold and Precious Metals Fund as of 12/31/10.

(6)This security comprised 1.78% of the total net assets of the World Precious Minerals Fund and 2.76% of the total net assets of the Gold and Precious Metals Fund as of 12/31/10.

(7)This security comprised 6.31% of the total net assets of the World Precious Minerals Fund and 7.58% of the total net assets of the Gold and Precious Metals Fund as of 12/31/10.

 PRECIOUS METALS AND MINERALS FUNDS


WORLD PRECIOUS MINERALS FUND


 TOP 10 HOLDINGS BASED ON NET ASSETS                   December 31, 2010
 (EXCLUDING REPURCHASE AGREEMENTS)

   RANDGOLD RESOURCES LTD.                                         6.31%
     Gold Mining
  ----------------------------------------------------------------------
   KINROSS GOLD CORP.                                              5.30%
     Gold Mining
  ----------------------------------------------------------------------
   ROMARCO MINERALS, INC.                                          4.98%
     Gold Mining
  ----------------------------------------------------------------------
   GOLDCORP, INC.                                                  3.54%
     Gold Mining
  ----------------------------------------------------------------------
   CENTAMIN EGYPT LTD.                                             3.05%
     Gold Mining
  ----------------------------------------------------------------------
   GRAN COLOMBIA GOLD CORP.                                        3.00%
     Gold Mining
  ----------------------------------------------------------------------
   MEDORO RESOURCES LTD.                                           2.62%
     Gold Mining
  ----------------------------------------------------------------------
   BARRICK GOLD CORP.                                              2.57%
     Gold Mining
  ----------------------------------------------------------------------
   YAMANA GOLD, INC.                                               2.08%
     Gold Mining
  ----------------------------------------------------------------------
   CHESAPEAKE GOLD CORP.                                           2.00%
     Gold Mining
  ----------------------------------------------------------------------
   TOTAL TOP TEN HOLDINGS                                         35.45%

 PORTFOLIO ALLOCATION BY INDUSTRY*
 BASED ON TOTAL INVESTMENTS                            December 31, 2010

                              [Pie Chart]

Gold Mining                  65.1%
Diversified Minerals          6.2%
Cash Equivalent               5.6%
Silver Mining                 5.4%
Metal - Diversified           4.9%
Precious Metals               2.6%
Exchange-Traded Funds         2.5%
Other                         7.7%

* Summary information above may differ from the portfolio schedule included in the financial statements due to the use of different classifications of securities for presentation purposes.

 PRECIOUS METALS AND MINERALS FUNDS


GOLD AND PRECIOUS METALS FUND

 TOP 10 HOLDINGS BASED ON NET ASSETS                   December 31, 2010
 (EXCLUDING REPURCHASE AGREEMENTS)

   KINROSS GOLD CORP.                                              8.35%
     Gold Mining
  ----------------------------------------------------------------------
   RANDGOLD RESOURCES LTD.                                         7.58%
     Gold Mining
  ----------------------------------------------------------------------
   BARRICK GOLD CORP.                                              6.88%
     Gold Mining
  ----------------------------------------------------------------------
   DUNDEE PRECIOUS METALS, INC.                                    6.23%
     Gold Mining
  ----------------------------------------------------------------------
   SILVER WHEATON CORP.                                            5.67%
     Silver Mining
  ----------------------------------------------------------------------
   CENTAMIN EGYPT LTD.                                             4.23%
     Gold Mining
  ----------------------------------------------------------------------
   GRAN COLOMBIA GOLD CORP.                                        4.03%
     Gold Mining
  ----------------------------------------------------------------------
   GOLDCORP, INC.                                                  3.46%
     Gold Mining
  ----------------------------------------------------------------------
   AGNICO-EAGLE MINES LTD.                                         2.93%
     Gold Mining
  ----------------------------------------------------------------------
   SILVERCORP METALS, INC.                                         2.76%
     Silver Mining
  ----------------------------------------------------------------------
   TOTAL TOP TEN HOLDINGS                                         52.12%

 PORTFOLIO ALLOCATION BY INDUSTRY*
 BASED ON TOTAL INVESTMENTS                            December 31, 2010

                              [Pie Chart]

Gold Mining                    65.4%
Silver Mining                  12.6%
Cash Equivalent                 9.8%
Exchange-Traded Funds           3.3%
Gold/Mineral Royalty Companies  3.2%
Other                           5.7%

* Summary information above may differ from the portfolio schedule included in the financial statements due to the use of different classifications of securities for presentation purposes.

 EASTERN EUROPEAN FUND


MANAGEMENT TEAM'S PERSPECTIVE

INTRODUCTION

The investment objective of the Eastern European Fund (EUROX) is to achieve long-term capital growth by investing in a non-diversified portfolio of equity securities of companies located in the emerging markets of Eastern Europe.(1)

PERFORMANCE GRAPH

 EASTERN EUROPEAN FUND

                     [Eastern European Fund Graph]

                                                       MSCI Emerging
                        Eastern                        Markets Europe
                        European         S&P 500         10/40 Index
         Date            Fund             Index      (Net Total Return)
         ----          ---------         -------     ------------------
        12/31/00      $ 10,000.00      $ 10,000.00      $ 10,000.00
        01/31/01        10,822.56        10,354.57        10,498.13
        02/28/01        10,070.51         9,411.02         8,830.08
        03/30/01         9,870.74         8,815.15         8,176.96
        04/30/01        10,317.27         9,499.63         9,235.79
        05/31/01        10,869.57         9,563.37         8,966.47
        06/30/01        11,186.84         9,330.70         8,561.22
        07/31/01        10,716.80         9,238.80         7,691.23
        08/31/01        10,599.29         8,661.03         7,644.08
        09/30/01         9,788.48         7,961.69         6,380.44
        10/31/01        10,834.31         8,113.59         7,449.34
        11/30/01        11,504.11         8,735.81         8,402.15
        12/31/01        11,938.90         8,812.40         9,192.18
        01/31/02        12,937.72         8,683.87         9,986.97
        02/28/02        12,784.96         8,516.37         9,058.69
        03/31/02        13,936.55         8,836.69         9,910.72
        04/30/02        15,052.88         8,301.18        10,435.96
        05/31/02        15,276.15         8,240.24        10,132.68
        06/30/02        14,347.83         7,653.50         8,882.51
        07/31/02        13,466.51         7,057.07         8,370.40
        08/31/02        14,171.56         7,103.28         8,573.06
        09/30/02        13,995.30         6,332.00         8,235.24
        10/31/02        14,958.87         6,888.79         9,109.99
        11/30/02        16,110.46         7,293.86        10,089.49
        12/31/02        16,075.21         6,865.59         9,494.79
        01/31/03        15,569.92         6,686.08         9,328.05
        02/28/03        16,086.96         6,585.62         9,802.83
        03/31/03        15,487.66         6,649.38         9,107.20
        04/30/03        17,426.56         7,196.83        10,847.89
        05/31/03        19,106.93         7,575.65        12,100.35
        06/30/03        19,189.19         7,672.43        12,214.40
        07/31/03        18,930.67         7,807.76        12,149.76
        08/31/03        20,822.56         7,959.73        13,674.92
        09/30/03        22,232.67         7,875.45        14,371.76
        10/31/03        22,843.71         8,320.73        14,584.41
        11/30/03        23,595.77         8,393.85        14,522.18
        12/31/03        25,937.43         8,833.76        16,365.80
        01/31/04        27,783.91         8,995.88        16,841.76
        02/29/04        30,398.72         9,120.87        18,191.19
        03/31/04        32,505.44         8,983.29        19,797.87
        04/30/04        29,432.11         8,842.45        17,415.40
        05/31/04        29,097.51         8,963.55        16,693.83
        06/30/04        29,754.31         9,137.79        17,151.90
        07/31/04        28,998.37         8,834.96        16,701.41
        08/31/04        30,435.90         8,870.45        17,643.52
        09/30/04        33,149.85         8,966.45        19,099.13
        10/31/04        35,206.99         9,103.43        20,322.12
        11/30/04        36,966.72         9,471.65        20,805.99
        12/31/04        39,520.30         9,793.86        22,181.50
        01/31/05        39,958.55         9,555.13        22,634.53
        02/28/05        44,843.81         9,756.10        25,913.44
        03/31/05        40,061.67         9,583.53        23,215.59
        04/30/05        37,225.90         9,401.85        21,930.65
        05/31/05        38,527.78         9,700.74        22,432.65
        06/30/05        40,628.83         9,714.64        23,822.89
        07/31/05        44,727.80        10,075.76        26,222.42
        08/31/05        48,594.76         9,983.77        28,591.72
        09/30/05        54,124.51        10,064.59        31,844.95
        10/31/05        49,793.51         9,896.72        29,112.08
        11/30/05        53,853.82        10,270.66        31,646.69
        12/31/05        55,638.13        10,274.30        32,836.13
        01/31/06        64,455.72        10,546.33        37,313.31
        02/28/06        66,216.42        10,574.86        39,154.98
        03/31/06        64,357.12        10,706.47        37,959.69
        04/30/06        70,681.56        10,850.14        42,001.83
        05/31/06        59,525.76        10,538.25        36,395.01
        06/30/06        57,990.43        10,552.25        36,440.06
        07/31/06        61,455.49        10,617.29        38,975.24
        08/31/06        63,159.84        10,869.53        39,464.65
        09/30/06        60,765.29        11,149.46        37,939.02
        10/31/06        65,244.51        11,512.55        40,904.30
        11/30/06        69,653.31        11,731.12        44,038.18
        12/31/06        73,880.32        11,895.65        46,527.97
        01/31/07        72,938.14        12,075.37        45,865.55
        02/28/07        71,573.59        11,839.90        45,361.72
        03/31/07        76,658.14        11,972.03        48,212.79
        04/30/07        78,363.82        12,502.18        49,643.31
        05/31/07        76,885.57        12,938.00        48,687.48
        06/30/07        82,116.32        12,723.19        51,834.59
        07/31/07        86,112.49        12,329.19        54,282.90
        08/31/07        82,619.90        12,513.74        51,917.68
        09/30/07        89,686.29        12,981.25        56,888.07
        10/31/07        97,045.08        13,187.70        62,323.56
        11/30/07        93,991.10        12,636.14        60,786.10
        12/31/07        98,160.30        12,548.70        62,413.52
        01/31/08        83,653.75        11,796.10        52,200.80
        02/28/08        86,842.43        11,413.20        55,134.12
        03/31/08        83,870.27        11,363.81        53,822.97
        04/30/08        87,669.13        11,917.13        55,441.70
        05/31/08        96,782.47        12,071.47        61,380.50
        06/30/08        89,578.40        11,054.76        56,425.19
        07/31/08        83,909.63        10,961.80        53,926.57
        08/31/08        73,694.03        11,120.45        47,259.09
        09/30/08        58,223.01        10,130.66        37,444.80
        10/31/08        37,496.56         8,429.42        24,691.47
        11/30/08        31,119.20         7,824.37        20,893.68
        12/31/08        30,233.45         7,906.81        20,704.26
        01/31/09        26,040.92         7,241.17        17,433.81
        02/28/09        24,564.68         6,472.67        16,155.70
        03/31/09        27,989.56         7,038.63        19,082.25
        04/30/09        33,599.28         7,711.70        23,683.05
        05/31/09        41,866.24         8,142.53        29,238.34
        06/30/09        39,386.15         8,158.79        27,181.10
        07/31/09        43,696.78         8,775.10        31,200.72
        08/31/09        44,523.48         9,091.47        32,695.30
        09/30/09        49,306.50         9,430.48        35,763.46
        10/31/09        49,365.55         9,255.52        36,810.79
        11/30/09        51,432.29         9,810.55        37,867.70
        12/31/09        53,794.28         9,999.96        39,350.64
        01/31/10        54,148.58         9,640.77        40,080.99
        02/28/10        51,078.00         9,939.00        37,711.84
        03/31/10        56,687.72        10,538.54        42,138.68
        04/30/10        57,101.07        10,704.96        42,430.20
        05/31/10        50,369.40         9,851.05        37,086.96
        06/30/10        48,243.61         9,336.05        35,687.37
        07/31/10        53,853.33         9,989.87        40,497.46
        08/31/10        51,963.74         9,539.72        39,120.02
        09/30/10        58,282.06        10,390.73        43,184.79
        10/31/10        61,293.60        10,785.96        45,272.86
        11/30/10        59,344.95        10,787.68        43,004.01
        12/31/10        63,832.73        11,508.46        46,427.69

 AVERAGE ANNUAL PERFORMANCE                        For the Years Ended
                                                     December 31, 2010

                                         One Year  Five Year  Ten Year
Eastern European Fund                     18.66%     2.78%     20.35%
----------------------------------------------------------------------
S&P 500 Index                             15.06%     2.29%      1.41%
----------------------------------------------------------------------
MSCI Emerging Markets Europe 10/40
 Index (Net Total Return)                 17.98%     7.16%     16.57%

Performance data quoted above is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Foreign and emerging market investing involves special risks such as currency fluctuation and less public disclosure, as well as economic and political risk. The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Pursuant to a voluntary arrangement, the Adviser has agreed to limit total fund operating expenses (exclusive of acquired fund fees and expenses, extraordinary expenses, taxes, brokerage commissions and interest, and advisory fee performance adjustments, if any) to not exceed 2.85%. The Adviser can modify or terminate this arrangement at any time.

See Definitions for Management Teams' Perspectives for index definitions.

Please visit our website at www.usfunds.com for updated performance information for different time periods.

 EASTERN EUROPEAN FUND


THE YEAR IN REVIEW - ECONOMIC AND POLITICAL ISSUES THAT AFFECTED THE FUND

Increasingly positive macroeconomic data flow is a theme that flowed through 2010. The Russian economy's sluggish recovery caused the nation's government to continue to provide stimulus through lowering interest rates below 8 percent and expanding the monetary base by 30 percent from a year earlier. These measures ran counter to the other BRIC countries (Brazil, Russia, India and China), where signs of overheating led policymakers to apply the brakes. The green shoots of Russia's recovery were clearly seen across the Russian economic landscape, such as industrial production which rose 6.7 percent on a year-over-year basis in November. Russia's domestic sectors proved resilient through the market's mid-year downturn, and then built upon their gains as the year progressed. Stocks with the most domestic exposure outperformed key natural resources such as oil and natural gas. Even though European spot natural gas prices edged up 5 percent on higher demand, the gap with oil-linked Russian exports widened, rendering the latter less competitive.

The recovery was more robust in Turkey, where gross domestic product
(GDP) expanded 10.2 percent during the first half of the year. The region's most vibrant economy rebounded on strength in exports and domestic demand. Borrowing rates touched a four-decade low, spurring double-digit loan growth among the nation's banks.

With subdued inflation risk, both Russia and Turkey are likely to maintain a lower interest rate environment for an extended period. Global deflationary forces create an opportunity for structural changes in the economies that have historically struggled under the burden of high domestic inflation. Against this stable macroeconomic backdrop, the Russian ruble and Turkish lira remained relatively unchanged relative to the U.S. dollar.

The same cannot be said about other currencies in the region. The euro lost 6.5 percent of its value amid concerns of a Greek sovereign debt default. Hungary's forint was the most battered currency, declining 10.1 percent for the year. Hungary's domestic demand has been contracting for three years amid an austerity program separate from the International Monetary Fund (IMF) support deal. After elections in May, the new government has plans to grow the economy via fiscal spending and has tried without success to renegotiate the IMF deal.

While a weaker euro is a sign of structural problems in the European Union, it made German exports more competitive. German firms, in turn, rely on suppliers from Eastern Europe, and industrial production in Czech

 EASTERN EUROPEAN FUND


Republic, Slovakia and Hungary saw double digit percentage growth in November.

INVESTMENT HIGHLIGHTS

OVERVIEW

The fund returned 18.66 percent for the year ended December 31, 2010, compared to 17.98 percent return for the benchmark MSCI Emerging Markets Europe 10/40 Index (Net Total Return).

STRENGTHS

* The fund's significant overweighting in materials, which was one of the top-performing sectors during the year, was the main contributor to the portfolio's performance. The top contributor in this sector was Russia's Novolipetsk Steel,(2) which returned over 50 percent during the year.

* Stock selection within the energy sector also played a role. NovaTek OAO,(3) the fund's largest holding in the sector, appreciated by over 80 percent during the year. TNK-BP Holding(4) is another example of a positive contributor. We built our position in this stock through the over-the-counter market prior to its listing on the Russian Trading System Stock Exchange (RTS).

* The fund's relative overweight in Turkey contributed to its performance, as this was the best-performing market in the region. Banks led the advance, with Turkiye Garanti Bankasi A.S.(5) returning over 20 percent during the year.

* The fund was significantly underweight in Central European equities out of concern that they would be negatively impacted by currency devaluation stemming from the Greek crisis contagion. This concern has materialized, with Hungary, Czech Republic and Poland underperforming Russia and Turkey.

* Strategic underweighting in Russian oil and gas companies, which generally underperformed the RTS and overall index, was another major contributor to the portfolio's relative performance versus the benchmark. Index heavyweight Gazprom OAO(6) underperformed.

WEAKNESSES

* Faced with a budget deficit, the Russian government decided on an early end to the export duty waiver for green field development in East Siberia. As a result, Rosneft Oil Co. OJSC(7) underperformed with a negative return.

EASTERN EUROPEAN FUND

* Sberbank RF(8) continued to attract customer deposits and grow retail loans, but shares ended the first half down over 10 percent due to anemic growth in corporate lending.

CURRENT OUTLOOK

OPPORTUNITIES

* Russian banks are experiencing accelerating credit growth, and are positively geared to inflation and the rate hike cycle. Bad loan provisions are expected to decline, boosting earnings growth.

* Two recent deals by major multinational companies, PepsiCo Inc.'s(9) acquisition of Wimm-Bill-Dann Foods OJSC(9) and BP plc's(9) share swap with Rosneft, may change investors' perception about the balance of risks and opportunities in Russia.

* Adoption of a fiscal rule in Turkey may trigger credit rating upgrades on sovereign bonds to investment grade. The law, set to take effect in 2011, aims at cutting the budget deficit to 1 percent of GDP and the debt-to-GDP ratio to 30 percent in five to ten years.

THREATS

* Reliance on state support is potentially risky for minority shareholders of Russian electricity distribution companies. Minority shareholders may face a considerable dilution if the state provides money for capital expenditure programs through additional share issuance, as occurred for federal transmission and hydro generation companies in 2009-2010.

* The prospect of shale gas in Europe could potentially reduce Europe's dependence on supplies of natural gas from the former Soviet Union states. However, the extent of total reserves of shale gas in Europe and the potential for extraction remain unclear.

* The Polish government has taken advantage of improved market conditions to shore up its budget deficit by continuing to tap equity markets. A steady pipeline of state and private initial public offerings (IPOs) may exceed demand for new equity offerings.

(1)The following countries are considered to be in the Eastern
   European region: Albania, Armenia, Azerbaijan, Belarus, Bulgaria, Croatia, Czech Republic, Estonia, FYR Macedonia, Georgia,
   Hungary, Latvia, Lithuania, Moldova, Poland, Romania, Russia,
   Slovakia, Slovenia, Turkey and Ukraine.

(2)This security comprised 3.79% of the fund's total net assets as of 12/31/10.

(3)This security comprised 5.39% of the fund's total net assets as of 12/31/10.

(4)This security comprised 2.70% of the fund's total net assets as of 12/31/10.

(5)This security comprised 3.72% of the fund's total net assets as of 12/31/10.

(6)This security comprised 3.26% of the fund's total net assets as of 12/31/10.

EASTERN EUROPEAN FUND


(7)This security comprised 4.99% of the fund's total net assets as of 12/31/10.

(8)This security comprised 10.19% of the fund's total net assets as of 12/31/10.

(9)The fund did not hold this security as of 12/31/10.

 TOP 10 HOLDINGS BASED ON NET ASSETS                   December 31, 2010
 (EXCLUDING REPURCHASE AGREEMENTS)

   SBERBANK RF                                                    10.19%
     Commercial Banks - Non US
  ----------------------------------------------------------------------
   NOVATEK OAO                                                     5.39%
     Oil Companies - Exploration & Production
  ----------------------------------------------------------------------
   ROSNEFT OIL CO. OJSC                                            4.99%
     Oil Companies - Integrated
  ----------------------------------------------------------------------
   VTB BANK OJSC                                                   4.49%
     Commercial Banks - Non US
  ----------------------------------------------------------------------
   NOVOLIPETSK STEEL                                               3.79%
     Steel - Producers
  ----------------------------------------------------------------------
   TURKIYE GARANTI BANKASI A.S.                                    3.72%
     Commercial Banks - Non US
  ----------------------------------------------------------------------
   MECHEL                                                          3.59%
     Steel - Producers
  ----------------------------------------------------------------------
   X5 RETAIL GROUP N.V.                                            3.42%
     Food - Retail
  ----------------------------------------------------------------------
   GAZPROM OAO                                                     3.26%
     Oil Companies - Exploration & Production
  ----------------------------------------------------------------------
   MOL HUNGARIAN OIL & GAS NYRT.                                   2.95%
     Oil Compainies - Integrated
  ----------------------------------------------------------------------
   TOTAL TOP TEN HOLDINGS                                         45.79%

 EASTERN EUROPEAN FUND


 COUNTRY DISTRIBUTION*
 BASED ON TOTAL INVESTMENTS                            December 31, 2010
 (EXCLUDING REPURCHASE AGREEMENT)

                       [Eastern European Fund Pie Chart]

Russia                    60.5%
Turkey                    18.1%
Poland                     6.0%
Hungary                    5.2%
Netherlands                3.5%
Canada                     2.5%
Luxembourg                 2.1%
Other                      2.1%

* Country distribution shown is based on domicile. The locale of company operations may be different.

 GLOBAL EMERGING MARKETS FUND


MANAGEMENT TEAM'S PERSPECTIVE

INTRODUCTION

The investment objective of the Global Emerging Markets Fund (GEMFX) is to achieve long-term capital growth by investing in a non-diversified portfolio of the equity securities of companies located in or with a significant business presence in emerging market countries.(1)

PERFORMANCE GRAPH

 GLOBAL EMERGING MARKETS FUND

                      [Global Emerging Markets Fund Graph]

                                                      MSCI Emerging
                   Global Emerging     S&P 500      Markets Net Total
          Date      Markets Fund        Index         Return Index
          ----     ---------------     -------      -----------------
        02/24/05     $ 10,000.00     $ 10,000.00      $ 10,000.00
        02/28/05       10,180.00       10,210.33        10,196.56
        03/31/05        9,370.00       10,029.72         9,522.68
        04/30/05        9,020.00        9,839.59         9,267.07
        05/31/05        9,190.00       10,152.39         9,589.64
        06/30/05        9,440.00       10,166.93         9,915.45
        07/31/05       10,230.00       10,544.87        10,608.51
        08/31/05       10,520.00       10,448.60        10,699.37
        09/30/05       11,470.00       10,533.18        11,695.59
        10/31/05       10,650.00       10,357.49        10,931.16
        11/30/05       11,440.00       10,748.84        11,835.44
        12/31/05       12,298.06       10,752.65        12,534.99
        01/31/06       13,908.39       11,037.34        13,935.03
        02/28/06       13,764.80       11,067.20        13,918.54
        03/31/06       13,805.82       11,204.94        14,041.19
        04/30/06       14,759.72       11,355.30        15,040.99
        05/31/06       13,077.58       11,028.89        13,465.14
        06/30/06       12,995.53       11,043.54        13,432.22
        07/31/06       13,251.95       11,111.61        13,624.53
        08/31/06       13,672.48       11,375.59        13,971.64
        09/30/06       13,569.91       11,668.56        14,087.99
        10/31/06       14,287.90       12,048.56        14,756.92
        11/30/06       15,241.79       12,277.30        15,853.90
        12/31/06       16,305.69       12,449.49        16,567.76
        01/31/07       16,206.06       12,637.57        16,389.35
        02/28/07       16,128.57       12,391.14        16,292.08
        03/31/07       16,593.50       12,529.43        16,940.86
        04/30/07       17,301.96       13,084.26        17,725.17
        05/31/07       17,910.80       13,540.37        18,603.10
        06/30/07       18,729.95       13,315.56        19,475.14
        07/31/07       20,091.53       12,903.22        20,502.70
        08/31/07       19,615.53       13,096.35        20,066.98
        09/30/07       21,785.19       13,585.63        22,283.04
        10/31/07       24,220.53       13,801.70        24,768.06
        11/30/07       22,183.70       13,224.46        23,012.33
        12/31/07       22,722.72       13,132.94        23,093.03
        01/31/08       19,244.61       12,345.31        20,211.25
        02/29/08       20,151.36       11,944.58        21,703.09
        03/31/08       18,635.61       11,892.88        20,554.58
        04/30/08       20,219.02       12,471.97        22,222.67
        05/31/08       20,584.43       12,633.50        22,634.92
        06/30/08       18,567.94       11,569.45        20,377.38
        07/31/08       17,038.66       11,472.17        19,608.75
        08/31/08       15,116.90       11,638.20        18,042.48
        09/30/08       12,044.80       10,602.32        14,885.04
        10/31/08       8,038.89        8,821.87         10,811.31
        11/30/08       6,983.28        8,188.66          9,997.46
        12/31/08       7,267.85        8,274.94         10,777.19
        01/31/09       6,608.39        7,578.31         10,081.18
        02/28/09       6,223.70        6,774.02          9,512.50
        03/31/09       6,883.17        7,366.33         10,879.54
        04/30/09       7,693.76        8,070.74         12,689.97
        05/31/09       9,150.08        8,521.63         14,858.29
        06/30/09       8,847.82        8,538.65         14,658.12
        07/31/09       9,946.93        9,183.65         16,306.38
        08/31/09       10,056.84       9,514.75         16,248.04
        09/30/09       10,166.75       9,869.55         17,722.87
        10/31/09       9,988.15        9,686.44         17,744.79
        11/30/09       10,785.00      10,267.31         18,506.99
        12/31/09       10,922.39      10,465.54         19,237.88
        01/31/10       10,249.18      10,089.63         18,164.95
        02/28/10       10,427.79      10,401.74         18,228.85
        03/31/10       11,279.60      11,029.19         19,700.54
        04/30/10       11,238.38      11,203.36         19,939.21
        05/31/10       10,359.09      10,309.69         18,185.40
        06/30/10       10,276.66       9,770.72         18,051.75
        07/31/10       11,032.30      10,454.98         19,555.00
        08/31/10       10,963.60       9,983.88         19,175.24
        09/30/10       12,062.71      10,874.50         21,306.14
        10/31/10       12,529.83      11,288.13         21,924.79
        11/30/10       12,117.67      11,289.94         21,346.02
        12/31/10       12,598.53      12,044.27         22,869.25

 AVERAGE ANNUAL PERFORMANCE                          For the Periods Ended
                                                         December 31, 2010

                                            One Year  Five Year  Inception

  Global Emerging Markets Fund
    (Inception 2/24/05)                      15.35%     0.48%      4.03%
  ------------------------------------------------------------------------
  S&P 500 Index                              15.06%     2.29%      3.23%
  ------------------------------------------------------------------------
  MSCI Emerging Markets Net
    Total Return Index                       18.88%    12.76%     15.18%

  Performance data quoted above is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Foreign and emerging market investing involves special risks such as currency fluctuation and less public disclosure, as well as economic and political risk. The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

  Pursuant to a voluntary arrangement, the Adviser has agreed to limit total fund operating expenses (exclusive of acquired fund fees and expenses, extraordinary expenses, taxes, brokerage commissions and interest, and advisory fee performance adjustments, if any) to not exceed 3.15%. The Adviser can modify or terminate this arrangement at any time.

  See Definitions for Management Teams' Perspectives for index definitions.

Please visit our website at www.usfunds.com for updated performance information for different time periods.
                                                                      57

 GLOBAL EMERGING MARKETS FUND


THE YEAR IN REVIEW - ECONOMIC AND POLITICAL ISSUES THAT AFFECTED THE FUND

Given the global nature of the fund and its cross-sector exposure, the fund can be volatile at times. The performance of the fund in 2010 was uneven, outperforming the benchmark MSCI Emerging Markets Net Total Return Index in the first quarter but underperforming it during the second, third and fourth quarters of 2010.

Russia's outperformance early in the year benefited the fund as it was overweighted this market after the Russian government provided stimulus by lowering interest rates below 8 percent. In addition, the fund was overweight Mexico and Hungary, which were among the best performers of the index. China was a wild card for much of 2010 due to the formation of an alleged real estate bubble that led many investors to feel uncomfortable with the near-term prospects for this market. However, despite all the negative rhetoric, China's economy continued to grow as exports rebounded early in the year. In addition, the government remained committed to recalibrating the economy toward domestic consumption. Over the long term, this recalibration could provide more stability and less of a reliance on exports and fixed asset investments. This is why the government has increased spending on social safety net programs to encourage people to increase spending.

The sovereign debt crisis in Europe, although concentrated in selected Western European countries, impacted sentiment in countries with a problematic macroeconomic situation such as Hungary around mid year. The introduction of a bank tax in that country was negatively perceived by various market participants. By contrast, Turkey was perceived as a place of stability among investors due to solid gross domestic product
(GDP) growth of 11.7 percent in the first quarter alone. This growth was mainly due to the country's strength of exports and robust domestic demand. In addition, lower interest rates contributed to double-digit loan growth in the first half of the year among the nation's banks.

In Latin America, the performance was mixed during 2010. Brazil, the most liquid market, underperformed due to a subdued outlook for commodities early in the year and new equity issues coming to the market in abundance. Going forward, the election of Dilma Rousseff as the new president of Brazil last October bodes well for a continuation of the market-friendly policies of her predecessor, President Lula. The fund's overweight position in Brazil negatively affected its performance.

By contrast, Chile and Peru outperformed and were among the best performers in the Latin universe for the year as many local pension funds

 GLOBAL EMERGING MARKETS FUND


reduced international holdings and increased local equity allocation. These pension funds have been a driving force of the Chilean market in particular. Colombia also outperformed and was seen as one of the favorite markets in Latin American by many investors. This was a result of the presidential election that brought Juan Manuel Santos to power. President Santos promises a continuation of the market-friendly policies which outgoing President Alvaro Uribe began during his term.

In the latter part of the year, the fund was underweight countries like South Korea due to tensions building up with North Korea, but the stalemate was resolved with no detrimental impact on the local market. Unfortunately, this underweight position in South Korea and Taiwan negatively impacted performance.

INVESTMENT HIGHLIGHTS

OVERVIEW

The fund gained 15.35 percent for the year ending December 31, 2010, compared to an 18.88 percent return for the MSCI Emerging Markets Net Total Return Index, the fund's benchmark.

Because the fund is actively managed, and a holding period is generally not a consideration in investment decisions, the portfolio turnover rate may fluctuate from year to year as the fund adjusts its portfolio composition. Its annual portfolio turnover was, and is expected to continue to be, more than 100 percent.

STRENGTHS

* Although Brazil was an underperformer during 2010, selected stocks provided a good return for the fund. In fact, the best contribution came from Brazilian retailer Lojas Renner S.A.(2)

* South African media company Naspers Ltd.(3) was one of the best contributors to the fund's performance.

* An overweighting of Russia and Turkey proved beneficial for the fund, as both of these markets outperformed. In these markets, X5 Retail Group N.V.(4) and Tofas Turk Otomobil Fabrikasi A.S.(5) provided the most contribution to the fund's return.

WEAKNESSES

* The performance of Chinese stocks was uneven. The biggest disappointment was Duoyuan Global Water, Inc.,(6) a water infrastructure play that negatively impacted return.

 GLOBAL EMERGING MARKETS FUND

* The fund underweighted its exposure to selected Asian markets during the year. This adversely impacted performance as some of these markets turned out to be the best performers in the broad emerging markets universe.

CURRENT OUTLOOK

OPPORTUNITIES

* As the Chinese leadership embarked on the route of recalibrating the economy away from fixed assets formation towards domestic consumption, the fund's portfolio was redesigned to capture this trend. An overhaul of the social security system in China should encourage greater consumption by households over time.

* Growth of incomes per capita around the world has created opportunities for protein producers, particularly in agriculturally rich countries like Brazil and Australia. Demand for poultry, and to a lesser extent, for pork and beef are likely to remain strong for years to come.

* The issue of urbanization in China, as the country prepares for 90 million people to move to cities by 2015, will be positive for resources such as iron ore and copper. As a result of continued strong demand for copper, Chile's state-owned Corporacion Nacional del Cobre de Chile(6) (Codelco), the largest copper producer in the world, announced a record $16.3 billion in planned capital expenditures for 2011-15.

THREATS

* Clearly the talk about the dangers for the Chinese real estate market has put some investors on edge in anticipation of a correction. If the correction were to be drastic, demand for many global commodities would likely fall precipitously.

* Although the sovereign crisis in Europe has been centered on the PIGS (Portugal, Ireland, Greece and Spain), the situation in Hungary also remains precarious in light of mixed messages coming out of the new government. A deterioration of the climate in Hungary would impact sentiment for other countries in the region.

* Escalation of violence in Mexico does not provide a level of comfort for investors, although the country's economy is doing well thanks to its link to the United States, which is steadily recovering and which accounts for 80 percent of Mexico's exports.


(1)Emerging market countries are those countries defined as such by the World Bank, the International Finance Corporation, the United Nations or the European Bank for Reconstruction and Development or included in the MSCI Emerging Markets Index.

 GLOBAL EMERGING MARKETS FUND


(2)This security comprised 1.69% of the fund's total net assets as of 12/31/10.

(3)This security comprised 2.84% of the fund's total net assets as of 12/31/10.

(4)This security comprised 2.42% of the fund's total net assets as of 12/31/10.

(5)This security comprised 1.04% of the fund's total net assets as of 12/31/10.

(6)The fund did not hold this security as of 12/31/10.

 GLOBAL EMERGING MARKETS FUND


 TOP 10 HOLDINGS BASED ON NET ASSETS                   December 31, 2010
 (EXCLUDING REPURCHASE AGREEMENTS)

   NASPERS LTD.                                                    2.84%
     Multimedia
  ----------------------------------------------------------------------
   TNK-BP HOLDING                                                  2.80%
     Oil Companies - Integrated
  ----------------------------------------------------------------------
   MERCADOLIBRE, INC.                                              2.59%
     E-Commerce/Products
  ----------------------------------------------------------------------
   X5 RETAIL GROUP N.V.                                            2.42%
     Food - Retail
  ----------------------------------------------------------------------
   SBERBANK RF                                                     2.29%
     Commercial Banks - Non US
  ----------------------------------------------------------------------
   KGHM POLSKA MIEDZ S.A.                                          2.18%
     Metal - Diversified
  ----------------------------------------------------------------------
   RANDGOLD RESOURCES LTD.                                         2.10%
     Gold Mining
  ----------------------------------------------------------------------
   KOLON INDUSTRIES, INC.                                          1.98%
     Chemicals - Fibers
  ----------------------------------------------------------------------
   VIVO PARTICIPACOES S.A.                                         1.95%
     Cellular Telecommunicaitons
  ----------------------------------------------------------------------
   OGX PETROLEO E GAS PARTICIPACOES S.A.                           1.80%
     Oil Companies - Exploration & Production
  ----------------------------------------------------------------------
   TOTAL TOP TEN HOLDINGS                                         22.95%

 COUNTRY DISTRIBUTION*
 BASED ON TOTAL INVESTMENTS
 (EXCLUDING REPURCHASE AGREEMENT)                      December 31, 2010

                [Global Emerging Markets Fund Pie Chart]

Brazil                       16.6%
Russia                       10.5%
People's Republic of China    8.7%
India                         6.5%
Turkey                        6.2%
Korea, Republic Of            5.8%
Mexico                        5.6%
United States                 5.2%
South Africa                  4.1%
Taiwan                        3.9%
Hong Kong                     3.8%
Canada                        3.8%
Argentina                     3.5%
Poland                        3.2%
Other                        12.6%

* Country distribution shown is based on domicile. The locale of company operations may be different.

 CHINA REGION FUND


MANAGEMENT TEAM'S PERSPECTIVE

INTRODUCTION

The China Region Fund (USCOX) seeks long-term growth of capital. The fund invests in both established and emerging companies registered and operating in the China region.(1)

PERFORMANCE GRAPH

 CHINA REGION FUND

                       [China Region Fund Graph]

                                                         MSCI All Country
                                           Hang Seng         Far East
                       China Region        Composite         Free ex
         Date              Fund              Index*         Japan Index
         ----              ----            ---------     ----------------
      12/31/00         $ 10,000.00       $ 10,000.00       $ 10,000.00
      01/31/01           10,417.54         10,643.72         11,337.47
      02/28/01            9,895.62          9,926.37         10,781.41
      03/30/01            9,812.11          8,577.16          9,600.50
      04/30/01           10,208.77          9,085.61          9,614.98
      05/31/01           10,542.80          9,113.22          9,520.83
      06/30/01           10,271.40          9,002.02          9,304.50
      07/31/01            9,415.45          8,481.79          8,933.37
      08/31/01            8,684.76          7,666.77          8,772.48
      09/30/01            7,703.55          6,866.07          7,365.58
      10/31/01            7,995.82          7,044.11          7,734.08
      11/30/01            8,559.50          7,799.96          8,787.64
      12/31/01            8,684.76          7,877.24          9,581.38
      01/31/02            8,893.53          7,505.26          9,967.28
      02/28/02            8,789.14          7,386.87          9,982.84
      03/31/02            9,227.56          7,758.37         10,688.24
      04/30/02            9,478.08          8,097.48         10,814.66
      05/31/02            9,457.20          8,019.61         10,566.49
      06/30/02            9,144.05          7,553.93          9,984.59
      07/31/02            8,538.62          7,248.11          9,599.23
      08/31/02            8,225.47          7,053.62          9,370.47
      09/30/02            7,536.53          6,408.20          8,288.82
      10/31/02            7,599.16          6,624.32          8,729.13
      11/30/02            7,954.07          7,051.16          9,157.50
      12/31/02            7,620.04          6,612.73          8,522.65
      01/31/03            7,849.69          6,637.02          8,623.19
      02/28/03            7,849.69          6,563.10          8,199.89
      03/31/03            7,515.66          6,239.75          7,806.82
      04/30/03            7,557.41          6,264.39          8,054.11
      05/31/03            8,413.36          6,856.51          8,711.04
      06/30/03            8,705.64          6,985.11          9,202.01
      07/31/03            9,519.83          7,427.33          9,969.14
      08/31/03           10,250.52          8,042.55         10,672.98
      09/30/03           10,584.55          8,359.72         10,698.91
      10/31/03           12,400.84          9,090.15         11,597.63
      11/30/03           12,755.74          9,157.64         11,412.11
      12/31/03           13,802.53          9,530.38         11,997.57
      01/31/04           13,886.69         10,031.35         12,772.79
      02/29/04           14,665.19         10,500.45         13,231.92
      03/31/04           14,181.26          9,656.09         12,932.76
      04/30/04           12,750.51          8,975.34         12,148.91
      05/31/04           12,687.38          9,168.36         11,815.13
      06/30/04           12,329.70          9,183.60         11,679.98
      07/31/04           12,203.45          9,184.30         11,330.45
      08/31/04           12,308.66          9,574.42         11,882.95
      09/30/04           13,150.27          9,850.75         12,267.00
      10/31/04           13,171.31          9,832.50         12,311.46
      11/30/04           14,012.93         10,658.44         13,355.61
      12/31/04           14,383.60         10,753.65         13,705.14
      01/31/05           13,909.89         10,376.30         13,784.28
      02/28/05           15,180.30         10,814.91         14,554.91
      03/31/05           14,706.58         10,292.40         13,844.39
      04/30/05           14,448.20         10,488.79         13,668.77
      05/31/05           14,254.40         10,474.32         13,928.54
      06/30/05           14,792.71         10,776.04         14,215.81
      07/31/05           15,331.02         11,315.77         15,086.30
      08/31/05           15,244.89         11,288.24         14,537.06
      09/30/05           16,084.65         11,668.27         15,234.56
      10/31/05           15,115.70         10,829.96         14,271.00
      11/30/05           15,804.73         11,339.69         15,273.96
      12/31/05           17,070.49         11,461.58         16,152.83
      01/31/06           18,859.25         12,318.22         17,279.97
      02/28/06           18,638.41         12,512.44         17,216.14
      03/31/06           19,941.33         12,671.05         17,374.99
      04/30/06           21,288.42         13,119.78         18,584.38
      05/31/06           19,875.08         12,612.02         17,261.83
      06/30/06           19,234.66         12,822.37         17,118.14
      07/31/06           19,035.91         13,155.81         17,079.19
      08/31/06           19,212.58         13,445.79         17,499.61
      09/30/06           19,543.83         13,675.79         17,982.34
      10/31/06           20,184.25         14,273.65         18,441.62
      11/30/06           21,708.01         15,173.05         19,891.23
      12/31/06           23,528.12         16,438.63         20,751.42
      01/31/07           23,169.26         16,292.80         20,387.12
      02/28/07           22,810.39         15,907.99         20,537.24
      03/31/07           23,438.41         16,187.46         20,938.99
      04/30/07           24,380.43         16,656.89         21,656.04
      05/31/07           26,488.76         17,133.01         22,794.78
      06/30/07           28,148.52         18,148.07         23,996.07
      07/31/07           30,077.42         19,597.90         25,671.95
      08/31/07           31,266.16         20,288.51         25,309.01
      09/30/07           37,299.59         23,036.31         28,208.47
      10/31/07           42,839.58         26,487.45         31,011.34
      11/30/07           37,344.45         23,746.20         28,088.53
      12/31/07           36,066.44         23,021.86         27,677.23
      01/31/08           30,489.45         19,259.45         23,820.40
      02/28/08           31,451.97         20,330.64         25,434.07
      03/31/08           27,913.27         18,915.79         24,062.72
      04/30/08           29,555.23         21,170.17         25,884.53
      05/31/08           28,734.25         20,436.80         25,164.79
      06/30/08           25,733.43         18,190.40         22,336.28
      07/31/08           24,572.74         18,467.22         21,840.87
      08/31/08           22,647.69         17,106.91         20,132.08
      09/30/08           19,477.01         14,137.08         16,786.02
      10/31/08           15,853.38         10,961.90         12,806.72
      11/30/08           14,947.47         11,034.10         12,085.48
      12/31/08           15,825.07         11,671.87         13,295.45
      01/31/09           14,466.21         10,811.37         12,502.63
      02/28/09           13,956.64         10,418.40         11,726.64
      03/31/09           15,768.45         11,196.71         13,349.72
      04/30/09           17,580.27         12,617.60         15,511.20
      05/31/09           20,496.16         14,879.94         17,589.17
      06/30/09           20,043.20         15,254.22         17,504.97
      07/31/09           21,911.64         16,994.67         19,803.47
      08/31/09           20,269.68         16,038.46         19,055.70
      09/30/09           21,571.92         16,914.31         20,645.62
      10/31/09           21,713.47         17,617.55         20,615.20
      11/30/09           23,327.12         17,857.04         21,016.56
      12/31/09           23,666.83         17,960.37         21,938.58
      01/31/10           21,770.09         16,584.12         20,573.42
      02/28/10           22,591.07         17,041.96         20,628.32
      03/31/10           23,638.52         17,709.28         22,050.72
      04/30/10           23,525.28         17,557.77         22,461.24
      05/31/10           22,166.42         16,252.11         20,464.89
      06/30/10           22,534.45         16,469.28         20,705.84
      07/31/10           23,468.66         17,353.90         21,950.67
      08/31/10           23,525.28         16,986.84         21,644.09
      09/30/10           26,384.55         18,672.31         23,900.27
      10/31/10           27,063.98         19,264.12         24,551.06
      11/30/10           26,639.34         19,087.91         24,334.34
      12/31/10           26,809.20         19,067.02         25,599.16

 AVERAGE ANNUAL PERFORMANCE                        For the Years Ended
                                                     December 31, 2010

                                         One Year  Five Year  Ten Year

China Region Fund                         13.28%     9.44%     10.36%
----------------------------------------------------------------------
Hang Seng Composite Index*                 6.16%    10.70%      6.66%
----------------------------------------------------------------------
MSCI All Country Far East Free ex Japan
  Index*                                  16.69%     9.64%      9.84%

* These are not total returns. These returns reflect simple appreciation only and do not reflect dividend reinvestment.

Performance data quoted above is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Pursuant to a voluntary arrangement, the Adviser has agreed to limit total fund operating expenses (exclusive of acquired fund fees and expenses, extraordinary expenses, taxes, brokerage commissions and interest, and advisory fee performance adjustments, if any) to not exceed 2.55%. The Adviser can modify or terminate this arrangement at any time.

See Definitions for Management Teams' Perspectives for index definitions.

Please visit our website at www.usfunds.com for updated performance information for different time periods.

CHINA REGION FUND


THE YEAR IN REVIEW - ECONOMIC AND POLITICAL ISSUES THAT AFFECTED THE FUND

The Chinese economy exhibited a slowdown throughout 2010 as gross domestic product (GDP) peaked in the first quarter at 11.9 percent. GDP growth for the next three quarters was 10.3 percent, 9.6 percent and 9.8 percent, sequentially. Fixed asset investment showed a slowdown as well, peaking at a growth rate of 26.6 percent in February and declining to
24.5 percent by December. The government was concerned that bank lending was growing more than necessary and that property prices were appreciating too much.

Exports provided a boost as they showed double-digit percentage gains every month in 2010. However, this growth was from a low base in 2009. This also was a reflection of the growing trade within Asia.

Retail sales are higher than a year ago with 18.4 percent growth from 2009. The government sees consumption as a long-term driver of GDP growth and has increased spending on social safety net programs to encourage people to save less and spend more.

Money supply (M2) was very strong in 2010, growing at an average rate of
21.3 percent. However, the growth rate moderated to 19.7 percent by December 2010.

The performance of the various sectors in the Hang Seng Composite Index
(HSCI), the fund's benchmark, was mostly positive. All sectors, except for financials and information technology, were positive.

INVESTMENT HIGHLIGHTS

OVERVIEW

The fund returned 13.28 percent for the year ended December 31, 2010, compared to a 9.03 percent return for the HSCI (total return basis).

Because the fund is actively managed, and a holding period is generally not a consideration in investment decisions, the portfolio turnover rate may fluctuate from year to year as the fund adjusts its portfolio composition. Its annual portfolio turnover was, and is expected to continue to be, more than 100 percent.

STRENGTHS

* Increasing the country allocation to Indonesia, South Korea and Singapore while lowering exposure to Hong Kong and China stocks helped

CHINA REGION FUND


  the fund to outperform its benchmark. Positive contributors to performance from Indonesia included PT Astra International Tbk,(2) PT Indofood Sukses Makmur Tbk(3) and Bank Mandiri Tbk PT.(3) In South Korea, Hyundai Heavy Industries Co., Ltd.(4) was the best contributor. In Singapore, Genting Singapore plc(5) was the top contributor to performance.

* Despite the underperformance of the information technology sector, the best contributor to fund performance was Baidu, Inc.,(3) a Chinese web services company. The company benefited from its competitor Google, Inc.'s(3) withdrawal from the China market.

* Two strong contributors to performance, retailers Belle International Holdings Ltd.(6) and IT Ltd.,(3) were related to China's increasing emphasis on consumption.

WEAKNESSES

* The fund's benchmark, the HSCI, was a lagging index in 2010. This was driven by the underperformance of the technology and financial sectors. Technology was impacted by earnings concerns at some of the auto companies, while financials reflected the growing concern about the level of loans given to local governments and their ability to repay those loans.

* Property stocks were a drag on performance as the government undertook a series of measures to slow down the rising price of property ownership.

CURRENT OUTLOOK

OPPORTUNITIES

* China will be unveiling its twelfth Five-Year Plan in March and many new industries will be fostered and nurtured in an attempt to help China move up the manufacturing value-added chain and grow the country's green energy businesses.

* Hong Kong-based stocks have underperformed other indices over the past two years so a reversion to the mean could lead these stocks to outperform in 2011.

* The urbanization move is still going strong in China. This is positive for iron ore and copper demand.

THREATS

* In the near term, inflation remains a concern. Historically, when consumer price inflation gets over 5 percent on a year-over-year basis,

 CHINA REGION FUND


  public dissent starts to grow and inflation expectations tend to rise. Interest rate hikes and a slowdown in lending are policy steps that can be expected if this happens.

* The economic state of the G3 (Europe, United States and Japan) is still key as a meaningful slowdown in any of these trade partners could impact exports.


(1)The China region is defined as any country that either shares a border with China or is located in the South China Sea or the East China Sea and includes: the People's Republic of China (PRC or China), Bangladesh, Hong Kong, India, Indonesia, Kazakhstan, Korea, Kyrgyzstan, Laos, Malaysia, Mongolia, Nepal, Pakistan, Philippines, Singapore, Taiwan, Tajikistan, Thailand, and Vietnam.

(2)This security comprised 0.88% of the fund's total net assets as of 12/31/10.

(3)The fund did not hold this security as of 12/31/10.

(4)This security comprised 2.28% of the fund's total net assets as of 12/31/10.

(5)This security comprised 1.32% of the fund's total net assets as of 12/31/10.

(6)This security comprised 1.95% of the fund's total net assets as of 12/31/10.

 TOP 10 HOLDINGS BASED ON NET ASSETS                   December 31, 2010
 (EXCLUDING REPURCHASE AGREEMENTS)

   CNOOC LTD.                                                      3.68%
     Oil Companies - Exploration & Production
  ----------------------------------------------------------------------
   JIANGXI COPPER CO., LTD.                                        3.18%
     Metal - Copper
  ----------------------------------------------------------------------
   ZHAOJIN MINING INDUSTRY CO., LTD.                               3.16%
     Gold Mining
  ----------------------------------------------------------------------
   CHINA STATE CONSTRUCTION INTERNATIONAL HOLDING LTD.             2.74%
     Building & Construction
  ----------------------------------------------------------------------
   DONGFANG ELECTRIC CORP., LTD.                                   2.68%
     Power Converter/Power Supply Equipment
  ----------------------------------------------------------------------
   HUTCHISON WHAMPOA LTD.                                          2.39%
     Diversified Operations
  ----------------------------------------------------------------------
   WEICHAI POWER CO., LTD.                                         2.38%
     Automotive/Truck Parts & Equipment - Replacement
  ----------------------------------------------------------------------
   HYUNDAI HEAVY INDUSTRIES CO., LTD.                              2.28%
     Shipbuilding
  ----------------------------------------------------------------------
   CHIAN YURUN FOOD GROUP LTD.                                     2.23%
     Food - Miscellaneous/Diversified
  ----------------------------------------------------------------------
   HONG KONG EXCHANGES & CLEARING LTD.                             2.19%
     Finance - Other Services
  ----------------------------------------------------------------------
   TOTAL TOP TEN HOLDINGS                                         26.91%

 CHINA REGION FUND


 COUNTRY DISTRIBUTION*
 BASED ON TOTAL INVESTMENTS                            December 31, 2010
 (EXCLUDING REPURCHASE AGREEMENT)

                              [Pie Chart]

People's Republic of China  43.9%
Hong Kong                   29.5%
Korea, Republic Of           6.0%
Canada                       3.9%
Taiwan                       3.3%
United States                2.9%
Other                       10.5%

* Country distribution shown is based on domicile and not intended to conform to the China region definition in the prospectus. The locale of company operations may be different.

  EXPENSE EXAMPLE (UNAUDITED)                          December 31, 2010


As a shareholder of the funds, you incur two types of costs: (1) transaction costs, including short-term trading fees and exchange fees; and (2) ongoing costs, including management fees and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

* ACTUAL EXPENSES. The first line of the following table for each fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

* HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES. The second line of the following table for each fund provides information about hypothetical account values and hypothetical expenses based on the fund's actual expense ratio and an assumed rate of return of 5 percent per year before expenses, which is not the fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in these funds and other funds. To do so, compare this 5 percent hypothetical example with the 5 percent hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any direct or transactional costs, such as small account, exchange or short-term trading fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these direct or transactional costs were included, your costs would have been higher.

  EXPENSE EXAMPLE (UNAUDITED)                                    December 31, 2010

-----------------------------------------------------------------------------------
SIX MONTHS ENDED DECEMBER 31, 2010        BEGINNING        ENDING
                                        ACCOUNT VALUE   ACCOUNT VALUE    EXPENSES
                                           JULY 1,       DECEMBER 31,   PAID DURING
                                            2010             2010         PERIOD*
-----------------------------------------------------------------------------------
U.S. TREASURY SECURITIES CASH FUND
Based on Actual Fund Return               $1,000.00       $1,000.10       $ 0.86
Based on Hypothetical 5% Yearly Return    $1,000.00       $1,024.35       $ 0.87
-----------------------------------------------------------------------------------
U.S. GOVERNMENT SECURITIES SAVINGS
  FUND
Based on Actual Fund Return               $1,000.00       $1,000.10       $ 0.76
Based on Hypothetical 5% Yearly Return    $1,000.00       $1,024.45       $ 0.77
-----------------------------------------------------------------------------------
NEAR-TERM TAX FREE FUND
Based on Actual Fund Return               $1,000.00       $1,007.50       $ 2.28
Based on Hypothetical 5% Yearly Return    $1,000.00       $1,022.94       $ 2.29
-----------------------------------------------------------------------------------
TAX FREE FUND
Based on Actual Fund Return               $1,000.00       $  991.50       $ 3.51
Based on Hypothetical 5% Yearly Return    $1,000.00       $1,021.68       $ 3.57
-----------------------------------------------------------------------------------
ALL AMERICAN EQUITY FUND
Based on Actual Fund Return               $1,000.00       $1,209.80       $12.20
Based on Hypothetical 5% Yearly Return    $1,000.00       $1,014.17       $11.12
-----------------------------------------------------------------------------------
HOLMES GROWTH FUND
Based on Actual Fund Return               $1,000.00       $1,238.20       $11.28
Based on Hypothetical 5% Yearly Return    $1,000.00       $1,015.12       $10.16
-----------------------------------------------------------------------------------
GLOBAL MEGATRENDS FUND INVESTOR CLASS
Based on Actual Fund Return               $1,000.00       $1,227.40       $12.52
Based on Hypothetical 5% Yearly Return    $1,000.00       $1,013.96       $11.32
GLOBAL MEGATRENDS FUND INSTITUTIONAL
  CLASS
Based on Actual Fund Return               $1,000.00       $1,230.40       $ 9.05
Based on Hypothetical 5% Yearly Return    $1,000.00       $1,017.09       $ 8.18
-----------------------------------------------------------------------------------
GLOBAL RESOURCES FUND INVESTOR CLASS
Based on Actual Fund Return               $1,000.00       $1,473.20       $10.83
Based on Hypothetical 5% Yearly Return    $1,000.00       $1,016.45       $ 8.83
GLOBAL RESOURCES FUND INSTITUTIONAL
  CLASS
Based on Actual Fund Return               $1,000.00       $1,478.10       $ 6.67
Based on Hypothetical 5% Yearly Return    $1,000.00       $1,019.82       $ 5.44
-----------------------------------------------------------------------------------
WORLD PRECIOUS MINERALS FUND INVESTOR
  CLASS
Based on Actual Fund Return               $1,000.00       $1,413.20       $11.06
Based on Hypothetical 5% Yearly Return    $1,000.00       $1,016.04       $ 9.24
WORLD PRECIOUS MINERALS FUND
  INSTITUTIONAL CLASS
Based on Actual Fund Return               $1,000.00       $1,418.10       $ 6.89
Based on Hypothetical 5% Yearly Return    $1,000.00       $1,019.50       $ 5.76
-----------------------------------------------------------------------------------
GOLD AND PRECIOUS METALS FUND
Based on Actual Fund Return               $1,000.00       $1,276.40       $ 9.87
Based on Hypothetical 5% Yearly Return    $1,000.00       $1,016.53       $ 8.74
-----------------------------------------------------------------------------------
EASTERN EUROPEAN FUND
Based on Actual Fund Return               $1,000.00       $1,323.10       $11.42
Based on Hypothetical 5% Yearly Return    $1,000.00       $1,015.38       $ 9.91
-----------------------------------------------------------------------------------

                                                                      69



  EXPENSE EXAMPLE (UNAUDITED)                                     December 31, 2010

-----------------------------------------------------------------------------------
SIX MONTHS ENDED DECEMBER 31, 2010        BEGINNING        ENDING
                                        ACCOUNT VALUE   ACCOUNT VALUE    EXPENSES
                                           JULY 1,       DECEMBER 31,   PAID DURING
                                            2010             2010         PERIOD*
-----------------------------------------------------------------------------------
GLOBAL EMERGING MARKETS FUND
Based on Actual Fund Return               $1,000.00       $1,225.90       $17.22
Based on Hypothetical 5% Yearly Return    $1,000.00       $1,009.73       $15.55
-----------------------------------------------------------------------------------
CHINA REGION FUND
Based on Actual Fund Return               $1,000.00       $1,189.70       $14.07
Based on Hypothetical 5% Yearly Return    $1,000.00       $1,012.35       $12.93
-----------------------------------------------------------------------------------

*These calculations are based on expenses incurred in the most recent fiscal half-year. The funds' Investor Classes' annualized expense ratios (after reimbursements and offsets) for the six-month period ended December 31, 2010, were 0.17%, 0.15%, 0.45%, 0.70%, 2.19%, 2.00%, 2.23%,
1.74%, 1.82%, 1.72%, 1.95%, 3.07% and 2.55%, respectively, for the U.S.
Treasury Securities Cash, U.S. Government Securities Savings, Near-Term Tax Free, Tax Free, All American Equity, Holmes Growth, Global MegaTrends, Global Resources, World Precious Minerals, Gold and Precious Metals, Eastern European, Global Emerging Markets and China Region Funds. The funds' Institutional Class's annualized expense ratios (after reimbursements and offsets) for the six-month period ended December 31, 2010, were 1.61%, 1.07% and 1.13%, respectively, for the Global MegaTrends, Global Resources and World Precious Minerals Funds. The dollar amounts shown as "Expenses Paid" are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by 184, the number of days in the period, then divided by 365 days in the current fiscal year.

U.S. TREASURY SECURITIES CASH FUND

  PORTFOLIO OF INVESTMENTS                                          December 31, 2010

UNITED STATES
GOVERNMENT                             COUPON   MATURITY   PRINCIPAL
OBLIGATIONS 40.20%                      RATE      DATE       AMOUNT         VALUE

UNITED STATES TREASURY BILLS 40.20%
-------------------------------------------------------------------------------------
                               Yield    0.16%   01/06/11  $ 20,000,000   $ 19,999,569
                               Yield    0.12%   01/13/11    10,000,000      9,999,617
                               Yield    0.12%   01/20/11    10,000,000      9,999,393

-------------------------------------------------------------------------------------
TOTAL UNITED STATES GOVERNMENT OBLIGATIONS                                 39,998,579
-------------------------------------------------------------------------------------
  (cost $39,998,579)

REPURCHASE AGREEMENTS 59.96%

Joint Tri-Party Repurchase
  Agreements, 12/31/10, collateralized
  by U.S. Treasury securities held in
  joint tri-party repurchase accounts:

0.25% Barclays Capital, Inc.,
  repurchase price $15,100,315          0.25%   01/03/11    15,100,000     15,100,000
0.15% Credit Suisse Securities USA
  LLC, repurchase price $24,555,308     0.15%   01/03/11    24,555,002     24,555,002
0.08% Morgan Stanley, repurchase
  price $20,000,133                     0.08%   01/03/11    20,000,000     20,000,000

-------------------------------------------------------------------------------------
TOTAL REPURCHASE AGREEMENTS                                                59,655,002
-------------------------------------------------------------------------------------
  (cost $59,655,002)

-------------------------------------------------------------------------------------
TOTAL INVESTMENTS 100.16%                                                  99,653,581
-------------------------------------------------------------------------------------
  (cost $99,653,581)
Other assets and liabilities, net (0.16)%                                    (162,351)
                                                                         ------------

NET ASSETS 100%                                                           $99,491,230
                                                                          -----------

See notes to portfolios of investments and notes to financial statements.

                                                                      71


U.S. GOVERNMENT SECURITIES SAVINGS FUND

  PORTFOLIO OF INVESTMENTS                                         December 31, 2010

UNITED STATES
GOVERNMENT AND AGENCY                 COUPON   MATURITY     PRINCIPAL
OBLIGATIONS 99.89%                     RATE      DATE        AMOUNT        VALUE

FEDERAL FARM CREDIT BANK 43.47%
------------------------------------------------------------------------------------
Discount Notes:
                               Yield  0.01%    01/03/11  $ 40,000,000   $ 39,999,978
                               Yield  0.15%    01/05/11     5,000,000      4,999,917
                               Yield  0.25%    01/11/11     1,600,000      1,599,891
                               Yield  0.09%    01/18/11    10,000,000      9,999,575
                               Yield  0.13%    02/10/11    10,000,000      9,998,555
                               Yield  0.22%    07/13/11     2,000,000      1,997,641
Fixed Rates:
                                      0.45%    01/04/11     3,000,000      3,000,047
                                      3.50%    01/18/11     5,000,000      5,007,643
Variable Rates:
                                      0.33%    07/01/11     7,000,000      7,004,536
                                      0.29%    10/26/11     5,000,000      5,000,000
                                                                        ------------
                                                                          88,607,783

FEDERAL HOME LOAN BANK 36.79%
------------------------------------------------------------------------------------
Discount Notes:
                               Yield  0.04%    01/03/11    30,000,000     29,999,933
                               Yield  0.09%    01/05/11    10,000,000      9,999,906
                               Yield  0.09%    01/14/11    10,000,000      9,999,675
                               Yield  0.09%    02/04/11     4,900,000      4,899,583
                               Yield  0.19%    05/27/11     1,365,000      1,363,948
                               Yield  0.21%    06/15/11     2,233,000      2,230,902
Fixed Rates:
                                      0.25%    01/27/11     3,000,000      2,999,945
Variable Rates:
                                      0.24%    05/06/11     3,500,000      3,499,322
                                      0.25%    07/22/11     5,000,000      5,000,000
                                      0.18%    09/09/11     5,000,000      4,997,912
                                                                        ------------
                                                                          74,991,126

TENNESSEE VALLEY AUTHORITY NOTE 4.91%
------------------------------------------------------------------------------------
Discount Note:                 Yield  0.01%    01/03/11    10,000,000      9,999,994


See notes to portfolios of investments and notes to financial statements.

72


U.S. GOVERNMENT SECURITIES SAVINGS FUND

  PORTFOLIO OF INVESTMENTS                                         December 31, 2010

UNITED STATES
GOVERNMENT AND AGENCY                 COUPON   MATURITY     PRINCIPAL
OBLIGATIONS                            RATE      DATE        AMOUNT        VALUE

UNITED STATES TREASURY BILLS 14.72%
------------------------------------------------------------------------------------
Discount Notes:                Yield  0.16%    01/06/11  $ 20,000,000   $ 19,999,569
                               Yield  0.12%    01/13/11    10,000,000      9,999,617
                                                                        ------------
                                                                          29,999,186

------------------------------------------------------------------------------------
TOTAL INVESTMENTS 99.89%                                                 203,598,089
------------------------------------------------------------------------------------
  (cost $203,598,089)
Other assets and liabilities,
  net 0.11%                                                                  236,604
                                                                        ------------

NET ASSETS 100%                                                         $203,834,693
                                                                        ------------

See notes to portfolios of investments and notes to financial statements.

                                                                      73


NEAR-TERM TAX FREE FUND

  PORTFOLIO OF INVESTMENTS                                           December 31, 2010

                                         COUPON   MATURITY     PRINCIPAL
MUNICIPAL BONDS 91.37%                    RATE      DATE         AMOUNT      VALUE

ALABAMA 4.64%
--------------------------------------------------------------------------------------
Alabama State Public School & College
  Authority                               5.00%   12/01/16   $  290,000    $   330,081
Bessemer, Alabama Water Revenue           4.00%   01/01/16      300,000        300,672
Jasper Alabama Water Works & Sewer
  Board, Inc., Utilities Revenue,
  Series A                                3.00%   06/01/15       90,000         91,451
Jasper Alabama Water Works & Sewer
  Board, Inc., Utilities Revenue,
  Series A                                3.00%   06/01/16       90,000         90,221
Mountain Brook City Board of Education
  Capital Outlay                          4.00%   02/15/15      200,000        216,366
University of Alabama at Birmingham,
  Hospital Revenue, Series A              5.00%   09/01/15      300,000        324,522
                                                                           -----------
                                                                             1,353,313

ALASKA 1.11%
--------------------------------------------------------------------------------------
Alaska Municipal Bond Bank Authority,
  Series A                                4.00%   02/01/16      300,000        322,344

ARIZONA 4.60%
--------------------------------------------------------------------------------------
Arizona Board Regents Certificates of
  Participation, Series B                 4.50%   06/01/16      200,000        216,210
Arizona Health Facilities Authority
  Revenues, Series D                      5.00%   01/01/14      250,000        269,615
Arizona School Facilities Board
  Certificates, Series A-1                5.00%   09/01/17      325,000        341,341
Arizona State Transportation Board
  Excise Tax Revenue                      5.00%   07/01/17      175,000        200,942
Pima County Unified School District, GO
  Unlimited, Refunding                    3.70%   07/01/12      300,000        311,307
                                                                           -----------
                                                                             1,339,415

CALIFORNIA 2.87%
--------------------------------------------------------------------------------------
San Diego, California Community College
  District, Capital Appreciation,
  Election 2002, GO Unlimited (ZCB)       4.34%(1) 05/01/15     300,000        263,769
California State, Refunding,
  Recreational Facility, GO Unlimited     5.00%   12/01/19      250,000        262,260
Vernon, California Electric Systems
  Revenue, Series A                       3.75%   08/01/13      300,000        309,585
                                                                           -----------
                                                                               835,614

CONNECTICUT 1.64%
--------------------------------------------------------------------------------------
Connecticut State, Series D, GO
  Unlimited                               5.38%   11/15/18      250,000        271,667
Connecticut State, Series E, GO
  Unlimited                               5.13%   11/15/14      200,000        206,860
                                                                           -----------
                                                                               478,527

See notes to portfolios of investments and notes to financial statements.

74


NEAR-TERM TAX FREE FUND

  PORTFOLIO OF INVESTMENTS                                           December 31, 2010

                                         COUPON   MATURITY     PRINCIPAL
MUNICIPAL BONDS                           RATE      DATE         AMOUNT      VALUE

DISTRICT OF COLUMBIA 2.26%
--------------------------------------------------------------------------------------
District of Columbia Certifications of
  Participation                           4.00%   01/01/14   $  250,000    $   261,543
Washington D.C. Convention Center
  Authority Dedicated Tax Revenue,
  Refunding, Series A                     5.00%   10/01/13      110,000        118,749
Washington D.C. Convention Center
  Authority Dedicated Tax Revenue,
  Refunding, Series A                     5.00%   10/01/16      250,000        276,725
                                                                           -----------
                                                                               657,017

FLORIDA 8.20%
--------------------------------------------------------------------------------------
Cape Coral, Florida Gas Tax Revenue,
  Series A                                4.00%   10/01/16      255,000        260,368
Florida Gulf Coast University Financing
  Corp., Florida Capital Improvement
  Revenue, Series B                       3.00%   02/01/16      365,000        364,142
Florida State Board of Education
  Lottery Revenue, Series A               4.00%   07/01/14      300,000        320,751
Fort Pierce, Florida Stormwater
  Utilities Revenue                       4.50%   10/01/17      255,000        262,326
Hillsborough Country Florida Community
  Investment Tax Revenue                  4.00%   05/01/16      300,000        317,001
Miami - Dade County, Florida Water &
  Sewer Revenue System, Series A          4.00%   10/01/16      235,000        255,697
Orange County, Florida Tourist
  Development Tax Revenue, Refunding      5.00%   10/01/14      260,000        283,735
Reedy Creek, Florida Improvement
  District Utilities Revenue,
  Refunding, Series 2                     5.00%   10/01/16      300,000        324,654
                                                                           -----------
                                                                             2,388,674

GEORGIA 3.29%
--------------------------------------------------------------------------------------
Atlanta Downtown Development Authority    4.25%   12/01/16      250,000        268,972
Atlanta, Georgia Water & Wastewater
  Revenue, Series B                       3.50%   11/01/13      400,000        418,172
Emanuel County Georgia Hospital
  Authority Revenue Anticipation
  Certificates                            4.30%   07/01/17      250,000        272,568
                                                                           -----------
                                                                               959,712

ILLINOIS 14.34%
--------------------------------------------------------------------------------------
Aurora, Illinois, Series B, GO
  Unlimited                               3.00%   12/30/15      200,000        207,804
Chicago Board of Education, Dedicated
  Revenues, Series F, GO Unlimited        5.00%   12/01/16      300,000        336,903
Chicago Board of Education, Series A      5.25%   12/01/13      250,000        271,940
Chicago, Illinois Sales Tax Revenue       5.50%   01/01/15      350,000        393,449
Chicago, Illinois, Direct Access Bond,
  Series E-1 B, GO Unlimited              4.00%   01/01/19      200,000        200,000
Chicago, Illinois, Unrefunded Balance,
  Series B                                5.13%   01/01/15      325,000        353,100
Dundee Township, GO Unlimited             5.00%   12/01/13      240,000        261,002
Illinois Finance Authority Revenue,
  Refunding                               5.00%   07/01/16      390,000        419,644

See notes to portfolios of investments and notes to financial statements.

                                                                      75


NEAR-TERM TAX FREE FUND

  PORTFOLIO OF INVESTMENTS                                           December 31, 2010

                                         COUPON   MATURITY     PRINCIPAL
MUNICIPAL BONDS                           RATE      DATE         AMOUNT       VALUE

ILLINOIS (CONT'D)
--------------------------------------------------------------------------------------
Illinois State Sales Tax Revenue          5.00%   06/15/14   $  200,000    $   213,534
Illinois State Toll Highway Authority,
  Toll Highway Revenue, Series A          5.00%   01/01/16      200,000        216,420
Illinois State, Refunding, GO Unlimited   5.00%   01/01/16      300,000        314,967
Metropolitan Pier & Exposition
  Authority                               5.38%   06/01/15      280,000        297,797
State of Illinois, First Series,
  Refunding                               5.50%   08/01/19      300,000        307,335
Winnebago County Public Safety Sales
  Tax,
  Series A, GO Unlimited                  5.00%   12/30/16      350,000        383,796
                                                                           -----------
                                                                             4,177,691

INDIANA 4.31%
--------------------------------------------------------------------------------------
Hamilton Heights Independent School       5.25%   07/15/11      305,000        312,625
Indiana State Finance Authority
  Revenue, Refunding                      4.00%   05/01/12      350,000        363,990
Noblesville Independent Redevelopment
  Authority Lease Rent Revenue            5.00%   01/15/24      250,000        258,620
Tippecanoe County, Indiana School
  Improvements                            4.00%   01/15/15      300,000        319,035
                                                                           -----------
                                                                             1,254,270

IOWA 1.76%
--------------------------------------------------------------------------------------
Ames, Iowa Hospital Revenue, Refunding    5.00%   06/15/15      300,000        302,667
Johnston Community School District, GO
  Unlimited                               4.00%   06/01/16      200,000        211,068
                                                                           -----------
                                                                               513,735

KANSAS 0.75%
--------------------------------------------------------------------------------------
Kansas State Development Finance
  Authority Revenue                       4.00%   10/01/15      200,000        218,374

KENTUCKY 1.08%
--------------------------------------------------------------------------------------
Louisville & Jefferson County
  Metropolitan Sewer District & Drain
  Systems, Series A                       5.50%   05/15/15      300,000        313,689

MASSACHUSETTS 1.23%
--------------------------------------------------------------------------------------
New Bedford, Massachusetts, State
  Qualified Municipal Loan, GO Limited    3.00%   03/01/15      345,000        359,107

MICHIGAN 4.16%
--------------------------------------------------------------------------------------
Detroit, Michigan Sewer Disposal
  Revenue, Refunding, Series C-1          5.25%   07/01/15      400,000        432,816
Michigan State Building Authority
  Revenue, Refunding, Series I            5.25%   10/15/14      300,000        324,345
Michigan State Grant Anticipation Bonds   5.00%   09/15/16      200,000        224,346

See notes to portfolios of investments and notes to financial statements.

76


NEAR-TERM TAX FREE FUND

  PORTFOLIO OF INVESTMENTS                                           December 31, 2010

                                         COUPON   MATURITY     PRINCIPAL
MUNICIPAL BONDS                           RATE      DATE         AMOUNT       VALUE

MICHIGAN (CONT'D)
--------------------------------------------------------------------------------------
Michigan State Hospital Finance
  Authority Revenue, Trinity Health,
  Series A                                6.00%   12/01/18   $  200,000    $   230,532
                                                                           -----------
                                                                             1,212,039

MISSOURI 0.78%
--------------------------------------------------------------------------------------
Missouri State Health & Educational
  Facilities Authority Revenue,
  Series A                                6.75%   05/15/13      200,000        227,370

NEVADA 2.49%
--------------------------------------------------------------------------------------
Clark County Nevada School District,
  Refunding, Series A                     5.50%   06/15/16      250,000        273,207
North Las Vegas, GO Limited               4.00%   03/01/16      200,000        201,150
Nye County School District, GO Limited    4.00%   05/01/15      230,000        250,746
                                                                           -----------
                                                                               725,103

NEW HAMPSHIRE 0.42%
--------------------------------------------------------------------------------------
New Hampshire Health & Education
  Facilities Authority Revenue            5.00%   07/01/14      120,000        123,222

NEW JERSEY 0.94%
--------------------------------------------------------------------------------------
New Jersey State Transportation Trust
  Fund Authority, Series D                4.00%   06/15/14      250,000        273,105

NEW YORK 3.10%
--------------------------------------------------------------------------------------
New York State Dormitory Authority
  Revenues, Nonconstruction Supported
  Debt, Municipal Facilities Health
  Lease, Series 1                         5.00%   01/15/17      300,000        330,771
New York, New York, Series G, GO
  Unlimited                               5.00%   08/01/12      125,000        133,206
New York, New York, Subseries L-1, GO
  Unlimited                               4.00%   04/01/15      300,000        323,502
Schenectady Metroplex Development
  Authority Revenue, Series A             5.00%   12/15/12      110,000        116,913
                                                                           -----------
                                                                               904,392

PENNSYLVANIA 0.69%
--------------------------------------------------------------------------------------
Philadelphia, Pennsylvania                4.50%   08/01/12      195,000        201,064

PUERTO RICO 1.81%
--------------------------------------------------------------------------------------
Commonwealth of Puerto Rico, GO
  Unlimited                               6.00%   07/01/13      250,000        270,670
Commonwealth of Puerto Rico, Refunding,
  GO Unlimited                            5.50%   07/01/11      250,000        255,372
                                                                           -----------
                                                                               526,042
See notes to portfolios of investments and notes to financial statements.

                                                                      77


NEAR-TERM TAX FREE FUND

  PORTFOLIO OF INVESTMENTS                                           December 31, 2010

                                         COUPON    MATURITY     PRINCIPAL
MUNICIPAL BONDS                           RATE       DATE         AMOUNT      VALUE

RHODE ISLAND 0.94%
--------------------------------------------------------------------------------------
Rhode Island State Economic Development
  Corporation Revenue, Series A           5.00%    06/15/17   $  250,000   $   274,940

SOUTH CAROLINA 2.35%
--------------------------------------------------------------------------------------
Jasper County School District, GO
  Unlimited                               4.00%    03/01/15      195,000       213,164
Piedmont Municipal Power Agency           5.00%    01/01/16      150,000       162,215
Spartanburg County School District        3.88%    04/01/12      300,000       310,287
                                                                           -----------
                                                                               685,666

TENNESSEE 2.07%
--------------------------------------------------------------------------------------
Metropolitan Government of Nashville &
  Davidson County, Water & Sewer
  Revenue                                 6.50%    12/01/14      250,000       298,605
Tennessee State, GO Unlimited,
  Refunding, Series A                     5.00%    05/01/11      300,000       304,545
                                                                           -----------
                                                                               603,150

TEXAS 12.62%
--------------------------------------------------------------------------------------
Addison, Texas Certificates of
  Obligation, GO Unlimited                4.00%    02/15/20      250,000       257,643
Annetta, Texas Certificates of
  Obligation, GO Limited                  4.00%    08/01/16      200,000       201,288
Grand Prairie Independent School
  District, Refunding, GO Unlimited
  (ZCB)                                   3.92%(1) 08/15/16      400,000       335,656
Houston Texas, Public Improvement,
  Refunding, Series A                     5.38%    03/01/16      180,000       201,179
Katy, Texas Independent School
  District, School Building, Series D,
  GO Unlimited                            4.50%    02/15/19      325,000       351,614
Lewisville, Texas Independent School
  District, GO Unlimited, Refunding
  (ZCB)                                   4.04%(1) 08/15/15      400,000       360,296
Lower Colorado River Authority Texas,
  Refunding                               5.25%    05/15/19      240,000       254,921
North Texas Municipal Water District,
  Regional Solid Waste Disposal Systems
  Revenue                                 3.00%    09/01/12      300,000       306,138
Port Arthur, Texas, Refunding, GO
  Unlimited                               2.85%    02/15/11      200,000       200,474
San Antonio Water System Revenue          5.00%    05/15/13      100,000       101,433
San Antonio, Texas Municipal Drain
  Utilities Systems Revenue               4.00%    02/01/16      300,000       310,938
San Patricio, Texas Municipal Water
  District, Refunding                     4.00%    07/10/18      200,000       202,804
Texas Municipal Power Agency Revenue,
  Refunding                               5.00%    09/01/17      250,000       282,367
Texas State Public Finance Authority
  Revenue                                 5.00%    10/15/21      300,000       310,404
                                                                           -----------
                                                                             3,677,155

See notes to portfolios of investments and notes to financial statements.

78


NEAR-TERM TAX FREE FUND

  PORTFOLIO OF INVESTMENTS                                           December 31, 2010

                                         COUPON   MATURITY     PRINCIPAL
MUNICIPAL BONDS                           RATE      DATE         AMOUNT       VALUE

UTAH 1.10%
--------------------------------------------------------------------------------------
Utah State, Refunding, Series B, GO
  Unlimited                               5.38%   07/01/12   $  300,000    $   321,294

VIRGINIA 2.27%
--------------------------------------------------------------------------------------
Virginia College Building Authority
  Educational Facilities Revenue,
  Prerefunded, Series A                   5.00%   09/01/15       10,000         11,505
Virginia College Building Authority
  Educational Facilities Revenue,
  Unrefunded, Series A                    5.00%   09/01/15      290,000        330,284
Virginia State Public Building
  Authority & Public Facilities
  Revenue, Refunding, Series A            5.00%   08/01/12      300,000        320,478
                                                                           -----------
                                                                               662,267

WASHINGTON 2.20%
--------------------------------------------------------------------------------------
Clark County, Washington School
  District, GO Unlimited                  5.13%   12/01/11      100,000        104,238
Energy Northwest, Washington Electric
  Revenue                                 5.00%   07/01/14      250,000        279,635
King County, Washington School District
  No. 401 Highline Public Schools, GO
  Unlimited                               5.50%   12/01/13      240,000        256,152
                                                                           -----------
                                                                               640,025

WISCONSIN 1.35%
--------------------------------------------------------------------------------------
Chippewa Valley, Wisconsin, Technical
  College District Promissory Notes,
  Series A, GO Unlimited                  4.00%   04/01/14      250,000        269,600
Wisconsin State, Refunding, Series 2,
  GO Unlimited                            4.13%   11/01/16      120,000        123,341
                                                                           -----------
                                                                               392,941

--------------------------------------------------------------------------------------
TOTAL MUNICIPAL BONDS                                                       26,621,257
--------------------------------------------------------------------------------------
  (cost $26,014,517)

See notes to portfolios of investments and notes to financial statements.

                                                                      79


NEAR-TERM TAX FREE FUND

  PORTFOLIO OF INVESTMENTS                                           December 31, 2010

                                         COUPON   MATURITY    PRINCIPAL
REPURCHASE AGREEMENT 7.84%                RATE      DATE        AMOUNT        VALUE

Joint Tri-Party Repurchase Agreement,
  Banc of America Securities LLC
  Merrill Lynch, 12/31/2010, 0.09%,
  due 01/03/2011, repurchase price
  $2,285,058, collateralized by
  U.S. Treasury securities held in
  joint tri-party account
  (cost $2,285,040)                       0.09%   01/03/11   $2,285,040    $ 2,285,040

--------------------------------------------------------------------------------------
TOTAL INVESTMENTS 99.21%                                                    28,906,297
--------------------------------------------------------------------------------------
  (cost $28,299,557)
Other assets and liabilities, net 0.79%                                        231,548
                                                                           -----------

NET ASSETS 100%                                                            $29,137,845
                                                                           -----------

(1)Represents Yield

See notes to portfolios of investments and notes to financial statements.

80



TAX FREE FUND

  PORTFOLIO OF INVESTMENTS                                           December 31, 2010

                                         COUPON    MATURITY     PRINCIPAL
MUNICIPAL BONDS 97.61%                    RATE       DATE         AMOUNT      VALUE

ALABAMA 7.09%
--------------------------------------------------------------------------------------
Alabama 21st Century Authority, Tobacco
  Settlement Revenue                      5.75%    12/01/19   $  275,000   $   280,448
Alabama State, GO Unlimited, Series A     4.63%    09/01/22      375,000       387,870
Bessemer, Alabama Water Revenue           4.00%    01/01/16      200,000       200,448
Mountain Brook City Board of Education
  Capital Outlay                          4.00%    02/15/15      195,000       210,957
University of Alabama at Birmingham,
  Hospital Revenue, Series A              5.00%    09/01/15      300,000       324,522
                                                                           -----------
                                                                             1,404,245

ARIZONA 2.34%
--------------------------------------------------------------------------------------
Scottsdale Arizona Municipal Property
  Corp., Excise Tax Revenue, Refunding    5.00%    07/01/26      180,000       194,141
University of Arizona Certificates of
  Participation, Series C                 5.00%    06/01/22      260,000       268,593
                                                                           -----------
                                                                               462,734

CALIFORNIA 15.25%
--------------------------------------------------------------------------------------
Anaheim, California City School
  District, Capital Appreciation,
  Election 2002, GO Unlimited (ZCB)       4.60%(1) 08/01/28      580,000       158,282
California State, GO Unlimited            5.00%    03/01/32      300,000       273,237
California State, GO Unlimited            4.75%    03/01/34      205,000       178,038
California State, GO Unlimited            5.00%    06/01/37      455,000       408,913
Campbell, California Union High School
  District, GO Unlimited                  4.75%    08/01/34      300,000       255,426
Chaffey Community College District,
  Series C, GO Unlimited                  5.00%    06/01/32      300,000       284,136
Imperial Community College District, GO
  Unlimited                               5.00%    08/01/29      500,000       499,380
Los Angeles Unified School District,
  Election 2004, Series H, GO Unlimited   5.00%    07/01/32      200,000       190,632
San Diego, California Community College
  District, Capital Appreciation,
  Election 2002, GO Unlimited (ZCB)       4.34%(1) 05/01/15      450,000       395,654
Santa Clara Valley Transportation
  Authority, Refunding, Series A          5.00%    04/01/27      370,000       375,517
                                                                           -----------
                                                                             3,019,215

COLORADO 0.78%
--------------------------------------------------------------------------------------
Colorado Health Facilities Authority
  Revenue                                 5.00%    09/01/16      150,000       154,843

DISTRICT OF COLUMBIA 1.62%
--------------------------------------------------------------------------------------
District of Columbia Income Tax
  Revenue, Series A                       5.25%    12/01/27      300,000       319,974

See notes to portfolios of investments and notes to financial statements.

                                                                      81


TAX FREE FUND

  PORTFOLIO OF INVESTMENTS                                           December 31, 2010

                                         COUPON   MATURITY     PRINCIPAL
MUNICIPAL BONDS                           RATE      DATE         AMOUNT       VALUE

FLORIDA 1.52%
--------------------------------------------------------------------------------------
Florida Board of Education, GO
  Unlimited, Refunding, Series C          4.50%   06/01/28   $  300,000    $   300,273

GEORGIA 2.55%
--------------------------------------------------------------------------------------
Atlanta Development Authority Revenue     5.25%   07/01/22      500,000        504,550

GUAM 1.21%
--------------------------------------------------------------------------------------
Guam Education Financing Foundation
  Certificate of Participation,
  Series A                                4.25%   10/01/18      250,000        238,577

ILLINOIS 8.94%
--------------------------------------------------------------------------------------
Chicago Board of Education, GO
  Unlimited                               5.25%   12/01/19      300,000        328,794
Chicago, Illinois Water Revenue,
  Refunding                               5.75%   11/01/30      225,000        234,461
Du Page County, Refunding                 5.60%   01/01/21      490,000        558,825
Illinois Finance Authority, Refunding,
  Series A                                5.00%   10/01/14      150,000        163,133
Illinois Regional Transportation
  Authority Revenue, Series A             7.20%   11/01/20      235,000        279,370
State of Illinois, First Series,
  Refunding                               5.50%   08/01/19      200,000        204,890
                                                                           -----------
                                                                             1,769,473

INDIANA 1.53%
--------------------------------------------------------------------------------------
Indianapolis Local Public Improvement
  Bond Bank, Waterworks Project, Series
  2007 L                                  5.25%   01/01/33      305,000        302,249

KANSAS 7.03%
--------------------------------------------------------------------------------------
Kansas State Development Finance
  Authority Revenue                       4.00%   10/01/15      250,000        272,967
Kansas State Development Finance
  Authority, Hospital Revenue, Series Z   5.00%   12/15/12      500,000        504,205
University of Kansas Hospital Authority
  Health Facilities Revenue               5.63%   09/01/27      570,000        614,346
                                                                           -----------
                                                                             1,391,518

KENTUCKY 1.19%
--------------------------------------------------------------------------------------
Bowling Green, Kentucky, GO Unlimited,
  Series B                                4.00%   09/01/16      215,000        235,829

MARYLAND 1.55%
--------------------------------------------------------------------------------------
Maryland Health & Higher Educational
  Facilities Authority Revenue            5.75%   07/01/21      300,000        307,830

See notes to portfolios of investments and notes to financial statements.

82


TAX FREE FUND

  PORTFOLIO OF INVESTMENTS                                           December 31, 2010

                                         COUPON   MATURITY     PRINCIPAL
MUNICIPAL BONDS                           RATE      DATE        AMOUNT        VALUE

MASSACHUSETTS 1.51%
--------------------------------------------------------------------------------------
Massachusetts Bay Transportation
  Authority, Massachusetts Sales Tax
  Revenue, Refunding, Series A-1          5.25%   07/01/30   $  285,000    $   298,897

MICHIGAN 4.66%
--------------------------------------------------------------------------------------
Detroit, Michigan Local Development
  Financing Authority, Refunding,
  Series A                                5.38%   05/01/18      300,000        156,330
Detroit, Michigan Water Supply System
  Revenue, Series B                       5.00%   07/01/16      430,000        463,067
Macomb County Building Authority, GO
  Limited                                 4.50%   11/01/23      300,000        302,859
                                                                           -----------
                                                                               922,256

MISSOURI 3.37%
--------------------------------------------------------------------------------------
Kansas City Water Revenue                 4.00%   12/01/22      250,000        260,840
St. Louis Airport Development Program,
  Prerefunded, Series A                   5.00%   07/01/11      165,000        168,703
St. Louis Airport Development Program,
  Unrefunded, Series A                    5.00%   07/01/11      235,000        238,123
                                                                           -----------
                                                                               667,666

NEVADA 1.29%
--------------------------------------------------------------------------------------
Nye County School District, GO Limited    4.00%   05/01/15      235,000        256,197

NEW HAMPSHIRE 2.36%
--------------------------------------------------------------------------------------
Manchester, New Hampshire School
  Facilities Revenue, Refunding           5.50%   06/01/26      300,000        338,787
New Hampshire Health & Education
  Facilities Authority Revenue            5.00%   07/01/14      125,000        128,356
                                                                           -----------
                                                                               467,143

OHIO 2.03%
--------------------------------------------------------------------------------------
Ohio State Mental Health Facilities
  Revenue                                 5.50%   06/01/15      300,000        306,255
South Euclid Special Assessment, GO
  Limited Tax                             6.70%   12/01/14       90,000         95,164
                                                                           -----------
                                                                               401,419

PUERTO RICO 2.66%
--------------------------------------------------------------------------------------
Commonwealth of Puerto Rico, GO
  Unlimited                               6.00%   07/01/13      250,000        270,670
Commonwealth of Puerto Rico, Refunding,
  GO Unlimited                            5.50%   07/01/11      250,000        255,373
                                                                           -----------
                                                                               526,043

See notes to portfolios of investments and notes to financial statements.

                                                                      83


TAX FREE FUND

  PORTFOLIO OF INVESTMENTS                                           December 31, 2010

                                         COUPON   MATURITY     PRINCIPAL
MUNICIPAL BONDS                           RATE      DATE        AMOUNT        VALUE

RHODE ISLAND 2.75%
--------------------------------------------------------------------------------------
Rhode Island State Health & Educational
  Building Corporation Revenue            6.50%   08/15/32   $  500,000    $   544,425

SOUTH CAROLINA 1.27%
--------------------------------------------------------------------------------------
South Carolina Jobs Economic
  Development Authority Revenue           5.00%   11/01/23      250,000        250,440

TENNESSEE 1.12%
--------------------------------------------------------------------------------------
Memphis, Tennessee Sanitary Sewage
  System Revenue, Refunding               5.00%   05/01/20      200,000        221,830

TEXAS 15.79%
--------------------------------------------------------------------------------------
Dallas, Texas Waterworks & Sewer
  Systems Revenue, Refunding              4.50%   10/01/19      225,000        244,728
Duncanville, Texas Independent School
  District, GO Unlimited, Prerefunded,
  Series B                                5.25%   02/15/32      495,000        519,938
Duncanville, Texas Independent School
  District, GO Unlimited, Unrefunded,
  Series B                                5.25%   02/15/32        5,000          5,043
Forney, Texas, GO Limited                 5.00%   02/15/27      500,000        509,460
Goose Creek, Texas Independent School
  District Schoolhouse, Series A          5.25%   02/15/18      370,000        426,643
Greenville, Texas Independent School
  District, GO Unlimited, Refunding       4.00%   08/15/17      120,000        129,106
North Texas Tollway Authority Revenue,
  Series F                                5.75%   01/01/38      250,000        232,875
Prosper, Texas Independent School
  District, Capital Appreciation,
  School Building, GO Unlimited (ZCB)     6.00%(1) 08/15/33   1,000,000        310,440
San Marcos, Texas Tax & Toll Revenue,
  GO Limited                              5.10%   08/15/27      400,000        416,592
White Settlement, Texas Independent
  School District, GO Unlimited           4.13%   08/15/15      300,000        331,287
                                                                           -----------
                                                                             3,126,112

UTAH 2.88%
--------------------------------------------------------------------------------------
Utah State Building Ownership
  Authority, Lease Revenue, Refunding,
  Series C                                5.50%   05/15/19      500,000        569,880

VIRGINIA 1.97%
--------------------------------------------------------------------------------------
Virginia Port Authority Facilities
  Revenue, Refunding                      5.00%   07/01/40      400,000        389,764

See notes to portfolios of investments and notes to financial statements.

84


TAX FREE FUND

  PORTFOLIO OF INVESTMENTS                                           December 31, 2010

                                         COUPON   MATURITY     PRINCIPAL
MUNICIPAL BONDS                           RATE      DATE         AMOUNT       VALUE

WASHINGTON 1.35%
--------------------------------------------------------------------------------------
Spokane County, Washington School
  District, No. 81, GO Unlimited          5.05%   06/01/22   $  255,000    $   268,232

--------------------------------------------------------------------------------------
TOTAL MUNICIPAL BONDS                                                       19,321,614
--------------------------------------------------------------------------------------
  (cost $19,180,889)

REPURCHASE AGREEMENT 1.68%

Joint Tri-Party Repurchase Agreement,
  Banc of America Securities LLC
  Merrill Lynch, 12/31/2010, 0.09%, due
  01/03/2011, repurchase price $333,050,
  collateralized by U.S. Treasury
  securities held in a joint tri-party
  account (cost $333,047)                 0.09%   01/03/11      333,047        333,047

--------------------------------------------------------------------------------------
TOTAL INVESTMENTS 99.29%                                                    19,654,661
--------------------------------------------------------------------------------------
  (cost $19,513,936)
Other assets and liabilities, net 0.71%                                        139,583
                                                                           -----------

NET ASSETS 100%                                                            $19,794,244
--------------------------------------------------------------------------------------

(1)Represents Yield

See notes to portfolios of investments and notes to financial statements.

                                                                      85


ALL AMERICAN EQUITY FUND

  PORTFOLIO OF INVESTMENTS                                            December 31, 2010

COMMON STOCKS 91.11%                                           SHARES             VALUE

AEROSPACE/DEFENSE 0.91%
---------------------------------------------------------------------------------------
Northrop Grumman Corp.                                          2,500       $   161,950

AGRICULTURAL CHEMICALS 2.70%
---------------------------------------------------------------------------------------
CF Industries Holdings, Inc.                                    2,000           270,300
Monsanto Co.                                                    3,000           208,920
                                                                            -----------
                                                                                479,220

APPAREL MANUFACTURERS 1.54%
---------------------------------------------------------------------------------------
Under Armour, Inc., Class A                                     5,000           274,200*

APPLICATIONS SOFTWARE 4.27%
---------------------------------------------------------------------------------------
Check Point Software Technologies Ltd.                          7,500           346,950*
Red Hat, Inc.                                                   9,000           410,850*
                                                                            -----------
                                                                                757,800

AUTOMOTIVE - CARS & LIGHT TRUCKS 0.66%
---------------------------------------------------------------------------------------
Tata Motors Ltd., Sponsored ADR                                 4,000           117,360

BEVERAGES - NON-ALCOHOLIC 1.06%
---------------------------------------------------------------------------------------
Coca-Cola Enterprises, Inc.                                     7,500           187,725

CABLE/SATELLITE TV 0.90%
---------------------------------------------------------------------------------------
DIRECTV, Class A                                                4,000           159,720*

CASINO HOTELS 0.65%
---------------------------------------------------------------------------------------
Las Vegas Sands Corp.                                           2,500           114,875*

CHEMICALS - DIVERSIFIED 1.12%
---------------------------------------------------------------------------------------
EI du Pont de Nemours & Co.                                     4,000           199,520

CHEMICALS - SPECIALTY 1.03%
---------------------------------------------------------------------------------------
Ferro Corp.                                                    12,500           183,000*

COAL 1.10%
---------------------------------------------------------------------------------------
Consol Energy, Inc.                                             4,000           194,960

COATINGS/PAINT 0.94%
---------------------------------------------------------------------------------------
Sherwin-Williams Co.                                            2,000           167,500

See notes to portfolios of investments and notes to financial statements.

86


ALL AMERICAN EQUITY FUND

  PORTFOLIO OF INVESTMENTS                                            December 31, 2010

COMMON STOCKS                                                  SHARES             VALUE

COMMERCIAL BANKS - WESTERN U.S. 1.19%
---------------------------------------------------------------------------------------
SVB Financial Group                                             4,000       $   212,200*

COMMERCIAL SERVICES - FINANCIAL 1.98%
---------------------------------------------------------------------------------------
H&R Block, Inc.                                                14,000           166,740
Western Union Co.                                              10,000           185,700
                                                                            -----------
                                                                                352,440

COMPUTERS 4.54%
---------------------------------------------------------------------------------------
Apple, Inc.                                                     2,500           806,400*

CONTAINERS - METAL/GLASS 0.96%
---------------------------------------------------------------------------------------
Ball Corp.                                                      2,500           170,125

DATA PROCESSING/MANAGEMENT 1.06%
---------------------------------------------------------------------------------------
Dun & Bradstreet Corp.                                          2,300           188,807

DISTRIBUTION/WHOLESALE 1.09%
---------------------------------------------------------------------------------------
WW Grainger, Inc.                                               1,400           193,354

E-COMMERCE/PRODUCTS 0.59%
---------------------------------------------------------------------------------------
Nutrisystem, Inc.                                               5,000           105,150

ELECTRIC - INTEGRATED 4.36%
---------------------------------------------------------------------------------------
Dominion Resources, Inc.                                        3,500           149,520
Duke Energy Corp.                                               9,000           160,290
Entergy Corp.                                                   2,000           141,660
Pepco Holdings, Inc.                                            9,000           164,250
TECO Energy, Inc.                                               8,900           158,420
                                                                            -----------
                                                                                774,140

ELECTRONIC COMPONENTS - SEMICONDUCTORS 4.63%
---------------------------------------------------------------------------------------
Entropic Communications, Inc.                                  20,000           241,600*
NVIDIA Corp.                                                   25,000           385,000*
Texas Instruments, Inc.                                         6,000           195,000
                                                                            -----------
                                                                                821,600

ENTERPRISE SOFTWARE/SERVICES 1.76%
---------------------------------------------------------------------------------------
Oracle Corp.                                                   10,000           313,000

FIDUCIARY BANKS 1.30%
---------------------------------------------------------------------------------------
State Street Corp.                                              5,000           231,700

See notes to portfolios of investments and notes to financial statements.

                                                                      87


ALL AMERICAN EQUITY FUND

  PORTFOLIO OF INVESTMENTS                                            December 31, 2010

COMMON STOCKS                                                  SHARES             VALUE

FINANCIAL SERVICES 0.00%
---------------------------------------------------------------------------------------
Invictus Financial, Inc.                                      131,125       $       302*

FOOD - RETAIL 0.95%
---------------------------------------------------------------------------------------
Safeway, Inc.                                                   7,500           168,675

FORESTRY 1.07%
---------------------------------------------------------------------------------------
Weyerhaeuser Co.                                               10,000           189,300

GOLD MINING 1.52%
---------------------------------------------------------------------------------------
Agnico-Eagle Mines Ltd.                                         1,000            76,700
Eldorado Gold Corp.                                             6,000           111,420
Randgold Resources Ltd., Sponsored ADR                          1,000            82,330
                                                                            -----------
                                                                                270,450

INTERNET SECURITY 1.20%
---------------------------------------------------------------------------------------
VeriSign, Inc.                                                  6,500           212,355

INVESTMENT MANAGEMENT/ADVISORY SERVICES 2.04%
---------------------------------------------------------------------------------------
Federated Investors, Inc., Class B                              7,500           196,275
Franklin Resources, Inc.                                        1,500           166,815
                                                                            -----------
                                                                                363,090

LIFE/HEALTH INSURANCE 2.35%
---------------------------------------------------------------------------------------
Lincoln National Corp.                                         15,000           417,150

MEDICAL - BIOMEDICAL/GENE 1.13%
---------------------------------------------------------------------------------------
Biogen Idec, Inc.                                               3,000           201,150*

MEDICAL - DRUGS 0.89%
---------------------------------------------------------------------------------------
Bristol-Myers Squibb Co.                                        6,000           158,880

MEDICAL - HMO 1.23%
---------------------------------------------------------------------------------------
Humana, Inc.                                                    4,000           218,960*

METAL - COPPER 0.68%
---------------------------------------------------------------------------------------
Freeport-McMoRan Copper & Gold, Inc.                            1,000           120,090

METAL - IRON 0.98%
---------------------------------------------------------------------------------------
Mesabi Trust                                                    4,500           173,205

See notes to portfolios of investments and notes to financial statements.

88


ALL AMERICAN EQUITY FUND

  PORTFOLIO OF INVESTMENTS                                            December 31, 2010

COMMON STOCKS                                                  SHARES             VALUE

MULTI-LINE INSURANCE 0.87%
---------------------------------------------------------------------------------------
Assurant, Inc.                                                  4,000       $   154,080

NETWORKING PRODUCTS 1.71%
---------------------------------------------------------------------------------------
Netgear, Inc.                                                   9,000           303,120*

OIL COMPANIES - EXPLORATION & PRODUCTION 3.81%
---------------------------------------------------------------------------------------
Concho Resources, Inc.                                          4,000           350,680*
Northern Oil & Gas, Inc.                                       12,000           326,520*
                                                                            -----------
                                                                                677,200

OIL COMPANIES - INTEGRATED 2.18%
---------------------------------------------------------------------------------------
Chevron Corp.                                                   2,000           182,500
ConocoPhillips                                                  3,000           204,300
                                                                            -----------
                                                                                386,800

OIL FIELD MACHINERY & EQUIPMENT 3.41%
---------------------------------------------------------------------------------------
National-Oilwell Varco, Inc.                                    9,000           605,250

PHARMACY SERVICES 1.04%
---------------------------------------------------------------------------------------
Medco Health Solutions, Inc.                                    3,000           183,810*

PIPELINES 0.98%
---------------------------------------------------------------------------------------
Spectra Energy Corp.                                            7,000           174,930

PROPERTY/CASUALTY INSURANCE 1.95%
---------------------------------------------------------------------------------------
Chubb Corp.                                                     3,000           178,920
The Travelers Cos., Inc.                                        3,000           167,130
                                                                            -----------
                                                                                346,050

RETAIL - APPAREL/SHOE 1.01%
---------------------------------------------------------------------------------------
Urban Outfitters, Inc.                                          5,000           179,050*

RETAIL - AUTO PARTS 1.84%
---------------------------------------------------------------------------------------
AutoZone, Inc.                                                  1,200           327,108*

RETAIL - AUTOMOBILE 1.03%
---------------------------------------------------------------------------------------
AutoNation, Inc.                                                6,500           183,300*

RETAIL - DISCOUNT 0.98%
---------------------------------------------------------------------------------------
Family Dollar Stores, Inc.                                      3,500           173,985

See notes to portfolios of investments and notes to financial statements.

                                                                      89


ALL AMERICAN EQUITY FUND

  PORTFOLIO OF INVESTMENTS                                            December 31, 2010

COMMON STOCKS                                                  SHARES             VALUE

RETAIL - RESTAURANTS 1.44%
---------------------------------------------------------------------------------------
Chipotle Mexican Grill, Inc., Class A                           1,200       $   255,192*

STEEL - PRODUCERS 1.22%
---------------------------------------------------------------------------------------
United States Steel Corp.                                       3,700           216,154

TELECOMMUNICATION EQUIPMENT - FIBER OPTICS 1.06%
---------------------------------------------------------------------------------------
JDS Uniphase Corp.                                             13,000           188,240*

TELEPHONE - INTEGRATED 4.37%
---------------------------------------------------------------------------------------
AT&T, Inc.                                                      6,500           190,970
Frontier Communications Corp.                                  21,320           207,444
Verizon Communications, Inc.                                    5,500           196,790
Windstream Corp.                                               13,000           181,220
                                                                            -----------
                                                                                776,424

TOBACCO 2.09%
---------------------------------------------------------------------------------------
Philip Morris International, Inc.                               3,000           175,590
Reynolds American, Inc.                                         6,000           195,720
                                                                            -----------
                                                                                371,310

TRANSPORTATION - MARINE 0.03%
---------------------------------------------------------------------------------------
Golar LNG Energy Ltd.                                           2,857             6,150*

TRANSPORTATION - SERVICES 1.19%
---------------------------------------------------------------------------------------
Ryder System, Inc.                                              4,000           210,560

VETERINARY DIAGNOSTICS 1.39%
---------------------------------------------------------------------------------------
Neogen Corp.                                                    6,000           246,180*

WIRELESS EQUIPMENT 3.13%
---------------------------------------------------------------------------------------
American Tower Corp., Class A                                   5,000           258,200*
QUALCOMM, Inc.                                                  6,000           296,940
                                                                            -----------
                                                                                555,140

---------------------------------------------------------------------------------------
TOTAL COMMON STOCKS                                                          16,180,386
---------------------------------------------------------------------------------------
  (cost $13,562,400)

EXCHANGE-TRADED FUND (ETF) 1.15%

Energy Select Sector SPDR Fund                                  3,000           204,750
  (cost $170,252)

See notes to portfolios of investments and notes to financial statements.

90


ALL AMERICAN EQUITY FUND

  PORTFOLIO OF INVESTMENTS                                            December 31, 2010

WARRANTS 1.01%                                                 SHARES             VALUE

DIVERSIFIED BANKING INSTITUTIONS 1.01%
---------------------------------------------------------------------------------------
Bank of America Corp., Warrants (January 2019)                 25,000       $   178,500*
  (cost $175,302)

PURCHASED OPTION 0.05%                                      CONTRACTS

DIVERSIFIED BANKING INSTITUTIONS 0.05%
---------------------------------------------------------------------------------------
Citigroup, Inc., Strike Price 8, Call, Expiration
  Jan. 2012                                                       800             9,600
  (premium $30,300)

MASTER LIMITED PARTNERSHIP 1.13%                                UNITS

OIL COMPANIES - EXPLORATION & PRODUCTION 1.13%
---------------------------------------------------------------------------------------
BreitBurn Energy Partners L.P.                                 10,000           201,200
  (cost $168,221)

UNITS 1.06%

OIL & GAS EXPLORATION & PRODUCTION 1.06%
---------------------------------------------------------------------------------------
Linn Energy LLC                                                 5,000           187,450
  (cost $178,350)

---------------------------------------------------------------------------------------
TOTAL SECURITIES                                                             16,961,886
---------------------------------------------------------------------------------------
  (cost $14,284,825)

                                                            PRINCIPAL
REPURCHASE AGREEMENT 5.47%                                   AMOUNT

Joint Tri-Party Repurchase Agreement, Barclays Capital,
  Inc., 12/31/2010, 0.25%, due 01/03/2011, repurchase
  price $971,290, collateralized by U.S. Treasury
  securities held in a joint tri-party account
  (cost $971,270)                                            $971,270           971,270

---------------------------------------------------------------------------------------
TOTAL INVESTMENTS 100.98%                                                    17,933,156
---------------------------------------------------------------------------------------
  (cost $15,256,095)
Other assets and liabilities, net (0.98%)                                      (173,254)
                                                                            -----------

NET ASSETS 100%                                                             $17,759,902
                                                                            -----------

See notes to portfolios of investments and notes to financial statements.

                                                                      91


HOLMES GROWTH FUND

  PORTFOLIO OF INVESTMENTS                                          December 31, 2010

COMMON STOCKS 89.83%                                         SHARES             VALUE

AGRICULTURAL CHEMICALS 1.03%
-------------------------------------------------------------------------------------
The Mosaic Co.                                                5,500       $   419,980

APPLICATIONS SOFTWARE 2.33%
-------------------------------------------------------------------------------------
Ebix, Inc.                                                   40,000           946,800*

AUTOMOTIVE - TRUCK PARTS & EQUIPMENT 0.98%
-------------------------------------------------------------------------------------
WABCO Holdings, Inc.                                          6,500           396,045*

BREWERY 1.17%
-------------------------------------------------------------------------------------
Boston Beer Co., Inc., Class A                                5,000           475,450*

CABLE/SATELLITE TV 1.72%
-------------------------------------------------------------------------------------
DIRECTV, Class A                                             17,500           698,775*

CHEMICALS - SPECIALTY 2.88%
-------------------------------------------------------------------------------------
Albemarle Corp.                                              10,000           557,800
International Flavors & Fragrances, Inc.                     11,000           611,490
                                                                          -----------
                                                                            1,169,290

COMPUTER SERVICES 2.11%
-------------------------------------------------------------------------------------
Cognizant Technology Solutions Corp., Class A                11,700           857,493*

COMPUTERS 3.18%
-------------------------------------------------------------------------------------
Apple, Inc.                                                   4,000         1,290,240*

COMPUTERS - INTEGRATED SYSTEMS 1.39%
-------------------------------------------------------------------------------------
Riverbed Technology, Inc.                                    16,000           562,720*

COMPUTERS - MEMORY DEVICES 1.08%
-------------------------------------------------------------------------------------
NetApp, Inc.                                                  8,000           439,680*

CONTAINERS - METAL/GLASS 0.84%
-------------------------------------------------------------------------------------
Ball Corp.                                                    5,000           340,250

COSMETICS & TOILETRIES 0.89%
-------------------------------------------------------------------------------------
The Estee Lauder Cos., Inc., Class A                          4,500           363,150

DIVERSIFIED BANKING INSTITUTIONS 1.67%
-------------------------------------------------------------------------------------
JPMorgan Chase & Co.                                         16,000           678,720

See notes to portfolios of investments and notes to financial statements.

92


HOLMES GROWTH FUND

  PORTFOLIO OF INVESTMENTS                                          December 31, 2010

COMMON STOCKS                                                SHARES             VALUE

E-COMMERCE/PRODUCTS 2.46%
-------------------------------------------------------------------------------------
MercadoLibre, Inc.                                           15,000       $   999,750*

E-COMMERCE/SERVICES 3.40%
-------------------------------------------------------------------------------------
Ctrip.com International Ltd., Sponsored ADR                  11,500           465,175*
Netflix, Inc.                                                 1,800           316,260*
priceline.com, Inc.                                           1,500           599,325*
                                                                          -----------
                                                                            1,380,760

ELECTRONIC COMPONENTS - MISCELLANEOUS 0.99%
-------------------------------------------------------------------------------------
Jabil Circuit, Inc.                                          20,000           401,800

ELECTRONIC COMPONENTS - SEMICONDUCTORS 3.83%
-------------------------------------------------------------------------------------
Altera Corp.                                                 15,000           533,700
Broadcom Corp., Class A                                      15,000           653,250
Intel Corp.                                                  17,500           368,025
                                                                          -----------
                                                                            1,554,975

ENGINES - INTERNAL COMBUSTION 1.22%
-------------------------------------------------------------------------------------
Cummins, Inc.                                                 4,500           495,045

FILTRATION/SEPARATE PRODUCTION 0.86%
-------------------------------------------------------------------------------------
Donaldson Co., Inc.                                           6,000           349,680

FINANCE - INVESTMENT BANKER/BROKER 0.08%
-------------------------------------------------------------------------------------
GMP Capital, Inc.                                             2,800            33,972

FINANCE - OTHER SERVICES 1.17%
-------------------------------------------------------------------------------------
IntercontinentalExchange, Inc.                                4,000           476,600*

FINANCIAL SERVICES 0.20%
-------------------------------------------------------------------------------------
MCO Capital, Inc., 144A (RS)                              1,000,000            82,723*+@

FOOTWEAR & RELATED APPAREL 1.03%
-------------------------------------------------------------------------------------
Steven Madden Ltd.                                           10,000           417,200*

GARDEN PRODUCTS 1.06%
-------------------------------------------------------------------------------------
The Toro Co.                                                  7,000           431,480

GOLD MINING 3.67%
-------------------------------------------------------------------------------------
Agnico-Eagle Mines Ltd.                                       3,000           230,100
Eldorado Gold Corp.                                          12,500           232,125

See notes to portfolios of investments and notes to financial statements.

                                                                      93


HOLMES GROWTH FUND

  PORTFOLIO OF INVESTMENTS                                          December 31, 2010

COMMON STOCKS                                                SHARES             VALUE

GOLD MINING (CONT'D)
-------------------------------------------------------------------------------------
Endeavour Mining Corp.                                       70,000       $   197,233*
Randgold Resources Ltd., Sponsored ADR                       10,100           831,533
                                                                          -----------
                                                                            1,490,991

INDUSTRIAL AUDIO & VIDEO PRODUCTS 1.38%
-------------------------------------------------------------------------------------
Imax Corp.                                                   20,000           561,000*

INSTRUMENTS - CONTROLS 0.93%
-------------------------------------------------------------------------------------
Sensata Technologies Holding N.V.                            12,500           376,375*

INTERNET CONTENT - INFO/NEWS 1.07%
-------------------------------------------------------------------------------------
Baidu, Inc., Sponsored ADR                                    4,500           434,385*

INTERNET INFRASTRUCTURE SOFTWARE 1.60%
-------------------------------------------------------------------------------------
F5 Networks, Inc.                                             5,000           650,800*

INVESTMENT MANAGEMENT/ADVISORY SERVICES 2.80%
-------------------------------------------------------------------------------------
Altisource Portfolio Solutions S.A.                          17,500           502,425*
Waddell & Reed Financial, Inc.,7Class A                      18,000           635,220
                                                                          -----------
                                                                            1,137,645

MACHINERY - GENERAL INDUSTRIAL 1.96%
-------------------------------------------------------------------------------------
Altra Holdings, Inc.                                         40,000           794,400*

MEDICAL - BIOMEDICAL/GENE 1.98%
-------------------------------------------------------------------------------------
Alexion Pharmaceuticals, Inc.                                10,000           805,500*

MEDICAL - DRUGS 1.36%
-------------------------------------------------------------------------------------
Valeant Pharmaceuticals International, Inc.                  19,589           554,173

MEDICAL - HOSPITALS 0.32%
-------------------------------------------------------------------------------------
African Medical Investments plc                           1,000,000           130,654*

MEDICAL INSTRUMENTS 1.64%
-------------------------------------------------------------------------------------
Bruker Corp.                                                 40,000           664,000*

METAL - COPPER 0.74%
-------------------------------------------------------------------------------------
Freeport-McMoRan Copper & Gold, Inc.                          2,500           300,225

See notes to portfolios of investments and notes to financial statements.

94


HOLMES GROWTH FUND

  PORTFOLIO OF INVESTMENTS                                          December 31, 2010

COMMON STOCKS                                                SHARES             VALUE

MULTI-LINE INSURANCE 0.57%
-------------------------------------------------------------------------------------
American International Group, Inc.                            4,000       $   230,480*

OIL - FIELD SERVICES 1.32%
-------------------------------------------------------------------------------------
Core Laboratories N.V.                                        6,000           534,300

OIL COMPANIES - EXPLORATION & PRODUCTION 12.08%
-------------------------------------------------------------------------------------
Alange Energy Corp.                                       1,385,000           749,925*
Brigham Exploration Co.                                      45,000         1,225,800*
Concho Resources, Inc.                                       14,000         1,227,380*
Continental Resources, Inc.                                   9,000           529,650*
GeoResources, Inc.                                           10,000           222,100*
Pacific Rubiales Energy Corp.                                28,000           947,558
                                                                          -----------
                                                                            4,902,413

PLATINUM 0.16%
-------------------------------------------------------------------------------------
Eastern Platinum Ltd.                                        36,000            63,892*

RADIO 6.67%
-------------------------------------------------------------------------------------
Newfoundland Capital Corp., Ltd., Class A                   391,400         2,707,972

REAL ESTATE MANAGEMENT/SERVICES 2.02%
-------------------------------------------------------------------------------------
CB Richard Ellis Group, Inc., Class A                        40,000           819,200*

REAL ESTATE OPERATING/DEVELOPMENT 0.25%
-------------------------------------------------------------------------------------
Pacific Infrastructure, Inc. (RS)                           100,000           100,000*@

RETAIL - AUTO PARTS 1.14%
-------------------------------------------------------------------------------------
Advance Auto Parts, Inc.                                      7,000           463,050

RETAIL - AUTOMOBILE 1.01%
-------------------------------------------------------------------------------------
Rush Enterprises, Inc., Class A                              20,000           408,800*

RETAIL - RESTAURANTS 0.79%
-------------------------------------------------------------------------------------
Starbucks Corp.                                              10,000           321,300

RETAIL - VITAMINS/NUTRITIONAL SUPPLEMENTS 1.66%
-------------------------------------------------------------------------------------
Vitamin Shoppe, Inc.                                         20,000           672,800*

VITAMINS & NUTRITION PRODUCTS 2.10%
-------------------------------------------------------------------------------------
Herbalife Ltd.                                               12,500           854,625

See notes to portfolios of investments and notes to financial statements.

                                                                      95


HOLMES GROWTH FUND

  PORTFOLIO OF INVESTMENTS                                          December 31, 2010

COMMON STOCKS                                                SHARES             VALUE

WEB HOSTING/DESIGN 2.32%
-------------------------------------------------------------------------------------
Rackspace Hosting, Inc.                                      30,000       $   942,300*

WIRELESS EQUIPMENT 0.72%
-------------------------------------------------------------------------------------
Aruba Networks, Inc.                                         14,000           292,320*

-------------------------------------------------------------------------------------
TOTAL COMMON STOCKS                                                        36,476,178
-------------------------------------------------------------------------------------
  (cost $28,959,924)

EXCHANGE-TRADED FUNDS (ETF) 3.01%

iShares Dow Jones U.S. Oil Equipment & Services Index
  Fund                                                        9,000           507,150
Market Vectors Agribusiness ETF                               7,500           401,550
SPDR KBW Bank ETF                                            12,000           310,920

-------------------------------------------------------------------------------------
TOTAL EXCHANGE-TRADED FUNDS                                                 1,219,620
-------------------------------------------------------------------------------------
  (cost $1,204,205)

WARRANTS 1.09%

DIVERSIFIED BANKING INSTITUTIONS 1.06%
-------------------------------------------------------------------------------------
Bank of America Corp., Warrants (January 2019)               60,000           428,400*

GOLD MINING 0.03%
-------------------------------------------------------------------------------------
Kinross Gold Corp., Warrants (September 2014)                   935             4,397*
Medoro Resources Ltd., Warrants (November 2011)              33,333             9,191*
                                                                          -----------
                                                                               13,588

MEDICAL - HOSPITALS 0.00%
-------------------------------------------------------------------------------------
African Medical Investments plc, Warrants (June 2011)       500,000                 0*@

-------------------------------------------------------------------------------------
TOTAL WARRANTS                                                                441,988
-------------------------------------------------------------------------------------
  (cost $442,618)

PURCHASED OPTION 0.07%                                    CONTRACTS

GOLD MINING 0.07%
-------------------------------------------------------------------------------------
Randgold Resources Ltd., Strike Price 80, Call,
  Expiration Jan. 2011                                           75            29,250
  (premium $82,765)

See notes to portfolios of investments and notes to financial statements.

96


HOLMES GROWTH FUND

  PORTFOLIO OF INVESTMENTS                                          December 31, 2010

MASTER LIMITED PARTNERSHIP 1.15%                              UNITS          VALUE

PIPELINES 1.15%
-------------------------------------------------------------------------------------
El Paso Pipeline Partners, L.P.                              14,000       $   468,300
  (cost $408,470)

                                                          PRINCIPAL
CONVERTIBLE DEBENTURE 0.94%                                AMOUNT

METAL & MINERAL MINING 0.94%
-------------------------------------------------------------------------------------
Grupo Empresarial Ibiza S.A., 12.68%, maturity
  05/03/11 (RS)                                            $380,000           380,000@
  (cost $380,000)

-------------------------------------------------------------------------------------
TOTAL SECURITIES                                                           39,015,336
-------------------------------------------------------------------------------------
  (cost $31,477,982)

REPURCHASE AGREEMENTS 4.61%

Joint Tri-Party Repurchase Agreement, Banc of America
  Securities LLC Merrill Lynch, 12/31/2010, 0.09%, due
  01/03/2011, repurchase price $1,872,901,
  collateralized by U.S. Treasury securities held in a
  joint tri-party account (cost $1,872,887)               1,872,887         1,872,887

-------------------------------------------------------------------------------------
TOTAL INVESTMENTS 100.70%                                                  40,888,223
-------------------------------------------------------------------------------------
  (cost $33,350,869)
Other assets and liabilities, net (0.70%)                                    (284,011)
                                                                          -----------

NET ASSETS 100%                                                           $40,604,212
                                                                          -----------

See notes to portfolios of investments and notes to financial statements.

                                                                      97


GLOBAL MEGATRENDS FUND

  PORTFOLIO OF INVESTMENTS                                            December 31, 2010

COMMON STOCKS 89.52%                                           SHARES             VALUE

AGRICULTURAL CHEMICALS 1.03%
---------------------------------------------------------------------------------------
The Mosaic Co.                                                  2,750       $   209,990

AIRLINES 1.95%
---------------------------------------------------------------------------------------
Alaska Air Group, Inc.                                          7,000           396,830*

AIRPORT DEVELOPMENT/MAINTENANCE 4.10%
---------------------------------------------------------------------------------------
Grupo Aeroportuario del Sureste S.A.B. de C.V.,
  Sponsored ADR                                                 7,000           395,150
TAV Havalimanlari Holding A.S.                                 90,000           436,604*
                                                                            -----------
                                                                                831,754

AUTOMOTIVE - CARS & LIGHT TRUCKS 2.75%
---------------------------------------------------------------------------------------
Tofas Turk Otomobil Fabrikasi A.S.                            108,000           557,546

BUILDING & CONSTRUCTION 1.42%
---------------------------------------------------------------------------------------
China Communications Construction Co., Ltd., H shares         150,000           131,039
China Railway Construction Corp., Ltd., H shares              130,000           156,552
                                                                            -----------
                                                                                287,591

CELLULAR TELECOMMUNICATIONS 4.95%
---------------------------------------------------------------------------------------
America Movil SAB de C.V., Series L, Sponsored ADR              9,000           516,060
Vivo Participacoes S.A., Sponsored ADR                         15,000           488,850
                                                                            -----------
                                                                              1,004,910

CHEMICALS - FIBERS 0.98%
---------------------------------------------------------------------------------------
Kolon Industries, Inc.                                          3,000           198,586*

COAL 1.26%
---------------------------------------------------------------------------------------
Walter Energy, Inc.                                             2,000           255,680

DIVERSIFIED MINERALS 1.22%
---------------------------------------------------------------------------------------
Teck Resources Ltd., Class B                                    4,000           247,320

DIVERSIFIED OPERATIONS 1.18%
---------------------------------------------------------------------------------------
Siam Cement PCL                                                20,000           240,090

ELECTRIC - GENERATION 0.11%
---------------------------------------------------------------------------------------
Ronter, Inc. (RS)                                             349,057            23,358*@

ELECTRIC - INTEGRATED 2.84%
---------------------------------------------------------------------------------------
CPFL Energia S.A., Sponsored ADR                                7,500           576,075

See notes to portfolios of investments and notes to financial statements.

98



GLOBAL MEGATRENDS FUND

  PORTFOLIO OF INVESTMENTS                                            December 31, 2010

COMMON STOCKS                                                  SHARES             VALUE

ELECTRIC PRODUCTS - MISCELLANEOUS 2.62%
---------------------------------------------------------------------------------------
Zhuzhou CSR Times Electric Co., Ltd., H shares                135,000       $   531,489

ELECTRONIC COMPONENTS - MISCELLANEOUS 1.07%
---------------------------------------------------------------------------------------
Toshiba Corp.                                                  40,000           217,659

ENGINEERING/R&D SERVICES 4.99%
---------------------------------------------------------------------------------------
McDermott International, Inc.                                  20,000           413,800*
SNC-Lavalin Group, Inc.                                        10,000           599,318
                                                                            -----------
                                                                              1,013,118

ENGINES - INTERNAL COMBUSTION 1.25%
---------------------------------------------------------------------------------------
Cummins, Inc.                                                   2,300           253,023

FILTRATION/SEPARATIONS PRODUCTS 1.15%
---------------------------------------------------------------------------------------
Donaldson Co., Inc.                                             4,000           233,120

GOLD MINING 1.25%
---------------------------------------------------------------------------------------
Agnico-Eagle Mines Ltd.                                         1,500           115,050
Eldorado Gold Corp.                                             7,500           139,275
                                                                            -----------
                                                                                254,325

MACHINERY - CONSTRUCTION & MINING 3.47%
---------------------------------------------------------------------------------------
Caterpillar, Inc.                                               4,000           374,640
Changsha Zoomlion Heavy Industry Science and Technology
  Development Co., Ltd., H shares                              50,000           112,962*
Joy Global, Inc.                                                2,500           216,875
                                                                            -----------
                                                                                704,477

MACHINERY - FARM 1.02%
---------------------------------------------------------------------------------------
Deere & Co.                                                     2,500           207,625

MACHINERY - GENERAL INDUSTRIAL 1.89%
---------------------------------------------------------------------------------------
Babcock & Wilcox Co.                                           15,000           383,850*

MARINE SERVICES 1.08%
---------------------------------------------------------------------------------------
COSCO Pacific Ltd.                                            125,000           218,398

METAL - COPPER 0.89%
---------------------------------------------------------------------------------------
Freeport-McMoRan Copper & Gold, Inc.                            1,500           180,135

See notes to portfolios of investments and notes to financial statements.

                                                                            99


GLOBAL MEGATRENDS FUND

  PORTFOLIO OF INVESTMENTS                                            December 31, 2010

COMMON STOCKS                                                  SHARES             VALUE

METAL - IRON 3.90%
---------------------------------------------------------------------------------------
Magnitogorsk Iron & Steel Works, Sponsored GDR                 20,000       $   291,000
Novolipetsk Steel, Sponsored GDR                               10,500           500,850
                                                                            -----------
                                                                                791,850

NON-FERROUS METALS 2.51%
---------------------------------------------------------------------------------------
Cameco Corp.                                                    6,000           242,280
Uranium Energy Corp.                                           44,400           268,176*
                                                                            -----------
                                                                                510,456

OIL & GAS DRILLING 0.83%
---------------------------------------------------------------------------------------
Seadrill Ltd.                                                   5,000           169,600

OIL COMPANIES - EXPLORATION & PRODUCTION 0.87%
---------------------------------------------------------------------------------------
Pacific Rubiales Energy Corp.                                   5,233           177,092

OIL REFINING & MARKETING 1.02%
---------------------------------------------------------------------------------------
Valero Energy Corp.                                             9,000           208,080

PLATINUM 0.10%
---------------------------------------------------------------------------------------
Eastern Platinum Ltd.                                          11,000            19,523*

POWER CONVERTERS/POWER SUPPLY EQUIPMENT 1.71%
---------------------------------------------------------------------------------------
Dongfang Electric Corp. Ltd., H shares                         70,000           347,186

PUBLIC THOROUGHFARES 6.42%
---------------------------------------------------------------------------------------
Compania de Concessoes Rodoviarias                             24,300           686,878
EcoRodovias Infraestrutura e Logistica S.A.                    80,000           616,058
                                                                            -----------
                                                                              1,302,936

REAL ESTATE MANAGEMENT/SERVICES 1.01%
---------------------------------------------------------------------------------------
CB Richard Ellis Group, Inc., Class A                          10,000           204,800*

REAL ESTATE OPERATING/DEVELOPMENT 3.80%
---------------------------------------------------------------------------------------
LSR Group OJSC, GDR                                            28,600           263,406*
Pacific Infrastructure, Inc. (RS)                             326,533           326,533*@
PIK Group, Sponsored GDR                                       45,000           182,250*
                                                                            -----------
                                                                                772,189

REINSURANCE 2.37%
---------------------------------------------------------------------------------------
Berkshire Hathaway, Inc., Class B                               6,000           480,660*

See notes to portfolios of investments and notes to financial statements.

100



GLOBAL MEGATRENDS FUND

  PORTFOLIO OF INVESTMENTS                                            December 31, 2010

COMMON STOCKS                                                  SHARES             VALUE

RETAIL - AUTOMOBILE 1.01%
---------------------------------------------------------------------------------------
Rush Enterprises, Inc., Class A                                10,000       $   204,400*

STEEL - PRODUCERS 3.74%
---------------------------------------------------------------------------------------
Evraz Group S.A., Sponsored GDR                                13,000           466,310*
Mechel, Sponsored ADR                                          10,000           292,300
                                                                            -----------
                                                                                758,610

STORAGE/WAREHOUSING 2.84%
---------------------------------------------------------------------------------------
Westshore Terminals Income Fund                                25,000           576,055

TRANSPORTATION - RAIL 3.53%
---------------------------------------------------------------------------------------
CSX Corp.                                                      11,100           717,171

WATER 0.77%
---------------------------------------------------------------------------------------
Aqua America, Inc.                                              7,000           157,360

WATER TREATMENT SYSTEMS 3.13%
---------------------------------------------------------------------------------------
Beijing Enterprises Water Group Ltd.                          240,000            89,855*
Hyflux Ltd.                                                   125,000           225,989
Nalco Holding Co.                                              10,000           319,400
                                                                            -----------
                                                                                635,244

WEB HOSTING/DESIGN 2.09%
---------------------------------------------------------------------------------------
Rackspace Hosting, Inc.                                        13,500           424,035*

WIRELESS EQUIPMENT 3.40%
---------------------------------------------------------------------------------------
American Tower Corp., Class A                                   7,000           361,480*
Crown Castle International Corp.                                7,500           328,725*
                                                                            -----------
                                                                                690,205

---------------------------------------------------------------------------------------
TOTAL COMMON STOCKS                                                          18,174,401
---------------------------------------------------------------------------------------
  (cost $14,558,933)

EXCHANGE-TRADED FUNDS (ETF) 2.29%

iShares Dow Jones U.S. Oil Equipment & Services Index
  Fund                                                          4,500           253,575
ProShares UltraShort FTSE China 25                              7,000           210,560*

---------------------------------------------------------------------------------------
TOTAL EXCHANGE-TRADED FUNDS                                                     464,135
---------------------------------------------------------------------------------------
  (cost $468,219)

See notes to portfolios of investments and notes to financial statements.

                                                                           101


GLOBAL MEGATRENDS FUND

  PORTFOLIO OF INVESTMENTS                                            December 31, 2010

WARRANTS 0.00%                                                 SHARES             VALUE

BUILDING PRODUCTS - CEMENT/AGGREGATES 0.00%
---------------------------------------------------------------------------------------
Polaris Minerals Corp., Warrants (January 2011)               100,000       $       501*
  (cost $9,053)

PURCHASED OPTION 0.03%                                      CONTRACTS

OIL - FIELD SERVICES 0.03%
---------------------------------------------------------------------------------------
Core Laboratories N.V., Strike Price 85, Put, Expiration
  Jan. 2011 (premium $5,715)                                       60             5,700

                                                            PRINCIPAL
MASTER LIMITED PARTNERSHIPS 4.73%                               UNITS

PIPELINES 4.73%
---------------------------------------------------------------------------------------
El Paso Pipeline Partners, L.P.                                10,000           334,500
NuStar Energy L.P.                                              9,000           625,320

---------------------------------------------------------------------------------------
TOTAL MASTER LIMITED PARTNERSHIPS                                               959,820
---------------------------------------------------------------------------------------
  (cost $724,234)

                                                            PRINCIPAL
CONVERTIBLE DEBENTURE 2.56%                                  AMOUNT

METAL & MINERAL MINING 2.56%
---------------------------------------------------------------------------------------
Grupo Empresarial Ibiza S.A., 12.68%, maturity
  05/03/11 (RS)                                              $520,000           520,000@
  (cost $520,000)

---------------------------------------------------------------------------------------
TOTAL SECURITIES                                                             20,124,557
---------------------------------------------------------------------------------------
  (cost $16,286,154)

REPURCHASE AGREEMENT 1.87%

Joint Tri-Party Repurchase Agreement, Banc of America
  Securities LLC Merrill Lynch, 12/31/2010, 0.09%, due
  01/03/2011, repurchase price $380,601, collateralized
  by U.S. Treasury securities held in a joint tri-party
  account (cost $380,598)                                     380,598           380,598

---------------------------------------------------------------------------------------
TOTAL INVESTMENTS 101.00%                                                    20,505,155
---------------------------------------------------------------------------------------
  (cost $16,666,752)
Other assets and liabilities, net (1.00%)                                      (203,457)
                                                                            -----------

NET ASSETS 100%                                                             $20,301,698
                                                                            -----------

See notes to portfolios of investments and notes to financial statements.

102


GLOBAL RESOURCES FUND

  PORTFOLIO OF INVESTMENTS                                               December 31, 2010

COMMON STOCKS 87.60%                                            SHARES               VALUE

AGRICULTURAL CHEMICALS 4.61%
----------------------------------------------------------------------------------------------
Agrium, Inc.                                                   175,000      $   16,056,250
CF Industries Holdings, Inc.                                    65,000           8,784,750
Monsanto Co.                                                   120,000           8,356,800
Spur Ventures, Inc.                                            274,867             122,647*
The Mosaic Co.                                                 125,000           9,545,000
                                                                            --------------
                                                                                42,865,447

AGRICULTURAL OPERATIONS 0.23%
----------------------------------------------------------------------------------------------
Agriterra Ltd.                                              46,500,000           2,089,219*+

CHEMICALS - DIVERSIFIED 0.83%
----------------------------------------------------------------------------------------------
LyondellBasell Industries NV, Class A                          225,000           7,740,000*

COAL 5.67%
----------------------------------------------------------------------------------------------
Alpha Natural Resources, Inc.                                  160,000           9,604,800*
Arch Coal, Inc.                                                300,000          10,518,000
Coalcorp Mining, Inc.                                          779,661              89,904*
Coalcorp Mining, Inc., 144A                                  4,953,000             571,137*
Lysander Minerals Corp.                                        475,000             238,143*
Massey Energy Co.                                              250,000          13,412,500
Pacific Coal S.A., 144A (RS)                                 2,400,000           2,400,000*@
Sable Mining Africa Ltd.                                    27,300,000          11,073,235*
Xinergy Ltd.                                                   190,800             660,042*
Xinergy Ltd., 144A                                           1,185,000           4,099,318*
                                                                            --------------
                                                                                52,667,079

DIAMONDS/PRECIOUS STONES 0.04%
----------------------------------------------------------------------------------------------
Diamond Fields International Ltd., 144A                      1,800,000             342,926*
Rockwell Diamonds, Inc., 144A                                  950,000              61,917*
                                                                            --------------
                                                                                   404,843

DIVERSIFIED MINERALS 4.17%
----------------------------------------------------------------------------------------------
Atacama Minerals Corp.                                       1,025,000             770,831*
Calibre Mining Corp., 144A                                     550,000              68,936*
Canada Zinc Metals Corp.                                     1,000,000             571,543*
Lithium Americas Corp.                                         486,667             927,171*
Lundin Mining Corp.                                          1,000,000           7,279,655*
Northern Dynasty Minerals Ltd.                               1,014,173          14,492,532*
Teck Resources Ltd., Class B                                   200,000          12,366,000
Woulfe Mining Corp.                                          8,147,700           2,287,533*
                                                                            --------------
                                                                                38,764,201

See notes to portfolios of investments and notes to financial statements.

                                                                           103


GLOBAL RESOURCES FUND

  PORTFOLIO OF INVESTMENTS                                               December 31, 2010


COMMON STOCKS                                                   SHARES               VALUE

ELECTRIC - GENERATION 0.06%
----------------------------------------------------------------------------------------------
Etrion Corp.                                                    91,320      $       62,925*
Ronter, Inc. (RS)                                            7,568,396             506,454*@+
                                                                            --------------
                                                                                   569,379

ENERGY - ALTERNATE SOURCES 0.36%
----------------------------------------------------------------------------------------------
Infinity Bio-Energy Ltd.                                       682,400                   0*@
Magma Energy Corp.                                           2,250,000           3,316,454*
                                                                            --------------
                                                                                 3,316,454

FINANCE - INVESTMENT BANKER/BROKER 0.11%
----------------------------------------------------------------------------------------------
Aberdeen International, Inc.                                   274,750             228,660*
Aberdeen International, Inc., 144A                           1,000,000             832,247*
                                                                            --------------
                                                                                 1,060,907

FORESTRY 1.55%
----------------------------------------------------------------------------------------------
Prima Colombia Hardwood, Inc.                               14,965,832           5,402,286*+
Sino-Forest Corp.                                              385,000           8,990,925*
                                                                            --------------
                                                                                14,393,211

GOLD MINING 5.67%
----------------------------------------------------------------------------------------------
Century Mining Corp., 144A                                     225,911             100,803*
Chesapeake Gold Corp.                                          399,600           5,028,557*
Corona Gold Ltd.                                                50,000                   0*@
Dundee Precious Metals, Inc., 144A                             234,816           2,208,537*
Endeavour Mining Corp.                                       1,255,000           3,536,098*
Euromax Resources Ltd., 144A                                   540,840             154,557*
European Goldfields Ltd.                                       620,000           8,659,982*
Gran Colombia Gold Corp.                                     3,858,125           8,433,483*
Kinross Gold Corp.                                                   1                  19
Medoro Resources Ltd.                                        2,539,466           5,958,438*
Medoro Resources Ltd., 144A                                  1,958,333           4,594,905*
NGEx Resources, Inc.                                         1,930,000           2,689,963*
Olympus Pacific Minerals, Inc.                                 265,000             143,487*
Planet Exploration, Inc.                                       160,000              53,745*
Randgold Resources Ltd., Sponsored ADR                         116,200           9,566,746
Rusoro Mining Ltd., 144A                                     3,583,333           1,455,179*
Wildcat Silver Corp.                                           125,000              76,456*
                                                                            --------------
                                                                                52,660,955

See notes to portfolios of investments and notes to financial statements.

104


GLOBAL RESOURCES FUND

  PORTFOLIO OF INVESTMENTS                                               December 31, 2010

COMMON STOCKS                                                   SHARES               VALUE

MACHINERY - CONSTRUCTION & MINING 1.93%
----------------------------------------------------------------------------------------------
Caterpillar, Inc.                                               80,000      $    7,492,800
Joy Global, Inc.                                               120,000          10,410,000
                                                                            --------------
                                                                                17,902,800

MACHINERY - FARM 0.98%
----------------------------------------------------------------------------------------------
Deere & Co.                                                    110,000           9,135,500

MACHINERY - GENERAL INDUSTRIAL 1.20%
----------------------------------------------------------------------------------------------
Robbins & Myers, Inc.                                          311,800          11,156,204

MACHINERY - PUMPS 1.15%
----------------------------------------------------------------------------------------------
Flowserve Corp.                                                 90,000          10,729,800

MEDICAL - HOSPITALS 0.03%
----------------------------------------------------------------------------------------------
African Medical Investments plc                              2,400,000             313,570*

METAL - COPPER 3.05%
----------------------------------------------------------------------------------------------
Augusta Resource Corp.                                         753,000           2,868,930*
Catalyst Copper Corp.                                        1,800,000             324,877*
First Quantum Minerals Ltd.                                     95,000          10,287,777
Los Andes Copper Ltd.                                          754,000             355,339*
Lumina Copper Corp.                                             35,800             174,459*
Quadra FNX Mining Ltd.                                         575,000           9,657,325*
Revett Minerals, Inc.                                          950,600           4,670,551*
Verona Development Corp.                                       708,800                   0*@
                                                                            --------------
                                                                                28,339,258

METAL - DIVERSIFIED 1.91%
----------------------------------------------------------------------------------------------
Orsu Metals Corp., 144A                                        147,605              50,322*
Peregrine Metals Ltd.                                          900,000             812,193*
Rio Tinto plc, Sponsored ADR                                   235,000          16,840,100
                                                                            --------------
                                                                                17,702,615

METAL - IRON 2.02%
----------------------------------------------------------------------------------------------
Cliffs Natural Resources, Inc.                                 105,000           8,191,050
Consolidated Thompson Iron Mines Ltd.                          750,000          10,596,110*
                                                                            --------------
                                                                                18,787,160

See notes to portfolios of investments and notes to financial statements.

                                                                           105



GLOBAL RESOURCES FUND

  PORTFOLIO OF INVESTMENTS                                               December 31, 2010

COMMON STOCKS                                                   SHARES               VALUE

MINING SERVICES 0.14%
----------------------------------------------------------------------------------------------
Bounty Mining Ltd.                                          22,000,000      $      280,995*@
Natasa Mining Ltd.                                           1,038,350           1,020,523*
                                                                            --------------
                                                                                 1,301,518

NATURAL RESOURCE TECHNOLOGY 0.00%
----------------------------------------------------------------------------------------------
I-Pulse, Inc. (RS)                                              15,971               7,500*@

NON-FERROUS METALS 0.82%
----------------------------------------------------------------------------------------------
Anfield Nickel Corp., 144A                                     200,000             982,653*
Anfield Nickel Corp., 144A (RS)                                190,000             886,844*@
GoviEx Uranium, Inc. (RS)                                      750,000           2,062,500*@
Sterling Group Ventures, Inc.                                  500,000              56,250*
Toledo Mining Corp. plc                                         64,100              25,000*
Uranium Energy Corp.                                           416,200           2,513,848*
Uranium North Resources Corp., 144A                             12,500               2,256*
Western Uranium Corp.                                        1,000,000           1,082,924*
                                                                            --------------
                                                                                 7,612,275

OIL - FIELD SERVICES 9.85%
----------------------------------------------------------------------------------------------
Acergy S.A., ADR                                               450,000          10,953,000
CARBO Ceramics, Inc.                                           135,000          13,977,900
Core Laboratories N.V.                                         110,000           9,795,500
Halliburton Co.                                                430,000          17,556,900
Oceaneering International, Inc.                                120,000           8,835,600*
Oil States International, Inc.                                 150,000           9,613,500*
Trican Well Service Ltd.                                       465,000           9,390,454
Weatherford International Ltd.                                 500,000          11,400,000*
                                                                            --------------
                                                                                91,522,854

OIL & GAS DRILLING 2.92%
----------------------------------------------------------------------------------------------
ENSCO International plc, Sponsored ADR                         185,000           9,875,300
Pioneer Drilling Co.                                         1,000,000           8,810,000*
Seadrill Ltd.                                                  250,000           8,480,000
                                                                            --------------
                                                                                27,165,300

OIL COMPANIES - EXPLORATION & PRODUCTION 33.81%
----------------------------------------------------------------------------------------------
Africa Oil Corp.                                             3,837,430           7,695,638*
Alange Energy Corp.                                         12,742,500           6,899,579*
Alange Energy Corp., 144A                                   13,786,000           7,464,594*
Anadarko Petroleum Corp.                                       360,000          27,417,600
Apache Corp.                                                   150,000          17,884,500
Bankers Petroleum Ltd.                                       1,025,000           7,811,090*
BNK Petroleum, Inc.                                          1,000,000           3,409,205*

See notes to portfolios of investments and notes to financial statements.

106



GLOBAL RESOURCES FUND

  PORTFOLIO OF INVESTMENTS                                               December 31, 2010

COMMON STOCKS                                                   SHARES               VALUE

OIL COMPANIES - EXPLORATION & PRODUCTION (CONT'D)
----------------------------------------------------------------------------------------------
Canadian Natural Resources Ltd.                                300,000      $   13,326,000
Cimarex Energy Co.                                             140,000          12,394,200
Cobalt International Energy, Inc.                              750,000           9,157,500*
Gran Tierra Energy, Inc.                                       675,000           5,433,750*
HRT Participacoes Em Petroleo (RS)                              70,830          33,930,794*@
Ivanhoe Energy, Inc.                                         1,000,000           2,727,364*
Lundin Petroleum AB                                            400,000           5,035,682*
Niko Resources Ltd.                                             90,000           9,311,341
NiMin Energy Corp.                                           1,900,000           3,143,487*
Noble Energy, Inc.                                             185,000          15,924,800
Pacific Rubiales Energy Corp.                                  980,000          33,164,544
Petroamerica Oil Corp.                                          10,000               6,117*
Petroamerica Oil Corp., 144A                                 8,000,000           4,893,212*
Petroleum Development Corp.                                    250,000          10,552,500*
Petromanas Energy, Inc.                                      1,960,000             776,296*
Pioneer Natural Resources Co.                                  200,000          17,364,000
Range Energy Resources, Inc.                                15,000,000           2,632,107*+
Royalite Petroleum Co., Inc.                                 2,266,333               1,586*
Shamaran Petroleum Corp.                                    12,262,000          16,721,468*
Southwestern Energy Co.                                        365,000          13,661,950*
Tourmaline Oil Corp.                                           400,000           8,743,608*
TransAtlantic Petroleum Ltd.                                 2,000,000           6,660,000*
Venoco, Inc.                                                   549,001          10,129,068*
                                                                            --------------
                                                                               314,273,580

OIL REFINING & MARKETING 1.04%
----------------------------------------------------------------------------------------------
Valero Energy Corp.                                            400,000           9,248,000
Value Creation, Inc. (RS)                                      336,880             424,402*@
                                                                            --------------
                                                                                 9,672,402

PLATINUM 0.38%
----------------------------------------------------------------------------------------------
Anooraq Resources Corp., 144A                                  350,000             568,535*
Eastern Platinum Ltd.                                        1,660,000           2,946,155*
Osmium Holdings S.A. (RS)                                          104                   0*@
                                                                            --------------
                                                                                 3,514,690

PRECIOUS METALS 0.33%
----------------------------------------------------------------------------------------------
Fortress Minerals Corp.                                        170,071             741,812*
Greystar Resources Ltd.                                        463,600           1,878,014*
TVI Pacific, Inc.                                            3,350,000             436,679*
                                                                            --------------
                                                                                 3,056,505

See notes to portfolios of investments and notes to financial statements.

                                                                           107



GLOBAL RESOURCES FUND

  PORTFOLIO OF INVESTMENTS                                               December 31, 2010


COMMON STOCKS                                                   SHARES               VALUE

REAL ESTATE OPERATING/DEVELOPMENT 0.80%
----------------------------------------------------------------------------------------------
Pacific Infrastructure, Inc. (RS)                            7,443,544      $    7,443,544*@

STEEL - PRODUCERS 1.04%
----------------------------------------------------------------------------------------------
United States Steel Corp.                                      165,000           9,639,300

TRANSPORTATION - MARINE 0.90%
----------------------------------------------------------------------------------------------
Frontline Ltd.                                                 330,000           8,372,100

----------------------------------------------------------------------------------------------
TOTAL COMMON STOCKS                                                            814,180,170
----------------------------------------------------------------------------------------------
  (cost $639,615,044)

EXCHANGE-TRADED FUNDS (ETF) 0.77%
ProShares Ultra Gold                                            60,000           4,240,200*
ProShares UltraShort Silver                                    300,000           2,946,000*

----------------------------------------------------------------------------------------------
TOTAL EXCHANGE-TRADED FUNDS                                                      7,186,200
----------------------------------------------------------------------------------------------
  (cost $7,853,778)

WARRANTS 4.70%

COAL 0.40%
----------------------------------------------------------------------------------------------
Coalcorp Mining, Inc., Warrants (February 2011)              1,228,071               6,157*
Coalcorp Mining, Inc., 144A, Warrants (August 2011)            885,500               4,440*
Coalcorp Mining, Inc., 144A, Warrants (June 2013)            3,803,000              28,600*
Western Coal Corp., Warrants (June 2012)                       375,000           3,433,019*
Xinergy Ltd., 144A, Warrants (December 2011)                   592,500             288,140*
                                                                            --------------
                                                                                 3,760,356

DIVERSIFIED MINERALS 0.00%
----------------------------------------------------------------------------------------------
Lithium Americas Corp., 144A, Warrants (December 2049)         283,333                   0*@

FINANCE - INVESTMENT BANKER/BROKER 0.01%
----------------------------------------------------------------------------------------------
Aberdeen International, Inc., 144A, Warrants
  (July 2012)                                                  500,000             105,284*

GOLD MINING 1.32%
----------------------------------------------------------------------------------------------
Chesapeake Gold Corp., Warrants (February 2012)                 53,800             318,279*
Dundee Precious Metals, Inc., 144A, Warrants
   (November 2015)                                             625,000           4,060,965*
Goldcorp, Inc., Warrants (June 2011)                         1,196,683           4,619,703*

See notes to portfolios of investments and notes to financial statements.

108



GLOBAL RESOURCES FUND

  PORTFOLIO OF INVESTMENTS                                               December 31, 2010

WARRANTS                                                        SHARES               VALUE

GOLD MINING (CONT'D)
----------------------------------------------------------------------------------------------
Gran Colombia Gold Corp., Warrants (August 2015)               625,000      $      595,358*
Medoro Resources Ltd., Warrants (November 2011)                416,666             114,893*
New Gold, Inc., Warrants (November 2012)                       269,000              97,102*
New Gold, Inc., Warrants (June 2017)                           122,570             349,041*
New Gold, Inc., 144A, Warrants (June 2017)                     700,000           1,993,382*
Rusoro Mining Ltd., 144A, Warrants (November 2011)             216,667                   0*@
Rusoro Mining Ltd., 144A, Warrants (November 2012)           3,150,000              94,756*
                                                                            --------------
                                                                                12,243,479

GOLD/MINERAL ROYALTY COMPANIES 0.04%
----------------------------------------------------------------------------------------------
Franco-Nevada Corp., 144A, Warrants (June 2017)                 44,000             322,070*

MEDICAL - HOSPITALS 0.00%
----------------------------------------------------------------------------------------------
African Medical Investments plc, Warrants (June 2011)        1,162,500                   0*@

METAL - DIVERSIFIED 0.00%
----------------------------------------------------------------------------------------------
Baja Mining Corp., 144A, Warrants (April 2011)               1,055,500                   0*@
Orsu Metals Corp., 144A, Warrants (March 2011)                 660,000               3,309*
Peregrine Metals Ltd., 144A, Warrants (September 2011)         450,000              30,457*
                                                                            --------------
                                                                                    33,766

MINING SERVICES 0.00%
----------------------------------------------------------------------------------------------
Bounty Mining Ltd., Warrants (December 2011)                 5,500,000                   0*@

NATURAL RESOURCE TECHNOLOGY 0.00%
----------------------------------------------------------------------------------------------
I-Pulse, Inc., Warrants (March 2011) (RS)                       15,971                   0*@

OIL & GAS DRILLING 0.00%
----------------------------------------------------------------------------------------------
Vantage Drilling Co., Warrants (May 2011)                    2,461,400               2,708*

OIL COMPANIES - EXPLORATION & PRODUCTION 2.33%
----------------------------------------------------------------------------------------------
Foothills Resources, Inc., Warrants (September 2011)           633,334                   0*@
Gran Tierra Energy, Inc., Warrants (June 2012)               1,550,000          10,850,000*@
HRT Participacoes Em Petroleo, Warrants
  (November 2013) (RS)                                          35,430           9,165,835*@
Petroamerica Oil Corp., 144A, Warrants (October 2014)        8,000,000           1,644,440*
Range Energy Resources, Inc., 144A, Warrants
  (October 2011)                                            15,000,000                   0*@
                                                                            --------------
                                                                                21,660,275

See notes to portfolios of investments and notes to financial statements.

                                                                           109


GLOBAL RESOURCES FUND

  PORTFOLIO OF INVESTMENTS                                                December 31, 2010

WARRANTS                                                        SHARES               VALUE

SILVER MINING 0.60%
----------------------------------------------------------------------------------------------
Silver Wheaton Corp., Warrants (September 2013)                225,044      $    5,536,082*

----------------------------------------------------------------------------------------------
TOTAL WARRANTS                                                                  43,664,020
----------------------------------------------------------------------------------------------
  (cost $20,664,465)

PURCHASED OPTIONS 0.03%                                      CONTRACTS

OIL - FIELD SERVICES 0.03%
----------------------------------------------------------------------------------------------
CARBO Ceramics, Inc., Strike Price 95, Put, Expiration
  Jan. 2011 (premium $172,592)                                   1,350              87,750
Core Laboratories N.V., Strike Price 85, Put,
  Expiration Jan. 2011 (premium $104,751)                        1,100             104,500
Oceaneering International, Inc., Strike Price 70, Put,
  Expiration Jan. 2011 (premium $117,600)                        1,200             114,000

----------------------------------------------------------------------------------------------
TOTAL PURCHASED OPTIONS                                                            306,250
----------------------------------------------------------------------------------------------
  (cost $394,943)

                                                             PRINCIPAL
CONVERTIBLE DEBENTURE 0.53%                                   AMOUNT

METAL & MINERAL MINING 0.53%
----------------------------------------------------------------------------------------------
Grupo Empresarial Ibiza S.A., 12.68%, maturity
   05/03/11 (RS)                                           $ 4,900,000           4,900,000@
  (cost $4,900,000)

----------------------------------------------------------------------------------------------
TOTAL SECURITIES                                                               870,236,640
----------------------------------------------------------------------------------------------
  (cost $673,428,230)

REPURCHASE AGREEMENT 7.78%

Joint Tri-Party Repurchase Agreement, Credit Suisse
  Securities USA LLC, 12/31/10, 0.15%, due 01/03/11,
  repurchase price $72,309,276, collateralized by U.S.
  Treasury securities held in a joint tri-party account
  (cost $72,308,373)                                        72,308,373          72,308,373

----------------------------------------------------------------------------------------------
TOTAL INVESTMENTS 101.41%                                                      942,545,013
----------------------------------------------------------------------------------------------
  (cost $745,736,603)
Other assets and liabilities, net (1.41%)                                      (13,063,840)
                                                                              ------------

NET ASSETS 100%                                                               $929,481,173
                                                                              ------------
See notes to portfolios of investments and notes to financial statements.

110


WORLD PRECIOUS MINERALS FUND

  PORTFOLIO OF INVESTMENTS                                               December 31, 2010

COMMON STOCKS 84.51%                                            SHARES               VALUE

AGRICULTURAL OPERATIONS 0.16%
----------------------------------------------------------------------------------------------
Agriterra Ltd.                                              28,800,000      $    1,293,968*

COAL 0.89%
----------------------------------------------------------------------------------------------
Sable Mining Africa Ltd.                                    18,200,000           7,382,156*

DIAMONDS/PRECIOUS STONES 1.39%
----------------------------------------------------------------------------------------------
Diagem, Inc.                                                   406,350                   0*@
Diamonds North Resources Ltd.                                1,757,400             246,702*
Diamonds North Resources Ltd., 144A                          1,046,800             146,949*
Lucara Diamond Corp.                                         1,450,000           1,381,229*
Olivut Resources Ltd.                                          675,000           1,008,473*
Petra Diamonds Ltd.                                          4,000,000           8,486,672*
Rockwell Diamonds, Inc.                                      1,000,000              65,176*
Rockwell Diamonds, Inc., 144A                                2,575,000             167,828*
                                                                            --------------
                                                                                11,503,029

DIVERSIFIED MINERALS 6.08%
----------------------------------------------------------------------------------------------
Aldridge Minerals, Inc.                                      1,315,000           2,465,707*
Amarc Resources Ltd.                                           695,545             474,251*
Azumah Resources Ltd.                                        4,500,000           3,264,651*
Calibre Mining Corp., 144A                                     900,000             112,805*
Dorato Resources, Inc.                                       1,007,500           1,555,751*
Erdene Resource Development Corp.                              410,000             509,776*
Fronteer Gold, Inc.                                            275,000           3,204,151*
Golden Alliance Resources Corp.                                197,000             181,731*
Grayd Resource Corp.                                         2,360,000           3,549,584*
Helio Resource Corp.                                           493,500             257,315*
Kings Minerals NL                                           21,258,000           3,649,399*
Mindoro Resources Ltd., 144A                                 2,984,000             777,940*
Mines Management, Inc.                                         825,400           3,479,554*
Moss Lake Gold Mines Ltd.                                    3,300,000           1,257,395*+
New Pacific Metals Corp.                                       670,000           1,551,890*
North American Tungsten Corp.                                1,000,000             396,069*
Northern Dynasty Minerals Ltd.                                 990,000          14,147,100*
Pelangio Exploration, Inc.                                   1,275,000           1,316,805*
Roca Mines, Inc.                                             1,000,000             280,758*
Rochester Resources Ltd.                                     1,125,000             101,524*+
Rochester Resources Ltd., 144A                               6,630,000             598,316*+
Rubicon Minerals Corp.                                         900,000           5,125,840*
Strongbow Exploration, Inc.                                    880,500             379,640*
Valley High Ventures Ltd.                                      650,000           1,342,625*
Wallbridge Mining Co., Ltd.                                  1,541,000             378,567*
                                                                            --------------
                                                                                50,359,144

See notes to portfolios of investments and notes to financial statements.

                                                                           111



WORLD PRECIOUS MINERALS FUND

  PORTFOLIO OF INVESTMENTS                                               December 31, 2010

COMMON STOCKS 84.51%                                            SHARES               VALUE

FINANCE - INVESTMENT BANKER/BROKER 0.31%
----------------------------------------------------------------------------------------------
Aberdeen International, Inc.                                 1,386,000      $    1,153,494*
Aberdeen International, Inc., 144A                           1,000,000             832,247*
GMP Capital, Inc.                                               50,700             615,131
                                                                            --------------
                                                                                 2,600,872

FINANCIAL SERVICES 0.00%
----------------------------------------------------------------------------------------------
Invictus Financial, Inc.                                     1,027,000               5,065*

GOLD MINING 59.97%
----------------------------------------------------------------------------------------------
Agnico-Eagle Mines Ltd.                                        100,000           7,670,000
Almaden Minerals Ltd.                                          310,700           1,473,590*
Banro Corp.                                                    634,616           2,544,810*
Barrick Gold Corp.                                             400,000          21,272,000
Belo Sun Mining Corp., 144A                                    930,500             821,057*
Canaco Resources, Inc.                                         650,000           3,917,076*
Candente Gold Corp.                                            525,000             531,686*+
Candente Gold Corp., 144A                                    4,875,000           4,937,080*+
Canyon Resources Ltd.                                          300,000             202,316*
Canyon Resources Ltd. (RS)                                     526,316             351,392*@
Centamin Egypt Ltd.                                          7,575,000          21,115,512*
Centamin Egypt Ltd., 144A                                    1,500,000           4,181,289*
Centerra Gold, Inc.                                            110,500           2,198,255
Century Mining Corp., 144A                                   2,634,809           1,175,664*
Chesapeake Gold Corp.                                        1,227,200          15,443,056*
Claude Resources, Inc.                                       1,570,000           3,463,351*
Continental Gold Ltd.                                        1,301,600          13,051,238*
Corona Gold Ltd.                                               812,500                   0*@
Crystallex International Corp.                               2,150,000             674,025*
Dundee Precious Metals, Inc.                                   198,000           1,862,268*
Dundee Precious Metals, Inc., 144A                             777,630           7,313,917*
Eastmain Resources, Inc.                                       680,000           1,425,048*
Eldorado Gold Corp.                                            228,325           4,235,448
Elissa Resources Ltd. (RS)                                      36,250                   0*@
Endeavour Mining Corp.                                       2,060,000           5,804,272*
Entree Gold, Inc.                                            1,306,700           4,546,525*
European Goldfields Ltd.                                       600,000           8,380,628*
Extorre Gold Mines Ltd.                                      1,000,000           6,752,932*
Goldcorp, Inc.                                                 362,500          16,667,750
Golden Arrow Resources Corp.                                 1,000,000             466,259*
Golden Arrow Resources Corp., 144A                           1,000,000             466,259*
Golden Odyssey Mining, Inc.                                    674,500              91,304*
Golden Predator Corp.                                        3,849,000           2,894,565*+
Gran Colombia Gold Corp.                                    10,813,700          23,637,688*+
Grandview Gold, Inc.                                         1,100,000              71,694*
Great Basin Gold Ltd.                                        1,600,000           4,732,778*

See notes to portfolios of investments and notes to financial statements.

112



WORLD PRECIOUS MINERALS FUND

  PORTFOLIO OF INVESTMENTS                                               December 31, 2010

COMMON STOCKS                                                   SHARES               VALUE

GOLD MINING (CONT'D)
----------------------------------------------------------------------------------------------
Guyana Goldfields, Inc.                                        400,000      $    4,291,587*
Harmony Gold Mining Co., Ltd., Sponsored ADR                   500,000           6,270,000
IAMGOLD Corp.                                                  800,000          14,240,000
Kaminak Gold Corp., Class A                                    100,000             300,812*
Kilo Goldmines Ltd.                                          1,000,000             381,029*
Kimber Resources, Inc.                                         250,000             350,000*
Kingsgate Consolidated Ltd.                                    200,000           2,223,437
Kinross Gold Corp.                                           2,124,146          40,276,108
Klondex Mines Ltd.                                           2,620,000           6,567,733*+
Lake Shore Gold Corp.                                        2,118,700           8,837,654*
Leyshon Resources Ltd.                                         800,000             227,767*
Malbex Resources, Inc.                                         475,000             285,772*
Malbex Resources, Inc., 144A                                 1,333,333             802,166*
Medoro Resources Ltd.                                        2,442,207           5,730,236*+
Medoro Resources Ltd., 144A                                  6,621,967          15,537,354*+
Mirasol Resources Ltd.                                       1,339,100           8,136,916*
NGEx Resources, Inc.                                         3,000,000           4,181,289*
Olympus Pacific Minerals, Inc.                               3,456,700           1,871,671*
Pacific Rim Mining Corp.                                     2,064,913             408,853*
Pan African Resources plc                                   12,000,000           2,064,906
Planet Exploration, Inc.                                     1,020,500             342,793*
PMI Gold Corp.                                               9,950,000           6,064,984*+
Premier Gold Mines Ltd.                                        950,000           7,039,507*
Queenston Mining, Inc.                                         285,000           1,708,914*
Radius Gold, Inc.                                            2,145,000           1,914,218*
Rainy River Resources Ltd.                                     739,500           9,357,756*
Randgold Resources Ltd., Sponsored ADR                         630,000          51,867,900
Renaissance Gold, Inc.                                         501,300             904,783*
Reunion Gold Corp.                                           2,020,000           1,276,045*
Rio Alto Mining Ltd.                                           982,000           2,441,953*
Romarco Minerals, Inc.                                       5,425,000          12,565,677*
Romarco Minerals, Inc., 144A                                12,395,706          28,711,602*
Rusoro Mining Ltd., 144A                                     7,225,000           2,934,047*
Rye Patch Gold Corp.                                           198,000              61,546*
Rye Patch Gold Corp., 144A                                   3,600,000           1,119,021*
San Gold Corp.                                               1,665,000           6,627,945*
SEMAFO, Inc.                                                   250,000           2,694,776*
Torex Gold Resources, Inc.                                   2,000,000           3,349,042*
TriStar Gold, Inc.                                           1,116,666             649,420*
Ventana Gold Corp.                                             750,000           9,971,924*
VG Gold Corp.                                                2,250,000           2,481,701*
VG Gold Corp., 144A                                          2,406,501           2,654,318*
Virginia Mines, Inc.                                           650,000           5,572,546*
Wildcat Silver Corp.                                           125,000              76,456*
Yamana Gold, Inc.                                            1,350,000          17,280,000
                                                                            --------------
                                                                               497,026,896
See notes to portfolios of investments and notes to financial statements.

                                                                           113


WORLD PRECIOUS MINERALS FUND

  PORTFOLIO OF INVESTMENTS                                               December 31, 2010

COMMON STOCKS                                                   SHARES               VALUE

MEDICAL - HOSPITALS 0.07%
----------------------------------------------------------------------------------------------
African Medical Investments plc                              4,510,000      $      589,250*

METAL - COPPER 0.83%
----------------------------------------------------------------------------------------------
Augusta Resource Corp.                                         564,000           2,148,840*
Catalyst Copper Corp.                                        1,564,000             282,282*
Continental Minerals Corp.                                     543,600           1,417,187*
Revett Minerals, Inc.                                          620,100           3,046,716*
Verona Development Corp.                                        48,500                   0*@
                                                                            --------------
                                                                                 6,895,025

METAL - DIVERSIFIED 4.54%
----------------------------------------------------------------------------------------------
Avion Gold Corp.                                                25,000              49,383*
Avion Gold Corp., 144A                                       3,900,000           7,703,800*
Carnavale Resources Ltd.                                     3,500,000             590,090*
Dalradian Resources, Inc.                                    1,535,000           3,540,058*
Dia Bras Exploration, Inc.                                      88,571             290,411*
First Point Minerals Corp.                                   2,400,000           2,045,523*
HudBay Minerals, Inc.                                          700,000          12,613,055
Imperial Metals Corp.                                          250,000           6,602,828*
Mariana Resources Ltd.                                       2,600,000           1,977,363*
Orsu Metals Corp., 144A                                      1,800,000             613,657*
Orsu Metals Corp.                                              289,800              98,799*
Prophecy Resource Corp., 144A                                  133,400             133,761*
Robust Resources Ltd.                                          600,000           1,060,628*
Temex Resources Corp.                                          950,000             347,689*
                                                                            --------------
                                                                                37,667,045

MINING SERVICES 0.91%
----------------------------------------------------------------------------------------------
Argent Minerals Ltd.                                         4,500,000             850,649*
Energold Drilling Corp.                                        500,000           2,055,550*
Major Drilling Group International, Inc.                        80,000           3,332,999
Natasa Mining Ltd.                                           1,306,449           1,284,019*
                                                                            --------------
                                                                                 7,523,217

NON-FERROUS METALS 0.07%
----------------------------------------------------------------------------------------------
Farallon Mining Ltd., 144A                                     700,000             554,497*
Toledo Mining Corp. plc                                         65,000              25,351*
                                                                            --------------
                                                                                   579,848

OIL COMPANIES - EXPLORATION & PRODUCTION 1.51%
----------------------------------------------------------------------------------------------
Alange Energy Corp.                                          2,670,000           1,445,704*
Big Sky Energy Corp.                                         2,000,000                   0*@

See notes to portfolios of investments and notes to financial statements.

114



WORLD PRECIOUS MINERALS FUND

  PORTFOLIO OF INVESTMENTS                                               December 31, 2010

COMMON STOCKS                                                   SHARES               VALUE

OIL COMPANIES - EXPLORATION & PRODUCTION (CONT'D)
----------------------------------------------------------------------------------------------
Pacific Rubiales Energy Corp.                                  328,200      $   11,106,738
                                                                            --------------
                                                                                12,552,442
PLATINUM 1.31%
----------------------------------------------------------------------------------------------
Anooraq Resources Corp., 144A                                  650,000           1,055,851*
Eastern Platinum Ltd.                                        2,418,000           4,291,447*
Osmium Holdings S.A. (RS)                                          891                   0*@
Pacific North West Capital Corp.                             1,291,666             161,895*
Platinum Group Metals Ltd.                                   2,000,000           5,334,403*
                                                                            --------------
                                                                                10,843,596

PRECIOUS METALS 2.59%
----------------------------------------------------------------------------------------------
Atikwa Resources, Inc., 144A                                 1,333,333              93,586*
Fortress Minerals Corp.                                        267,500           1,166,775*
Greystar Resources Ltd.                                      1,407,900           5,703,315*
Mindfinders Corp. Ltd.                                         654,860           7,229,655*
Sabina Gold & Silver Corp.                                     500,000           2,812,594*
Solitario Exploration & Royalty Corp.                          928,522           3,435,522*
TVI Pacific, Inc.                                            7,686,428           1,001,941*
                                                                            --------------
                                                                                21,443,388

SILVER MINING 3.88%
----------------------------------------------------------------------------------------------
Fortuna Silver Mines, Inc.                                   1,200,000           5,751,529*
Hochschild Mining plc                                          100,000             998,432
MAG Silver Corp.                                               530,000           6,584,478*
Polymetal, Sponsored GDR                                       224,000           4,101,440*
Silvercorp Metals, Inc.                                      1,156,000          14,767,312
                                                                            --------------
                                                                                32,203,191

----------------------------------------------------------------------------------------------
TOTAL COMMON STOCKS                                                            700,468,132
----------------------------------------------------------------------------------------------
  (cost $473,146,677)

EXCHANGE-TRADED FUNDS (ETF) 2.45%

SPDR Gold Trust                                                 17,033           2,362,818*
Sprott Physical Gold Trust                                     870,509          10,746,433*
Sprott Physical Silver Trust                                   509,200           7,164,444*

----------------------------------------------------------------------------------------------
TOTAL EXCHANGE-TRADED FUNDS                                                     20,273,695
----------------------------------------------------------------------------------------------
  (cost $17,756,430)

See notes to portfolios of investments and notes to financial statements.

                                                                           115


WORLD PRECIOUS MINERALS FUND

  PORTFOLIO OF INVESTMENTS                                               December 31, 2010

WARRANTS 6.68%                                                  SHARES               VALUE

COAL 0.00%
----------------------------------------------------------------------------------------------
Coalcorp Mining, Inc., Warrants (February 2011)                113,214      $          568*

DIVERSIFIED MINERALS 0.10%
----------------------------------------------------------------------------------------------
Mines Management, Inc., Warrants (April 2012)                  897,800             861,888*
Rochester Resources Ltd., 144A, Warrants
  (November 2011)                                            6,630,000                   0*@
                                                                            --------------
                                                                                   861,888

GOLD MINING 4.60%
----------------------------------------------------------------------------------------------
Agnico-Eagle Mines Ltd., Warrants (December 2013)               26,500             893,050*
Agnico-Eagle Mines Ltd., 144A, Warrants (December 2013)        110,000           3,707,000*
Argonaut Gold, Inc., Warrants (December 2012)                  250,000             358,468*
Candente Gold Corp., 144A, Warrants (December 2011)          2,437,500           1,002,080*@
Chesapeake Gold Corp., Warrants (February 2012)                194,699           1,151,834*
Crystallex International Corp., 144A, Warrants
  (December 2049)                                              162,500                   0*@
Dundee Precious Metals, Inc., 144A, Warrants
  (November 2015)                                            1,125,000           7,309,736*
Endeavour Mining Corp., Warrants (February 2014)             1,100,500           1,081,410*
Goldcorp, Inc., Warrants (June 2011)                         3,285,326          12,682,748*
Gran Colombia Gold Corp., Warrants (August 2015)             1,250,000           1,190,715*
Kinross Gold Corp., Warrants (September 2011)                1,179,800           1,265,804*
Kinross Gold Corp., Warrants (September 2013)                  827,671           1,817,507*
Kinross Gold Corp., Warrants (September 2014)                  119,020             559,715*
Malbex Resources, Inc., 144A, Warrants (April 2011)            666,666                   0*@
Medoro Resources Ltd., Warrants (November 2011)              1,699,999             468,765*
New Gold, Inc., Warrants (April 2012)                        2,525,100             227,874*
New Gold, Inc., Warrants (November 2012)                       326,000             117,678*
New Gold, Inc., Warrants (June 2017)                         1,142,430           3,253,285*
New Gold, Inc., 144A, Warrants (June 2017)                     300,000             854,307*
Rusoro Mining Ltd., Warrants (November 2012)                   225,750               6,791*
Rusoro Mining Ltd., 144A, Warrants (November 2011)             600,000                   0*@
Rusoro Mining Ltd., 144A, Warrants (November 2012)           6,105,000             183,646*
Rye Patch Gold Corp., 144A, Warrants (December 2011)         1,800,000                   0*@
Timberline Resources Corp., 144A, Warrants
  (August 2011)                                                428,571                   0*@
                                                                            --------------
                                                                                38,132,413

GOLD/MINERAL ROYALTY COMPANIES 0.14%
----------------------------------------------------------------------------------------------
Franco-Nevada Corp., Warrants (March 2012)                      68,900             373,067*
Franco-Nevada Corp., Warrants (June 2017)                       60,200             440,650*
Franco-Nevada Corp., 144A, Warrants (June 2017)                 37,000             270,831*
Gold Wheaton Gold Corp., Warrants (July 2013)                   21,200               5,952*
Gold Wheaton Gold Corp., 144A, Warrants (July 2013)            125,000              35,095*
                                                                            --------------
                                                                                 1,125,595

MEDICAL - HOSPITALS 0.00%
----------------------------------------------------------------------------------------------
African Medical Investments plc, Warrants (June 2011)        2,125,000                   0*@


See notes to portfolios of investments and notes to financial statements.

116


WORLD PRECIOUS MINERALS FUND

  PORTFOLIO OF INVESTMENTS                                               December 31, 2010

WARRANTS                                                        SHARES               VALUE

METAL - DIVERSIFIED 0.33%
----------------------------------------------------------------------------------------------
Avion Gold Corp., 144A, Warrants (May 2011)                  1,950,000      $    2,580,969*@
Baja Mining Corp., 144A, Warrants (April 2011)                 527,750                   0*@
Carnavale Resources Ltd., Warrants (February 2013)           3,500,000             139,476*
Orsu Metals Corp., Warrants (March 2011)                     3,927,000              19,688*
Orsu Metals Corp., 144A, Warrants (March 2011)                 185,000                 927*
Orsu Metals Corp., 144A, Warrants (April 2012)                 900,000                   0*@
                                                                            --------------
                                                                                 2,741,060

SILVER MINING 1.51%
----------------------------------------------------------------------------------------------
Hecla Mining Co., 144A, Warrants (August 2014)                 315,250           2,761,590*@
Silver Wheaton Corp., Warrants (September 2013)                394,795           9,711,957*
                                                                            --------------
                                                                                12,473,547

----------------------------------------------------------------------------------------------
TOTAL WARRANTS                                                                  55,335,071
----------------------------------------------------------------------------------------------
  (cost $50,280,024)

SPECIAL WARRANTS 0.00%

GOLD/MINERAL EXPLORATION & DEVELOPMENT 0.00%
----------------------------------------------------------------------------------------------
Miocene Metals Ltd., Special Warrants (October 2011)
  (RS)                                                         256,833                   0*@
Western Exploration & Development Ltd., 144A, Special
  Warrants (December 2049) (RS)                                600,000                   0*@

----------------------------------------------------------------------------------------------
TOTAL SPECIAL WARRANTS                                                                   0
----------------------------------------------------------------------------------------------
  (cost $300,000)

PURCHASED OPTIONS 0.11%                                      CONTRACTS

EXCHANGE-TRADED FUND 0.05%
----------------------------------------------------------------------------------------------
Market Vector Junior Gold Miners ETF, Strike Price 39,
  Put, Expiration Jan. 2011 (premium $459,242)                   4,200             462,000

GOLD MINING 0.06%
----------------------------------------------------------------------------------------------
Randgold Resources Ltd., Strike Price 80, Call,
  Expiration Jan. 2011 (premium $1,323,942)                      1,200             468,000

----------------------------------------------------------------------------------------------
TOTAL PURCHASED OPTIONS                                                            930,000
----------------------------------------------------------------------------------------------
  (cost $1,783,184)

See notes to portfolios of investments and notes to financial statements.

                                                                           117



WORLD PRECIOUS MINERALS FUND

  PORTFOLIO OF INVESTMENTS                                               December 31, 2010

UNITS 0.26%                                                     SHARES               VALUE

GOLD MINING 0.17%
----------------------------------------------------------------------------------------------
Petaquilla Minerals Ltd. (RS)                                1,400,000      $    1,426,953*@

PLATINUM 0.09%
----------------------------------------------------------------------------------------------
Seafield Resources Ltd. (RS)                                 1,300,000             730,623*@

----------------------------------------------------------------------------------------------
TOTAL UNITS                                                                      2,157,576
----------------------------------------------------------------------------------------------
  (cost $2,014,851)

SUBSCRIPTION RECEIPTS 0.17%

GOLD MINING 0.17%
----------------------------------------------------------------------------------------------
Petaquilla Minerals Ltd. (RS)                                1,400,000           1,426,953*@
  (cost $1,376,124)

----------------------------------------------------------------------------------------------
TOTAL SECURITIES                                                               780,591,427
----------------------------------------------------------------------------------------------
  (cost $546,657,290)

                                                            PRINCIPAL
REPURCHASE AGREEMENT 5.57%                                   AMOUNT

Joint Tri-Party Repurchase Agreement, Banc of America
  Securities LLC Merrill Lynch, 12/31/2010, 0.09%, due
  01/03/2011, repurchase price $46,193,900,
  collateralized by U.S. Treasury securities held in a
  joint tri-party account (cost $46,193,553)               $46,193,553          46,193,553

----------------------------------------------------------------------------------------------
TOTAL INVESTMENTS 99.75%                                                       826,784,980
----------------------------------------------------------------------------------------------
  (cost $592,850,843)
Other assets and liabilities, net 0.25%                                          2,046,136
                                                                              ------------

NET ASSETS 100%                                                               $828,831,116
                                                                              ------------

See notes to portfolios of investments and notes to financial statements.

118



GOLD AND PRECIOUS METALS FUND

  PORTFOLIO OF INVESTMENTS                                             December 31, 2010

COMMON STOCKS 74.10%                                            SHARES             VALUE

DIAMONDS/PRECIOUS STONES 0.71%
----------------------------------------------------------------------------------------
Petra Diamonds Ltd.                                          1,000,000       $ 2,121,668*

FINANCE - INVESTMENT BANKER/BROKER 0.08%
----------------------------------------------------------------------------------------
GMP Capital, Inc.                                               19,500           236,589

GOLD MINING 57.65%
----------------------------------------------------------------------------------------
Agnico-Eagle Mines Ltd.                                         75,000         5,752,500
Alamos Gold, Inc.                                              160,000         3,035,396
Barrick Gold Corp.                                             350,000        18,613,000
Centamin Egypt Ltd.                                          3,570,000         9,951,469*
Centamin Egypt Ltd., 144A                                    1,000,000         2,787,526*
Centerra Gold, Inc.                                             58,500         1,163,782
Century Mining Corp., 144A                                     509,512           227,347*
Claude Resources, Inc.                                       2,850,000         6,286,975*
DRDGOLD Ltd., Sponsored ADR                                    300,000         1,461,000
Dundee Precious Metals, Inc.                                   619,669         5,828,231*
Dundee Precious Metals, Inc., 144A                             520,387         4,894,445*
Eldorado Gold Corp.                                             60,300         1,119,771
Endeavour Mining Corp.                                       1,170,000         3,296,601*
European Goldfields Ltd.                                       225,000         3,142,735*
Goldcorp, Inc.                                                 152,500         7,011,950
Golden Star Resources Ltd.                                     100,000           459,000*
Gran Colombia Gold Corp.                                     5,250,000        11,475,985*
Great Basin Gold Ltd.                                          455,000         1,345,884*
Harmony Gold Mining Co., Ltd., Sponsored ADR                   500,000         6,270,000
IAMGOLD Corp.                                                  350,000         6,230,000
Kingsgate Consolidated Ltd.                                    150,000         1,667,577
Kinross Gold Corp.                                           1,185,863        22,484,937
Lake Shore Gold Corp.                                          152,700           636,952*
Medoro Resources Ltd.                                        1,773,049         4,160,167*
New Gold, Inc.                                                 125,000         1,220,000*
Newmont Mining Corp.                                            50,000         3,071,500
Pan African Resources plc                                    8,000,000         1,376,604*
Randgold Resources Ltd., Sponsored ADR                         275,000        22,640,750
Rusoro Mining Ltd., 144A                                       930,000           377,670*
San Gold Corp.                                                 800,000         3,184,598*
SEMAFO, Inc.                                                   550,000         5,928,507*
Yamana Gold, Inc.                                              500,000         6,400,000
                                                                             -----------
                                                                             173,502,859

GOLD/MINERAL ROYALTY COMPANIES 2.94%
----------------------------------------------------------------------------------------
Franco-Nevada Corp.                                            101,000         3,368,355
Royal Gold, Inc.                                               100,000         5,463,000
                                                                             -----------
                                                                               8,831,355

See notes to portfolios of investments and notes to financial statements.

                                                                           119



GOLD AND PRECIOUS METALS FUND

  PORTFOLIO OF INVESTMENTS                                             December 31, 2010

COMMON STOCKS                                                   SHARES             VALUE

MEDICAL - HOSPITALS 0.08%
----------------------------------------------------------------------------------------
African Medical Investments plc                              1,925,000       $   251,509*

METAL - DIVERSIFIED 1.80%
----------------------------------------------------------------------------------------
HudBay Minerals, Inc.                                          300,000         5,405,595

MINING SERVICES 0.69%
----------------------------------------------------------------------------------------
Major Drilling Group International, Inc.                        50,000         2,083,124

OIL COMPANIES - EXPLORATION & PRODUCTION 0.73%
----------------------------------------------------------------------------------------
Canadian Natural Resources Ltd.                                 49,500         2,198,790

PLATINUM 0.81%
----------------------------------------------------------------------------------------
Eastern Platinum Ltd.                                        1,377,000         2,443,889*

PRECIOUS METALS 0.87%
----------------------------------------------------------------------------------------
Mindfinders Corp. Ltd.                                         238,154         2,629,220*

SILVER MINING 7.74%
----------------------------------------------------------------------------------------
First Majestic Silver Corp.                                    226,000         3,263,211*
Fortuna Silver Mines, Inc.                                     975,000         4,673,117*
Hochschild Mining plc                                           50,000           499,216
Polymetal, Sponsored GDR                                       144,000         2,636,640*
Silver Wheaton Corp.                                           100,000         3,904,000*
Silvercorp Metals, Inc.                                        651,000         8,316,194
                                                                             -----------
                                                                              23,292,378

----------------------------------------------------------------------------------------
TOTAL COMMON STOCKS                                                          222,996,976
----------------------------------------------------------------------------------------
  (cost $152,956,823)

EXCHANGE-TRADED FUNDS (ETF) 3.21%

SPDR Gold Trust                                                  7,867         1,091,310*
Sprott Physical Gold Trust                                     482,083         5,951,315*
Sprott Physical Silver Trust                                   186,800         2,628,276*

----------------------------------------------------------------------------------------
TOTAL EXCHANGE-TRADED FUNDS                                                    9,670,901
----------------------------------------------------------------------------------------
  (cost $8,680,131)

See notes to portfolios of investments and notes to financial statements.

120


GOLD AND PRECIOUS METALS FUND

  PORTFOLIO OF INVESTMENTS                                             December 31, 2010

WARRANTS 11.71%                                                 SHARES             VALUE

DIVERSIFIED MINERALS 0.01%
----------------------------------------------------------------------------------------
Mines Management, Inc., Warrants (April 2012)                   44,000       $    42,240*

GOLD MINING 6.53%
----------------------------------------------------------------------------------------
Agnico-Eagle Mines Ltd., Warrants (December 2013)               21,400           721,180*
Agnico-Eagle Mines Ltd., 144A, Warrants (December 2013)         70,000         2,359,000*
Crystallex International Corp., 144A, Warrants (December
  2049)                                                         62,500                 0*@
Dundee Precious Metals, Inc., Warrants (November 2015)         483,400         3,140,912*
Dundee Precious Metals, Inc., 144A, Warrants (November
  2015)                                                        750,000         4,873,158*
Endeavour Mining Corp., Warrants (February 2014)               407,000           399,940*
Goldcorp, Inc., Warrants (June 2011)                           884,618         3,415,000*
Gran Colombia Gold Corp., Warrants (August 2015)               669,749           637,984*
Kinross Gold Corp., Warrants (September 2011)                  818,600           878,273*
Kinross Gold Corp., Warrants (September 2013)                  676,734         1,486,060*
Kinross Gold Corp., Warrants (September 2014)                   60,435           284,207*
Medoro Resources Ltd., Warrants (November 2011)                105,666            29,137*
New Gold, Inc., Warrants (April 2012)                        3,078,400           277,806*
New Gold, Inc., Warrants (November 2012)                     1,062,500           383,536*
New Gold, Inc., Warrants (June 2017)                           257,300           732,710*
Rusoro Mining Ltd., Warrants (November 2012)                   688,750            20,718*
Rusoro Mining Ltd., 144A, Warrants (November 2012)             930,000            27,976*
                                                                             -----------
                                                                              19,667,597

GOLD/MINERAL ROYALTY COMPANIES 0.30%
----------------------------------------------------------------------------------------
Franco-Nevada Corp., Warrants (March 2012)                      94,700           512,764*
Franco-Nevada Corp., Warrants (June 2017)                       30,200           221,057*
Franco-Nevada Corp., 144A, Warrants (June 2017)                 17,000           124,436*
Gold Wheaton Gold Corp., 144A, Warrants (July 2013)            125,000            35,095*
                                                                             -----------
                                                                                 893,352

MEDICAL - HOSPITALS 0.00%
----------------------------------------------------------------------------------------
African Medical Investments plc, Warrants (June 2011)          912,500                 0*@

SILVER MINING 4.87%
----------------------------------------------------------------------------------------
Hecla Mining Co., 144A, Warrants (August 2014)                 169,750         1,487,010*@
Silver Wheaton Corp., Warrants (September 2013)                534,977        13,160,434*
                                                                             -----------
                                                                              14,647,444

----------------------------------------------------------------------------------------
TOTAL WARRANTS                                                                35,250,633
----------------------------------------------------------------------------------------
  (cost $18,227,464)

See notes to portfolios of investments and notes to financial statements.

                                                                     121



GOLD AND PRECIOUS METALS FUND

  PORTFOLIO OF INVESTMENTS                                             December 31, 2010

PURCHASED OPTIONS 0.12%                                      CONTRACTS             VALUE

EXCHANGE-TRADED FUND 0.07%
----------------------------------------------------------------------------------------
Market Vector Junior Gold Miners ETF, Strike Price 39,
  Put, Expiration Jan. 2011 (premium $196,818)                   1,800       $   198,000

GOLD MINING 0.05%
----------------------------------------------------------------------------------------
Randgold Resources Ltd., Strike Price 80, Call,
  Expiration Jan. 2011 (premium $468,805)                          425           165,750

----------------------------------------------------------------------------------------
TOTAL PURCHASED OPTIONS                                                          363,750
----------------------------------------------------------------------------------------
  (cost $665,623)

                                                             PRINCIPAL
NOTES 1.42%                                                    AMOUNT

GOLD MINING 1.42%
----------------------------------------------------------------------------------------
Barrick Gold Corp., 6.95%, maturity 04/01/19                $1,700,000         2,089,428
Newmont Mining Corp., 6.25%, maturity 10/01/39               2,000,000         2,182,172

----------------------------------------------------------------------------------------
TOTAL NOTES                                                                    4,271,600
----------------------------------------------------------------------------------------
  (cost $4,466,529)

----------------------------------------------------------------------------------------
TOTAL SECURITIES                                                             272,553,860
----------------------------------------------------------------------------------------
  (cost $184,996,570)

REPURCHASE AGREEMENT 9.84%
Joint Tri-Party Repurchase Agreement, Credit Suisse
  Securities USA LLC, 12/31/10, 0.15%, due 01/03/11,
  repurchase price $29,599,068, collateralized by U.S.
  Treasury securities held in a joint tri-party account
  (cost $29,598,697)                                        29,598,697        29,598,697

----------------------------------------------------------------------------------------
TOTAL INVESTMENTS 100.40%                                                    302,152,557
----------------------------------------------------------------------------------------
  (cost $214,595,267)
Other assets and liabilities, net (0.40%)                                     (1,203,774)
                                                                            ------------

NET ASSETS 100%                                                             $300,948,783
                                                                            ------------

See notes to portfolios of investments and notes to financial statements.

122



EASTERN EUROPEAN FUND

  PORTFOLIO OF INVESTMENTS                                                December 31, 2010

COMMON STOCKS 96.93%                                            SHARES                VALUE

AGRICULTURAL OPERATIONS 0.49%
-------------------------------------------------------------------------------------------
Kernel Holding S.A.                                             85,000       $    2,135,750*

AIRPORT DEVELOPMENT/MAINTENANCE 1.49%
-------------------------------------------------------------------------------------------
TAV Havalimanlari Holding A.S.                               1,350,000            6,549,063*

APPLIANCES 1.72%
-------------------------------------------------------------------------------------------
Arcelik A.S.                                                 1,500,000            7,588,041

AUTOMOTIVE - CARS & LIGHT TRUCKS 2.35%
-------------------------------------------------------------------------------------------
Tofas Turk Otomobil Fabrikasi A.S.                           2,000,000           10,324,924

CELLULAR TELECOMMUNICATIONS 1.91%
-------------------------------------------------------------------------------------------
Mobile TeleSystems, Sponsored ADR                              402,500            8,400,175

COMMERCIAL BANKS - NON US 26.89%
-------------------------------------------------------------------------------------------
Albaraka Turk Katilim Bankasi A.S.                           1,427,744            2,500,103
Bank Pekao S.A.                                                100,000            6,037,100
OTP Bank Nyrt. plc                                             183,300            4,421,855*
Powszechna Kasa Oszczednosci Bank Polski S.A.                  500,000            7,310,287
Sberbank RF                                                 13,162,095           44,845,048@
Turkiye Garanti Bankasi A.S.                                 3,230,082           16,381,893
Turkiye Halk Bankasi A.S.                                    1,000,000            8,496,011
Turkiye Is Bankasi, Class C                                  2,396,185            8,547,258
VTB Bank OJSC, Sponsored GDR                                 3,000,000           19,770,000
                                                                             --------------
                                                                                118,309,555

DIVERSIFIED MINERALS 0.05%
-------------------------------------------------------------------------------------------
Lysander Minerals Corp.                                        475,000              238,143*

DIVERSIFIED OPERATIONS 1.54%
-------------------------------------------------------------------------------------------
Haci Omer Sabanci Holding A.S.                               1,451,729            6,778,941

FINANCE - INVESTMENT BANKER/BROKER 1.38%
-------------------------------------------------------------------------------------------
Turkiye Sinai Kalkinma Bankasi A.S.                          3,600,000            6,093,780

FOOD - MEAT PRODUCTS 0.61%
-------------------------------------------------------------------------------------------
Cherkizovo Group, Sponsored GDR                                150,000            2,701,500*

FOOD - RETAIL 5.92%
-------------------------------------------------------------------------------------------
BIM Birlesik Magazalar A.S.                                    100,000            3,404,890
Magnit OJSC, Sponsored GDR                                     260,000            7,618,000

See notes to portfolios of investments and notes to financial statements.

                                                                     123


EASTERN EUROPEAN FUND

  PORTFOLIO OF INVESTMENTS                                                December 31, 2010

COMMON STOCKS                                                   SHARES                VALUE

FOOD - RETAIL (CONT'D)
-------------------------------------------------------------------------------------------
X5 Retail Group N.V., Sponsored GDR                            325,000       $   15,031,250*
                                                                             --------------
                                                                                 26,054,140

FOOD - WHOLESALE/DISTRIBUTION 0.90%
-------------------------------------------------------------------------------------------
Eurocash S.A.                                                  450,000            3,947,555

GOLD MINING 1.71%
-------------------------------------------------------------------------------------------
Centerra Gold, Inc.                                             44,500              885,270
Dundee Precious Metals, Inc., 144A                             236,767            2,226,887*
Eldorado Gold Corp.                                            124,700            2,315,679
European Goldfields Ltd.                                       150,000            2,095,157*
                                                                             --------------
                                                                                  7,522,993

INVESTMENT COMPANIES 0.16%
-------------------------------------------------------------------------------------------
Vostok Nafta Investment Ltd.                                   130,000              721,952*

MEDICAL - DRUGS 3.78%
-------------------------------------------------------------------------------------------
Egis Gyogyszergyar Nyrt.                                        30,000            2,896,274
Pharmstandard, Sponsored GDR                                   410,000           11,685,000*
Richter Gedeon Nyrt.                                            10,000            2,044,739
                                                                             --------------
                                                                                 16,626,013

METAL - ALUMINUM 2.63%
-------------------------------------------------------------------------------------------
United Co. RUSAL plc                                         7,500,000           11,559,987*

METAL - DIVERSIFIED 2.35%
-------------------------------------------------------------------------------------------
KGHM Polska Miedz S.A.                                         150,000            8,752,108
Orsu Metals Corp., 144A                                      4,025,000            1,372,205*
Orsu Metals Corp.                                              664,240              226,453*
                                                                             --------------
                                                                                 10,350,766

OIL - FIELD SERVICES 0.52%
-------------------------------------------------------------------------------------------
Eurasia Drilling Co., Ltd., Sponsored GDR                       70,000            2,275,000

OIL COMPANIES - EXPLORATION & PRODUCTION 10.22%
-------------------------------------------------------------------------------------------
Alliance Oil Co., Ltd.                                         300,000            4,748,949*
BNK Petroleum, Inc.                                            500,000            1,704,602*
Gazprom OAO, Sponsored ADR                                     563,901           14,326,641
NovaTek OAO, Sponsored GDR                                     198,477           23,718,002
Tethys Petroleum Ltd.                                          300,000              484,308*
                                                                             --------------
                                                                                 44,982,502

See notes to portfolios of investments and notes to financial statements.

124


EASTERN EUROPEAN FUND

  PORTFOLIO OF INVESTMENTS                                                     December 31, 2010

COMMON STOCKS                                                        SHARES                VALUE

OIL COMPANIES - INTEGRATED 12.20%
------------------------------------------------------------------------------------------------
Lukoil OAO, Sponsored ADR                                           121,810       $    6,882,265
MOL Hungarian Oil & Gas Nyrt.                                       130,000           12,987,818*
Rosneft Oil Co. OJSC, Sponsored GDR                               3,067,309           21,961,932
TNK-BP Holding                                                    4,426,500           11,866,442@
                                                                                  --------------
                                                                                      53,698,457

REAL ESTATE OPERATING/DEVELOPMENT 1.37%
------------------------------------------------------------------------------------------------
LSR Group OJSC, GDR                                                 477,100            4,394,091*
PIK Group, Sponsored GDR                                            400,000            1,620,000*
                                                                                  --------------
                                                                                       6,014,091

SILVER MINING 1.64%
------------------------------------------------------------------------------------------------
Polymetal, Sponsored GDR                                            395,000            7,232,450*

STEEL - PRODUCERS 11.34%
------------------------------------------------------------------------------------------------
Evraz Group S.A., Sponsored GDR                                     250,000            8,967,500*
Magnitogorsk Iron & Steel Works, Sponsored GDR                      580,000            8,439,000
Mechel, Sponsored ADR                                               540,000           15,784,200
Novolipetsk Steel, Sponsored GDR                                    350,000           16,695,000
                                                                                  --------------
                                                                                      49,885,700

STEEL PIPE & TUBE 2.32%
------------------------------------------------------------------------------------------------
OAO TMK, Sponsored GDR                                              495,000           10,226,700*

TELEVISION 1.44%
------------------------------------------------------------------------------------------------
CTC Media, Inc.                                                     270,000            6,326,100

------------------------------------------------------------------------------------------------
TOTAL COMMON STOCKS                                                                  426,544,278
------------------------------------------------------------------------------------------------
  (cost $287,551,419)

REAL ESTATE INVESTMENT TRUST (REIT) 0.29%

Emlak Konut Gayrimenkul Yatirim Ortakligi A.S.                    1,000,000            1,284,130*
  (cost $1,140,633)

See notes to portfolios of investments and notes to financial statements.

                                                                     125


EASTERN EUROPEAN FUND

  PORTFOLIO OF INVESTMENTS                                                    December 31, 2010

WARRANTS 0.74%                                                      SHARES                VALUE

GOLD MINING 0.74%
------------------------------------------------------------------------------------------------
Dundee Precious Metals, Inc., 144A, Warrants (November
  2015)                                                             500,000       $    3,248,772*

METAL - DIVERSIFIED 0.00%
------------------------------------------------------------------------------------------------
Orsu Metals Corp., 144A, Warrants (April 2012)                    2,012,500                    0*@

------------------------------------------------------------------------------------------------
TOTAL WARRANTS                                                                         3,248,772
------------------------------------------------------------------------------------------------
  (cost $0)

PURCHASED OPTION 0.07%                                            CONTRACTS

EXCHANGE-TRADED FUND 0.07%
------------------------------------------------------------------------------------------------
Market Vectors Russia ETF, Strike Price 37, Put,
  Expiration Feb. 2011 (premium $354,500)                             2,500              300,000

------------------------------------------------------------------------------------------------
TOTAL SECURITIES                                                                     431,377,180
------------------------------------------------------------------------------------------------
  (cost $289,046,552)

                                                                 PRINCIPAL
REPURCHASE AGREEMENT 2.18%                                         AMOUNT

Joint Tri-Party Repurchase Agreement, Barclays Capital,
  Inc., 12/31/2010, 0.25%, due 01/03/2011, repurchase
  price $9,614,759, collateralized by U.S. Treasury
  securities held in a joint tri-party account
  (cost $9,614,559)                                              $9,614,559            9,614,559

------------------------------------------------------------------------------------------------
TOTAL INVESTMENTS 100.21%                                                            440,991,739
------------------------------------------------------------------------------------------------
  (cost $298,661,111)
Other assets and liabilities, net (0.21%)                                               (954,598)
                                                                                    ------------

NET ASSETS 100%                                                                     $440,037,141
                                                                                    ------------

See notes to portfolios of investments and notes to financial statements.

126



GLOBAL EMERGING MARKETS FUND

  PORTFOLIO OF INVESTMENTS                                           December 31, 2010

COMMON STOCKS 93.84%                                          SHARES             VALUE

AIRLINES 1.04%
--------------------------------------------------------------------------------------
EVA Airways Corp.                                            110,000       $   138,773*

AIRPORT DEVELOPMENT/MAINTENANCE 1.27%
--------------------------------------------------------------------------------------
TAV Havalimanlari Holding A.S.                                35,000           169,791*

APPLIANCES 0.94%
--------------------------------------------------------------------------------------
Arcelik                                                       25,000           126,467

AUTOMOTIVE - CARS & LIGHT TRUCKS 2.62%
--------------------------------------------------------------------------------------
Hyundai Motor Co.                                                800           123,684*
Tata Motors Ltd., Sponsored ADR                                3,000            88,020
Tofas Turk Otomobil Fabrikasi A.S.                            27,000           139,387
                                                                           -----------
                                                                               351,091

BREWERY 1.16%
--------------------------------------------------------------------------------------
Compania de Bebidas das Americas, Sponsored ADR                5,000           155,150

BROADCAST SERVICES/PROGRAMMING 1.45%
--------------------------------------------------------------------------------------
Grupo Televisa S.A., Sponsored ADR                             7,500           194,475

BUILDING - HEAVY CONSTRUCTION 0.53%
--------------------------------------------------------------------------------------
Grana y Montero S.A.                                          30,000            71,091

CASINO HOTELS 0.89%
--------------------------------------------------------------------------------------
Genting Singapore plc                                         70,000           119,462*

CELLULAR TELECOMMUNICATIONS 5.62%
--------------------------------------------------------------------------------------
America Movil SAB de C.V., Series L, Sponsored ADR             4,000           229,360
MTN Group Ltd.                                                 7,954           161,385
Tim Participacoes S.A., Sponsored ADR                          3,000           102,420
Vivo Participacoes S.A., Sponsored ADR                         8,000           260,720
                                                                           -----------
                                                                               753,885

CHEMICALS - FIBERS 1.98%
--------------------------------------------------------------------------------------
Kolon Industries, Inc.                                         4,000           264,782*

COMMERCIAL BANKS - NON US 14.63%
--------------------------------------------------------------------------------------
Axis Bank Ltd.                                                 4,000           120,566
Banco do Brasil S.A.                                           6,334           119,952
Bank of China Ltd., H shares                                 120,000            63,455
Bank of Georgia, Class A, Sponsored GDR                       10,000           202,000*


See notes to portfolios of investments and notes to financial statements.

                                                                     127


GLOBAL EMERGING MARKETS FUND

  PORTFOLIO OF INVESTMENTS                                           December 31, 2010

COMMON STOCKS                                                 SHARES             VALUE

COMMERCIAL BANKS - NON US (CONT'D)
--------------------------------------------------------------------------------------
China Construction Bank Corp., H shares                      100,000       $    90,061
Credicorp Ltd.                                                 1,000           118,910
Grupo Financiero Galicia S.A., Sponsored ADR                   7,500           114,825*
Itau Unibanco Banco Multiplo S.A.                              8,837           212,089
Sberbank RF                                                   90,000           306,642@
State Bank of India Ltd., Sponsored GDR                        1,500           194,250
Turkiye Garanti Bankasi A.S.                                  20,000           101,433
Turkiye Is Bankasi, Class C                                   51,835           184,897
VTB Bank OJSC, Sponsored GDR                                  20,000           131,800
                                                                           -----------
                                                                             1,960,880

COMPUTER SERVICES 0.90%
--------------------------------------------------------------------------------------
VanceInfo Technologies, Inc., Sponsored ADR                    3,500           120,890*

DIVERSIFIED OPERATIONS 0.70%
--------------------------------------------------------------------------------------
Haci Omer Sabanci Holding A.S.                                20,000            93,391

E-COMMERCE/PRODUCTS 2.59%
--------------------------------------------------------------------------------------
MercadoLibre, Inc.                                             5,200           346,580*

E-COMMERCE/SERVICES 1.36%
--------------------------------------------------------------------------------------
Ctrip.com International Ltd., Sponsored ADR                    4,500           182,025*

ELECTRIC PRODUCTS - MISCELLANEOUS 0.81%
--------------------------------------------------------------------------------------
Johnson Electric Holdings Ltd.                               150,000           108,459

ELECTRONIC COMPONENTS - MISCELLANEOUS 0.65%
--------------------------------------------------------------------------------------
TPK Holding Co., Ltd.                                          3,800            87,281*

ELECTRONIC COMPONENTS - SEMICONDUCTORS 1.31%
--------------------------------------------------------------------------------------
Samsung Electronics Co., Ltd.                                    208           175,935

FINANCE - MORTGAGE LOAN/BANKER 0.98%
--------------------------------------------------------------------------------------
LIC Housing Finance Ltd.                                      30,000           131,138

FINANCE - OTHER SERVICES 1.78%
--------------------------------------------------------------------------------------
Bolsa de Valores de Colombia                               3,000,000            67,187
Bolsa Mexicana de Valores S.A.                                17,000            35,818
Hong Kong Exchanges & Clearing Ltd.                            6,000           136,095
                                                                           -----------
                                                                               239,100

See notes to portfolios of investments and notes to financial statements.

128


GLOBAL EMERGING MARKETS FUND

  PORTFOLIO OF INVESTMENTS                                           December 31, 2010

COMMON STOCKS                                                 SHARES             VALUE

FOOD - RETAIL 3.67%
--------------------------------------------------------------------------------------
Compania Brasileira de Distribuicao Grupo Pao de Acucar,
  Class A, Sponsored ADR                                       4,000       $   167,920
X5 Retail Group N.V., Sponsored GDR                            7,000           323,750*
                                                                           -----------
                                                                               491,670

GOLD MINING 4.91%
--------------------------------------------------------------------------------------
Centamin Egypt Ltd.                                           60,000           167,252*
Eldorado Gold Corp.                                            3,000            55,710
Randgold Resources Ltd., Sponsored ADR                         3,300           271,689
Zhaojin Mining Industry Co., Ltd., H shares                   40,000           163,654
                                                                           -----------
                                                                               658,305

INTERNET CONTENT - INFO/NEWS 1.15%
--------------------------------------------------------------------------------------
Baidu, Inc., Sponsored ADR                                     1,600           154,448*

INVESTMENT COMPANIES 0.83%
--------------------------------------------------------------------------------------
Vostok Nafta Investment Ltd.                                  20,000           111,070*

MEDICAL - DRUGS 2.06%
--------------------------------------------------------------------------------------
Pharmstandard, Sponsored GDR                                   5,000           142,500*
Ranbaxy Laboratories Ltd.                                     10,000           133,687*
                                                                           -----------
                                                                               276,187

MEDICAL LABS & TESTING SERVICES 2.44%
--------------------------------------------------------------------------------------
Diagnosticos da America                                       17,500           237,104
Fleury S.A.                                                    5,600            89,933
                                                                           -----------
                                                                               327,037

METAL - DIVERSIFIED 2.79%
--------------------------------------------------------------------------------------
KGHM Polska Miedz S.A.                                         5,000           291,737
Orsu Metals Corp.                                             41,083            14,006*
Orsu Metals Corp., 144A                                      200,000            68,184*
                                                                           -----------
                                                                               373,927

MISCELLANEOUS MANUFACTURERS 0.86%
--------------------------------------------------------------------------------------
China International Marine Containers Co., Ltd., Class B      50,000           115,793

MULTIMEDIA 2.84%
--------------------------------------------------------------------------------------
Naspers Ltd., Class N                                          6,500           380,630


See notes to portfolios of investments and notes to financial statements.

                                                                     129


GLOBAL EMERGING MARKETS FUND

  PORTFOLIO OF INVESTMENTS                                           December 31, 2010

COMMON STOCKS                                                 SHARES             VALUE

OIL COMPANIES - EXPLORATION & PRODUCTION 5.58%
--------------------------------------------------------------------------------------
Alange Energy Corp.                                           92,500       $    50,085*
FX Energy, Inc.                                               25,000           153,750*
Gran Tierra Energy, Inc.                                      15,000           120,750*
Niko Resources Ltd.                                              800            82,768
OGX Petroleo e Gas Participacoes S.A.                         20,000           241,039*
TransAtlantic Petroleum Ltd.                                  30,000            99,900*
                                                                           -----------
                                                                               748,292

OIL COMPANIES - INTEGRATED 4.50%
--------------------------------------------------------------------------------------
Ecopetrol S.A., Sponsored ADR                                  2,500           109,050
PetroChina Co., Ltd., Sponsored ADR                              900           118,341
TNK-BP Holding                                               140,000           375,308@
                                                                           -----------
                                                                               602,699

PATIENT MONITORING EQUIPMENT 1.40%
--------------------------------------------------------------------------------------
Opto Circuits India Ltd.                                      31,048           187,069

PLATINUM 0.64%
--------------------------------------------------------------------------------------
Eastern Platinum Ltd.                                         48,000            85,190*

POWER CONVERTERS/POWER SUPPLY EQUIPMENT 0.56%
--------------------------------------------------------------------------------------
Dongfang Electric Corp. Ltd., H shares                        15,000            74,397

PROPERTY/CASUALTY INSURANCE 0.89%
--------------------------------------------------------------------------------------
Powszechny Zaklad Ubezpieczen S.A.                             1,000           119,899

REAL ESTATE OPERATING/DEVELOPMENT 2.85%
--------------------------------------------------------------------------------------
Cheung Kong Holdings Ltd.                                      7,500           115,600
Kerry Properties Ltd.                                         10,000            51,849
LSR Group OJSC, GDR                                           14,300           131,703*
Sun Hung Kai Properties Ltd.                                   5,000            82,728
                                                                           -----------
                                                                               381,880

RETAIL - APPAREL/SHOE 1.69%
--------------------------------------------------------------------------------------
Lojas Renner S.A.                                              6,669           226,681

RETAIL - HYPERMARKETS 2.04%
--------------------------------------------------------------------------------------
Grupo Comercial Chedraui S.A. de CV                           30,000            91,238
Wal-Mart de Mexico SAB de CV, Series V                        63,800           182,451
                                                                           -----------
                                                                               273,689

See notes to portfolios of investments and notes to financial statements.

130


GLOBAL EMERGING MARKETS FUND

  PORTFOLIO OF INVESTMENTS                                           December 31, 2010

COMMON STOCKS                                                 SHARES             VALUE

SEMICONDUCTOR COMPONENTS - INTEGRATED CIRCUITS 1.03%
--------------------------------------------------------------------------------------
Taiwan Semiconductor Manufacturing Co., Ltd., Sponsored
  ADR                                                         11,000       $   137,940

SHIPBUILDING 1.47%
--------------------------------------------------------------------------------------
Hyundai Heavy Industries Co., Ltd.                               500           197,366*

STEEL - PRODUCERS 1.09%
--------------------------------------------------------------------------------------
Mechel, Sponsored ADR                                          5,000           146,150

SUGAR 2.76%
--------------------------------------------------------------------------------------
Cosan Ltd., Class A                                           12,500           170,250
Sao Martinho S.A.                                             12,500           199,647
                                                                           -----------
                                                                               369,897

THERAPEUTICS 0.43%
--------------------------------------------------------------------------------------
China Shineway Pharmaceutical Group Ltd.                      20,000            57,382

TRANSPORTATION - MARINE 1.08%
--------------------------------------------------------------------------------------
Evergreen Marine Corp.                                       140,000           145,423*

WEB PORTALS/INTERNET SERVICE PROVIDERS 1.07%
--------------------------------------------------------------------------------------
Mail.ru Group Ltd., GDR, 144A                                  4,000           144,000*@

--------------------------------------------------------------------------------------
TOTAL COMMON STOCKS                                                         12,577,667
--------------------------------------------------------------------------------------
  (cost $10,834,603)

EXCHANGE-TRADED FUNDS (ETF) 3.97%

Emerging Global Shares Dow Jones Emerging Markets Energy
  Titans Index ETF                                             1,200            32,724
Emerging Global Shares Dow Jones Emerging Markets Metals
  & Mining Titans ETF                                          1,500            35,100
iShares MSCI All Peru Capped Index Fund                          700            35,252
iShares MSCI Brazil Index Fund                                   430            33,282*
iShares MSCI Malaysia Index Fund                               2,400            34,512
iShares MSCI Mexico Investable Market Index Fund                 600            37,152
iShares MSCI Singapore Index Fund                              2,400            33,240
iShares MSCI South Korea Index Fund                              600            36,714
iShares MSCI Taiwan Index Fund                                 2,300            35,926
Market Vectors Russia ETF                                        900            34,119
PowerShares India Portfolio                                    1,300            33,046


See notes to portfolios of investments and notes to financial statements.

                                                                     131


GLOBAL EMERGING MARKETS FUND

  PORTFOLIO OF INVESTMENTS                                           December 31, 2010

EXCHANGE-TRADED FUNDS (ETF)                                   SHARES             VALUE

ProShares UltraShort FTSE China 25                             5,000       *   150,400

--------------------------------------------------------------------------------------
TOTAL EXCHANGE-TRADED FUNDS                                                    531,467
--------------------------------------------------------------------------------------
  (cost $527,078)

WARRANTS 0.00%

METAL - DIVERSIFIED 0.00%
--------------------------------------------------------------------------------------
Orsu Metals Corp., Warrants (March 2011)                      25,813               129*
Orsu Metals Corp., 144A, Warrants (April 2012)               100,000                 0*@

--------------------------------------------------------------------------------------
TOTAL WARRANTS                                                                     129
--------------------------------------------------------------------------------------
  (cost $0)

PURCHASED OPTION 0.07%                                     CONTRACTS

GOLD MINING 0.07%
--------------------------------------------------------------------------------------
Randgold Resources Ltd., Strike Price 80, Call,
  Expiration Jan. 2011                                            25             9,750
  (premium $27,641)

--------------------------------------------------------------------------------------
TOTAL SECURITIES                                                            13,119,013
--------------------------------------------------------------------------------------
  (cost $11,389,322)

                                                          PRINCIPAL
REPURCHASE AGREEMENT 1.03%                                  AMOUNT

Joint Tri-Party Repurchase Agreement, Banc of America
  Securities LLC Merrill Lynch, 12/31/2010, 0.09%, due
  01/03/2011, repurchase price $137,474, collateralized
  by U.S. Treasury securities held in a joint tri-party
  account (cost $137,473)                                   $137,473           137,473

--------------------------------------------------------------------------------------
TOTAL INVESTMENTS 98.91%                                                    13,256,486
--------------------------------------------------------------------------------------
  (cost $11,526,795)
Other assets and liabilities, net 1.09%                                        146,375
                                                                           -----------

NET ASSETS 100%                                                            $13,402,861
                                                                           -----------

See notes to portfolios of investments and notes to financial statements.

132


CHINA REGION FUND

  PORTFOLIO OF INVESTMENTS                                                December 31, 2010

COMMON STOCKS 91.12%                                            SHARES                VALUE

AIRLINES 1.76%
-------------------------------------------------------------------------------------------
Air China Ltd., H shares                                       300,000       $      335,028*
EVA Airways Corp.                                              457,500              577,168*
                                                                             --------------
                                                                                    912,196

AUTOMOTIVE - CARS & LIGHT TRUCKS 2.82%
-------------------------------------------------------------------------------------------
Dongfeng Motor Group Co., Ltd., H shares                       400,000              690,640
Hyundai Motor Co.                                                5,000              773,027*
                                                                             --------------
                                                                                  1,463,667

AUTOMOTIVE/TRUCK PARTS & EQUIPMENT - ORIGINAL 0.50%
-------------------------------------------------------------------------------------------
China Yuchai International Ltd.                                  8,200              259,858

AUTOMOTIVE/TRUCK PARTS & EQUIPMENT - REPLACEMENT 3.37%
-------------------------------------------------------------------------------------------
Weichai Power Co., Ltd., H shares                              200,000            1,236,410
Xinyi Glass Holdings Ltd.                                      620,000              510,518
                                                                             --------------
                                                                                  1,746,928

BEVERAGES - WINE/SPIRITS 0.72%
-------------------------------------------------------------------------------------------
Yantai Changyu Pioneer Wine Co., Ltd., B shares                 35,000              372,493

BUILDING & CONSTRUCTION 2.74%
-------------------------------------------------------------------------------------------
China State Construction International Holdings Ltd.         1,500,000            1,418,463

BUILDING & CONSTRUCTION PRODUCTS - MISCELLANEOUS 0.62%
-------------------------------------------------------------------------------------------
China Liansu Group Holdings Ltd.                               400,000              321,647*

CASINO HOTELS 2.87%
-------------------------------------------------------------------------------------------
Genting Singapore plc                                          400,000              682,642*
Wynn Macau Ltd.                                                360,000              804,065
                                                                             --------------
                                                                                  1,486,707

CHEMICALS - FIBERS 1.28%
-------------------------------------------------------------------------------------------
Kolon Industries, Inc.                                          10,000              661,954*

CHEMICALS - SPECIALTY 0.64%
-------------------------------------------------------------------------------------------
Huabao International Holdings Ltd.                             200,000              329,366


See notes to portfolios of investments and notes to financial statements.

                                                                     133


CHINA REGION FUND

  PORTFOLIO OF INVESTMENTS                                                December 31, 2010

COMMON STOCKS                                                   SHARES                VALUE

COAL 2.58%
-------------------------------------------------------------------------------------------
China Shenhua Energy Co., Ltd., H shares                       122,900       $      515,477
Fushan International Energy Group Ltd.                       1,200,000              822,901
                                                                             --------------
                                                                                  1,338,378

COMMERCIAL BANKS - NON US 3.71%
-------------------------------------------------------------------------------------------
Bank of China Ltd., H shares                                 1,000,000              528,788
BOC Hong Kong Holdings Ltd.                                    158,600              542,780
China Construction Bank Corp., H shares                        600,000              540,367
TMB Bank Public Company Ltd.                                 4,000,000              313,828*
                                                                             --------------
                                                                                  1,925,763

COMPUTER SERVICES 1.33%
-------------------------------------------------------------------------------------------
VanceInfo Technologies, Inc., Sponsored ADR                     20,000              690,800*

COSMETICS & TOILETRIES 0.67%
-------------------------------------------------------------------------------------------
LG Household & Health Care Ltd.                                  1,000              347,684

DISPOSABLE MEDICAL PRODUCTS 0.55%
-------------------------------------------------------------------------------------------
Shandong Weigao Group Medical Polymer Co., Ltd.,
  H shares                                                     100,000              283,049

DISTRIBUTION/WHOLESALE 1.01%
-------------------------------------------------------------------------------------------
Li & Fung Ltd.                                                  90,000              526,279

DIVERSIFIED MINERALS 2.47%
-------------------------------------------------------------------------------------------
BHP Billiton Ltd., Sponsored ADR                                10,000              929,200
Erdene Resource Development Corp.                              100,000              124,336*
Woulfe Mining Corp.                                            814,800              228,761*
                                                                             --------------
                                                                                  1,282,297

DIVERSIFIED OPERATIONS 3.55%
-------------------------------------------------------------------------------------------
Hutchison Whampoa Ltd.                                         120,000            1,238,212
Siam Cement PCL                                                 50,000              600,223
                                                                             --------------
                                                                                  1,838,435

E-COMMERCE/SERVICES 1.17%
-------------------------------------------------------------------------------------------
Ctrip.com International Ltd., Sponsored ADR                     15,000              606,750*

ELECTRIC PRODUCTS - MISCELLANEOUS 3.10%
-------------------------------------------------------------------------------------------
Johnson Electric Holdings Ltd.                               1,000,000              723,062
Zhuzhou CSR Times Electric Co., Ltd., H shares                 225,000              885,815
                                                                             --------------
                                                                                  1,608,877


See notes to portfolios of investments and notes to financial statements.

134


CHINA REGION FUND

  PORTFOLIO OF INVESTMENTS                                                December 31, 2010

COMMON STOCKS                                                   SHARES                VALUE

ELECTRONIC COMPONENTS - MISCELLANEOUS 0.85%
-------------------------------------------------------------------------------------------
TPK Holding Co., Ltd.                                           19,200       $      441,001*
Yageo Corp., Sponsored GDR                                           1                    0*@
                                                                             --------------
                                                                                    441,001

ELECTRONIC COMPONENTS - SEMICONDUCTORS 0.89%
-------------------------------------------------------------------------------------------
Spreadtrum Communications, Inc., Sponsored ADR                  25,000              459,250*

FINANCE - OTHER SERVICES 2.19%
-------------------------------------------------------------------------------------------
Hong Kong Exchanges & Clearing Ltd.                             50,000            1,134,127

FOOD - MISCELLANEOUS/DIVERSIFIED 2.23%
-------------------------------------------------------------------------------------------
China Yurun Food Group Ltd.                                    350,000            1,157,285

FOOD - RETAIL 0.92%
-------------------------------------------------------------------------------------------
Lianhua Supermarket Holdings Co., Ltd., H shares               100,000              477,967

GOLD MINING 4.92%
-------------------------------------------------------------------------------------------
Euromax Resources Ltd., 144A                                   473,235              135,237*
Olympus Pacific Minerals, Inc.                                 479,500              259,631*
Real Gold Mining Ltd.                                          300,000              521,840*
Zhaojin Mining Industry Co., Ltd., H shares                    400,000            1,636,539
                                                                             --------------
                                                                                  2,553,247

HOTELS & MOTELS 1.31%
-------------------------------------------------------------------------------------------
Shangri-La Asia Ltd.                                           250,000              678,675

HUMAN RESOURCES 0.95%
-------------------------------------------------------------------------------------------
51job, Inc., Sponsored ADR                                      10,000              492,500*

INTERNET APPLICATION SOFTWARE 1.49%
-------------------------------------------------------------------------------------------
Tencent Holdings Ltd.                                           35,000              770,023

INTERNET TELEPHONY 0.00%
-------------------------------------------------------------------------------------------
Asia Broadband, Inc.                                           500,000                    0*@

INVESTMENT MANAGEMENT/ADVISORY SERVICES 0.50%
-------------------------------------------------------------------------------------------
Noah Holdings Ltd., Sponsored ADR                               13,200              258,060*

MACHINERY - FARM 1.49%
-------------------------------------------------------------------------------------------
First Tractor Co., Ltd., H shares                              693,200              775,028


See notes to portfolios of investments and notes to financial statements.

                                                                     135


CHINA REGION FUND

  PORTFOLIO OF INVESTMENTS                                                December 31, 2010

COMMON STOCKS                                                   SHARES                VALUE

MACHINERY - PUMPS 0.30%
-------------------------------------------------------------------------------------------
China Valves Technology, Inc.                                   15,000       $      157,200*

MARINE SERVICES 1.01%
-------------------------------------------------------------------------------------------
COSCO Pacific Ltd.                                             300,000              524,156

METAL - COPPER 3.18%
-------------------------------------------------------------------------------------------
Jiangxi Copper Co., Ltd., H shares                             500,000            1,646,832

METAL - DIVERSIFIED 1.66%
-------------------------------------------------------------------------------------------
Rio Tinto plc, Sponsored ADR                                    12,000              859,920

MISCELLANEOUS MANUFACTURERS 0.89%
-------------------------------------------------------------------------------------------
China International Marine Containers Co., Ltd.,
  B shares                                                     200,000              463,171

NON-FERROUS METALS 0.11%
-------------------------------------------------------------------------------------------
Sterling Group Ventures, Inc.                                  500,000               56,250*

OIL - FIELD SERVICES 1.25%
-------------------------------------------------------------------------------------------
China Oilfield Services Ltd., H shares                         300,000              646,124

OIL COMPANIES - EXPLORATION & PRODUCTION 3.68%
-------------------------------------------------------------------------------------------
CNOOC Ltd., Sponsored ADR                                        8,000            1,906,960

OIL COMPANIES - INTEGRATED 0.51%
-------------------------------------------------------------------------------------------
PetroChina Co., Ltd., Sponsored ADR                              2,000              262,980

PETROCHEMICALS 0.00%
-------------------------------------------------------------------------------------------
Danhua Chemical Technology Co., Ltd., B shares                       2                    2*

POWER CONVERTERS/POWER SUPPLY EQUIPMENT 2.68%
-------------------------------------------------------------------------------------------
Dongfang Electric Corp., Ltd., H shares                        280,000            1,388,742

PRECIOUS METALS 0.25%
-------------------------------------------------------------------------------------------
TVI Pacific, Inc.                                            1,000,000              130,352*

PUBLISHING - BOOKS 0.03%
-------------------------------------------------------------------------------------------
Lingo Media Corp.                                               22,642               14,757*


See notes to portfolios of investments and notes to financial statements.

136


CHINA REGION FUND

  PORTFOLIO OF INVESTMENTS                                                December 31, 2010

COMMON STOCKS                                                   SHARES                VALUE

REAL ESTATE OPERATING/DEVELOPMENT 4.33%
-------------------------------------------------------------------------------------------
Cheung Kong Holdings Ltd.                                       60,000       $      924,799
China Vanke Co., Ltd., B shares                                400,000              494,049
Sun Hung Kai Properties Ltd.                                    50,000              827,276
                                                                             --------------
                                                                                  2,246,124

RETAIL - APPAREL/SHOE 2.88%
-------------------------------------------------------------------------------------------
Anta Sports Products Ltd.                                      300,000              480,926
Belle International Holdings Ltd.                              600,000            1,011,258
                                                                             --------------
                                                                                  1,492,184

RETAIL - AUTOMOBILE 0.88%
-------------------------------------------------------------------------------------------
PT Astra International Tbk                                      75,000              454,079

RETAIL - CONSUMER ELECTRONICS 1.86%
-------------------------------------------------------------------------------------------
GOME Electrical Appliances Holdings Ltd.                     2,663,500              966,365*

RETAIL - JEWELRY 0.00%
-------------------------------------------------------------------------------------------
Lao Feng Xiang Co., Ltd., B shares                                   1                    3

SCHOOLS 0.35%
-------------------------------------------------------------------------------------------
CIBT Education Group, Inc.                                     436,666              179,518*

SHIPBUILDING 2.28%
-------------------------------------------------------------------------------------------
Hyundai Heavy Industries Co., Ltd.                               3,000            1,184,195*

SILVER MINING 1.11%
-------------------------------------------------------------------------------------------
Silvercorp Metals, Inc.                                         45,000              574,852

STEEL - PRODUCERS 1.88%
-------------------------------------------------------------------------------------------
Xingda International Holdings Ltd.                             900,000              972,660

TELECOMMUNICATIONS EQUIPMENT 1.15%
-------------------------------------------------------------------------------------------
ZTE Corp., H shares                                            150,000              597,298

TELEPHONE - INTEGRATED 0.56%
-------------------------------------------------------------------------------------------
Philippine Long Distance Telephone Co., Sponsored
  ADR                                                            5,000              291,350

THERAPEUTICS 0.55%
-------------------------------------------------------------------------------------------
China Shineway Pharmaceutical Group Ltd.                       100,000              286,909


See notes to portfolios of investments and notes to financial statements.

                                                                     137


CHINA REGION FUND

  PORTFOLIO OF INVESTMENTS                                                December 31, 2010

COMMON STOCKS                                                   SHARES                VALUE

TRANSPORTATION - MARINE 1.21%
-------------------------------------------------------------------------------------------
Evergreen Marine Corp.                                         603,600       $      626,983*

WEB PORTALS/INTERNET SERVICE PROVIDERS 1.33%
-------------------------------------------------------------------------------------------
Sina Corp.                                                      10,000              688,200*

-------------------------------------------------------------------------------------------
TOTAL COMMON STOCKS                                                              47,236,920
-------------------------------------------------------------------------------------------
  (cost $40,635,627)

REAL ESTATE INVESTMENT TRUST (REIT) 0.90%

The Link Real Estate Investment Trust                          150,000              466,066
  (cost $428,154)

EXCHANGE-TRADED FUNDS (ETF) 3.11%

iShares MSCI Singapore Index Fund                                9,400              130,190
iShares MSCI Taiwan Index Fund                                   9,500              148,390
Market Vectors Rare Earth/Strategic Metals ETF                  25,000              600,000*
ProShares UltraShort FTSE China 25                              18,000              541,440*
Sprott Physical Gold Trust                                      15,698              193,792*

-------------------------------------------------------------------------------------------
TOTAL EXCHANGE-TRADED FUNDS                                                       1,613,812
-------------------------------------------------------------------------------------------
  (cost $1,628,877)

-------------------------------------------------------------------------------------------
TOTAL SECURITIES                                                                 49,316,798
-------------------------------------------------------------------------------------------
  (cost $42,692,658)

                                                           PRINCIPAL
REPURCHASE AGREEMENT 6.83%                                   AMOUNT

Joint Tri-Party Repurchase Agreement, Banc of
  America Securities LLC Merrill Lynch, 12/31/2010,
  0.09%, due 01/03/2011, repurchase price $3,542,895,
  collateralized by U.S. Treasury securities held in a
  joint tri-party account (cost $3,542,867)                 $3,542,867            3,542,867

-------------------------------------------------------------------------------------------
TOTAL INVESTMENTS 101.96%                                                        52,859,665
-------------------------------------------------------------------------------------------
  (cost $46,235,525)
Other assets and liabilities, net (1.96%)                                        (1,016,269)
                                                                                -----------

NET ASSETS 100%                                                                 $51,843,396
                                                                                -----------

See notes to portfolios of investments and notes to financial statements.

  NOTES TO PORTFOLIOS OF INVESTMENTS                   December 31, 2010

LEGEND

*    Non-income producing security            GO   General Obligation Bond
+    Affiliated company (see following)       RS   Restricted Security (see following)
ADR  American Depositary Receipt              ZCB  Zero Coupon Bond
GDR  Global Depositary Receipt

@    Security was fair valued at December 31, 2010, by U.S. Global Investors, Inc.
     (Adviser) in accordance with valuation procedures approved by the Board of
     Trustees. Fair valued securities, which were primarily composed of restricted securities, as a percentage of net assets at December 31, 2010, were 1.39% of
     Holmes Growth, 4.28% of Global MegaTrends, 7.84% of Global Resources, 1.24% of
     World Precious Minerals, 0.49% of Gold and Precious Metals, 12.89% of Eastern
     European, and 6.16% of Global Emerging Markets. See the Fair Valuation of
     Securities section of these Notes to Portfolios of Investments for further discussion of fair valued securities. See further information and detail on restricted securities in the Restricted Securities section of these Notes to
     Portfolios of Investments.

GENERAL

The yields reflect the effective yield from the date of purchase.

Variable Rate Notes have periodic reset features, which effectively shorten the maturity dates and reset the interest rates as tied to various interest-bearing instruments. Rates shown are current rates at December 31, 2010.

Securities with a 144A designation are exempt from registration under Rule 144A of the Securities Act of 1933.

JOINT TRI-PARTY REPURCHASE AGREEMENTS

The terms of the joint tri-party repurchase agreements and the securities held as collateral at December 31, 2010, were:

Barclays Capital, Inc. repurchase agreement, 12/31/10, 0.25%, due
01/03/11:
    Total principal amount: $25,685,829; Total repurchase price: $25,686,364
    Collateral:
    $72,328,478 U.S. Treasury STRIPS, 0.000%, 8/15/32
      (total collateral market value, including accrued interest, of
      $26,199,545)

Credit Suisse Securities USA LLC repurchase agreement, 12/31/10, 0.15%, due 01/03/11:
    Total principal amount: $126,462,072; Total repurchase price: $126,463,652
    Collateral:
    $125,695,000 U.S. Treasury Note, 1.750%, 08/15/12
      (total collateral market value, including accrued interest, of
      $128,994,809)

Banc of America Securities LLC Merrill Lynch repurchase agreement,
12/31/10, 0.09%, due 01/03/11:
    Total principal amount: $54,745,466; Total repurchase price: $54,745,877
    Collateral:
    $54,995,200 U.S. Treasury Note, 1.375%, 04/15/12
      (total collateral market value, including accrued interest, of
      $55,840,402)

Morgan Stanley, repurchase agreement, 12/31/10, 0.08%, due 01/03/11:
    Total principal amount: $20,000,000; Total repurchase price: $20,000,133
    Collateral:
    $19,238,800 U.S. Treasury Inflation Indexed Bond, 1.750%, 01/15/28
      (total collateral market value, including accrued interest, of
      $20,400,032)

  NOTES TO PORTFOLIOS OF INVESTMENTS                   December 31, 2010


FAIR VALUATION OF SECURITIES

For the funds' policies regarding the valuation of investments and other significant accounting policies, please refer to the Notes to Financial Statements.

The Funds are required to disclose information regarding the fair value measurements of a Fund's assets and liabilities. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The disclosure requirement established a three-tier hierarchy to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, for example, the risk inherent in a particular valuation technique used to measure fair value including such a pricing model and/or the risk inherent in the inputs to the valuation technique. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity's own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances.

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities. For example, money market securities are valued using amortized cost, in accordance with the investment Company Act of 1940. Generally, amortized cost reflects the current fair value of a security, but since the value is not obtained from a quoted price in an active market, such securities are reflected as Level 2. Fair value determinations are required for securities whose value is affected by a significant event that will materially affect the value of a domestic or foreign security and which occurs subsequent to the time of the close of the principal market on which such domestic or foreign security trades but prior to the calculation of the Fund's NAV.

The three levels defined by the fair value hierarchy are as follows:

Level 1 - quoted prices in active markets for identical securities.

Level 2 - significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3 - significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments).

In some instances, the inputs used to measure fair value might fall in different levels of the fair value hierarchy. The level in the fair value hierarchy within which the fair value measurement in its entirety falls is determined based on the lowest input level that is significant to the fair value measurement in its entirety. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

The following table summarizes the valuation of each Fund's securities as of December 31, 2010 using the fair value hierarchy:

                                          QUOTED PRICES
                                            IN ACTIVE     SIGNIFICANT
                                           MARKETS FOR       OTHER       SIGNIFICANT
                                            IDENTICAL      OBSERVABLE    UNOBSERVABLE
                                           INVESTMENTS       INPUTS         INPUTS
                                           (LEVEL 1)*      (LEVEL 2)*     (LEVEL 3)        TOTAL

U.S. TREASURY SECURITIES CASH FUND
  Investments in securities**
    U.S. Government Obligations           $         --    $ 39,998,579   $         --   $ 39,998,579
    Repurchase Agreements                   59,655,002              --             --     59,655,002
                                          ------------    ------------   ------------   ------------
  Total                                   $ 59,655,002    $ 39,998,579   $         --   $ 99,653,581
                                          ============    ============   ============   ============

140


  NOTES TO PORTFOLIOS OF INVESTMENTS                                              December 31, 2010


                                          QUOTED PRICES
                                            IN ACTIVE     SIGNIFICANT
                                           MARKETS FOR       OTHER       SIGNIFICANT
                                            IDENTICAL      OBSERVABLE    UNOBSERVABLE
                                           INVESTMENTS       INPUTS         INPUTS
                                           (LEVEL 1)*      (LEVEL 2)*     (LEVEL 3)        TOTAL

U.S. GOVERNMENT SECURITIES SAVINGS FUND
  Investments in securities**
    U.S. Government and Agency
      Obligations                         $         --    $203,598,089   $         --   $203,598,089
                                          ------------    ------------   ------------   ------------
  Total                                   $         --    $203,598,089   $         --   $203,598,089
                                          ============    ============   ============   ============
NEAR-TERM TAX FREE FUND
  Investments in securities**
    Municipal Bonds                       $         --    $ 26,621,257   $         --   $ 26,621,257
    Repurchase Agreement                     2,285,040              --             --      2,285,040
                                          ------------    ------------   ------------   ------------
  Total                                   $  2,285,040    $ 26,621,257   $         --   $ 28,906,297
                                          ============    ============   ============   ============
TAX FREE FUND
  Investments in securities**
    Municipal Bonds                       $         --    $ 19,321,614   $         --   $ 19,321,614
    Repurchase Agreement                       333,047              --             --        333,047
                                          ------------    ------------   ------------   ------------
  Total                                   $    333,047    $ 19,321,614   $         --   $ 19,654,661
                                          ============    ============   ============   ============
ALL AMERICAN EQUITY FUND
  Investments in securities**
    Common Stocks:
      Transportation - Marine             $         --    $      6,150   $         --   $      6,150
      All Other Common Stocks               15,984,936              --             --     15,984,936
    Real Estate Investment Trust               189,300              --             --        189,300
    Exchange-Traded Fund                       204,750              --             --        204,750
    Warrants                                   178,500              --             --        178,500
    Purchased Option                             9,600              --             --          9,600
    Master Limited Partnership                 201,200              --             --        201,200
    Units                                      187,450              --             --        187,450
    Repurchase Agreement                       971,270              --             --        971,270
                                          ------------    ------------   ------------   ------------
  Total                                   $ 17,927,006    $      6,150   $         --   $ 17,933,156
                                          ============    ============   ============   ============
HOLMES GROWTH FUND
  Investments in securities**
    Common Stocks:
      Financial Services                  $         --    $         --   $     82,723   $     82,723
      Real Estate Operating/Development             --              --        100,000        100,000
      All Other Common Stocks               36,293,455              --             --     36,293,455
    Exchange-Traded Funds                    1,219,620              --             --      1,219,620
    Warrants:
      Medical - Hospitals                           --              --             --             --
      All Other Warrants                       441,988              --             --        441,988
    Purchased Option                            29,250              --             --         29,250
    Master Limited Partnership                 468,300              --             --        468,300
    Convertible Debenture:
      Metal & Mineral Mining                        --              --         380,00        380,000
    Repurchase Agreement                     1,872,887              --             --      1,872,887
                                          ------------    ------------   ------------   ------------
  Total                                   $ 40,325,500    $         --   $    562,723   $ 40,888,223
                                          ============    ============   ============   ============

                                                                           141


  NOTES TO PORTFOLIOS OF INVESTMENTS                                               December 31, 2010


                                          QUOTED PRICES
                                            IN ACTIVE     SIGNIFICANT
                                           MARKETS FOR       OTHER       SIGNIFICANT
                                            IDENTICAL      OBSERVABLE    UNOBSERVABLE
                                           INVESTMENTS       INPUTS         INPUTS
                                           (LEVEL 1)*      (LEVEL 2)*     (LEVEL 3)        TOTAL

GLOBAL MEGATRENDS FUND
  Investments in securities**
    Common Stocks:
      Chemicals - Fibers                  $         --    $    198,586   $         --   $    198,586
      Diversified Operations                        --         240,090             --        240,090
      Electric - Generation                         --              --         23,358         23,358
      Electronic Components -
      Miscellaneous                                 --         217,659             --        217,659
      Public Thoroughfares                          --       1,302,936             --      1,302,936
      Real Estate Operating/Development        445,656              --        326,533        772,189
      All Other Common Stocks               15,419,583              --             --     15,419,583
    Exchange-Traded Funds                      464,135              --             --        464,135
    Warrants                                       501              --             --            501
    Purchased Option                             5,700              --             --          5,700
    Master Limited Partnerships                959,820              --             --        959,820
    Convertible Debenture:
      Metal & Mineral Mining                        --              --        520,000        520,000
    Repurchase Agreement                       380,598              --             --        380,598
                                          ------------    ------------   ------------   ------------
  Total                                   $ 17,675,993    $  1,959,271   $    869,891   $ 20,505,155
                                          ============    ============   ============   ============
GLOBAL RESOURCES FUND
  Investments in securities**
    Common Stocks:
      Coal                                $ 50,028,936    $         --   $  2,400,000   $ 52,428,936
      Electric - Generation                         --          62,925        506,454        569,379
      Energy - Alternate Sources             3,316,454              --             --      3,316,454
      Gold Mining                           52,660,955              --             --     52,660,955
      Metal - Copper                        28,339,258              --             --     28,339,258
      Mining Services                        1,020,523              --        280,995      1,301,518
      Natural Resource Technology                   --              --          7,500          7,500
      Non-Ferrous Metals                     4,662,931         886,844      2,062,500      7,612,275
      Oil Companies - Exploration &
      Production                           275,307,104       5,035,682     33,930,794    314,273,580
      Oil Refining & Marketing               9,248,000              --        424,402      9,672,402
      Platinum                               3,514,690              --             --      3,514,690
      Real Estate Operating/Development             --              --      7,443,544      7,443,544
      All Other Common Stocks              333,039,679              --             --    333,039,679
    Exchange-Traded Funds                    7,186,200              --             --      7,186,200
    Warrants:
      Diversified Minerals                          --              --             --             --
      Gold Mining                           12,243,479              --             --     12,243,479
      Medical - Hospitals                           --              --             --             --
      Metal - Diversified                       33,766              --             --         33,766
      Mining Services                               --              --             --             --
      Natural Resource Technology                   --              --             --             --
      Oil Companies - Exploration &
      Production                             1,644,440      10,850,000      9,165,835     21,660,275
      All Other Warrants                     9,726,500              --             --      9,726,500
    Purchased Options                          306,250              --             --        306,250
    Convertible Debenture:
      Metal & Mineral Mining                        --              --      4,900,000      4,900,000
    Repurchase Agreement                    72,308,373              --             --     72,308,373
                                          ------------    ------------   ------------   ------------
  Total                                   $864,587,538    $ 16,835,451   $ 61,122,024   $942,545,013
                                          ============    ============   ============   ============

142


  NOTES TO PORTFOLIOS OF INVESTMENTS                                               December 31, 2010


                                          QUOTED PRICES
                                            IN ACTIVE     SIGNIFICANT
                                           MARKETS FOR       OTHER       SIGNIFICANT
                                            IDENTICAL      OBSERVABLE    UNOBSERVABLE
                                           INVESTMENTS       INPUTS         INPUTS
                                           (LEVEL 1)*      (LEVEL 2)*     (LEVEL 3)        TOTAL

WORLD PRECIOUS MINERALS FUND
  Investments in securities**
    Common Stocks:
      Diamond/Precious Stones             $ 11,503,029    $         --   $         --   $ 11,503,029
      Gold Mining                          496,675,504         351,392             --    497,026,896
      Metal - Copper                         6,895,025              --             --      6,895,025
      Oil Companies - Exploration &
      Production                            12,552,442              --             --     12,552,442
      Platinum                              10,843,596              --             --     10,843,596
      All Other Common Stocks              161,647,144              --             --    161,647,144
    Exchange-Traded Funds                   20,273,695              --             --     20,273,695
    Warrants:
      Diversified Minerals                     861,888              --             --        861,888
      Gold Mining                           37,130,333       1,002,080             --     38,132,413
      Medical - Hospitals                           --              --             --             --
      Metal - Diversified                      160,091       2,580,969             --      2,741,060
      Silver Mining                          9,711,957       2,761,590             --     12,473,547
      All Other Warrants                     1,126,163              --             --      1,126,163
    Special Warrants:
      Gold/Mineral Exploration &
       Development                                  --              --             --             --
    Purchased Options                          930,000              --             --        930,000
    Units:
      Gold Mining                                   --       1,426,953             --      1,426,953
      Platinum                                      --         730,623             --        730,623
    Subscription Receipts:
      Gold Mining                                   --       1,426,953             --      1,426,953
    Repurchase Agreement                    46,193,553              --             --     46,193,553
                                          ------------    ------------   ------------   ------------
  Total                                   $816,504,420    $ 10,280,560   $         --   $826,784,980
                                          ============    ============   ============   ============
  Other Financial Instruments***
    Foreign Currency                      $    (22,186)   $         --   $         --   $    (22,186)

GOLD AND PRECIOUS METALS FUND
  Investments in securities**
    Common Stocks                         $222,996,976    $         --   $         --   $222,996,976
    Exchange-Traded Funds                    9,670,901              --             --      9,670,901
    Warrants:
      Gold Mining                           19,667,597              --             --     19,667,597
      Medical - Hospitals                           --              --             --             --
      Silver Mining                         13,160,434       1,487,010             --     14,647,444
      All Other Warrants                       935,592              --             --        935,592
    Purchased Options                          363,750              --             --        363,750
    Notes:
      Gold Mining                                   --       4,271,600             --      4,271,600
    Repurchase Agreement                    29,598,697              --             --     29,598,697
                                          ------------    ------------   ------------   ------------
  Total                                   $296,393,947    $  5,758,610   $         --   $302,152,557
                                          ============    ============   ============   ============

                                                                           143


  NOTES TO PORTFOLIOS OF INVESTMENTS                                               December 31, 2010


                                          QUOTED PRICES
                                            IN ACTIVE     SIGNIFICANT
                                           MARKETS FOR       OTHER       SIGNIFICANT
                                            IDENTICAL      OBSERVABLE    UNOBSERVABLE
                                           INVESTMENTS       INPUTS         INPUTS
                                           (LEVEL 1)*      (LEVEL 2)*     (LEVEL 3)        TOTAL
EASTERN EUROPEAN FUND
  Investments in securities**
    Common Stocks:
      Commercial Banks - Non US           $ 73,464,507    $ 44,845,048   $         --   $118,309,555
      Investment Companies                          --         721,952             --        721,952
      Oil Companies - Exploration &
      Production                            40,233,553       4,748,949             --     44,982,502
      Oil Companies - Integrated            41,832,015      11,866,442             --     53,698,457
      All Other Common Stocks              208,831,812              --             --    208,831,812
    Real Estate Investment Trust             1,284,130              --             --      1,284,130
    Warrants:
      Metal - Diversified                           --              --             --             --
      All Other Warrants                     3,248,772              --             --      3,248,772
    Purchased Option                           300,000              --             --        300,000
    Repurchase Agreement                     9,614,559              --             --      9,614,559
                                          ------------    ------------   ------------   ------------
  Total                                   $378,809,348    $ 62,182,391   $         --   $440,991,739
                                          ============    ============   ============   ============

GLOBAL EMERGING MARKETS FUND
  Investments in securities**
    Common Stocks:
      Automotive - Cars & Light Trucks    $    227,407    $    123,684   $         --   $    351,091
      Chemicals - Fibers                            --         264,782             --        264,782
      Commercial Banks - Non US              1,322,197         638,683             --      1,960,880
      Electronic Components -
      Semiconductors                                --         175,935             --        175,935
      Investment Companies                          --         111,070             --        111,070
      Medical Labs & Testing Services               --         327,037             --        327,037
      Oil Companies - Exploration &
      Production                               507,253         241,039             --        748,292
      Oil Companies - Integrated               227,391         375,308             --        602,699
      Retail - Apparel/Shoe                         --         226,681             --        226,681
      Shipbuilding                                  --         197,366             --        197,366
      Sugar                                    170,250         199,647             --        369,897
      Web Portals/Internet Service
      Providers                                     --         144,000             --        144,000
      All Other Common Stocks                7,097,937              --             --      7,097,937
    Exchange-Traded Funds                      531,467              --             --        531,467
    Warrants:
      Metal - Diversified                          129              --             --            129
    Purchased Option                             9,750              --             --          9,750
    Repurchase Agreement                       137,473              --             --        137,473
                                          ------------    ------------   ------------   ------------
  Total                                   $ 10,231,254    $  3,025,232   $         --   $ 13,256,486
                                          ============    ============   ============   ============


144


  NOTES TO PORTFOLIOS OF INVESTMENTS                                               December 31, 2010


                                          QUOTED PRICES
                                            IN ACTIVE     SIGNIFICANT
                                           MARKETS FOR       OTHER       SIGNIFICANT
                                            IDENTICAL      OBSERVABLE    UNOBSERVABLE
                                           INVESTMENTS       INPUTS         INPUTS
                                           (LEVEL 1)*      (LEVEL 2)*     (LEVEL 3)        TOTAL
CHINA REGION FUND
  Investments in securities**
    Common Stocks:
      Automotive - Cars & Light Trucks    $    690,640    $    773,027   $         --   $  1,463,667
      Chemicals - Fibers                            --         661,954             --        661,954
      Commercial Banks - Non US              1,611,935         313,828             --      1,925,763
      Cosmetics & Toiletries                        --         347,684             --        347,684
      Diversified Operations                 1,238,212         600,223             --      1,838,435
      Electronic Components -
      Miscellaneous                            441,001              --             --        441,001
      Internet Telephony                            --              --             --             --
      Shipbuilding                                  --       1,184,195             --      1,184,195
      All Other Common Stocks               39,374,221              --             --     39,374,221
    Real Estate Investment Trust               466,066              --             --        466,066
    Exchange-Traded Funds                    1,613,812              --             --      1,613,812
    Repurchase Agreement                     3,542,867              --             --      3,542,867
                                          ------------    ------------   ------------   ------------
  Total                                   $ 48,978,754    $  3,880,911   $         --   $ 52,859,665
                                          ============    ============   ============   ============

*Significant transfers between Levels 1 and 2 included securities valued at $1,762,576, $211,274,002, $2,458,142 and $10,980,368 at December 31,
 2010, in the Global MegaTrends, Eastern European, Global Emerging Markets and China Region Funds, respectively, included in Level 1 that had previously been included in Level 2 at December 31, 2009. These changed were primarily the result of certain foreign securities using a systematic fair value model at the prior period end but not at December 31, 2010.

**Refer to the portfolio of investments for a detailed list of the fund's investments.

***Other financial instruments include currency contracts and written options. Currency contracts and written options are reported at their unrealized appreciation/depreciation at measurement date, which represents the change in the contract's value from trade date.

The following is a reconciliation of assets for which significant unobservable inputs (Level 3) were used in determining fair value during the period January 1, 2010, through December 31, 2010:

                                                                                                                      CHANGE IN
                                                                                                                      UNREALIZED
                                                                                                                     APPRECIATION
                                                                                                                    (DEPRECIATION)
                                                             CHANGE IN                   TRANSFERS                       FROM
                                 BEGINNING       TOTAL       UNREALIZED        NET       IN AND/OR      ENDING       INVESTMENTS
                                  BALANCE      REALIZED     APPRECIATION    PURCHASES      OUT OF       BALANCE       HELD AS OF
                                 12/31/09     GAIN (LOSS)  (DEPRECIATION)    (SALES)      LEVEL 3*     12/31/10        12/31/10
----------------------------------------------------------------------------------------------------------------------------------
HOLMES GROWTH FUND
Investments in Securities
 Common Stock:
  Financial Services            $    78,523    $       --   $     4,200    $        --  $         --  $    82,723    $     4,200
  Real Estate Operating/
   Development                           --            --            --        100,000            --      100,000             --
 Convertible Debenture:
  Metal & Mineral Mining                 --            --            --        380,000            --      380,000             --
-----------------------------------------------------------------------------------------------------------------------------------
Total Investments in Securities $    78,523    $       --   $     4,200    $   480,000  $         --  $   562,723    $     4,200
-----------------------------------------------------------------------------------------------------------------------------------

                                                                           145


  NOTES TO PORTFOLIOS OF INVESTMENTS                                                                              December 31, 2010


                                                                                                                       CHANGE IN
                                                                                                                       UNREALIZED
                                                                                                                      APPRECIATION
                                                                                                                     (DEPRECIATION)
                                                              CHANGE IN                      TRANSFERS                    FROM
                                 BEGINNING       TOTAL        UNREALIZED          NET        IN AND/OR       ENDING   INVESTMENTS
                                  BALANCE      REALIZED      APPRECIATION      PURCHASES       OUT OF        BALANCE   HELD AS OF
                                 12/31/09     GAIN (LOSS)   (DEPRECIATION)      (SALES)       LEVEL 3*      12/31/10    12/31/10
-----------------------------------------------------------------------------------------------------------------------------------
GLOBAL MEGATRENDS FUND
Investments in Securities
 Common Stock:
  Electric - Generation         $        --    $       --    $       (17)    $    23,375   $         --   $    23,358 $       (17)
  Real Estate Operating/
   Development                           --            --            (92)        326,625             --       326,533         (92)
 Convertible Debenture:
  Metal & Mineral Mining                 --            --             --         520,000             --       520,000          --
-----------------------------------------------------------------------------------------------------------------------------------
Total Investments in Securities $        --    $       --    $      (109)    $   870,000   $         --   $   869,891 $      (109)
-----------------------------------------------------------------------------------------------------------------------------------

GLOBAL RESOURCES FUND
Investments in Securities
 Common Stock:
  Coal                          $        --    $       --    $        --     $ 2,400,000   $         --   $ 2,400,000 $        --
  Electric - Generation                  --            --             (2)        506,456             --       506,454          (2)
  Energy - Alternate Sources             --            --             --              --             --            --          --
  Gold Mining                            --            --             --              --             --            --          --
  Metal - Copper                         --            --             --              --             --            --          --
  Mining Services                   247,019            --         33,976              --             --       280,995      33,976
  Natural Resource Technology            --            --             --              --          7,500         7,500          --
  Non - Ferrous Metals              525,000            --      1,545,000              --         (7,500)    2,062,500   1,545,000
  Oil Companies - Exploration &
   Production                            --            --     23,929,598              --     10,001,196    33,930,794  23,929,598
  Oil Refining & Marketing          537,136            --       (112,734)             --             --       424,402    (112,734)
  Platinum                           20,966        40,649         54,034        (115,649)            --            --          --
  Real Estate Operating/
   Development                           --            --             --       7,443,544             --     7,443,544          --
 Warrants:
  Mining Services                        --            --             --              --             --            --          --
  Oil & Gas Exploration and
   Production                            --            --             --              --             --            --          --
  Oil Companies - Exploration &
   Production                            --            --      9,165,835              --             --     9,165,835   9,165,835
 Units:
  Diversified Minerals              809,023            --         (3,717)             --       (805,306)           --          --
  Oil & Gas Exploration &
   Production                    10,001,196            --             --              --    (10,001,196)           --          --
 Convertible Debenture:
  Metal & Mineral Mining                 --            --             --       4,900,000             --     4,900,000          --
----------------------------------------------------------------------------------------------------------------------------------
Total Investments in Securities $12,140,340    $   40,649    $34,611,990     $15,134,351   $   (805,306)  $61,122,024 $34,561,673
----------------------------------------------------------------------------------------------------------------------------------

146


  NOTES TO PORTFOLIOS OF INVESTMENTS                                                                              December 31, 2010


                                                                                                                       CHANGE IN
                                                                                                                       UNREALIZED
                                                                                                                      APPRECIATION
                                                                                                                     (DEPRECIATION)
                                                              CHANGE IN                      TRANSFERS                    FROM
                                 BEGINNING       TOTAL        UNREALIZED         NET        IN AND/OR       ENDING    INVESTMENTS
                                  BALANCE      REALIZED      APPRECIATION     PURCHASES       OUT OF        BALANCE    HELD AS OF
                                 12/31/09     GAIN (LOSS)   (DEPRECIATION)     (SALES)       LEVEL 3*      12/31/10     12/31/10
-----------------------------------------------------------------------------------------------------------------------------------
WORLD PRECIOUS MINERALS FUND
Investments in Securities
 Common Stock:
  Diamonds/Precious Stones      $        --    $       --    $        --     $        --   $         --   $        -- $        --
  Gold Mining                            --            --        739,238       2,888,544     (3,627,782)           --          --
  Gold/Mineral Exploration &
   Development                    3,124,059      (527,295)       461,215      (1,191,761)    (1,866,218)           --          --
  Metal - Copper                         --            --             --              --             --            --          --
  Oil Companies - Exploration &
   Production                            --            --             --              --             --            --          --
  Platinum                          188,690       365,843        486,310      (1,040,843)            --            --          --
 Warrants:
  Gold/Mineral Exploration and
   Development                      241,427       346,809       (241,427)       (346,809)            --            --          --
 Special Warrants:
  Gold/Mineral Exploration and
   Development                           --            --             --              --             --            --          --
 Notes:
  Gold Mining                     1,027,682      (333,913)       445,070      (1,138,839)            --            --          --
 Units:
  Gold Mining                     1,855,994            --        (16,805)             --     (1,839,189)           --          --
-----------------------------------------------------------------------------------------------------------------------------------
Total Investments in Securities $ 6,437,852    $ (148,556)   $ 1,873,601     $  (829,708)  $ (7,333,189)  $        -- $        --
-----------------------------------------------------------------------------------------------------------------------------------

GOLD AND PRECIOUS METALS
Investments in Securities
 Notes:
  Gold Mining                   $   285,467    $  (92,754)   $   123,631     $  (316,344)  $         --   $        -- $        --
-----------------------------------------------------------------------------------------------------------------------------------
Total Investments in Securities $   285,467    $  (92,754)   $   123,631     $  (316,344)  $         --   $        -- $        --
--------------------------------------------------------------------------------------------------------------------- -------------

  * The Funds' policy is to recognize transfers in and transfers out as of the end of the reporting period.

AFFILIATED COMPANIES - INDICATED IN PORTFOLIO OF INVESTMENTS AS "+"

The Investment Company Act of 1940 defines affiliates as companies in which the Fund owns at least 5% of the outstanding voting securities. The following is a summary of transactions with each affiliated company during the year ended December 31, 2010.

                                                 SHARES OF AFFILIATED COMPANIES
HOLMES GROWTH FUND              DECEMBER 31, 2009   ADDITIONS    REDUCTIONS    DECEMBER 31, 2010
------------------------------------------------------------------------------------------------
MCO Capital, Inc.                   1,000,000               --           --        1,000,000

At December 31, 2010, the value of investments in affiliated companies was $82,723, representing 0.20% of net assets, and the total cost was $78,441. There were no realized gains or losses on transactions. There was no income earned for the year.

                                                 SHARES OF AFFILIATED COMPANIES
GLOBAL RESOURCES FUND           DECEMBER 31, 2009   ADDITIONS    REDUCTIONS    DECEMBER 31, 2010
------------------------------------------------------------------------------------------------
Agriterra Ltd.                      46,380,108         119,892          --         46,500,000
Natasa Mining Ltd.                   1,099,160              --     (60,810)(a)      1,038,350
NiMin Energy Corp.                   2,631,580              --    (731,580)(a)      1,900,000
Prima Colombia Hardwood, Inc.               --      15,741,665    (775,833)        14,965,832
Range Energy Resources, Inc.
  (formerly Range Metals, Inc.)     15,000,000              --          --         15,000,000
Ronter, Inc.                                --       7,568,396          --          7,568,396

  NOTES TO PORTFOLIOS OF INVESTMENTS                   December 31, 2010

At December 31, 2010, the value of investments in affiliated companies was $10,630,066, representing 1.14% of net assets, and the total cost was $13,861,807. Net realized losses on transactions were $468,768, and there was no income earned for the year.

                                                 SHARES OF AFFILIATED COMPANIES
WORLD PRECIOUS MINERALS FUND    DECEMBER 31, 2009   ADDITIONS    REDUCTIONS    DECEMBER 31, 2010
------------------------------------------------------------------------------------------------
Agriterra Ltd.                      28,207,200         592,800          --(a)      28,800,000
Aldridge Minerals, Inc.              1,145,100         169,900          --(a)       1,315,000
Candente Gold Corp.                  4,875,000         645,000    (120,000)         5,400,000
Carnavale Resources Ltd.             3,500,000              --          --(a)       3,500,000
Chesapeake Gold Corp.                2,042,219           7,781    (822,800)(a)      1,227,200
Golden Predator Corp.                  989,000       2,940,000     (80,000)         3,849,000
Gran Colombia Gold Corp.                    --      10,816,200      (2,500)        10,813,700
Hainan Mining Corp. plc              2,018,700              --  (2,018,700)(a)             --
Klondex Mines Ltd.                   2,575,000          82,000     (37,000)         2,620,000
Medoro Resources Ltd.               10,687,557       5,524,988  (7,148,371)         9,064,174
Moss Lake Gold Mines Ltd.            3,182,000         118,000          --          3,300,000
PMI Gold Corp.                              --      10,037,500     (87,500)         9,950,000
Rochester Resources Ltd.             7,130,000         625,000          --          7,755,000
Romarco Minerals, Inc.              16,845,706       4,468,000  (3,493,000)(a)     17,820,706
Rye Patch Gold Corp.                 3,800,000              --      (2,000)(a)      3,798,000

At December 31, 2010, the value of investments in affiliated companies was $67,858,561, representing 8.19% of net assets, and the total cost was $41,792,306. Net realized gains on transactions were $10,671,002, and there was no income earned for the year.

(a) At December 31, 2010, the company is no longer defined as an affiliate, although it was an affiliated company during the year.

RESTRICTED SECURITIES - INDICATED IN PORTFOLIO OF INVESTMENTS AS "RS"

The following securities are subject to contractual and regulatory restrictions on resale or transfer. These investments may involve a high degree of business and financial risk. Because of the thinly traded markets for these investments, a Fund may be unable to liquidate its securities in a timely manner, especially if there is negative news regarding the specific securities or the markets overall. These securities could decline significantly in value before the Fund could liquidate these securities. The issuer bears the cost of registration, if any, involved in the disposition of these securities.

                                                            ACQUISITION        COST PER
HOLMES GROWTH FUND                                             DATE           SHARE/UNIT
----------------------------------------------------------------------------------------
    Grupo Empresarial Ibiza S.A., Convertible Debenture           04/19/10      $100.00
    MCO Capital, Inc., 144A                                       12/04/09        $0.08
    Pacific Infrastructure, Inc.                                  11/22/10        $1.00

As of December 31, 2010, the total cost of restricted securities was $558,441 and the total value was $562,723, representing 1.39% of net assets.


                                                            ACQUISITION        COST PER
GLOBAL MEGATRENDS FUND                                         DATE           SHARE/UNIT
----------------------------------------------------------------------------------------
    Grupo Empresarial Ibiza S.A., Convertible Debenture           04/19/10      $100.00
    Pacific Infrastructure, Inc.                         08/06/10-11/22/10        $1.00
    Ronter, Inc.                                                  08/06/10        $0.07

  NOTES TO PORTFOLIOS OF INVESTMENTS                   December 31, 2010

As of December 31, 2010, the total cost of restricted securities was $870,000 and the total value was $869,891, representing 4.28% of net assets.

                                                            ACQUISITION         COST PER
GLOBAL RESOURCES FUND                                          DATE            SHARE/UNIT
------------------------------------------------------------------------------------------
    Anfield Nickel Corp., 144A                                   10/22/10         $3.65
    GoviEX Uranium, Inc.                                         10/04/07         $1.96
    Grupo Empresarial Ibiza S.A., Convertible Debenture          04/19/10       $100.00
    HRT Participacoes Em Petroleo                                10/28/09       $141.20
    HRT Participacoes Em Petroleo, Warrant
        (November 2013)                                          10/28/09         $0.00
    I-Pulse, Inc. (formerly GoviEx IP Holdings, Inc.)            10/04/07         $1.88
    I-Pulse, Inc., Warrants (March 2011)                         10/04/07         $0.00
    Osmium Holdings S.A.                                10/22/96-01/29/98       $987.07
    Pacific Coal, S.A., 144A                                     09/10/10         $1.00
    Pacific Infrastructure, Inc.                        08/06/10-11/22/10         $1.00
    Ronter, Inc.                                                 08/06/10         $0.07
    Value Creation, Inc.                                         08/11/06        $10.60

As of December 31, 2010, the total cost of restricted securities was $31,119,638 and the total value was $61,727,873, representing 6.64% of net assets.

                                                            ACQUISITION        COST PER
WORLD PRECIOUS MINERALS FUND                                   DATE           SHARE/UNIT
----------------------------------------------------------------------------------------
    Canyon Resources Ltd.                                        12/15/10         $0.38
    Elissa Resources Ltd.                                        04/19/10         $0.00
    Miocene Metals Ltd., Special Warrants
      (October 2011)                                             04/28/10         $0.00
    Osmium Holdings S.A.                                10/22/96-01/29/98     $1,280.75
    Petaquilla Minerals Ltd., Units                              12/21/10         $0.98
    Petaquilla Minerals Ltd., Subscription Receipts              12/21/10         $0.98
    Seafield Resources Ltd., Units                               12/20/10         $0.49
    Western Exploration & Development Ltd., 144A, Special
    Warrants (December 2049)                                     08/14/97         $0.50

As of December 31, 2010, the total cost of restricted securities was $5,030,440 and the total value was $3,935,921, representing 0.47% of net assets.

  STATEMENTS OF ASSETS AND LIABILITIES

                                                              U.S. TREASURY
                                                               SECURITIES
                                                                CASH FUND

Investments, at identified cost                                $99,653,581
                                                               ===========
ASSETS
---------------------------------------------------------------------------
Investments, at value:
    Securities                                                 $39,998,579
    Repurchase agreements                                       59,655,002
Cash                                                                    --
Receivables:
    Interest                                                           252
    Capital shares sold                                            447,682
    From adviser                                                    23,336
Other assets                                                        28,151
---------------------------------------------------------------------------
TOTAL ASSETS                                                   100,153,002
---------------------------------------------------------------------------

LIABILITIES
---------------------------------------------------------------------------
Payables:
    Capital shares redeemed                                        606,654
    Adviser and affiliates                                          18,376
    Dividends and distributions                                         --
    Accounts payable and accrued expenses                           36,742
---------------------------------------------------------------------------
TOTAL LIABILITIES                                                  661,772
---------------------------------------------------------------------------

NET ASSETS                                                     $99,491,230
                                                               ===========

NET ASSETS CONSIST OF:
---------------------------------------------------------------------------
Paid-in capital                                                $99,490,323
Accumulated undistributed net investment income                        907
Accumulated net realized gain (loss) on investments                     --
Net unrealized appreciation of investments                              --
                                                               -----------
Net assets applicable to capital shares outstanding            $99,491,230
                                                               -----------

BY SHARE CLASS

NET ASSETS
---------------------------------------------------------------------------
Investor class                                                 $99,491,230

CAPITAL SHARES OUTSTANDING, AN UNLIMITED NUMBER OF NO PAR
SHARES AUTHORIZED
---------------------------------------------------------------------------
Investor class                                                  99,566,483

NET ASSET VALUE, PUBLIC OFFERING PRICE, REDEMPTION PRICE,
PER SHARE
---------------------------------------------------------------------------
Investor class                                                 $      1.00

See accompanying notes to financial statements.

150


                                                                                                             December 31, 2010


                                                                          U.S. GOVERNMENT
                                                                            SECURITIES           NEAR-TERM          TAX FREE
                                                                           SAVINGS FUND        TAX FREE FUND          FUND

Investments, at identified cost                                            $203,598,089         $28,299,557        $19,513,936
                                                                           ============         ===========        ===========
ASSETS
-------------------------------------------------------------------------------------------------------------------------------
Investments, at value:
    Securities                                                             $203,598,089         $26,621,257        $19,321,614
    Repurchase agreements                                                            --           2,285,040            333,047
Cash                                                                                771               8,750                 --
Receivables:
    Interest                                                                     98,511             322,793            283,588
    Capital shares sold                                                         472,566              27,418              3,078
    From adviser                                                                 16,232               1,773                 --
Other assets                                                                     42,718               5,621              5,975
-------------------------------------------------------------------------------------------------------------------------------
TOTAL ASSETS                                                                204,228,887          29,272,652         19,947,302
-------------------------------------------------------------------------------------------------------------------------------

LIABILITIES
-------------------------------------------------------------------------------------------------------------------------------
Payables:
    Capital shares redeemed                                                     327,295              81,901            102,135
    Adviser and affiliates                                                       21,675               3,951              3,927
    Dividends and distributions                                                      --              10,465             12,102
    Accounts payable and accrued expenses                                        45,224              38,490             34,894
-------------------------------------------------------------------------------------------------------------------------------
TOTAL LIABILITIES                                                               394,194             134,807            153,058
-------------------------------------------------------------------------------------------------------------------------------

NET ASSETS                                                                 $203,834,693         $29,137,845        $19,794,244
                                                                           ============         ===========        ===========

NET ASSETS CONSIST OF:
-------------------------------------------------------------------------------------------------------------------------------
Paid-in capital                                                            $203,833,656         $28,804,702        $20,077,287
Accumulated undistributed net investment income                                      --              17,640             33,463
Accumulated net realized gain (loss) on investments                               1,037            (291,237)          (457,231)
Net unrealized appreciation of investments                                           --             606,740            140,725
                                                                           ------------         -----------        -----------
Net assets applicable to capital shares outstanding                        $203,834,693         $29,137,845        $19,794,244
                                                                           ============         ===========        ===========

BY SHARE CLASS

NET ASSETS
-------------------------------------------------------------------------------------------------------------------------------
Investor class                                                             $203,834,693         $29,137,845        $19,794,244

CAPITAL SHARES OUTSTANDING, AN UNLIMITED NUMBER OF NO PAR
SHARES AUTHORIZED
-------------------------------------------------------------------------------------------------------------------------------
Investor class                                                              204,001,900          13,130,794          1,647,825

NET ASSET VALUE, PUBLIC OFFERING PRICE, REDEMPTION PRICE,
PER SHARE
-------------------------------------------------------------------------------------------------------------------------------
Investor class                                                             $       1.00         $      2.22        $     12.01

  STATEMENTS OF ASSETS AND LIABILITIES

                                                 ALL AMERICAN      HOLMES GROWTH
                                                 EQUITY FUND           FUND
Investments, at identified cost                  $15,256,095        $33,350,869
                                                 ===========        ===========
ASSETS
--------------------------------------------------------------------------------
Investments, at value:
    Securities of unaffiliated issuers           $16,961,886        $38,932,613
    Securities of affiliated issuers                      --             82,723
    Repurchase agreements                            971,270          1,872,887
Cash                                                      --                 --
Foreign currencies (Cost $0, $0, $0, $0 and
    $4,393,298)                                           --                 --
Receivables:
    Investments sold                                  33,849          1,030,483
    Dividends and interest                            13,294             37,759
    Capital shares sold                               43,505            109,343
Other assets                                          16,748             20,814
--------------------------------------------------------------------------------
TOTAL ASSETS                                      18,040,552         42,086,622
--------------------------------------------------------------------------------
LIABILITIES
--------------------------------------------------------------------------------
Payables:
    Investments purchased                            196,176          1,360,483
    Capital shares redeemed                           24,542             23,173
    Adviser and affiliates                            23,229             60,762
    Accounts payable and accrued expenses             36,703             37,992
    Unrealized depreciation on foreign currency
      exchange contracts - Note 2 B                       --                 --
    Due to custodian                                      --                 --
--------------------------------------------------------------------------------
TOTAL LIABILITIES                                    280,650          1,482,410
--------------------------------------------------------------------------------
NET ASSETS                                       $17,759,902        $40,604,212
                                                 ===========        ===========

NET ASSETS CONSIST OF:
--------------------------------------------------------------------------------
Paid-in capital                                  $18,926,295        $37,903,874
Accumulated undistributed net investment income
    (distributions in excess of net investment
    income)                                            9,718           (386,452)
Accumulated net realized loss on investments
    and foreign currencies                        (3,853,172)        (4,450,437)
Net unrealized appreciation of investments and
    other assets and liabilities denominated in
    foreign currencies                             2,677,061          7,537,227
                                                 -----------        -----------
Net assets applicable to capital shares
    outstanding                                  $17,759,902        $40,604,212
                                                 ===========        ===========
BY SHARE CLASS
NET ASSETS
--------------------------------------------------------------------------------
Investor class                                   $17,759,902        $40,604,212
Institutional class                                      n/a                n/a

CAPITAL SHARES OUTSTANDING, AN UNLIMITED NUMBER
OF NO PAR SHARES AUTHORIZED
--------------------------------------------------------------------------------
Investor class                                       781,785          2,176,676
Institutional class                                      n/a                n/a

NET ASSET VALUE, PUBLIC OFFERING PRICE,
REDEMPTION PRICE, PER SHARE
--------------------------------------------------------------------------------
Investor class                                   $     22.72        $     18.65
Institutional class                                      N/A                N/A

See accompanying notes to financial statements.

152



                                                                                              December 31, 2010


                                                    GLOBAL MEGATRENDS      GLOBAL RESOURCES      WORLD PRECIOUS
                                                          FUND                   FUND            MINERALS FUND
Investments, at identified cost                        $16,666,752          $  745,736,603         $592,850,843
                                                       ===========          ==============         ============
ASSETS
---------------------------------------------------------------------------------------------------------------
Investments, at value:
    Securities of unaffiliated issuers                 $20,124,557          $  859,606,574        $712,732,866
    Securities of affiliated issuers                            --              10,630,066          67,858,561
    Repurchase agreements                                  380,598              72,308,373          46,193,553
Cash                                                            --               1,914,971                  --
Foreign currencies (Cost $0, $0, $0, $0 and
    $4,393,298)
Receivables:                                                    --                      --           4,536,978
    Investments sold                                       407,608               6,643,459           6,129,060
    Dividends and interest                                  23,128                 237,530             108,645
    Capital shares sold                                     11,306               3,058,372           1,505,477
Other assets                                                19,727                 115,602             116,238
---------------------------------------------------------------------------------------------------------------
TOTAL ASSETS                                            20,966,924             954,514,947         839,181,378
---------------------------------------------------------------------------------------------------------------
LIABILITIES
---------------------------------------------------------------------------------------------------------------
Payables:
    Investments purchased                                  600,358              21,899,949           8,191,510
    Capital shares redeemed                                 12,287               1,723,054             795,423
    Adviser and affiliates                                  11,324               1,202,105           1,147,190
    Accounts payable and accrued expenses                   41,257                 184,529             193,953
    Unrealized depreciation on foreign currency
      exchange contracts - Note 2 B                             --                      --              22,186
    Due to custodian                                            --                  24,137                  --
---------------------------------------------------------------------------------------------------------------
TOTAL LIABILITIES                                          665,226              25,033,774          10,350,262
---------------------------------------------------------------------------------------------------------------

NET ASSETS                                             $20,301,698          $  929,481,173        $828,831,116
                                                       ===========          ==============        ============

NET ASSETS CONSIST OF:
---------------------------------------------------------------------------------------------------------------
Paid-in capital                                        $31,242,665          $1,160,548,561        $760,641,199
Accumulated undistributed net investment income
    (distributions in excess of net investment
    income)                                                 69,637             (19,036,655)        (71,805,230)
Accumulated net realized loss on investments
    and foreign currencies                             (14,849,038)           (408,837,930)        (93,987,720)
Net unrealized appreciation of investments and
    other assets and liabilities denominated in
    foreign currencies                                   3,838,434             196,807,197         233,982,867
                                                       -----------          --------------        ------------
Net assets applicable to capital shares                $20,301,698          $  929,481,173        $828,831,116
    outstanding                                        ===========          ==============        ============

BY SHARE CLASS
NET ASSETS
---------------------------------------------------------------------------------------------------------------
Investor class                                         $16,331,649          $  911,558,647        $826,598,066
Institutional class                                      3,970,049              17,922,526           2,233,050

CAPITAL SHARES OUTSTANDING, AN UNLIMITED NUMBER
OF NO PAR SHARES AUTHORIZED
---------------------------------------------------------------------------------------------------------------
Investor class                                           1,850,538              76,514,447          37,094,244
Institutional class                                        451,818               1,496,622             100,173

NET ASSET VALUE, PUBLIC OFFERING PRICE,
REDEMPTION PRICE, PER SHARE
---------------------------------------------------------------------------------------------------------------
Investor class                                         $      8.83          $        11.91        $      22.28
Institutional class                                           8.79                   11.98               22.29

                                                                     153

  STATEMENTS OF ASSETS AND LIABILITIES


                                                              GOLD AND PRECIOUS
                                                                 METALS FUND
Investments, at identified cost                                 $214,595,267
                                                                ============
ASSETS
-------------------------------------------------------------------------------
Investments, at value:
    Securities                                                  $272,553,860
    Repurchase agreements                                         29,598,697
Cash                                                                 148,551
Foreign currencies (Cost $0, $0, $303,945 and $0)                         --
Receivables:
    Investments sold                                                 850,661
    Dividends and interest                                           111,714
    Capital shares sold                                              491,727
Other assets                                                          67,700
-------------------------------------------------------------------------------
TOTAL ASSETS                                                     303,822,910
-------------------------------------------------------------------------------

LIABILITIES
-------------------------------------------------------------------------------
Payables:
    Investments purchased                                          2,205,948
    Capital shares redeemed                                          176,807
    Adviser and affiliates                                           395,163
    Accounts payable and accrued expenses                             96,209
-------------------------------------------------------------------------------
TOTAL LIABILITIES                                                  2,874,127
-------------------------------------------------------------------------------

NET ASSETS                                                      $300,948,783
                                                                ============

NET ASSETS CONSIST OF:
-------------------------------------------------------------------------------
Paid-in capital                                                 $219,011,279
Distributions in excess of net investment income                  (4,185,270)
Accumulated net realized loss on investments and foreign
  currencies                                                      (1,433,785)
Net unrealized appreciation of investments and other assets
  and liabilities denominated in foreign currencies               87,556,559
                                                                ------------
Net assets applicable to capital shares outstanding             $300,948,783
                                                                ============

BY SHARE CLASS

NET ASSETS
-------------------------------------------------------------------------------
Investor class                                                  $300,948,783

CAPITAL SHARES OUTSTANDING, AN UNLIMITED NUMBER OF NO PAR
SHARES AUTHORIZED
-------------------------------------------------------------------------------
Investor class                                                    15,356,062

NET ASSET VALUE, PUBLIC OFFERING PRICE, REDEMPTION PRICE,
PER SHARE
-------------------------------------------------------------------------------
Investor class                                                  $      19.60


See accompanying notes to financial statements.

154

                                                                                                    December 31, 2010


                                                                     EASTERN         GLOBAL EMERGING         CHINA
                                                                  EUROPEAN FUND       MARKETS FUND        REGION FUND
Investments, at identified cost                                   $298,661,111        $ 11,526,795       $ 46,235,525
                                                                  ------------        ------------       ------------
ASSETS
---------------------------------------------------------------------------------------------------------------------
Investments, at value:
    Securities                                                    $431,377,180        $ 13,119,013       $ 49,316,798
    Repurchase agreements                                            9,614,559             137,473          3,542,867
Cash                                                                 2,373,892                  --                 --
Foreign currencies (Cost $0, $0, $303,945 and $0)                           --             311,329                 --
Receivables:                                                            42,793                  --                 --
    Investments sold
    Dividends and interest                                           1,574,322              36,855             14,837
    Capital shares sold                                                146,932             170,208              4,274
Other assets                                                            73,961              27,754             27,104
---------------------------------------------------------------------------------------------------------------------
TOTAL ASSETS                                                       445,203,639          13,802,632         52,905,880
---------------------------------------------------------------------------------------------------------------------

LIABILITIES
---------------------------------------------------------------------------------------------------------------------
Payables:
    Investments purchased                                            3,505,547             144,168            725,933
    Capital shares redeemed                                            884,162             184,211            193,727
    Adviser and affiliates                                             671,609              18,119             82,937
    Accounts payable and accrued expenses                              105,180              53,273             59,887
---------------------------------------------------------------------------------------------------------------------
TOTAL LIABILITIES                                                    5,166,498             399,771          1,062,484
---------------------------------------------------------------------------------------------------------------------

NET ASSETS                                                        $440,037,141        $ 13,402,861       $ 51,843,396
                                                                  ------------        ------------       ------------

NET ASSETS CONSIST OF:
---------------------------------------------------------------------------------------------------------------------
Paid-in capital                                                   $672,675,014        $ 24,000,039       $ 60,753,969
Distributions in excess of net investment income                      (449,559)            (58,730)          (454,818)
Accumulated net realized loss on investments and foreign
  currencies                                                      (374,534,947)        (12,275,600)       (15,079,893)
Net unrealized appreciation of investments and other assets
  and liabilities denominated in foreign currencies                142,346,633           1,737,152          6,624,138
                                                                  ------------        ------------       ------------
Net assets applicable to capital shares outstanding               $440,037,141        $ 13,402,861       $ 51,843,396
                                                                  ------------        ------------       ------------

BY SHARE CLASS

NET ASSETS
---------------------------------------------------------------------------------------------------------------------
Investor class                                                    $440,037,141        $ 13,402,861       $ 51,843,396

CAPITAL SHARES OUTSTANDING, AN UNLIMITED NUMBER OF NO PAR
SHARES AUTHORIZED
---------------------------------------------------------------------------------------------------------------------
Investor class                                                      40,717,369           1,462,067          5,474,781

NET ASSET VALUE, PUBLIC OFFERING PRICE, REDEMPTION PRICE,
PER SHARE
---------------------------------------------------------------------------------------------------------------------
Investor class                                                    $      10.81        $       9.17       $       9.47

  STATEMENTS OF OPERATIONS

                                                              U.S. TREASURY
                                                               SECURITIES
                                                                CASH FUND
NET INVESTMENT INCOME

INCOME:
---------------------------------------------------------------------------
    Interest and other                                         $  167,583

EXPENSES:
---------------------------------------------------------------------------
    Management fee                                                522,585
    Administrative services fee                                    83,614
    Transfer agent fees and expenses                              227,444
    Accounting service fees and expenses                           19,838
    Professional fees                                              34,291
    Custodian fees                                                 63,193
    Shareholder reporting expenses                                 26,096
    Registration fees                                              30,374
    Trustee fees and expenses                                      18,936
    Miscellaneous expenses                                         33,750
                                                               ----------
        Total expenses before reductions                        1,060,121
    Expenses offset - Note 1 H                                         (3)
    Expenses reimbursed - Note 3                                 (902,994)
                                                               -----------
        NET EXPENSES                                              157,124

---------------------------------------------------------------------------
NET INVESTMENT INCOME                                              10,459
---------------------------------------------------------------------------

NET REALIZED AND UNREALIZED GAIN (LOSS)
 ON INVESTMENTS
    Realized gain (loss) from securities                               --
    Net change in unrealized appreciation (depreciation) of
      Investments                                                      --
---------------------------------------------------------------------------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS                 --
---------------------------------------------------------------------------

NET INCREASE IN NET ASSETS
 RESULTING FROM OPERATIONS                                     $   10,459
                                                               ==========

See accompanying notes to financial statements.

156


                                                                       For the Year Ended December 31, 2010


                                                            U.S. GOVERNMENT     NEAR-TERM
                                                              SECURITIES        TAX FREE
                                                             SAVINGS FUND         FUND        TAX FREE FUND
NET INVESTMENT INCOME

INCOME:
-----------------------------------------------------------------------------------------------------------
    Interest and other                                        $   376,524       $ 771,839       $ 929,181

EXPENSES:
-----------------------------------------------------------------------------------------------------------
    Management fee                                              1,145,869         132,475         164,008
    Administrative services fee                                   183,415          21,196          17,494
    Transfer agent fees and expenses                              281,415          49,960          48,064
    Accounting service fees and expenses                           37,159          42,243          36,051
    Professional fees                                              43,735          37,089          34,906
    Custodian fees                                                 55,914          15,478          12,933
    Shareholder reporting expenses                                 37,226           6,737           7,356
    Registration fees                                              27,920          14,278          15,790
    Trustee fees and expenses                                      18,936          18,937          18,937
    Miscellaneous expenses                                         61,274           6,836           7,897
                                                              -----------       ---------       ---------
        Total expenses before reductions                        1,892,863         345,229         363,436
    Expenses offset - Note 1 H                                         --             (68)           (123)
    Expenses reimbursed - Note 3                               (1,539,262)       (225,934)       (210,238)
                                                              -----------       ---------       ---------
        NET EXPENSES                                              353,601         119,227         153,075

-----------------------------------------------------------------------------------------------------------
NET INVESTMENT INCOME                                              22,923         652,612         776,106
-----------------------------------------------------------------------------------------------------------

NET REALIZED AND UNREALIZED GAIN (LOSS)
 ON INVESTMENTS
    Realized gain (loss) from securities                            1,037          (2,532)         63,643
    Net change in unrealized appreciation (depreciation) of
      Investments                                                      --          21,885        (339,473)
-----------------------------------------------------------------------------------------------------------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS              1,037          19,353        (275,830)
-----------------------------------------------------------------------------------------------------------

NET INCREASE IN NET ASSETS
 RESULTING FROM OPERATIONS                                    $    23,960       $ 671,965       $ 500,276
                                                              ===========       =========       =========

  STATEMENTS OF OPERATIONS

                                                         ALL AMERICAN       HOLMES
                                                          EQUITY FUND    GROWTH FUND
NET INVESTMENT INCOME
INCOME:
-------------------------------------------------------------------------------------
    Dividends from unaffiliated issuers                   $  358,911      $  214,684
    Foreign tax withheld on dividends                           (331)        (13,274)
                                                          ----------      ----------
        Net dividends                                        358,580         201,410
    Interest and other                                         1,454          37,136
                                                          ----------      ----------
        TOTAL INCOME                                         360,034         238,546
EXPENSES:
-------------------------------------------------------------------------------------
    Management fee                                           112,663         318,100
    Administrative services fee                               13,218          29,634
    Administrative services fee - Investor class                  --              --
    Administrative services fee - Institutional class             --              --
    Transfer agent fees and expenses - Investor class        100,795          95,497
    Transfer agent fees and expenses - Institutional
     class                                                        --              --
    Accounting service fees and expenses                      20,500          26,700
    Professional fees                                         35,832          36,982
    Professional fees - Investor class                            --              --
    Professional fees - Institutional class                       --              --
    Distribution plan fee                                     41,307          92,606
    Custodian fees                                            18,088          38,742
    Shareholder reporting expenses - Investor class           23,687          16,736
    Shareholder reporting expenses - Institutional class          --              --
    Registration fees                                         16,049          17,153
    Registration fees - Investor class                            --              --
    Registration fees - Institutional class                       --              --
    Trustee fees and expenses                                 18,937          18,936
    Miscellaneous expenses                                    21,125          24,409
                                                          ----------      ----------
        Total expenses before reductions                     422,201         715,495
    Expenses offset - Note 1 H                                  (195)           (102)
    Expenses reimbursed - Note 3                             (79,186)            (20)
                                                          ----------      ----------
        NET EXPENSES                                         342,820         715,373

-------------------------------------------------------------------------------------
NET INVESTMENT INCOME (LOSS)                                  17,214        (476,827)
-------------------------------------------------------------------------------------

NET REALIZED AND UNREALIZED
 GAIN (LOSS) ON INVESTMENTS
    Realized gain (loss) from:
        Securities from unaffiliated issuers               2,249,349       6,233,735
        Securities from affiliated issuers                        --              --
        Written options                                       57,396         (23,967)
        Foreign currency transactions                             --          (9,344)
                                                          ----------      ----------
        NET REALIZED GAIN                                  2,306,745       6,200,424
                                                          ----------      ----------
    Net change in unrealized appreciation
      (depreciation) of:
        Investments                                          160,595       1,602,076
        Written options                                          672           1,512
        Other assets and liabilities denominated in
          foreign currencies                                      --              78
                                                          ----------      ----------
        NET UNREALIZED APPRECIATION (DEPRECIATION)           161,267       1,603,666
-------------------------------------------------------------------------------------
NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS            2,468,012       7,804,090
-------------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS RESULTING
 FROM OPERATIONS                                          $2,485,226      $7,327,263
                                                          ==========      ==========
See accompanying notes to financial statements.

158


                                                                                     For the Year Ended December 31, 2010


                                                          GLOBAL MEGATRENDS        GLOBAL RESOURCES        WORLD PRECIOUS
                                                                 FUND                    FUND               MINERALS FUND
NET INVESTMENT INCOME
INCOME:
--------------------------------------------------------------------------------------------------------------------------
    Dividends from unaffiliated issuers                      $   578,758             $  4,381,827           $  1,090,187
    Foreign tax withheld on dividends                            (32,249)                (146,826)              (108,497)
                                                             -----------             ------------           ------------
        Net dividends                                            546,509                4,235,001                981,690
    Interest and other                                            49,693                  655,905                132,426
                                                             -----------             ------------           ------------
        TOTAL INCOME                                             596,202                4,890,906              1,114,116
EXPENSES:
--------------------------------------------------------------------------------------------------------------------------
    Management fee                                               196,859                7,424,689              7,999,662
    Administrative services fee                                   10,680                  334,097                309,916
    Administrative services fee - Investor class                   7,175                  238,032                229,667
    Administrative services fee - Institutional class                129                    1,371                     60
    Transfer agent fees and expenses - Investor class             89,335                1,662,309              1,285,566
    Transfer agent fees and expenses - Institutional
     class                                                        10,842                   11,634                 10,841
    Accounting service fees and expenses                          33,470                  240,023                229,999
    Professional fees                                             36,264                   89,675                105,184
    Professional fees - Investor class                               805                    1,123                  1,083
    Professional fees - Institutional class                        2,420                    2,749                  2,420
    Distribution plan fee                                         55,392                1,783,573              1,686,011
    Custodian fees                                                43,677                  183,165                269,154
    Shareholder reporting expenses - Investor class               15,357                  218,979                143,951
    Shareholder reporting expenses - Institutional class               6                       25                      6
    Registration fees                                             10,801                   26,691                 31,199
    Registration fees - Investor class                             5,400                    9,251                  4,965
    Registration fees - Institutional class                       14,465                   14,465                 14,465
    Trustee fees and expenses                                     18,947                   18,941                 18,936
    Miscellaneous expenses                                        23,968                  129,435                113,189
                                                             -----------             ------------           ------------
        Total expenses before reductions                         575,992               12,390,227             12,456,274
    Expenses offset - Note 1 H                                      (129)                    (258)                   (96)
    Expenses reimbursed - Note 3                                 (77,491)                 (30,244)               (27,791)
                                                             -----------             ------------           ------------
        NET EXPENSES                                             498,372               12,359,725             12,428,387

--------------------------------------------------------------------------------------------------------------------------
NET INVESTMENT INCOME (LOSS)                                      97,830               (7,468,819)           (11,314,271)
--------------------------------------------------------------------------------------------------------------------------

NET REALIZED AND UNREALIZED
 GAIN (LOSS) ON INVESTMENTS
    Realized gain (loss) from:
        Securities from unaffiliated issuers                   1,172,058              105,390,872             79,945,600
        Securities from affiliated issuers                            --                 (468,768)            10,671,002
        Written options                                           27,276                  615,988                969,302
        Foreign currency transactions                              1,602                 (466,792)              (819,487)
                                                             -----------             ------------           ------------
        NET REALIZED GAIN                                      1,200,936              105,071,300             90,766,417
                                                             -----------             ------------           ------------
    Net change in unrealized appreciation
      (depreciation) of:
        Investments                                              (12,633)             139,044,550            184,883,632
        Written options                                               --                  (89,481)                    --
        Other assets and liabilities denominated in
          foreign currencies                                         172                     (352)                16,514
                                                             -----------             ------------           ------------
        NET UNREALIZED APPRECIATION (DEPRECIATION)               (12,461)             138,954,717            184,900,146
--------------------------------------------------------------------------------------------------------------------------
NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS                1,188,475              244,026,017            275,666,563
--------------------------------------------------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS RESULTING
 FROM OPERATIONS                                             $ 1,286,305             $236,557,198           $264,352,292
                                                             ===========             ============           ============

  STATEMENTS OF OPERATIONS

                                                                 GOLD AND PRECIOUS
                                                                    METALS FUND
NET INVESTMENT INCOME

INCOME:
----------------------------------------------------------------------------------
    Dividends                                                       $   783,726
    Foreign tax withheld on dividends                                   (70,450)
                                                                    -----------
        Net dividends                                                   713,276
    Interest and other                                                  127,150
                                                                    -----------
        TOTAL INCOME                                                    840,426

EXPENSES:
----------------------------------------------------------------------------------
    Management fee                                                    2,623,518
    Administrative services fee                                         195,649
    Transfer agent fees and expenses                                    461,547
    Accounting service fees and expenses                                100,613
    Professional fees                                                    55,247
    Distribution plan fee                                               611,403
    Custodian fees                                                      138,664
    Shareholder reporting expenses                                       92,671
    Registration fees                                                    26,884
    Trustee fees and expenses                                            18,937
    Miscellaneous expenses                                               72,993
                                                                    -----------
        Total expenses before reductions                              4,398,126
    Expenses offset - Note 1 H                                              (43)
    Expenses reimbursed - Note 3                                             --
                                                                    -----------
        NET EXPENSES                                                  4,398,083

----------------------------------------------------------------------------------
NET INVESTMENT LOSS                                                  (3,557,657)
----------------------------------------------------------------------------------

NET REALIZED AND UNREALIZED
 GAIN (LOSS) ON INVESTMENTS
    Realized gain (loss) from:
        Securities from unaffiliated issuers                         32,560,922
        Written options                                                 585,697
        Foreign currency transactions                                  (225,461)
                                                                    -----------
        NET REALIZED GAIN                                            32,921,158
                                                                    -----------
    Net change in unrealized appreciation (depreciation) of:
        Investments                                                  50,236,447
        Other assets and liabilities denominated in
          foreign currencies                                            (17,784)
                                                                    -----------
        NET UNREALIZED APPRECIATION (DEPRECIATION)                   50,218,663

----------------------------------------------------------------------------------
NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS                      83,139,821
----------------------------------------------------------------------------------

NET INCREASE IN NET ASSETS
 RESULTING FROM OPERATIONS                                          $79,582,164
                                                                    ===========

See accompanying notes to financial statements.

160



                                                                                           For the Year Ended December 31, 2010


                                                                      EASTERN EUROPEAN       GLOBAL EMERGING       CHINA REGION
                                                                            FUND              MARKETS FUND             FUND
NET INVESTMENT INCOME

INCOME:
-------------------------------------------------------------------------------------------------------------------------------
    Dividends                                                           $ 7,803,305            $  254,201          $   757,733
    Foreign tax withheld on dividends                                    (1,141,155)              (22,860)             (51,049)
                                                                        -----------            ----------          -----------
        Net dividends                                                     6,662,150               231,341              706,684
    Interest and other                                                       39,037                   821                7,663
                                                                        -----------            ----------          -----------
        TOTAL INCOME                                                      6,701,187               232,162              714,347

EXPENSES:
-------------------------------------------------------------------------------------------------------------------------------
    Management fee                                                        4,716,190               159,072              633,102
    Administrative services fee                                             345,907                10,466               41,785
    Transfer agent fees and expenses                                      1,019,185                69,833              171,997
    Accounting service fees and expenses                                    155,000                30,700               42,300
    Professional fees                                                        62,487                57,842               60,357
    Distribution plan fee                                                 1,080,958                32,708              130,579
    Custodian fees                                                          623,120                52,960               63,083
    Shareholder reporting expenses                                          120,185                12,980               32,920
    Registration fees                                                        16,626                15,843               18,974
    Trustee fees and expenses                                                18,937                18,937               18,937
    Miscellaneous expenses                                                   88,280                30,360               34,770
                                                                        -----------            ----------          -----------
        Total expenses before reductions                                  8,246,875               491,701            1,248,804
    Expenses offset - Note 1 H                                                 (130)                 (143)                 (69)
    Expenses reimbursed - Note 3                                                 --              (100,261)                (163)
                                                                        -----------            ----------          -----------
        NET EXPENSES                                                      8,246,745               391,297            1,248,572
-------------------------------------------------------------------------------------------------------------------------------

NET INVESTMENT LOSS                                                      (1,545,558)             (159,135)            (534,225)
-------------------------------------------------------------------------------------------------------------------------------

NET REALIZED AND UNREALIZED
 GAIN (LOSS) ON INVESTMENTS
    Realized gain (loss) from:
        Securities from unaffiliated issuers                             11,212,887             1,043,518           10,066,184
        Written options                                                      82,003                25,951               45,464
        Foreign currency transactions                                      (348,903)               (6,773)             (38,904)
                                                                        -----------            ----------          -----------
        NET REALIZED GAIN                                                10,945,987             1,062,696           10,072,744
                                                                        -----------            ----------          -----------
    Net change in unrealized appreciation (depreciation) of:
        Investments                                                      61,356,416               846,713           (3,498,233)
        Other assets and liabilities denominated in
          foreign currencies                                                 44,490                 7,408               (6,088)
                                                                        -----------            ----------          -----------
        NET UNREALIZED APPRECIATION (DEPRECIATION)                       61,400,906               854,121           (3,504,321)

-------------------------------------------------------------------------------------------------------------------------------
NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS                          72,346,893             1,916,817            6,568,423
-------------------------------------------------------------------------------------------------------------------------------

NET INCREASE IN NET ASSETS
 RESULTING FROM OPERATIONS                                              $70,801,335            $1,757,682          $ 6,034,198
                                                                        ===========            ==========          ===========

  STATEMENTS OF CHANGES IN NET ASSETS

                                                             U.S. TREASURY SECURITIES
                                                                    CASH FUND
                                                          ------------------------------
                                                           YEAR ENDED        YEAR ENDED
                                                          DECEMBER 31,      DECEMBER 31,
                                                              2010              2009

INCREASE (DECREASE)
 IN NET ASSETS
FROM OPERATIONS:
-----------------------------------------------------------------------------------------
    Net investment income                                $      10,459       $     11,265
    Net realized gain (loss)                                        --                 --
    Net unrealized appreciation                                     --                 --
                                                         -------------       ------------
        NET INCREASE IN NET ASSETS FROM OPERATIONS              10,459             11,265

DISTRIBUTIONS TO SHAREHOLDERS:
-----------------------------------------------------------------------------------------
    From net investment income
        Investor class                                         (10,459)           (10,436)
                                                         -------------       -------------
        TOTAL DISTRIBUTIONS TO SHAREHOLDERS                    (10,459)           (10,436)

FROM CAPITAL SHARE TRANSACTIONS:
-----------------------------------------------------------------------------------------
    Proceeds from shares sold
        Investor class                                     153,202,824        153,649,644
    Distributions reinveste
        Investor class                                          10,282             10,353
                                                         -------------      -------------
                                                           153,213,106        153,659,997
    Cost of shares redeemed
        Investor class                                    (157,611,264)      (171,181,575)
                                                         -------------      -------------
        NET INCREASE (DECREASE) IN NET ASSETS FROM
          CAPITAL SHARE TRANSACTIONS                        (4,398,158)       (17,521,578)

-----------------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS                       (4,398,158)       (17,520,749)
------------------------------------------------------------------------------------------


NET ASSETS
Beginning of year                                          103,889,388        121,410,137

-----------------------------------------------------------------------------------------
END OF YEAR                                              $  99,491,230      $ 103,889,388
-----------------------------------------------------------------------------------------
Accumulated undistributed net investment income,
 end of year                                             $         907      $         829
                                                         =============      =============

CAPITAL SHARE ACTIVITY
-----------------------------------------------------------------------------------------
    Investor class:
    Shares sold                                            153,202,824        153,649,644
    Shares reinvested                                           10,282             10,353
    Shares redeemed                                       (157,611,264)      (171,181,575)
                                                         -------------      -------------
        NET SHARE ACTIVITY                                  (4,398,158)       (17,521,578)
                                                         -------------      -------------

See accompanying notes to financial statements.

162



                                                        U.S. GOVERNMENT SECURITIES
                                                               SAVINGS FUND             NEAR-TERM TAX FREE FUND
                                                        ---------------------------   ---------------------------
                                                         YEAR ENDED     YEAR ENDED     YEAR ENDED     YEAR ENDED
                                                        DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,
                                                            2010           2009           2010           2009

INCREASE (DECREASE)
 IN NET ASSETS
FROM OPERATIONS:
-----------------------------------------------------------------------------------------------------------------
    Net investment income                               $      22,923  $     333,999  $    652,612   $   495,023
    Net realized gain (loss)                                   1,037              --        (2,532)         (722)
    Net unrealized appreciation                                   --              --        21,885       427,850
                                                        -------------  -------------  ------------   -----------
        NET INCREASE IN NET ASSETS FROM OPERATIONS             23,960        333,999       671,965       922,151

DISTRIBUTIONS TO SHAREHOLDERS:
-----------------------------------------------------------------------------------------------------------------
    From net investment income
        Investor class                                        (22,923)      (334,574)     (656,447)     (494,773)
                                                        -------------  -------------  ------------   -----------
        TOTAL DISTRIBUTIONS TO SHAREHOLDERS                   (22,923)       334,574)     (656,447)     (494,773)

FROM CAPITAL SHARE TRANSACTIONS:
-----------------------------------------------------------------------------------------------------------------
    Proceeds from shares sold
        Investor class                                    144,957,231    151,396,515    15,798,166    14,685,709
    Distributions reinvested
        Investor class                                         22,628        319,050       566,087       402,076
                                                        -------------  -------------  ------------   -----------
                                                          144,979,859    151,715,565    16,364,253    15,087,785
    Cost of shares redeemed
        Investor class                                   (194,377,841)  (256,393,375)  (10,579,005)   (6,167,222)
                                                        -------------  -------------  ------------   -----------
        NET INCREASE (DECREASE) IN NET ASSETS FROM
          CAPITAL SHARE TRANSACTIONS                      (49,397,982)  (104,677,810)    5,785,248     8,920,563

-----------------------------------------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS                     (49,396,945)  (104,678,385)    5,800,766     9,347,941
-----------------------------------------------------------------------------------------------------------------


NET ASSETS
Beginning of year                                         253,231,638    357,910,023    23,337,079    13,989,138

-----------------------------------------------------------------------------------------------------------------
END OF YEAR                                             $ 203,834,693  $ 253,231,638  $ 29,137,845   $23,337,079
-----------------------------------------------------------------------------------------------------------------
Accumulated undistributed net investment income,
 end of year                                            $          --  $     260,734  $     17,640   $    21,475
                                                        =============  =============  ============   ===========

CAPITAL SHARE ACTIVITY
-----------------------------------------------------------------------------------------------------------------
    Investor class:
    Shares sold                                           144,957,231    151,396,515     7,062,013     6,661,147
    Shares reinvested                                          22,628        319,050       253,175       182,801
    Shares redeemed                                      (194,377,841)  (256,393,375)   (4,723,665)   (2,790,990)
                                                        -------------  -------------  ------------   -----------
        NET SHARE ACTIVITY                                (49,397,982)  (104,677,810)    2,591,523     4,052,958
                                                        -------------  -------------  ------------   -----------

  STATEMENTS OF CHANGES IN NET ASSETS

                                                                    TAX FREE FUND
                                                             ----------------------------
                                                              YEAR ENDED      YEAR ENDED
                                                             DECEMBER 31,    DECEMBER 31,
                                                                 2010            2009

INCREASE (DECREASE)
 IN NET ASSETS

FROM OPERATIONS:
-----------------------------------------------------------------------------------------
    Net investment income (loss)                             $   776,106     $   715,558
    Net realized gain (loss)                                      63,643           1,626
    Net unrealized appreciation (depreciation)                  (339,473)        700,396
                                                             -----------     -----------
        NET INCREASE IN NET ASSETS FROM OPERATIONS               500,276       1,417,580

DISTRIBUTIONS TO SHAREHOLDERS:
-----------------------------------------------------------------------------------------
    From net investment income
        Investor class                                          (776,783)       (715,942)
                                                             -----------     -----------
        TOTAL DISTRIBUTIONS TO SHAREHOLDERS                     (776,783)       (715,942)

FROM CAPITAL SHARE TRANSACTIONS:
-----------------------------------------------------------------------------------------
    Proceeds from shares sold
        Investor class                                         7,219,358       9,240,470
    Distributions reinvested
        Investor class                                           629,779         557,292
    Proceeds from short-term trading fees
        Investor class                                                --              --
                                                             -----------     -----------
                                                               7,849,137       9,797,762
    Cost of shares redeemed
        Investor class                                        (9,880,465)     (5,343,353)
                                                             -----------     -----------
        NET INCREASE (DECREASE) IN NET ASSETS FROM
          CAPITAL SHARE TRANSACTIONS                          (2,031,328)      4,454,409

-----------------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS                         (2,307,835)      5,156,047
-----------------------------------------------------------------------------------------

NET ASSETS
Beginning of year                                             22,102,079      16,946,032

-----------------------------------------------------------------------------------------
END OF YEAR                                                  $19,794,244     $22,102,079
-----------------------------------------------------------------------------------------
Accumulated undistributed net investment income,
 (distributions in excess of net investment income),
 end of year                                                 $    33,463     $    34,140
                                                             ===========     ===========

CAPITAL SHARE ACTIVITY
-----------------------------------------------------------------------------------------
    Investor class:
    Shares sold                                                  584,696         759,141
    Shares reinvested                                             51,074          46,071
    Shares redeemed                                             (799,442)       (439,867)
                                                             -----------     -----------
        NET SHARE ACTIVITY                                      (163,672)        365,345
                                                             ===========     ===========

See accompanying notes to financial statements.


164


                                                                 ALL AMERICAN EQUITY FUND         HOLMES GROWTH FUND
                                                                ---------------------------   ---------------------------
                                                                 YEAR ENDED     YEAR ENDED     YEAR ENDED     YEAR ENDED
                                                                DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,
                                                                    2010           2009           2010           2009

INCREASE (DECREASE)
 IN NET ASSETS

FROM OPERATIONS:
-------------------------------------------------------------------------------------------------------------------------
    Net investment income (loss)                                $    17,214    $  (113,977)   $  (476,827)   $  (320,658)
    Net realized gain (loss)                                      2,306,745       (997,174)     6,200,424     (5,028,765)
    Net unrealized appreciation (depreciation)                      161,267      3,091,465      1,603,666     12,371,233
                                                                -----------    -----------    -----------    -----------
        NET INCREASE IN NET ASSETS FROM OPERATIONS                2,485,226      1,980,314      7,327,263      7,021,810

DISTRIBUTIONS TO SHAREHOLDERS:
-------------------------------------------------------------------------------------------------------------------------
    From net investment income
        Investor class                                                   --        (91,991)      (449,513)            --
                                                                -----------    -----------    -----------    -----------
        TOTAL DISTRIBUTIONS TO SHAREHOLDERS                              --        (91,991)      (449,513)            --

FROM CAPITAL SHARE TRANSACTIONS:
-------------------------------------------------------------------------------------------------------------------------
    Proceeds from shares sold
        Investor class                                            2,787,127      2,018,841      3,457,830      2,773,433
    Distributions reinvested
        Investor class                                                   --         90,879        416,688             --
    Proceeds from short-term trading fees
        Investor class                                                  626            469            528            132
                                                                -----------    -----------    -----------    -----------
                                                                  2,787,753      2,110,189      3,875,046      2,773,565
    Cost of shares redeemed
        Investor class                                           (3,949,320)    (3,796,615)    (7,297,562)    (5,134,081)
                                                                -----------    -----------    -----------    -----------
        NET INCREASE (DECREASE) IN NET ASSETS FROM
          CAPITAL SHARE TRANSACTIONS                             (1,161,567)    (1,686,426)    (3,422,516)    (2,360,516)

-------------------------------------------------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS                             1,323,659        201,897      3,455,234      4,661,294
-------------------------------------------------------------------------------------------------------------------------

NET ASSETS
Beginning of year                                                16,436,243     16,234,346     37,148,978     32,487,684

-------------------------------------------------------------------------------------------------------------------------
END OF YEAR                                                     $17,759,902    $16,436,243    $40,604,212    $37,148,978
-------------------------------------------------------------------------------------------------------------------------
Accumulated undistributed net investment income,
 (distributions in excess of net investment income),
 end of year                                                    $     9,718    $        --    $  (386,452)   $  (115,375)
                                                                -----------    -----------    -----------    -----------

CAPITAL SHARE ACTIVITY
-------------------------------------------------------------------------------------------------------------------------
    Investor class:
    Shares sold                                                     135,491        117,450        206,574        217,283
    Shares reinvested                                                    --          4,761         22,152             --
    Shares redeemed                                                (192,080)      (220,835)      (443,142)      (366,984)
                                                                -----------    -----------    -----------    -----------
        NET SHARE ACTIVITY                                          (56,589)       (98,624)      (214,416)      (149,701)
                                                                -----------    -----------    -----------    -----------


  STATEMENTS OF CHANGES IN NET ASSETS

                                                                  GLOBAL MEGATRENDS
                                                                         FUND
                                                             ----------------------------
                                                              YEAR ENDED      YEAR ENDED
                                                             DECEMBER 31,    DECEMBER 31,
                                                                 2010            2009

INCREASE (DECREASE)
 IN NET ASSETS

FROM OPERATIONS:
-----------------------------------------------------------------------------------------
    Net investment income (loss)                             $    97,830     $   119,187
    Net realized gain (loss)                                   1,200,936      (1,465,573)
    Net unrealized appreciation (depreciation)                   (12,461)      8,655,684
                                                             -----------     -----------
        NET INCREASE IN NET ASSETS FROM OPERATIONS             1,286,305       7,309,298

DISTRIBUTIONS TO SHAREHOLDERS:
-----------------------------------------------------------------------------------------
    From net investment income
        Investor class                                           (13,170)        (86,578)
        Institutional class(a)                                   (35,430)             --
                                                             -----------     -----------
        TOTAL DISTRIBUTIONS TO SHAREHOLDERS                      (48,600)        (86,578)

FROM CAPITAL SHARE TRANSACTIONS:
-----------------------------------------------------------------------------------------
    Proceeds from shares sold
        Investor class                                         3,924,530      11,166,132
        Institutional class(a)                                 3,798,205              --
    Distributions reinvested
        Investor class                                            11,854          81,740
        Institutional class(a)                                    35,329              --
    Proceeds from short-term trading fees
        Investor class                                               189           1,360
        Institutional class(a)                                        --              --
                                                             -----------     -----------
                                                               7,770,107      11,249,232
    Cost of shares redeemed
        Investor class                                       (17,251,944)    (11,949,778)
        Institutional class(a)                                   (11,485)             --
                                                             -----------     -----------
        NET INCREASE (DECREASE) IN NET ASSETS FROM
          CAPITAL SHARE TRANSACTIONS                          (9,493,322)       (700,546)

-----------------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS                         (8,255,617)      6,522,174
-----------------------------------------------------------------------------------------

NET ASSETS
Beginning of year                                             28,557,315      22,035,141

-----------------------------------------------------------------------------------------
END OF YEAR                                                  $20,301,698     $28,557,315
-----------------------------------------------------------------------------------------
Accumulated undistributed net investment income,
 (distributions in excess of net investment income),
 end of year                                                 $    69,637     $    35,372
                                                             ===========     ===========
CAPITAL SHARE ACTIVITY
-----------------------------------------------------------------------------------------
    Investor class:
    Shares sold                                                  493,451       1,647,632
    Shares reinvested                                              1,374          10,129
    Shares redeemed                                           (2,146,538)     (1,665,659)
                                                             -----------     -----------
        NET SHARE ACTIVITY                                    (1,651,713)         (7,898)
                                                             -----------     -----------
    Institutional class(a):
    Shares sold                                                  449,052              --
    Shares reinvested                                              4,113              --
    Shares redeemed                                               (1,347)             --
                                                             -----------     -----------
        NET SHARE ACTIVITY                                       451,818              --
                                                             ===========     ===========

(a)Institutional class commenced operations on March 1, 2010.

See accompanying notes to financial statements.

166



                                                                                             WORLD PRECIOUS MINERALS
                                                                GLOBAL RESOURCES FUND                 FUND
                                                             ---------------------------   ---------------------------
                                                              YEAR ENDED     YEAR ENDED     YEAR ENDED     YEAR ENDED
                                                             DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,
                                                                 2010           2009           2010           2009

INCREASE (DECREASE)
 IN NET ASSETS

FROM OPERATIONS:
----------------------------------------------------------------------------------------------------------------------
    Net investment income (loss)                             $ (7,468,819)  $   (455,031)  $(11,314,271)  $ (6,444,886)
    Net realized gain (loss)                                  105,071,300    (49,597,871)    90,766,417     24,568,769
    Net unrealized appreciation (depreciation)                138,954,717    350,482,946    184,900,146    292,475,132
                                                             ------------   ------------   ------------   ------------
        NET INCREASE IN NET ASSETS FROM OPERATIONS            236,557,198    300,430,044    264,352,292    310,599,015

DISTRIBUTIONS TO SHAREHOLDERS:
----------------------------------------------------------------------------------------------------------------------
    From net investment income
        Investor class                                        (21,220,358)            --    (99,236,093)   (24,089,084)
        Institutional class(a)                                   (430,785)            --       (209,612)            --
                                                             ------------   ------------   ------------   ------------
        TOTAL DISTRIBUTIONS TO SHAREHOLDERS                   (21,651,143)            --    (99,445,705)   (24,089,084)

FROM CAPITAL SHARE TRANSACTIONS:
----------------------------------------------------------------------------------------------------------------------
    Proceeds from shares sold
        Investor class                                        226,317,551    181,440,914    176,168,966    139,489,345
        Institutional class(a)                                 15,811,980             --      2,132,887             --
    Distributions reinvested
        Investor class                                         19,867,690             --     95,387,525     23,204,309
        Institutional class(a)                                    430,457             --        207,819             --
    Proceeds from short-term trading fees
        Investor class                                             42,821         30,658        106,901         58,946
        Institutional class(a)                                          2             --             --             --
                                                             ------------   ------------   ------------   ------------
                                                              262,470,501    181,471,572    274,004,098    162,752,600
    Cost of shares redeemed
        Investor class                                       (287,376,779)  (206,354,015)  (249,079,298)  (169,346,997)
        Institutional class(a)                                   (590,193)            --        (35,589)            --
                                                             ------------   ------------   ------------   ------------
        NET INCREASE (DECREASE) IN NET ASSETS FROM
          CAPITAL SHARE TRANSACTIONS                          (25,496,471)   (24,882,443)    24,889,211     (6,594,397)

----------------------------------------------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS                         189,409,584    275,547,601    189,795,798    279,915,534
----------------------------------------------------------------------------------------------------------------------

NET ASSETS
Beginning of year                                             740,071,589    464,523,988    639,035,318    359,119,784

----------------------------------------------------------------------------------------------------------------------
END OF YEAR                                                  $929,481,173   $740,071,589   $828,831,116   $639,035,318
----------------------------------------------------------------------------------------------------------------------
Accumulated undistributed net investment income,
 (distributions in excess of net investment income),
 end of year                                                 $(19,036,655)  $ (5,516,161)  $(71,805,230)  $(32,180,775)
                                                             ============   ============   ============   ============
CAPITAL SHARE ACTIVITY
----------------------------------------------------------------------------------------------------------------------
    Investor class:
    Shares sold                                                22,219,873     26,149,328      9,059,127     10,066,467
    Shares reinvested                                           1,735,173             --      4,369,562      1,380,387
    Shares redeemed                                           (31,066,105)   (30,816,159)   (13,011,737)   (12,317,772)
                                                             ------------   ------------   ------------   ------------
        NET SHARE ACTIVITY                                     (7,111,059)    (4,666,831)       416,952       (870,918)
                                                             ------------   ------------   ------------   ------------
    Institutional class(a):
    Shares sold                                                 1,511,708             --         92,296             --
    Shares reinvested                                              37,398             --          9,520             --
    Shares redeemed                                               (52,484)            --         (1,643)            --
                                                             ------------   ------------   ------------   ------------
        NET SHARE ACTIVITY                                      1,496,622             --        100,173             --
                                                             ============   ============   ============   ===========-

  STATEMENTS OF CHANGES IN NET ASSETS

                                                               GOLD AND PRECIOUS
                                                                  METALS FUND
                                                         ------------------------------
                                                          YEAR ENDED        YEAR ENDED
                                                         DECEMBER 31,      DECEMBER 31,
                                                             2010              2009

INCREASE (DECREASE)
 IN NET ASSETS

FROM OPERATIONS:
---------------------------------------------------------------------------------------
    Net investment income (loss)                         $ (3,557,657)     $ (2,470,350)
    Net realized gain (loss)                               32,921,158        24,636,372
    Net unrealized appreciation                            50,218,663        54,750,243
                                                         ------------      ------------
        NET INCREASE IN NET ASSETS FROM OPERATIONS         79,582,164        76,916,265

DISTRIBUTIONS TO SHAREHOLDERS:
---------------------------------------------------------------------------------------
    From net investment income
        Investor class                                     (3,708,191)         (605,996)
    From net capital gains
        Investor class                                    (18,871,531)               --
                                                         ------------      ------------
        TOTAL DISTRIBUTIONS TO SHAREHOLDERS               (22,579,722)         (605,996)

FROM CAPITAL SHARE TRANSACTIONS:
---------------------------------------------------------------------------------------
    Proceeds from shares sold
        Investor class                                    106,304,844        69,373,429
    Distributions reinvested
        Investor class                                     21,269,596           576,071
    Proceeds from short-term trading fees
        Investor class                                        158,455            65,721
                                                         ------------      ------------
                                                          127,732,895        70,015,221
    Cost of shares redeemed
        Investor class                                   (118,179,940)     (104,137,668)
                                                         ------------      ------------
        NET INCREASE (DECREASE) IN NET ASSETS FROM
          CAPITAL SHARE TRANSACTIONS                        9,552,955       (34,122,447)

---------------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS                      66,555,397        42,187,822
---------------------------------------------------------------------------------------

NET ASSETS
Beginning of year                                         234,393,386       192,205,564

---------------------------------------------------------------------------------------
END OF YEAR                                              $300,948,783      $234,393,386
---------------------------------------------------------------------------------------
Distributions in excess of net investment income, end
 of year                                                 $ (4,185,270)     $ (1,935,664)
                                                         ============      ============

CAPITAL SHARE ACTIVITY
---------------------------------------------------------------------------------------
    Investor class:
    Shares sold                                             6,055,096         5,480,136
    Shares reinvested                                       1,079,127            37,166
    Shares redeemed                                        (6,936,401)       (8,113,350)
                                                         ------------      ------------
        NET SHARE ACTIVITY                                    197,822        (2,596,048)
                                                         ============      ============

See accompanying notes to financial statements.

168


                                                                                           GLOBAL EMERGING MARKETS
                                                              EASTERN EUROPEAN FUND                 FUND
                                                           ---------------------------   ---------------------------
                                                            YEAR ENDED     YEAR ENDED     YEAR ENDED     YEAR ENDED
                                                           DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,
                                                               2010           2009           2010           2009

INCREASE (DECREASE)
 IN NET ASSETS

FROM OPERATIONS:
--------------------------------------------------------------------------------------------------------------------
    Net investment income (loss)                           $ (1,545,558)  $     12,626   $  (159,135)   $   (87,232)
    Net realized gain (loss)                                 10,945,987   (259,277,580)    1,062,696     (5,043,969)
    Net unrealized appreciation                              61,400,906    465,669,916       854,121      9,749,634
                                                           ------------   ------------   -----------    -----------
        NET INCREASE IN NET ASSETS FROM OPERATIONS           70,801,335    206,404,962     1,757,682      4,618,433

DISTRIBUTIONS TO SHAREHOLDERS:
--------------------------------------------------------------------------------------------------------------------
    From net investment income
        Investor class                                               --             --            --             --
    From net capital gains
        Investor class                                               --             --            --             --
                                                           ------------   ------------   -----------    -----------
        TOTAL DISTRIBUTIONS TO SHAREHOLDERS                          --             --            --             --

FROM CAPITAL SHARE TRANSACTIONS:
--------------------------------------------------------------------------------------------------------------------
    Proceeds from shares sold
        Investor class                                       32,629,184     60,092,169     2,208,443      2,643,707
    Distributions reinvested
        Investor class                                               --             --            --             --
    Proceeds from short-term trading fees
        Investor class                                          164,174        259,343         9,357          8,428
                                                           ------------   ------------   -----------    -----------
                                                             32,793,358     60,351,512     2,217,800      2,652,135
    Cost of shares redeemed
        Investor class                                     (127,966,431)  (119,667,750)   (4,391,819)    (3,114,125)
                                                           ------------   ------------   -----------    -----------
        NET INCREASE (DECREASE) IN NET ASSETS FROM
          CAPITAL SHARE TRANSACTIONS                        (95,173,073)   (59,316,238)   (2,174,019)      (461,990)

--------------------------------------------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS                       (24,371,738)   147,088,724      (416,337)     4,156,443
--------------------------------------------------------------------------------------------------------------------

NET ASSETS
Beginning of year                                           464,408,879    317,320,155    13,819,198      9,662,755

--------------------------------------------------------------------------------------------------------------------
END OF YEAR                                                $440,037,141   $464,408,879   $13,402,861    $13,819,198
--------------------------------------------------------------------------------------------------------------------
Distributions in excess of net investment income, end
 of year                                                   $   (449,559)  $   (110,313)  $   (58,730)   $   (19,144)
                                                           ============   ============   ===========    ===========

CAPITAL SHARE ACTIVITY
--------------------------------------------------------------------------------------------------------------------
    Investor class:                                           3,355,448      8,490,410       259,919        401,295
    Shares sold                                                      --             --            --             --
    Shares reinvested                                       (13,620,205)   (19,544,443)     (536,473)      (488,408)
    Shares redeemed                                        ------------   ------------   -----------    -----------
                                                            (10,264,757)   (11,054,033)     (276,554)       (87,113)
        NET SHARE ACTIVITY                                 ============   ============   ===========    ===========

  STATEMENTS OF CHANGES IN NET ASSETS

                                                                  CHINA REGION FUND
                                                             ----------------------------
                                                              YEAR ENDED      YEAR ENDED
                                                             DECEMBER 31,    DECEMBER 31,
                                                                 2010            2009

INCREASE (DECREASE)
 IN NET ASSETS

FROM OPERATIONS:
-----------------------------------------------------------------------------------------
    Net investment loss                                      $  (534,225)    $  (377,483)
    Net realized gain                                         10,072,744       7,910,825
    Net unrealized appreciation (depreciation)                (3,504,321)     11,635,412
                                                             -----------     -----------
        NET INCREASE IN NET ASSETS FROM OPERATIONS             6,034,198      19,168,754

DISTRIBUTIONS TO SHAREHOLDERS:
-----------------------------------------------------------------------------------------
    From net investment income                                        --              --
        TOTAL DISTRIBUTIONS TO SHAREHOLDERS                           --              --

FROM CAPITAL SHARE TRANSACTIONS:
-----------------------------------------------------------------------------------------
    Proceeds from shares sold
        Investor class                                         9,110,783      17,131,885
    Distributions reinvested
        Investor class                                                --              --
    Proceeds from short-term trading fees
        Investor class                                            38,856          85,053
                                                             -----------     -----------
                                                               9,149,639      17,216,938
    Cost of shares redeemed
        Investor class                                       (19,663,761)    (18,410,242)
                                                             -----------     -----------
        NET DECREASE IN NET ASSETS FROM CAPITAL
          SHARE TRANSACTIONS                                 (10,514,122)     (1,193,304)

-----------------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS                         (4,479,924)     17,975,450
-----------------------------------------------------------------------------------------


NET ASSETS
Beginning of year                                             56,323,320      38,347,870

-----------------------------------------------------------------------------------------
END OF YEAR                                                  $51,843,396     $56,323,320
-----------------------------------------------------------------------------------------
Distributions in excess of net investment income,
  end of year                                                $  (454,818)    $  (661,723)
                                                             ===========     ===========

CAPITAL SHARE ACTIVITY
-----------------------------------------------------------------------------------------
    Investor class:
    Shares sold                                                1,060,010       2,675,507
    Shares reinvested                                                 --              --
    Shares redeemed                                           (2,325,277)     (2,794,611)
                                                             -----------     -----------
        NET SHARE ACTIVITY                                    (1,265,267)       (119,104)
                                                             ===========     ===========

See accompanying notes to financial statements.

  NOTES TO FINANCIAL STATEMENTS                        December 31, 2010


NOTE 1: SIGNIFICANT ACCOUNTING POLICIES

 U.S. Global Investors Funds (Trust), consisting of thirteen separate funds (Funds), is organized as a Delaware statutory trust. Each Fund is an open-end management investment company registered under the Investment Company Act of 1940, as amended. All funds are diversified with the exception of Global Resources, World Precious Minerals, Gold and Precious Metals, Eastern European, Global Emerging Markets and China Region. A nondiversified fund may invest a significant portion of its assets in a small number of companies.

 Effective March 1, 2010, Global MegaTrends, Global Resources and World Precious Minerals Funds offered a new Institutional class of shares ("Institutional Class"). For all funds, the class existing prior to March 1, 2010, was renamed the Investor Class ("Investor Class").

 The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements. The policies are in conformity with U.S.
 generally accepted accounting principles.

 A. SECURITY VALUATIONS
 The Funds value investments traded on national or international securities exchanges or over-the-counter at the last sales price reported by the security's primary exchange of its market at the time of daily valuation. Securities for which no sale was reported are valued at the mean between the last reported bid and asked quotation. Short-term investments with effective maturities of sixty days or less at the date of purchase may be valued at amortized cost, which approximates market value. An independent pricing service values municipal securities, long-term U.S. Government obligations and corporate debt securities using a system based on such factors as credit rating, maturity, coupon and type of security to determine fair value.

 B. FAIR VALUED SECURITIES
 Securities for which market quotations are not readily available or which are subject to legal restrictions are valued at their fair value as determined in good faith under consistently applied procedures under the general supervision of the Board of Trustees. The following factors are generally considered in determining fair value: nature and duration of any trading restrictions, trading volume, market values of unrestricted shares of the same or similar class, investment management's judgment regarding the market experience of the issuer, financial status and other operational and market factors affecting the issuer, issuer's management, quality of the underlying property based on review of independent geological studies, the extent of a Fund's investment in the trading securities of the issuer; and other relevant matters. The fair values may differ from what would have been used had a broader market for these securities existed.

  NOTES TO FINANCIAL STATEMENTS                        December 31, 2010


 For securities traded on international exchanges, if events which may materially affect the value of a Fund's securities occur after the close of the primary exchange and before a Fund's net asset value is next determined, then those securities will be valued at their fair value as determined in good faith under the supervision of the Board of Trustees. The Funds may use a systematic fair value model provided by an independent third party to value international securities. At December 31, 2010, this model was used to value certain foreign securities in All American Equity, Global MegaTrends, Global Resources, Eastern European, Global Emerging Markets and China Region Funds.

 C. SECURITY TRANSACTIONS AND INVESTMENT INCOME
 Security transactions are accounted for on trade date. Realized gains and losses from security transactions are determined on an identified-cost basis. Dividend income is recorded on the ex-dividend date except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as a Fund is informed of the ex-dividend data. Interest income, which may include original issue discount, is recorded on an accrual basis. Discounts and premiums on securities purchased are accreted and amortized, respectively, on a yield-to-maturity basis as adjustments to interest income. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain. Investment income and realized and unrealized gains (losses) are allocated to each Fund's share class based on their respective net assets.

 The Funds may purchase securities on a when-issued or delayed-delivery basis and segregate on their books collateral with a value at least equal to the amount of the commitment. Losses may arise due to the changes in the value of the underlying securities or if the counterparty does not perform under the contract.

 D. REPURCHASE AGREEMENTS
 The Funds may enter into repurchase agreements with recognized financial institutions or registered broker-dealers and, in all instances, hold as collateral, underlying securities with a value exceeding the principal amount of the repurchase obligation. The Funds use joint tri-party repurchase agreement accounts with other funds under common management where uninvested cash is collectively invested in repurchase agreements, and each participating fund owns an undivided interest in the account.

 E. FOREIGN CURRENCY TRANSACTIONS
 Some Funds may invest in securities of foreign issuers. The accounting records of these Funds are maintained in U.S. dollars. At each net asset value determination date, the value of assets and liabilities denominated in foreign currencies are translated into U.S. dollars using the current prevailing exchange rate. Security transactions, income and expenses are converted at the prevailing rate of exchange on the respective dates of the transactions. The effect of changes in

  NOTES TO FINANCIAL STATEMENTS                        December 31, 2010


 foreign exchange rates on foreign denominated securities is included with the net realized and unrealized gain or loss on securities. Other foreign currency gains or losses are reported separately.

 F. FEDERAL INCOME TAXES
 The Funds intend to continue to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of their taxable income to shareholders. Accordingly, no provision for federal income taxes is required. Each Fund may be subject to foreign taxes on income and gains on investments, which are accrued based on the Fund's understanding of the tax rules and regulations in the foreign markets.

 The Funds recognize the tax benefits of uncertain tax positions only where the position is "more likely than not" to be sustained assuming examination by tax authorities. Management has analyzed the Funds' tax positions and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for open tax years or expected to be taken in 2010 tax returns. The Funds' 2007, 2008, 2009 and 2010 tax returns are open to examination by the federal and applicable state tax authorities. The Funds have no examinations in progress. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

 G. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS
 The Funds record dividends and distributions to shareholders on the ex-dividend date. Distributions are determined in accordance with income tax regulations, which may differ from accounting principles generally accepted in the United States. Accordingly, periodic reclassifications related to permanent book and tax basis differences are made within the Funds' capital accounts to reflect income and gains available for distribution under income tax regulations.

 The Funds generally pay income dividends and distribute capital gains, if any, annually. The U.S. Treasury Securities Cash and U.S. Government Securities Savings Funds accrue dividends on a daily basis with payment monthly. The Tax Free and Near-Term Tax Free Funds pay monthly dividends. Dividends and distributions payable at period end are processed for reinvestment on the following business day. A Fund may elect to designate a portion of the earnings and profits distributed to shareholders on the redemption of fund shares during the year as distributions for federal income tax purposes.

 H. EXPENSES
 Fund specific expenses are allocated to that Fund and pro rata across share classes. Expenses that are not fund specific are allocated among Funds and pro rata across share classes. Class specific expenses (including, but not limited to, distribution plan fees, if any, a portion of the administrative services fees, transfer agency fees

  NOTES TO FINANCIAL STATEMENTS                        December 31, 2010


 and expenses, shareholder reporting expenses and certain legal and registration fees) are allocated to the class that incurs such expense. Expense offset arrangements have been made with the Funds' custodian so the custodian fees may be paid indirectly by credits earned on the Funds' cash balances. Such deposit arrangements are an alternative to overnight investments.

 I. SHORT-TERM TRADING (REDEMPTION) FEES
 Shares held in the All American Equity Fund 30 days or less are subject to a short-term trading fee equal to 0.10% of the proceeds of the redeemed shares. Shares held in the Holmes Growth, Global MegaTrends and Global Resources Funds 30 days or less are subject to a short-term trading fee equal to 0.25% of the proceeds of the redeemed shares. Shares held 30 days or less in the World Precious Minerals and Gold and Precious Metals Funds are subject to a short-term trading fee equal to 0.50% of the proceeds of the redeemed shares. Shares held in the Eastern European and Global Emerging Markets Funds 180 days or less are subject to a short-term trading fee equal to 2.00% of the proceeds of the redeemed shares. Shares held in the China Region Fund 180 days or less are subject to a short-term trading fee equal to 1.00% of the proceeds of the redeemed shares. These fees, which are retained by the Funds, are accounted for as an addition to paid-in capital.

 J. USE OF ESTIMATES IN FINANCIAL STATEMENT PREPARATION
 The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

 K. SUBSEQUENT EVENTS EVALUATION
 Management has evaluated subsequent events after the balance sheet date of December 31, 2010, through the date that the financial statements were issued and determined that there were no events or transactions that would require recognition or disclosure in the financial statements.

 L. NEW ACCOUNTING PRONOUNCEMENTS
 In January 2010, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) No. 2010-06, Improving Disclosures about Fair Value Measurements. This ASU adds new requirements for disclosures into and out of Levels 1 and 2 fair-value measurements and information on purchases, sales, issuances and settlements on a gross basis in the reconciliation of Level 3 fair-value measurements. It also clarifies existing fair value disclosures about the level of disaggregation, inputs and valuation techniques. Except for the detailed Level 3 reconciliation disclosures, the guidance in the ASU is effective for annual

  NOTES TO FINANCIAL STATEMENTS                        December 31, 2010


 and interim reporting periods in fiscal years beginning after December 15, 2009, and has been incorporated in these financial statements. The new disclosures for Level 3 activity are effective for annual and interim reporting periods in fiscal years beginning after December 15, 2010.

NOTE 2: FINANCIAL DERIVATIVE INSTRUMENTS

 A. OPTIONS CONTRACTS
 Equity Funds may purchase or write (sell) options on securities to manage their exposure to stock or commodity markets as well as fluctuations in interest and currency conversion rates. The use of options carries the risks of a change in value of the underlying instruments, an illiquid secondary market, or failure of the counterparty to perform its obligations.

 A put option gives the purchaser of the option, upon payment of a premium, the right to sell, and the issuer of the option the obligation to buy, the underlying security, commodity, index, currency or other instrument at the exercise price. A call option, upon payment of a premium, gives the purchaser of the option the right to buy, and the issuer the obligation to sell, the underlying instrument at the exercise price.

 Purchasing a put option tends to decrease a Fund's exposure to the underlying instrument, whereas purchasing a call option tends to increase a Fund's exposure to the underlying instrument. A Fund pays a premium which is included in the Statement of Assets and Liabilities as an investment and subsequently marked to market to reflect the current value of the option. Premiums paid to purchase options which expire are treated as realized losses. Premiums paid to purchase options which are exercised or closed are added to the cost of securities acquired or the proceeds from securities sold. The risk associated with purchasing put and call options is limited to the premium paid.

 The Funds will realize a loss equal to all or a part of the premium paid for an option if the price of the underlying security or other instrument decreases or does not increase by more than the premium (in the case of a call option), or if the price of the underlying security or other instrument increases or does not decrease by more than the premium (in the case of a put option).

 Writing a put option tends to increase a Fund's exposure to the underlying instrument, whereas writing a call option tends to decrease a Fund's exposure to the underlying instrument. The premium received is recorded as a liability in the Statement of Assets and Liabilities and subsequently marked to market to reflect the current value of the option written. Premiums received from writing options which expire are treated as realized gains. Premiums received from options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying transaction to determine the realized gain or loss. Written

  NOTES TO FINANCIAL STATEMENTS                        December 31, 2010


 options include a risk of loss in excess of the option premium. A Fund as a writer of an option has no control over whether the underlying instrument may be sold (call) or purchased (put) and thus bears the market risk of an unfavorable change in the price of the instrument underlying the written option. There is the risk a Fund may not be able to enter into a closing transaction because of an illiquid market.

 A Fund's ability to close out its position as a purchaser or seller of a put or call option is dependent, in part, upon the liquidity of the market for that particular option. There can be no guarantee that a fund will be able to close out an option position when desired. An inability to close out its options positions may reduce a Fund's anticipated profits or increase its losses.

 As of December 31, 2010, there were no securities held in escrow by the custodian as cover for call options written.

 Transactions in written call options during the year ended December 31, 2010, were as follows:

                                                   ALL AMERICAN                   HOLMES
                                                    EQUITY FUND                 GROWTH FUND
                                            ---------------------------   -----------------------
                                              NUMBER OF      PREMIUMS     NUMBER OF    PREMIUMS
                                              CONTRACTS      RECEIVED     CONTRACTS    RECEIVED
  Options outstanding at December 31, 2009         16       $     3,488         36    $     7,848
  Options written                                 223            92,948      1,210        386,815
  Options closed                                  (40)          (41,199)      (823)      (295,815)
  Options expired                                 (43)          (28,109)       (88)       (54,753)
  Options exercised                              (156)          (27,128)      (335)       (44,095)
                                               ------       -----------    -------    -----------
  Options outstanding at December 31, 2010         --       $        --         --    $        --
                                               ======       ===========    =======    ===========
                                                      GLOBAL                      GLOBAL
                                                  MEGATRENDS FUND             RESOURCES FUND
                                            ---------------------------   -----------------------
                                              NUMBER OF      PREMIUMS     NUMBER OF    PREMIUMS
                                              CONTRACTS      RECEIVED     CONTRACTS    RECEIVED

  Options outstanding at December 31, 2009         --       $        --      2,000    $   727,981
  Options written                                 200            32,851     12,630      2,315,275
  Options closed                                  (50)          (18,945)   (12,180)    (2,572,151)
  Options expired                                  --                --     (2,450)      (471,105)
  Options exercised                              (150)          (13,906)        --             --
                                               ------       -----------    -------    -----------
  Options outstanding at December 31, 2010         --       $        --         --    $        --
                                               ======       ===========    =======    ===========
                                                  WORLD PRECIOUS             GOLD AND PRECIOUS
                                                   MINERALS FUND                METALS FUND
                                            ---------------------------   -----------------------
                                              NUMBER OF      PREMIUMS     NUMBER OF    PREMIUMS
                                              CONTRACTS      RECEIVED     CONTRACTS    RECEIVED

  Options outstanding at December 31, 2009         --       $        --         --    $        --
  Options written                              15,860         1,677,595     11,348      1,159,067
  Options closed                               (8,711)       (1,285,873)    (7,347)      (963,774)
  Options expired                              (6,699)         (358,634)    (3,651)      (169,558)
  Options exercised                              (450)          (33,088)      (350)       (25,735)
                                               ------       -----------    -------    -----------
  Options outstanding at December 31, 2010         --       $        --         --    $        --
                                               ======       ===========    =======    ===========

176


  NOTES TO FINANCIAL STATEMENTS                                                 December 31, 2010


                                                      EASTERN                 GLOBAL EMERGING
                                                   EUROPEAN FUND               MARKETS FUND
                                            ---------------------------   -----------------------
                                              NUMBER OF      PREMIUMS     NUMBER OF    PREMIUMS
                                              CONTRACTS      RECEIVED     CONTRACTS    RECEIVED

  Options outstanding at December 31, 2009         --       $        --         --    $        --
  Options written                               2,467            88,239        192         22,978
  Options closed                                 (467)          (19,740)       (30)        (3,489)
  Options expired                              (2,000)          (68,499)        --             --
  Options exercised                                --                --       (162)       (19,489)
                                               ------       -----------    -------    -----------
  Options outstanding at December 31, 2010         --       $        --         --    $        --
                                               ======       ===========    =======    ===========

                                                       CHINA
                                                    REGION FUND
                                            ---------------------------
                                              NUMBER OF      PREMIUMS
                                              CONTRACTS      RECEIVED

  Options outstanding at December 31, 2009         --       $        --
  Options written                                 250            46,520
  Options closed                                 (200)          (23,260)
  Options expired                                  --                --
  Options exercised                               (50)          (23,260)
                                               ------       -----------
  Options outstanding at December 31, 2010         --       $        --
                                               ======       ===========

 B. FORWARD FOREIGN CURRENCY CONTRACTS
 The Funds enter into forward foreign currency contracts to lock in the U.S. dollar cost of purchase and sale transactions or to defend the portfolio against currency fluctuations. A forward foreign currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated rate. These contracts are valued daily, and the Fund's net equity therein, representing unrealized gain or loss on the contracts as measured by the difference between the forward foreign exchange rates at the dates of entry into the contracts and the forward rates at the reporting date, is included in the statement of assets and liabilities. Realized and unrealized gains and losses are included in the statement of operations. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of the contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

 Open forward foreign currency contracts at December 31, 2010, were:

                                 FOREIGN    IN EXCHANGE   SETTLEMENT                 UNREALIZED      UNREALIZED
  FUND CONTRACT                 CURRENCY      FOR USD        DATE        VALUE      APPRECIATION   (DEPRECIATION)
  ---------------------------------------------------------------------------------------------------------------

  World Precious Minerals Fund
    SALES:
  Canadian Dollars              1,755,000   $1,746,269     01/05/11    $1,759,720       $ --          $(13,451)
  Canadian Dollars                550,000      542,674     01/12/11       551,409         --            (8,735)
                                            ----------                 ----------       ----          --------
                                            $2,288,943                 $2,311,129       $ --          $(22,186)

                                                                     177

  NOTES TO FINANCIAL STATEMENTS                        December 31, 2010


 C. SUMMARY OF DERIVATIVE INSTRUMENTS
 The following is a summary of the valuations of derivative instruments categorized by location in the Statement of Assets and Liabilities as of December 31, 2010:

                                                   ALL          HOLMES        GLOBAL        GLOBAL
                                                 AMERICAN       GROWTH      MEGATRENDS    RESOURCES
  LOCATION                                     EQUITY FUND       FUND          FUND          FUND
  --------------------------------------------------------------------------------------------------
  ASSET DERIVATIVES
  Investments, at value
      Equity contracts - Note 2 A              $      9,600   $    29,250   $    5,700    $ 306,250
                                               -----------------------------------------------------
  TOTAL                                               9,600        29,250        5,700      306,250
                                               =====================================================
  LIABILITY DERIVATIVES - none

                                                  WORLD                                     GLOBAL
                                                 PRECIOUS       GOLD &        EASTERN      EMERGING      CHINA
                                                 MINERALS      PRECIOUS      EUROPEAN      MARKETS      REGION
  LOCATION                                         FUND       METALS FUND      FUND          FUND        FUND
  --------------------------------------------------------------------------------------------------------------
  ASSET DERIVATIVES
  Investments, at value
      Equity contracts - Note 2 A              $    930,000   $   363,750   $  300,000    $   9,750    $      --
                                               -----------------------------------------------------------------
  TOTAL                                             930,000       363,750      300,000        9,750           --
                                               =================================================================

  LIABILITY DERIVATIVES
  Unrealized depreciation on foreign currency
    exchange contracts
      Foreign exchange contracts - Note 2 B    $     22,186   $        --   $       --    $      --    $      --
                                               -----------------------------------------------------------------
                                               $     22,186   $        --   $       --    $      --    $      --
                                               =================================================================
  TOTAL

  NOTES TO FINANCIAL STATEMENTS                                December 31, 2010


The following is a summary of the effect of deriative instruments on the Statement of Operations for the year ended December 31, 2010:

                                                   ALL          HOLMES        GLOBAL        GLOBAL
                                                 AMERICAN       GROWTH      MEGATRENDS    RESOURCES
  LOCATION                                     EQUITY FUND       FUND          FUND          FUND
  --------------------------------------------------------------------------------------------------
  REALIZED GAIN/(LOSS) ON DERIVATIVES
    RECOGNIZED IN INCOME
  Realized gain (loss) from securities
      Equity contracts                         $    (45,746)  $   211,432   $ (126,057)   $3,387,218
  Realized gain (loss) on written options
      Equity contracts                               57,396       (23,967)      27,276      615,988
  Net realized gain (loss) on foreign
    currency transactions
      Foreign exchange contracts                         --        (9,206)       3,502     (367,369)
                                               -----------------------------------------------------
                                                     11,650       178,259      (95,279)   3,635,837
                                               -----------------------------------------------------

  CHANGE IN UNREALIZED APPRECIATION/
    (DEPRECIATION) ON DERIVATIVES RECOGNIZED
    IN INCOME
  Net change in unrealized appreciation
    (depreciation) on investments
      Equity contracts                              (22,076)      (55,966)      (1,547)   1,126,747
  Net change in unrealized appreciation
    (depreciation) on options written
      Equity contracts                                  672         1,512           --      (89,481)
                                               -----------------------------------------------------
                                                    (21,404)      (54,454)      (1,547)   1,037,266
                                               -----------------------------------------------------
  TOTAL                                        $     (9,754)  $   123,805   $  (96,826)  $4,673,103
                                               =====================================================

                                                  WORLD                                     GLOBAL
                                                 PRECIOUS       GOLD &        EASTERN      EMERGING      CHINA
                                                 MINERALS      PRECIOUS      EUROPEAN      MARKETS      REGION
  LOCATION                                         FUND       METALS FUND      FUND          FUND        FUND
  ---------------------------------------------------------------------------------------------------------------
  REALIZED GAIN/(LOSS) ON DERIVATIVES
    RECOGNIZED IN INCOME
  Realized loss from securities
      Equity contracts                         $(12,578,769)  $(4,424,027)  $(2,411,307)  $ (72,650)   $(207,710)
  Realized gain on written options
      Equity contracts                              969,302       585,697        82,003      25,951       45,464
  Net realized loss on foreign currency
    transactions
      Foreign exchange contracts                   (321,849)           --       (46,516)        (36)        (472)
                                               ------------------------------------------------------------------
                                                (11,931,316)   (3,838,330)   (2,375,820)    (46,735)    (162,718)
                                               ------------------------------------------------------------------

  CHANGE IN UNREALIZED APPRECIATION/
    (DEPRECIATION) ON DERIVATIVES RECOGNIZED
    IN INCOME
  Net change in unrealized appreciation
    (depreciation) on investments
      Equity contracts                            1,539,376       520,122       152,500     (18,810)      (3,677)
  Net change in unrealized appreciation
    (depreciation) on translation of assets
    and liabilities denominated in foreign
    currencies
      Foreign exchange contracts                    (22,174)           --            --          --           --
                                               ------------------------------------------------------------------
                                                  1,517,202       520,122       152,500     (18,810)      (3,677)
                                               ------------------------------------------------------------------
                                               $(10,414,114)  $(3,318,208)  $(2,223,320)  $ (65,545)   $(166,395)
                                               ==================================================================
  TOTAL

  NOTES TO FINANCIAL STATEMENTS                        December 31, 2010


  The average notional amounts of written options, purchased options and forward currency contracts outstanding during the year ended December 31, 2010, were approximately as follows:

                                                                         FORWARD
                                        WRITTEN        PURCHASED         CURRENCY
  FUND                                  OPTIONS         OPTIONS         CONTRACTS
  --------------------------------------------------------------------------------
  All American Equity Fund              $  5,049       $   44,935       $       --
  Holmes Growth Fund                      25,847           62,811           41,382
  Global MegaTrends Fund                   2,077           19,254               --
  Global Resources Fund                  213,231        2,397,040        3,413,515
  World Precious Minerals Fund            69,683        2,630,388        2,109,429
  Gold and Precious Metals Fund           45,736        1,133,857          654,139
  Eastern European Fund                    3,132          608,654          138,559
  Global Emerging Markets Fund             2,722           11,355               --
  China Region Fund                        2,958           29,844               --

NOTE 3: RELATED PARTY TRANSACTIONS

U.S. Global Investors, Inc. (Adviser), under an investment advisory agreement with the Trust in effect through September 30, 2011, furnishes management and investment advisory services and, subject to the supervision of the trustees, directs the investments of each Fund according to its investment objectives, policies and limitations. The Adviser also furnishes all necessary office facilities, business equipment and personnel for administering the affairs of the Trust. Frank E. Holmes, a trustee of the Funds, is the controlling owner of the Adviser.

  NOTES TO FINANCIAL STATEMENTS                        December 31, 2010

For the services of the Adviser, each Fund pays a base management or advisory fee based upon its net assets. Fees are accrued daily and paid monthly. The contractual management fee for each fund is:

                                                     ANNUAL PERCENTAGE OF
                 FUND                              AVERAGE DAILY NET ASSETS
  --------------------------------------------------------------------------------
  U.S. Treasury Securities Cash and         .50% of the first $250,000,000 and
  U.S. Government Securities Savings        .375% of the excess
  Near-Term Tax Free                        .50%
  Tax Free                                  .75% of the first $250,000,000 and
                                            .50% of the excess
  All American Equity                       .80% of the first $500,000,000 and
                                            .75% of the excess
  Holmes Growth and Global MegaTrends       1.00%
  Global Resources                          .95% of the first $500,000,000; .90%
                                            of $500,000,001 to $1,000,000,000 and
                                            .85% of the excess
  World Precious Minerals                   1.00% of the first $500,000,000; .95%
                                            of $500,000,001 to $1,000,000,000 and
                                            .90% of the excess
  Gold and Precious Metals                  .90% of the first $500,000,000 and
                                            .85% of the excess
  Eastern European                          1.25%
  Global Emerging Markets                   1.375%
  China Region                              1.25%

  NOTES TO FINANCIAL STATEMENTS                        December 31, 2010


 The advisory agreement also provides, effective October 1, 2009, that the base advisory fee of the Equity Funds will be adjusted upwards or downwards by 0.25 percent if there is a performance difference of 5 percent or more between a Fund's performance and that of its designated benchmark index over the prior 12 months. The performance adjustment is calculated separately for each share class. For purposes of calculating the performance adjustment for the Institutional Class, the performance will include the performance of the Investor Class shares for periods prior to March 1, 2011. After such time, for purposes of calculating the performance adjustment, the performance of each class will be calculated based on its respective performance. The benchmarks are as follows:

               FUND                           BENCHMARK INDEX
  -----------------------------------------------------------------------
  All American Equity              S&P 500 Index
  Holmes Growth                    S&P Composite 1500 Index
  Global MegaTrends                S&P 500 Index
  Global Resources                 Morgan Stanley Commodity Related
                                   Equity Index
  World Precious Minerals          NYSE Arca Gold Miners Index
  Gold and Precious Metals         FTSE Gold Mines Index
  Eastern European                 MSCI Emerging Markets Europe 10/40
                                   Index (Net Total Return)
  Global Emerging Markets          MSCI Emerging Markets Total Net Return
                                   Index
  China Region                     Hang Seng Composite Index

 No performance adjustment is applied unless the difference between the class's investment performance and the benchmark is 5 percent or greater (positive or negative) during the applicable performance measurement period. The performance fee adjustment is calculated monthly in arrears and is accrued ratably during the month. The management fee, net of any performance fee adjustment, is paid monthly in arrears.

  NOTES TO FINANCIAL STATEMENTS                        December 31, 2010


 The Funds' prospectus and statement of additional information contain additional information about the performance adjustment. The amounts shown as management fees on the Statements of Operations reflects the base fee plus/minus any performance adjustment. During the year ended December 31, 2010, the Funds recorded performance adjustments as follows:

                             INVESTOR CLASS    INSTITUTIONAL CLASS
                             PERFORMANCE FEE     PERFORMANCE FEE
           FUND                ADJUSTMENT          ADJUSTMENT
  ----------------------------------------------------------------
  All American Equity           $ (19,520)                N/A
  Holmes Growth                   (52,325)                N/A
  Global MegaTrends               (29,003)          $      (5)
  Global Resources                711,072               1,303
  World Precious Minerals       1,340,923                  18
  Gold and Precious Metals        422,467                 N/A
  Eastern European               (688,600)                N/A
  Global Emerging Markets         (20,820)                N/A
  China Region                    (19,793)                N/A

 Under an administrative services agreement, the U.S. Treasury Securities Cash, U.S. Government Securities Savings, Near-Term Tax Free, Tax Free, All American Equity, Holmes Growth, Gold and Precious Metals, Eastern European, Global Emerging Markets and China Region Funds compensate the Adviser at an annual rate of 0.08% of the average daily net assets of each Fund for administrative services provided. The Global MegaTrends, Global Resources and World Precious Minerals Funds compensate the Adviser at an annual rate of 0.08% of the average daily net assets for the Investor Class and 0.06% of the average daily net assets for the Institutional Class for administrative services provided. For these funds, for both classes, half is a fund-level fee and half is a class-level fee.

 The Investor Class shares for Equity Funds in the Trust have adopted a distribution plan pursuant to Rule 12b-1 of the Investment Company Act of 1940 in which a subsidiary of the Adviser is paid a fee at an annual rate of 0.25% of the average daily net assets of the Investor Class for sales and promotional services related to the distribution of Investor Class shares. The Institutional Class does not incur distribution plan fees.

 Effective October 1, 2009, the Adviser has voluntarily agreed to reimburse specific funds so that their total operating expenses will not exceed certain annual percentages of average net assets. The expenses for the year ended December 31, 2010, were limited as follows for the Investor Class: U.S. Treasury Securities Cash Fund at 1.00%, U.S. Government Securities Savings Fund at 0.45%, Near-Term Tax Free Fund at 0.45%, Tax Free Fund at 0.70%, All American Equity Fund at 2.20%, Holmes Growth Fund at 2.20%, Global MegaTrends Fund at 2.35%,

  NOTES TO FINANCIAL STATEMENTS                        December 31, 2010


 Global Resources, World Precious Minerals, and Gold and Precious Metals Funds at 1.90%, Eastern European Fund at 2.85%, Global Emerging Markets Fund at 3.15% and China Region Fund at 2.55%. These expense limitations are exclusive of any performance fee adjustments and will continue on a voluntary basis at the Adviser's discretion.

 Effective March 1, 2010, the Adviser has agreed to waive all class specific expenses for the Institutional Class. The expense waiver is exclusive of performance fees, and the Adviser can modify or terminate this arrangement at any time.

 The Adviser has voluntarily agreed to waive fees and/or reimburse U.S. Treasury Securities Cash Fund and U.S. Government Securities Savings Fund to the extent necessary to maintain the respective fund's yield at a certain level as determined by the Adviser (Minimum Yield). The Adviser may recapture any fees waived and/or expenses reimbursed within three years after the end of the fiscal year of such waiver and/or reimbursement to the extent that such recapture would not cause the fund's yield to fall below the Minimum Yield. For the year ended December 31, 2010, fees waived and/or expenses reimbursed as a result of this agreement were $884,850 and $678,107 for the U.S. Treasury Securities Cash Fund and the U.S. Government Securities Savings Fund, respectively. These amounts are recoverable by the Adviser through December 31, 2013. In addition, $170,642 is recoverable by the Adviser from the U.S. Treasury Securities Cash Fund through December 31, 2011, and $789,420 and $258,561 is recoverable by the Adviser from the U.S. Treasury Securities Cash Fund and the U.S. Government Securities Savings Fund, respectively, through December 31, 2012, for fees waived and/or expenses reimbursed in previous fiscal years.

 United Shareholder Services, Inc. (USSI), a wholly-owned subsidiary of the Adviser, is the transfer agent for the Funds. Each Fund's share class pays an annual fee based on the number of shareholder accounts, certain base fees and transaction-and activity-based fees for transfer agency services. Certain account fees are paid directly by shareholders to the transfer agent, which, in turn, reduces its charge to the Funds.

 The Adviser was reimbursed for services of the Funds' Chief Compliance Officer during the year ended December 31, 2010, in the amount of $155,682.

 Brown Brothers Harriman & Co. (BBH) serves as the custodian, fund accounting and administration service agent with a fee structure based on average net assets of the Funds, certain base fees and transaction-based fees. BBH voluntarily waived certain fund accounting service fees for the six-month period ended December 31, 2009. This voluntary fee waiver ended December 31, 2009.

 The independent Trustees receive compensation for serving on the Board. Trustees serving as Chairman of the Board or a special committee or as a member of a committee receive additional compensation. Trustees are also reimbursed for out-

  NOTES TO FINANCIAL STATEMENTS                        December 31, 2010


 of-pocket expenses incurred while attending meetings. Frank E. Holmes receives no compensation from the Funds for serving on the Board.

NOTE 4: INVESTMENTS

 Cost of purchases and proceeds from sales of long-term securities for the year ended December 31, 2010, are summarized as follows:

                   FUND                     PURCHASES         SALES
  ----------------------------------------------------------------------
  Near-Term Tax Free                       $  7,546,080   $      175,000
  Tax Free                                    3,798,421        3,090,334
  All American Equity                        44,640,318       44,743,292
  Holmes Growth                              53,819,879       55,892,579
  Global MegaTrends                          21,352,965       26,912,547
  Global Resources                          961,711,021    1,040,735,979
  World Precious Minerals                   420,155,472      515,678,894
  Gold and Precious Metals                  219,722,880      241,479,658
  Eastern European                          278,500,773      350,654,316
  Global Emerging Markets                    22,749,126       24,280,645
  China Region                              111,864,316      123,664,531

 U.S. Treasury Securities Cash and U.S. Government Securities Savings held only short-term investments. The Funds neither purchased nor sold long-term U.S. government securities during the period.

 Investments in foreign issuers as a percent of total investments at December 31, 2010, were: 4.37% of All American Equity, 26.10% of Holmes Growth, 57.48% of Global MegaTrends, 58.26% of Global Resources, 97.01% of World Precious Minerals, 94.87% of Gold and Precious Metals, 99.54% of Eastern European, 94.80% of Global Emerging Markets and 97.10% of China Region.
                                                                     185

  NOTES TO FINANCIAL STATEMENTS                        December 31, 2010


NOTE 5: TAX INFORMATION

 The following table presents the income tax basis of securities owned at December 31, 2010, and the tax basis components of net unrealized appreciation (depreciation):

                                                 GROSS           GROSS       NET UNREALIZED
                                 AGGREGATE     UNREALIZED     UNREALIZED     APPRECIATION/
              FUND                TAX COST    APPRECIATION   DEPRECIATION    (DEPRECIATION)
  -----------------------------------------------------------------------------------------
  U.S. Treasury Securities
    Cash                        $ 99,653,581  $        --    $          --    $         --
  U.S. Government Securities
    Savings                      203,598,089           --               --              --
  Near-Term Tax Free              28,299,557      679,864          (73,124)        606,740
  Tax Free                        19,513,936      638,402         (497,677)        140,725
  All American Equity             15,285,126    2,869,255         (221,226)      2,648,029
  Holmes Growth                   33,776,595    7,834,221         (722,593)      7,111,628
  Global MegaTrends               16,633,501    3,972,383         (100,729)      3,871,654
  Global Resources               798,960,453  265,006,869     (121,422,309)    143,584,560
  World Precious Minerals        735,142,618  315,429,167     (223,786,805)     91,642,362
  Gold and Precious Metals       220,184,942  101,121,500      (19,153,885)     81,967,615
  Eastern European               317,010,897  148,938,536      (24,957,694)    123,980,842
  Global Emerging Markets         11,603,041    2,290,821         (637,376)      1,653,445
  China Region                    46,749,969    8,032,488       (1,922,792)      6,109,696

 As of December 31, 2010, the components of distributable earnings on a tax basis were as follows:

                              UNDISTRIBUTED   UNDISTRIBUTED   UNDISTRIBUTED   NET UNREALIZED
                               TAX-EXEMPT       ORDINARY        LONG-TERM      APPRECIATION
             FUND                INCOME          INCOME       CAPITAL GAINS   (DEPRECIATION)
  ------------------------------------------------------------------------------------------
  U.S. Treasury Securities
    Cash                         $   --        $       907       $   --        $         --
  U.S. Government Securities
    Savings                          --              1,037           --                  --
  Near-Term Tax Free              5,974             11,666           --             606,740
  Tax Free                        2,831             30,632           --             140,725
  All American Equity                --              9,087           --           2,648,030
  Holmes Growth                      --                 --           --           7,111,585
  Global MegaTrends                  --             36,114           --           3,871,686
  Global Resources                   --         30,550,082           --         143,583,347
  World Precious Minerals            --         69,269,383           --          91,713,278
  Gold and Precious Metals           --                 --           --          81,966,884
  Eastern European                   --                 --           --         123,996,737
  Global Emerging Markets            --                 --           --           1,660,906
  China Region                       --                 --           --           6,109,694

 The differences between book-basis and tax-basis unrealized appreciation (depreciation) for All American Equity, Holmes Growth, Global MegaTrends, Global Resources, World Precious Minerals, Gold and Precious Metals, Eastern European, Global Emerging Markets and China Region Funds are attributable primarily to the tax deferral of losses on wash sales, investment in passive foreign investment companies
 (PFIC), forwards marked to markets, unreversed return of

  NOTES TO FINANCIAL STATEMENTS                        December 31, 2010


 capital in Canadian Trusts, adjustments for partnerships, tax straddle loss deferrals on written options, and adjustments for grantor trusts.

 Reclassifications are made to the Funds' capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. For the year ended December 31, 2010, the Funds recorded the following reclassifications to increase (decrease) the accounts listed below:

                                            ACCUMULATED
                                                NET        ACCUMULATED
                                             INVESTMENT    NET REALIZED
                    FUND                       INCOME          GAIN       PAID-IN CAPITAL
  ---------------------------------------------------------------------------------------
  U.S. Treasury Securities Cash             $        78    $       285     $       (363)
  U.S. Government Securities Savings           (260,734)            --          260,734
  Near-Term Tax Free                                 --             --               --
  Tax Free                                           --             --               --
  All American Equity                            (7,496)        41,490          (33,994)
  Holmes Growth                                 655,263       (139,267)        (515,996)
  Global MegaTrends                             (14,965)        18,231           (3,266)
  Global Resources                           15,599,468    (15,599,497)              29
  World Precious Minerals                    71,135,521    (71,135,531)              10
  Gold and Precious Metals                    5,016,242      8,131,804      (13,148,046)
  Eastern European                            1,206,312        348,345       (1,554,657)
  Global Emerging Markets                       119,549         28,045         (147,594)
  China Region                                  741,130       (379,575)        (361,555)

 The tax character of distributions paid during the fiscal year ended December 31, 2010, were as follows:

                                    TAX-EXEMPT     ORDINARY       LONG-TERM
                FUND                  INCOME        INCOME      CAPITAL GAINS      TOTAL
  -----------------------------------------------------------------------------------------
  U.S. Treasury Securities Cash      $     --     $   10,459     $        --    $    10,459
  U.S. Government Securities
   Savings                                 --         22,923              --         22,923
  Near-Term Tax Free                  619,205         37,242              --        656,447
  Tax Free                            737,171         39,612              --        776,783
  All American Equity                      --             --              --             --
  Holmes Growth                            --        449,513              --        449,513
  Global MegaTrends - Investor
   Class                                   --         13,170              --         13,170
  Global MegaTrends -
   Institutional Class                     --         35,430              --         35,430
  Global Resources - Investor
   Class                                   --     21,220,358              --     21,220,358
  Global Resources - Institutional
   Class                                   --        430,785              --        430,785
  World Precious Minerals -
   Investor Class                          --     99,236,093              --     99,236,093
  World Precious Minerals -
   Institutional Class                     --        209,612              --        209,612
  Gold and Precious Metals                 --      3,708,191      18,871,531     22,579,722
  Eastern European                         --             --              --             --
  Global Emerging Markets                  --             --              --             --
  China Region                             --             --              --             --

                                                                     187

  NOTES TO FINANCIAL STATEMENTS                        December 31, 2010


 The tax character of distributions paid during the fiscal year ended December 31, 2009, were as follows:

                                    TAX-EXEMPT     ORDINARY       LONG-TERM
                FUND                  INCOME        INCOME      CAPITAL GAINS      TOTAL
  -----------------------------------------------------------------------------------------
  U.S. Treasury Securities Cash      $     --     $   10,436       $     --     $    10,436
  U.S. Government Securities
   Savings                                 --        334,574             --         334,574
  Near-Term Tax Free                  462,656         32,117             --         494,773
  Tax Free                            677,673         38,269             --         715,942
  All American Equity                      --         91,991             --          91,991
  Holmes Growth                            --             --             --              --
  Global MegaTrends                        --         86,578             --          86,578
  Global Resources                         --             --             --              --
  World Precious Minerals                  --     24,089,084             --      24,089,084
  Gold and Precious Metals                 --        605,996             --         605,996
  Eastern European                         --             --             --              --
  Global Emerging Markets                  --             --             --              --
  China Region                             --             --             --              --

 Capital loss carryforwards may be used to offset current or future taxable capital gains until expiration. The Funds' tax-basis capital gains and losses are determined only at the end of each fiscal year. Under the recently enacted Regulated Investment Company Modernization Act of 2010, the Funds will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010, for an unlimited period. However, any losses incurred during those future years will be required to be utilized prior to the losses incurred in pre-enactment tax years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law. The loss carryforwards and related expiration dates for each fund, as of December 31, 2010, are as follows:

                                                         EXPIRATION DATE
                                       ---------------------------------------------------
                  FUND                  2011       2012      2013      2014        2015
  ----------------------------------------------------------------------------------------
  U.S. Treasury Securities Cash        $    --   $     --   $   --   $     --   $       --
  U.S. Government Securities Savings        --         --       --         --           --
  Near-Term Tax Free                    46,218     33,686    2,760    202,719        2,488
  Tax Free                              25,127    421,236       --         --           --
  All American Equity                       --         --       --         --           --
  Holmes Growth                             --         --       --         --           --
  Global MegaTrends                         --         --       --         --    7,656,370
  Global Resources                          --         --       --         --           --
  World Precious Minerals                   --         --       --         --           --
  Gold and Precious Metals                  --         --       --         --           --
  Eastern European                          --         --       --         --           --
  Global Emerging Markets                   --         --       --         --    3,474,958
  China Region                              --         --       --         --           --

  NOTES TO FINANCIAL STATEMENTS                        December 31, 2010


                                                       EXPIRATION DATE
                                  ---------------------------------------------------------
               FUND                   2016           2017           2018          TOTAL
  -----------------------------------------------------------------------------------------
  U.S. Treasury Securities Cash   $         --   $         --   $         --   $         --
  U.S. Government Securities
    Savings                                 --             --             --             --
  Near-Term Tax Free                       112            722          2,532        291,237
  Tax Free                              10,697             --             --        457,060
  All American Equity                  899,593      2,923,917             --      3,823,510
  Holmes Growth                             --      4,410,934             --      4,410,934
  Global MegaTrends                  5,994,166        995,675             --     14,646,211
  Global Resources                  91,976,938    313,223,879             --    405,200,817
  World Precious Minerals           26,243,323     65,119,274             --     91,362,597
  Gold and Precious Metals                  --             --             --             --
  Eastern European                  83,605,572    257,523,539     15,445,946    356,575,057
  Global Emerging Markets            2,965,929      5,814,949             --     12,255,836
  China Region                      15,020,267             --             --     15,020,267

                                POST OCTOBER 31, 2010      POST OCTOBER 31, 2010
              FUND              CAPITAL LOSS DEFERRAL      CURRENCY LOSS DEFERRAL
  -------------------------------------------------------------------------------
  Tax Free                            $      171                  $    --
  Holmes Growth                               --                      314
  Global MegaTrends                      202,556                       --
  World Precious Minerals              1,430,147                       --
  Gold and Precious Metals                    --                   29,380
  Eastern European                            --                   59,553
  Global Emerging Markets                     --                    2,248

 The above amounts, in accordance with tax rules, are deemed to have occurred on January 1, 2011.

NOTE 6: RISKS OF CONCENTRATIONS

 The Near-Term Tax Free Fund and the Tax Free Fund may be exposed to risks related to concentration of investments in a particular state or geographic area. These investments present risks resulting from changes in economic conditions of the region or the issuer.

 Because the Global Resources Fund concentrates its investments in a specific industry, the fund may be subject to greater risks and fluctuations than a portfolio representing a broader range of industries.

 The investment policies of the World Precious Minerals and Gold and Precious Metals Funds present unique risks to their respective portfolios' values. The prices of gold and other precious metals may be subject to fluctuations caused by international monetary and political developments including trade or currency restrictions, currency devaluation and revaluation, and social and political conditions within a country. Fluctuations in the prices of gold and other precious metals will affect the market values of the securities held by these funds.

  NOTES TO FINANCIAL STATEMENTS                        December 31, 2010


 The Eastern European invests more than 25% of its investments in companies principally engaged in the oil & gas or banking industries. The risk of concentrating investments in this group of industries will make the fund more susceptible to risk in these industries than funds which do not concentrate their investments in an industry.

 The Eastern European and Global Emerging Markets Funds may be exposed to risks not typically associated with investment in the United States due to their concentration of investments in emerging markets. These risks include possible revaluation of currencies, less public information about companies, disruptive political or economic conditions and the possible imposition of adverse governmental laws or currency exchange restrictions. Moreover, securities of many foreign issuers and their markets may be less liquid and their prices more volatile than those securities of comparable U.S. issuers.

 The China Region Fund may be exposed to risks not typically associated with investments in the United States, due to concentration of investments in foreign issuers in the region. These investments present risks resulting from disruptive political or economic conditions and the potential imposition of adverse governmental laws or currency exchange restrictions affecting the area.

NOTE 7: CREDIT ARRANGEMENTS

 Each of the Funds, along with other funds under common management, has a revolving credit facility with BBH. Borrowings of each Fund are collateralized by any or all of the securities held by BBH as the Fund's custodian up to the amount of the borrowing. Interest on borrowings is charged at the current overnight Federal Funds Rate plus 2%. Each Fund has a maximum borrowing limit of 10% of qualified assets. The aggregate of borrowings by all Funds under the agreement cannot exceed $30,000,000 at any one time. There were no borrowings under the revolving credit facility during the year ended December 31, 2010. The U.S. Global Investors Funds paid BBH a total of $45,625 in commitment fees for the year ended December 31, 2010, under this arrangement.

 NOTE 8: SHARES OF BENEFICIAL INTEREST

 At December 31, 2010, individual shareholders holding more than 5% of outstanding Investor Class shares comprised 5.52% and 12.51% of the Near-Term Tax Free Fund and the Tax Free Fund, respectively. In addition, the Adviser held 11.06%, 8.68% and 8.21% of the Investor Class shares of U.S. Government Securities Savings Fund, Near-Term Tax Free Fund and Tax Free Fund, respectively. Control is defined by the 1940 Act as the beneficial ownership, either directly or through one or more controlled companies, of more than 25% of the voting securities of a company. Investment activities of these shareholders could have a material impact on the Funds.

  FINANCIAL HIGHLIGHTS

U.S. TREASURY SECURITIES CASH FUND

FOR A CAPITAL SHARE OUTSTANDING DURING THE

                                                                            INVESTOR CLASS
                                              --------------------------------------------------------------------------
                                                                            SIX MONTHS
                                              YEAR ENDED DECEMBER 31,         ENDED            YEAR ENDED JUNE 30,
                                              ------------------------     DECEMBER 31,   ------------------------------
                                                 2010             2009        2008*           2008       2007       2006
NET ASSET VALUE, BEGINNING OF PERIOD            $1.00            $1.00          $1.00        $1.00      $1.00      $1.00
------------------------------------------------------------------------------------------------------------------------

Investment Activities
  Net investment income                            --(a)            --(a)          --(a)       .02        .04        .03
  Net realized and unrealized gain                 --               --             --           --         --         --
                                              -------         --------     ----------     --------   --------   --------
  Total from investment activities                 --(a)            --(a)          --(a)       .02        .04        .03
                                              -------         --------     ----------     --------   --------   --------
Distributions from net investment income           --(a)            --(a)          --(a)      (.02)      (.04)      (.03)

------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                  $1.00            $1.00          $1.00        $1.00      $1.00      $1.00
------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (excluding account fees) (b)         .01%             .01%           .23%        2.46%      4.36%      3.11%
Ratios to Average Net Assets: (c)
  Net investment income                           .01%             .01%           .44%        2.43%      4.27%      3.06%
  Total expenses                                 1.01%            1.01%          1.11%        1.09%       .91%       .92%
  Expenses waived or reimbursed (d)(e)           (.86)%           (.75)%         (.38)%       (.09)%     (.02)%       --
  Net recouped fees (e)                            --               --             --           --(g)       --       .03%
  Net expenses (f)                                .15%             .26%           .73%        1.00%       .89%       .95%

NET ASSETS, END OF PERIOD (IN THOUSANDS)      $99,491         $103,889       $121,410     $111,955   $116,012   $119,028

* Effective December 31, 2008, the fiscal year changed to December 31.
(a)  The per share amount does not round to a full penny.
(b) Total returns for periods less than one year are not annualized. Assumes investment at the net asset value at the beginning of the period, reinvestment of all distribution and a complete redemption of the investment at the net asset value at the end of the period.
(c)  Ratios are annualized for periods of less than one year.
(d) Expenses waived or reimbursed reflect reductions to total expenses, as discussed in the notes to the financial statements. These amounts would decrease the net investment income ratio had such reductions not occurred.
(e) During the year ended June 30, 2004, the Adviser waived fees and/or reimbursed expenses as a result of a Minimum Yield Agreement in the amount of $45,136. As allowed by the recapture provision of this agreement, the U.S. Treasury Securities Cash Fund reimbursed the Adviser the previously waived amount of $45,136 during the year ended June 30, 2006. During the year ended June 30, 2008, the Adviser waived fees and/or reimbursed expenses under the Minimum Yield Agreement in the amount of $4,259. The Fund reimbursed the Adviser the $4,259 during the year ended June 30, 2008. During the six months ended December 31, 2008, the year ended December 31, 2009 and the year ended December 31, 2010, the Adviser waived fees and/or reimbursed expenses under the Minimum Yield Agreement in the amount of $170,642, $789,420 and $884,850, respectively. These waivers/reimbursements are subject to recapture in future periods.
(f) The net expense ratios shown above reflect expenses after waivers and reimbursements but exclude the effect of reductions to total expenses for any expense offset. Expense offset arrangements reduce total expenses, as discussed in the notes to the financial statements. These amounts would decrease the net investment income ratio had such reductions not occurred. The effects of expenses offset are as follows:

                                                                            INVESTOR CLASS
                                              --------------------------------------------------------------------------
                                                                            SIX MONTHS
                                              YEAR ENDED DECEMBER 31,         ENDED            YEAR ENDED JUNE 30,
                                              ------------------------     DECEMBER 31,   ------------------------------
                                                 2010             2009        2008*           2008       2007       2006
Ratios to Average Net Assets (c):
Expenses offset (g)                                --               --             --           --         --         --

(g)  Effect on the expense ratio was not greater than 0.005%.

See accompanying notes to financial statements.
                                                                     191

  FINANCIAL HIGHLIGHTS

U.S. GOVERNMENT SECURITIES SAVINGS FUND

FOR A CAPITAL SHARE OUTSTANDING DURING THE

                                                                            INVESTOR CLASS
                                             -----------------------------------------------------------------------------
                                                                            SIX MONTHS
                                              YEAR ENDED DECEMBER 31,         ENDED              YEAR ENDED JUNE 30,
                                             -------------------------     DECEMBER 31,   --------------------------------
                                                 2010             2009        2008*           2008        2007        2006
NET ASSET VALUE, BEGINNING OF PERIOD            $1.00            $1.00          $1.00        $1.00       $1.00       $1.00
--------------------------------------------------------------------------------------------------------------------------

Investment Activities
  Net investment income                            --(a)            --(a)         .01          .03         .05         .04
  Net realized and unrealized gain                 --(a)            --             --(a)        --(a)       --(a)       --
                                             --------         --------     ----------     --------    --------    --------
  Total from investment activities                 --(a)            --(a)         .01          .03         .05         .04
                                             --------         --------     ----------     --------    --------    --------
Distributions from net investment income           --(a)            --(a)        (.01)        (.03)       (.05)       (.04)

--------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                  $1.00            $1.00          $1.00        $1.00       $1.00       $1.00
--------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (excluding account fees) (b)         .01%             .10%           .67%        3.47%       4.86%       3.69%
Ratios to Average Net Assets: (c)
  Net investment income                           .01%             .11%          1.36%        3.42%       4.75%       3.64%
  Total expenses                                  .82%             .78%           .73%         .65%        .62%        .64%
  Expenses waived or reimbursed (d)              (.67)%           (.42)%         (.26)%       (.20)%      (.17)%      (.19)%
  Net expenses (e)                                .15%             .36%           .47%(g)      .45%        .45%        .45%

NET ASSETS, END OF PERIOD (IN THOUSANDS)     $203,835         $263,232       $357,910     $446,208    $469,095    $435,417

* Effective December 31, 2008, the fiscal year changed to December 31.
(a)  The per share amount does not round to a full penny.
(b) Total returns for periods less than one year are not annualized. Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions and a complete redemption of the investment at the net asset value at the end of the period.
(c)  Ratios are annualized for periods of less than one year.
(d) Expenses waived or reimbursed reflect reductions to total expenses, as discussed in the notes to the financial statements. These amounts would decrease the net investment income ratio had such reductions not occurred. During the year ended December 31, 2009 and the year ended December 31, 2010, the Adviser waived fees and/or reimbursed expenses under the Minimum Yield Agreement in the amount of $258,561 and $678,107, respectively. These waivers/reimbursements are subject to recapture in future periods.
(e) The net expense ratios shown above reflect expenses after waivers and reimbursements but exclude the effect of reductions to total expenses for any expenses offset. Expense offset arrangements reduce total expenses, as discussed in the notes to the financial statements. These amounts would decrease the net investment income ratio had such reductions not occurred. The effect of expenses offset are as follows:

                                                                           INVESTOR CLASS
                                             ---------------------------------------------------------------------------
                                                                            SIX MONTHS
                                              YEAR ENDED DECEMBER 31,         ENDED            YEAR ENDED JUNE 30,
                                             -------------------------     DECEMBER 31,   ------------------------------
                                                 2010             2009        2008*           2008       2007       2006
Ratios to Average Net Assets (c):
Expenses offset (f)                                --               --             --           --         --         --

(f)  Effect on the expense ratio was not greater than 0.005%.
(g) The annualized net expense ratio for the six months ended December 31, 2008, exceeded the limitation for the period due to the cost of participating in the U.S. Treasury Guarantee Program for the Money Market Funds. The cost to participate was without regard to the expense limitation.

See accompanying notes to financial statements.

  FINANCIAL HIGHLIGHTS

NEAR-TERM TAX FREE FUND

FOR A CAPITAL SHARE OUTSTANDING DURING THE

                                                                             INVESTOR CLASS
                                                 -----------------------------------------------------------------------
                                                                              SIX MONTHS
                                                 YEAR ENDED DECEMBER 31,        ENDED           YEAR ENDED JUNE 30,
                                                 -----------------------     DECEMBER 31,   ----------------------------
                                                    2010            2009        2008*          2008      2007       2006
NET ASSET VALUE, BEGINNING OF PERIOD               $2.21           $2.16         $2.14        $2.12     $2.12      $2.17
------------------------------------------------------------------------------------------------------------------------

Investment Activities
  Net investment income                              .06             .06           .03          .07       .07        .07
  Net realized and unrealized gain (loss)            .01             .05           .02          .02        --(a)    (.05)
                                                 -------         -------     ---------      -------   -------    -------
  Total from investment activities                   .07             .11           .05          .09       .07        .02
                                                 -------         -------     ---------      -------   -------    -------
Distributions from net investment income            (.06)           (.06)         (.03)        (.07)     (.07)      (.07)

------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                     $2.22           $2.21         $2.16        $2.14     $2.12      $2.12
------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (excluding account fees) (b)           2.95%           5.00%         2.55%        4.42%     3.51%       .75%
Ratios to Average Net Assets: (c)
  Net investment income                             2.46%           2.63%         3.15%        3.41%     3.43%      3.08%
  Total expenses                                    1.30%           1.53%         1.82%        1.91%     1.63%      1.54%
  Expenses waived or reimbursed (d)                 (.85)%         (1.08)%       (1.37)%      (1.46)%   (1.18)%    (1.09)%
  Net expenses (e)                                   .45%            .45%          .45%         .45%      .45%       .45%
Portfolio turnover rate                                1%             --(g)          8%           8%       22%        33%

NET ASSETS, END OF PERIOD (IN THOUSANDS)         $29,138         $23,337       $13,989      $13,603   $13,383    $15,830

* Effective December 31, 2008, the fiscal year changed to December 31.
(a)  The per share amount does not round to a full penny.
(b) Total returns for periods less than one year are not annualized. Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions and a complete redemption of the investment at the net asset value at the end of the period.
(c)  Ratios are annualized for periods of less than one year.
(d) Expenses waived or reimbursed reflect reductions to total expenses, as discussed in the notes to the financial statements. These amounts would decrease the net investment income ratio had such reductions not occurred.
(e) The net expense ratios shown above reflect expenses after waivers and reimbursements but exclude the effect of reductions to total expenses for any expenses offset. Expense offset arrangements reduce total expenses, as discussed in the notes to the financial statements. These amounts would decrease the net investment income ratio had such reductions not occurred. The effect of expenses offset are as follows:

                                                                             INVESTOR CLASS
                                                 ----------------------------------------------------------------------
                                                                              SIX MONTHS
                                                 YEAR ENDED DECEMBER 31,        ENDED           YEAR ENDED JUNE 30,
                                                 -----------------------     DECEMBER 31,   ---------------------------
                                                    2010            2009        2008*          2008      2007      2006
Ratios to Average Net Assets (c):
Expenses offset (f)                                   --              --            --           --        --        --

(f)  Effect on the expense ratio was not greater than 0.005%.
(g)  Portfolio turnover was not greater than 0.5%

See accompanying notes to financial statements.
                                                                     193

  FINANCIAL HIGHLIGHTS

TAX FREE FUND

FOR A CAPITAL SHARE OUTSTANDING DURING THE

                                                                             INVESTOR CLASS
                                                 -----------------------------------------------------------------------
                                                                              SIX MONTHS
                                                 YEAR ENDED DECEMBER 31,        ENDED            YEAR ENDED JUNE 30,
                                                 -----------------------     DECEMBER 31,   ----------------------------
                                                    2010            2009        2008*          2008      2007       2006
NET ASSET VALUE, BEGINNING OF PERIOD              $12.20          $11.72        $11.93       $11.98    $11.98     $12.33
------------------------------------------------------------------------------------------------------------------------

Investment Activities
  Net investment income                              .44             .45           .23          .47       .50        .52
  Net realized and unrealized gain (loss)           (.19)            .48          (.21)        (.05)       --(a)     (.36)
                                                 -------         -------     ---------      -------   -------    -------
  Total from investment activities                   .25             .93           .02          .42       .50        .16
                                                 -------         -------     ---------      -------   -------    -------
Distributions from net investment income            (.44)           (.45)         (.23)        (.47)     (.50)      (.51)

------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                    $12.01          $12.20        $11.72       $11.93    $11.98     $11.98
------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (excluding account fees) (b)           2.04%           8.03%          .22%        3.54%     4.15%      1.30%
Ratios to Average Net Assets: (c)
  Net investment income                             3.55%           3.73%         3.92%        3.91%     4.09%      4.01%
  Total expenses                                    1.66%           1.75%         1.91%        1.94%     1.86%      1.69%
  Expenses waived or reimbursed (d)                 (.96)%         (1.05)%       (1.21)%      (1.24)%   (1.16)%     (.99)%
  Net expenses (e)                                   .70%            .70%          .70%         .70%      .70%       .70%
Portfolio turnover rate                               15%             --(g)          6%          11%        6%        19%

NET ASSETS, END OF PERIOD (IN THOUSANDS)         $19,794         $22,102       $16,946      $18,380   $15,940    $14,992

* Effective December 31, 2008, the fiscal year changed to December 31.
(a)  The per share amount does not round to a full penny.
(b) Total returns for periods less than one year are not annualized. Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions and a complete redemption of the investment at the net asset value at the end of the period.
(c)  Ratios are annualized for periods of less than one year.
(d) Expenses waived or reimbursed reflect reductions to total expenses, as discussed in the notes to the financial statements. These amounts would decrease the net investment income ratio had such reductions not occurred.
(e) The net expense ratios shown above reflect expenses after waivers and reimbursements but exclude the effect of reductions to total expenses for any expenses offset. Expense offset arrangements reduce total expenses, as discussed in the notes to the financial statements. These amounts would decrease the net investment income ratio had such reductions not occurred. The effect of expenses offset are as follows:

                                                                             INVESTOR CLASS
                                                 ----------------------------------------------------------------------
                                                                              SIX MONTHS
                                                 YEAR ENDED DECEMBER 31,        ENDED           YEAR ENDED JUNE 30,
                                                 -----------------------     DECEMBER 31,   ---------------------------
                                                    2010            2009        2008*          2008      2007      2006
Ratios to Average Net Assets (c):
Expenses offset (f)                                   --              --            --           --        --        --

(f)  Effect on the expense ratio was not greater than 0.005%.
(g)  Portfolio turnover was not greater than 0.5%

See accompanying notes to financial statements.

  FINANCIAL HIGHLIGHTS

ALL AMERICAN EQUITY FUND

FOR A CAPITAL SHARE OUTSTANDING DURING THE

                                                                             INVESTOR CLASS
                                                 ----------------------------------------------------------------------
                                                                              SIX MONTHS
                                                 YEAR ENDED DECEMBER 31,        ENDED           YEAR ENDED JUNE 30,
                                                 -----------------------     DECEMBER 31,   ---------------------------
                                                    2010            2009        2008*          2008      2007      2006
NET ASSET VALUE, BEGINNING OF PERIOD              $19.60          $17.33        $27.27       $28.58    $27.59    $24.47
-----------------------------------------------------------------------------------------------------------------------

Investment Activities
  Net investment income (loss)                       .02            (.13)          .04         (.15)     (.08)     (.18)
  Net realized and unrealized gain (loss)           3.10            2.51         (9.97)        1.98      4.94      3.89
                                                 -------         -------     ---------      -------   -------   -------
  Total from investment activities                  3.12            2.38         (9.93)        1.83      4.86      3.71
                                                 -------         -------     ---------      -------   -------   -------
Distributions
  From net investment income                          --            (.11)         (.01)          --        --        --
  From net realized gains                             --              --            --        (3.01)    (3.87)     (.59)
  From tax return of capital                          --              --            --         (.13)       --        --
                                                 -------         -------     ---------      -------   -------   -------
  Total distributions                                 --            (.11)         (.01)       (3.14)    (3.87)     (.59)
                                                 -------         -------     ---------      -------   -------   -------
Short-Term Trading Fees ** (a)                        --              --            --           --        --        --

-----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                    $22.72          $19.60        $17.33       $27.27    $28.58    $27.59
-----------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (excluding account fees) (b)          15.92%          13.75%       (36.42)%       5.99%    19.59%    15.25%
Ratios to Average Net Assets: (c)
  Net investment income (loss)                       .10%           (.74)%         .35%        (.55)%    (.28)%    (.67)%
  Total expenses                                    2.56%           2.79%         2.37%        1.98%     2.01%     2.20%
  Expenses waived or reimbursed (d)                 (.48)%          (.96)%        (.62)%       (.23)%    (.26)%    (.44)%
  Net expenses (e)                                  2.08%           1.83%         1.75%        1.75%     1.75%     1.76%
Portfolio turnover rate                              299%            343%          205%         225%      223%      369%


NET ASSETS, END OF PERIOD (IN THOUSANDS)         $17,760         $16,436       $16,234      $26,513   $23,479   $21,547

*    Effective December 31, 2008, the fiscal year changed to
     December 31.
**   Based on average monthly shares outstanding.
(a)  The per share amount does not round to a full penny.
(b) Total returns for periods less than one year are not annualized. Assumes investment at the net asset value at the beginning of the period, reinvestment of all distribution and a complete redemption of the investment at the net asset value at the end of the period.
(c)  Ratios are annualized for periods of less than one year.
(d) Expenses waived or reimbursed reflect reductions to total expenses, as discussed in the notes to the financial statements. These amounts would increase the net investment loss ratio or decrease the net investment income ratio, as applicable, had such reductions not occurred.
(e) The net expense ratios shown above reflect expenses after waivers and reimbursements but exclude the effect of reductions to total expenses for any expenses offset. Expense offset arrangements reduce total expenses, as discussed in the notes to the financial statements. These amounts would increase the net investment loss ratio, or decrease the net investment income ratio, as applicable, had such reductions not occurred. The effect of expenses offset are as follows:

                                                                             INVESTOR CLASS
                                                 -----------------------------------------------------------------------
                                                                              SIX MONTHS
                                                 YEAR ENDED DECEMBER 31,        ENDED            YEAR ENDED JUNE 30,
                                                 -----------------------     DECEMBER 31,   ----------------------------
                                                    2010            2009        2008*          2008      2007        2006
Ratios to Average Net Assets (c):
Expenses offset                                       --(f)           --(f)         --(f)        --(f)      --(f)   (0.01)%

(f)  Effect on the expense ratio was not greater than 0.005%.

See accompanying notes to financial statements.
                                                                     195

  FINANCIAL HIGHLIGHTS

HOLMES GROWTH FUND

FOR A CAPITAL SHARE OUTSTANDING DURING THE

                                                                             INVESTOR CLASS
                                                 ----------------------------------------------------------------------
                                                                              TWO MONTHS
                                                 YEAR ENDED DECEMBER 31,        ENDED         YEAR ENDED OCTOBER 31,
                                                 -----------------------     DECEMBER 31,   ---------------------------
                                                    2010            2009        2008*          2008      2007      2006
NET ASSET VALUE, BEGINNING OF PERIOD              $15.54          $12.79        $14.14       $24.78    $18.34    $16.56
-----------------------------------------------------------------------------------------------------------------------

Investment Activities
  Net investment loss                               (.22)           (.13)         (.01)        (.15)     (.14)     (.14)
  Net realized and unrealized gain (loss)           3.54            2.88         (1.34)      (10.49)     6.58      1.92
                                                 -------         -------     ---------      -------   -------   -------
  Total from investment activities                  3.32            2.75         (1.35)      (10.64)     6.44      1.78
                                                 -------         -------     ---------      -------   -------   -------
Distributions                                       (.21)             --            --           --        --        --
Short-Term Trading Fees ** (a)                        --              --            --           --        --        --

-----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                    $18.65          $15.54        $12.79       $14.14    $24.78    $18.34
-----------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (excluding account fees) (b)          21.35%          21.50%        (9.55)%     (42.94)%   35.11%    10.75%
Ratios to Average Net Assets: (c)
  Net investment loss                              (1.29)%          (.93)%        (.27)%       (.65)%    (.62)%    (.69)%
  Total expenses                                    1.93%           2.10%         2.51%        1.74%     1.72%     1.74%
  Expenses waived or reimbursed (d)                   --(f)         (.33)%        (.76)%         --        --        --
  Net expenses (e)                                  1.93%           1.77%         1.75%        1.74%     1.72%     1.74%
Portfolio turnover rate                              160%            219%           20%         140%       98%      290%

NET ASSETS, END OF PERIOD (IN THOUSANDS)         $40,604         $37,149       $32,488      $36,231   $68,881   $61,810

*    Effective December 31, 2008, the fiscal year changed to
     December 31.
**   Based on average monthly shares outstanding.
(a)  The per share amount does not round to a full penny.
(b) Total returns for periods less than one year are not annualized. Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions and a complete redemption of the investment at the net asset value at the end of the period.
(c)  Ratios are annualized for periods of less than one year.
(d) Expenses waived or reimbursed reflect reductions to total expenses, as discussed in the notes to the financial statements. These amounts would increase the net investment loss ratio or decrease the net investment income ratio, as applicable, had such reductions not occurred.
(e) The net expense shown above reflect expenses after waivers and reimbursements but exclude the effect of reductions to total expenses for any expenses offset. Expense offset arrangements reduce total expenses, as discussed in the notes to the financial statements. These amounts would increase the net investment loss ratio, or decrease the net investment income ratio, as applicable, had such reductions not occurred. The effect of expenses offset are as follows:

                                                                             INVESTOR CLASS
                                                 -----------------------------------------------------------------------
                                                                              TWO MONTHS
                                                 YEAR ENDED DECEMBER 31,        ENDED          YEAR ENDED OCTOBER 31,
                                                 -----------------------     DECEMBER 31,   ----------------------------
                                                    2010            2009        2008*          2008      2007       2006
Ratios to Average Net Assets (c):
Expenses offset                                       --(f)           --(f)         --(f)        --(f)      --(f)   (0.01)%


(f)  Effect on the expense ratio was not greater than 0.005%.

See accompanying notes to financial statements.

  FINANCIAL HIGHLIGHTS

GLOBAL MEGATRENDS FUND

FOR A CAPITAL SHARE OUTSTANDING DURING THE

                                                                                                             INSTITUTIONAL
                                                                 INVESTOR CLASS                                  CLASS
                                     --------------------------------------------------------------------    -------------
                                          YEAR ENDED          TWO MONTHS                                        PERIOD
                                         DECEMBER 31,           ENDED          YEAR ENDED OCTOBER 31,           ENDED
                                     --------------------    DECEMBER 31,   -----------------------------    DECEMBER 31,
                                        2010         2009       2008*          2008     2007**       2006       2010(e)
NET ASSET VALUE, BEGINNING OF
  PERIOD                               $8.15        $6.28        $6.60       $12.75     $11.07     $10.30        $7.84
----------------------------------------------------------------------------------------------------------   ------------

Investment Activities
  Net investment income (loss)           .06          .03           --(a)        --(a)    (.11)      (.10)         .01
  Net realized and unrealized gain
    (loss)                               .63         1.86         (.31)       (5.30)      2.63       1.18         1.02
                                     -------      -------    ---------      -------    -------    -------    ---------
  Total from investment activities       .69         1.89         (.31)       (5.30)      2.52       1.08         1.03
                                     -------      -------    ---------      -------    -------    -------    ---------
Distributions
  From net investment income            (.01)        (.02)          --           --         --         --         (.08)
  From net realized gains                 --           --           --         (.85)      (.84)      (.31)          --
  From tax return of capital              --           --         (.01)          --         --         --           --
                                     -------      -------    ---------      -------    -------    -------    ---------
  Total distributions                   (.01)        (.02)        (.01)        (.85)      (.84)      (.31)        (.08)
                                     -------      -------    ---------      -------    -------    -------    ---------
Short-Term Trading Fees ***               --(a)        --(a)        --(a)        --(a)      --(a)      --(a)        --

---------------------------------------------------------------------------------------------------------   -------------
NET ASSET VALUE, END OF PERIOD         $8.83        $8.15        $6.28        $6.60     $12.75     $11.07        $8.79
---------------------------------------------------------------------------------------------------------   -------------

TOTAL RETURN (excluding account
  fees) (b)                             8.43%       30.15%       (4.74)%     (44.50)%    24.49%     10.53%       13.08%
Ratios to Average Net Assets: (c)
  Net investment income (loss)           .43%         .45%        (.20)%       (.06)%     (.93)%     (.89)%        .51%
  Total expenses                        2.44%        2.43%        2.96%        2.21%      2.49%      2.55%        8.09%
  Expenses waived or reimbursed (d)     (.22)%       (.48)%      (1.11)%       (.21)%       --         --        (6.48)%
  Net expenses (f)                      2.22%        1.95%        1.85%        2.00%      2.49%      2.55%        1.61%
Portfolio turnover rate (h)              104%         100%          29%          92%        65%        75%         104%

NET ASSETS, END OF PERIOD (IN
  THOUSANDS)                         $16,332      $28,557      $22,035      $25,387    $17,723    $17,077       $3,970

* Effective December 31, 2008, the fiscal year changed to December 31.
** Effective October 1, 2007, U.S. Global Investors, Inc. assumed management of Global MegaTrends Fund from the former subadviser.
***  Based on average monthly shares outstanding.
(a)  The per share amount does not round to a full penny.
(b) Total returns for periods less than one year are not annualized. Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions and a complete redemption of the investment at the net asset value at the end of the period.
(c)  Ratios are annualized for periods of less than one year.
(d) Expenses waived or reimbursed reflect reductions to total expenses, as discussed in the notes to the financial statements. These amounts would increase the net investment loss ratio or decrease the net investment income ratio, as applicable, had such reductions not occurred.
(e) From March 1, 2010, commencement of operations for the Institutional Class.
(f) The expense ratios shown above exclude the effect of reductions to total expenses for any expenses offset. Expense offset arrangements reduce total expenses, as discussed in the notes to financial statements. These amounts would increase the net investment loss ratio, or decrease the net investment income ratio, as applicable, had such reductions not occurred. The effect of expenses offset are as follows:

                                                                                                          INSTITUTIONAL
                                                               INVESTOR CLASS                                 CLASS
                                     ------------------------------------------------------------------   -------------
                                          YEAR ENDED          TWO MONTHS                                     PERIOD
                                         DECEMBER 31,           ENDED         YEAR ENDED OCTOBER 31,          ENDED
                                     --------------------    DECEMBER 31,   ---------------------------   DECEMBER 31,
                                        2010         2009       2008*          2008      2007      2006      2010(E)
Ratios to Average Net Assets (c):
Expenses offset (g)                       --           --           --           --        --        --          --

(g)  Effect on the expense ratio was not greater than 0.005%.
(h)  Portfolio turnover rate is calculated at the fund level.

See accompanying notes to financial statements.
                                                                     197

  FINANCIAL HIGHLIGHTS

GLOBAL RESOURCES FUND

FOR A CAPITAL SHARE OUTSTANDING DURING THE

                                                                                                                INSTITUTIONAL
                                                                 INVESTOR CLASS                                     CLASS
                                    -------------------------------------------------------------------------   -------------
                                        YEAR ENDED        SIX MONTHS                                               PERIOD
                                       DECEMBER 31,          ENDED               YEAR ENDED JUNE 30,                ENDED
                                    -------------------   DECEMBER 31,   ------------------------------------   DECEMBER 31,
                                        2010       2009      2008*             2008         2007         2006      2010(e)
NET ASSET VALUE, BEGINNING OF
  PERIOD                               $8.85      $5.26       $20.52         $17.70       $17.22       $12.67        $8.87
-------------------------------------------------------------------------------------------------------------   -------------

Investment Activities
  Net investment income (loss)          (.09)      (.01)        (.02)**         .05**        .21          .29         (.01)
  Net realized and unrealized
    gain (loss)                         3.44       3.60       (13.92)**        5.86**       2.86         5.63         3.41
                                    --------   --------   ----------     ----------   ----------   ----------    ---------
  Total from investment
    activities                          3.35       3.59       (13.94)          5.91         3.07         5.92         3.40
                                    --------   --------   ----------     ----------   ----------   ----------    ---------
Distributions
  From net investment income            (.29)        --           --           (.95)        (.88)        (.32)        (.29)
  From net realized gains                 --         --        (1.32)         (2.14)       (1.71)       (1.05)          --
                                    --------   --------   ----------     ----------   ----------   ----------    ---------
  Total distributions                   (.29)        --        (1.32)         (3.09)       (2.59)       (1.37)        (.29)
                                    --------   --------   ----------     ----------   ----------   ----------    ---------
Short-Term Trading Fees ** (a)            --         --           --             --           --           --           --

----------------------------------------------------------------------------------------------------------   -------------
NET ASSET VALUE, END OF PERIOD        $11.91      $8.85        $5.26         $20.52       $17.70       $17.22       $11.98
----------------------------------------------------------------------------------------------------------   -------------

TOTAL RETURN (excluding account
  fees) (b)                            38.00%     68.25%      (67.70)%        37.59%       20.94%       48.91%       38.53%
Ratios to Average Net Assets: (c)
  Net investment income (loss)         (1.04)%     (.08)%       (.34)%          .28%         .74%        1.07%        (.35)%
  Total expenses                        1.73%      1.64%        1.20%           .88%         .95%         .96%        1.74%
  Expenses waived or reimbursed (d)       --       (.17)%       (.12)%           --           --           --         (.66)%
  Net expenses (f)                      1.73%      1.47%        1.08%           .88%         .95%         .96%        1.08%
Portfolio turnover rate(h)               145%       189%         100%           133%         122%         157%         145%

NET ASSETS, END OF PERIOD (IN
  THOUSANDS)                        $911,559   $740,072     $464,524     $2,010,581   $1,383,250   $1,281,664      $17,923

*    Effective December 31, 2008, the fiscal year changed to
     December 31.
**   Based on average monthly shares outstanding.
(a)  The per share amount does not round to a full penny.
(b) Total returns for periods less than one year are not annualized. Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions and a complete redemption of the investment at the net asset value at the end of the period.
(c)  Ratios are annualized for periods of less than one year.
(d) Expenses waived or reimbursed reflect reductions to total expenses, as discussed in the notes to the financial statements. These amounts would increase the net investment loss ratio or decrease the net investment income ratio, as applicable, had such reductions not occurred.
(e) From March 1, 2010, commencement of operations for the Institutional Class.
(f) The net expense ratios shown above reflect expenses after waivers and reimbursements but exclude the effect of reductions to total expenses for any expenses offset. Expense offset arrangements reduce total expenses, as discussed in the notes to the financial statements. These amounts would increase the net investment loss ratio, or decrease the net investment income ratio, as applicable, had such reductions not occurred. The effect of expenses offset are as follows:

                                                                                                              INSTITUTIONAL
                                                              INVESTOR CLASS                                      CLASS
                                 -------------------------------------------------------------------------    -------------
                                     YEAR ENDED         SIX MONTHS                                               PERIOD
                                    DECEMBER 31,          ENDED               YEAR ENDED JUNE 30,                 ENDED
                                 -------------------   DECEMBER 31,   ------------------------------------    DECEMBER 31,
                                     2010       2009      2008*             2008         2007         2006       2010(E)
Ratios to Average Net Assets (c):
Expenses offset                        --(g)       --(g)         --(g)      (0.01)%      (0.01)%      (0.01)%          --

(g)  Effect on the expense ratio was not greater than 0.005%.
(h)  Portfolio turnover rate is calculated at the fund level.

See accompanying notes to financial statements.

  FINANCIAL HIGHLIGHTS

WORLD PRECIOUS MINERALS FUND

FOR A CAPITAL SHARE OUTSTANDING DURING THE

                                                                                                               INSTITUTIONAL
                                                                 INVESTOR CLASS                                   CLASS
                                      ----------------------------------------------------------------------   -------------
                                           YEAR ENDED          SIX MONTHS                                         PERIOD
                                          DECEMBER 31,           ENDED             YEAR ENDED JUNE 30,            ENDED
                                      --------------------    DECEMBER 31,   ------------------------------    DECEMBER 31,
                                          2010       2009       2008*           2008        2007       2006      2010(e)
NET ASSET VALUE, BEGINNING OF PERIOD    $17.42       $9.56       $25.32       $28.34      $28.86     $15.50      $17.36
-----------------------------------------------------------------------------------------------------------   -------------

Investment Activities
  Net investment income (loss)            (.32)**     (.18)        (.06)**      (.13)**        --**      .72       (.10)**
  Net realized and unrealized gain
    (loss)                                8.16**      8.71        (13.65)**      3.70**      3.02      13.62        8.14**
                                      --------    --------      --------     --------    --------   --------   ---------
  Total from investment activities        7.84        8.53        (13.71)        3.57        3.02      14.34        8.04
                                      --------    --------      --------     --------    --------   --------   ---------
Distributions
  From net investment income             (2.98)       (.67)           --        (3.25)      (1.52)      (.67)      (3.11)
  From net realized gains                   --          --         (2.05)       (3.35)      (2.04)      (.37)         --
                                      --------    --------      --------     --------    --------   --------   ---------
  Total distributions                    (2.98)       (.67)        (2.05)       (6.60)      (3.56)     (1.04)      (3.11)
                                      --------    --------      --------     --------    --------   --------   ---------
Short-Term Trading Fees **                  --(a)       --(a)         --(a)       .01         .02        .06          --

------------------------------------------------------------------------------------------------------------   -------------
NET ASSET VALUE, END OF PERIOD          $22.28      $17.42         $9.56       $25.32      $28.34     $28.86      $22.29
------------------------------------------------------------------------------------------------------------   -------------

TOTAL RETURN (excluding account
  fees) (b)                              45.38%      89.50%       (51.23)%      14.14%      11.48%     96.21%      46.72%
Ratios to Average Net Assets: (c)
  Net investment income (loss)           (1.68)%     (1.32)%        (.80)%       (.43)%       .06%       .05%       (.86)%
  Total expenses                          1.84%       1.75%         1.36%         .97%        .99%      1.13%      15.19%
  Expenses waived or reimbursed (d)         --        (.17)%        (.11)%         --          --         --      (14.06)%
  Net expenses (f)                        1.84%       1.58%         1.25%         .97%        .99%      1.13%       1.13%
Portfolio turnover rate (h)                 68%         72%           27%          58%         54%        66%         68%

NET ASSETS, END OF PERIOD
  (IN THOUSANDS)                      $826,598    $639,035      $359,120     $949,014    $923,779   $920,249      $2,233

*    Effective December 31, 2008, the fiscal year changed to
     December 31.
**   Based on average monthly shares outstanding.
(a)  The per share amount does not round to a full penny.
(b) Total returns for periods less than one year are not annualized. Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions and a complete redemption of the investment at the net asset value at the end of the period.
(c)  Ratios are annualized for periods of less than one year.
(d) Expenses waived or reimbursed reflect reductions to total expenses, as discussed in the notes to the financial statements. These amounts would increase the net investment loss ratio or decrease the net investment income ratio, as applicable, had such reductions not occurred.
(e) From March 1, 2010, commencement of operations for the Institutional Class.
(f) The net expense ratios shown above reflect expenses after waivers and reimbursements but exclude the effect of reductions to total expenses for any expenses offset. Expense offset arrangements reduce total expenses, as discussed in the notes to the financial statements. These amounts would increase the net investment loss ratio, or decrease the net investment income ratio, as applicable, had such reductions not occurred. The effect of expenses offset are as follows:

                                                                                                            INSTITUTIONAL
                                                                INVESTOR CLASS                                  CLASS
                                      -------------------------------------------------------------------   -------------
                                          YEAR ENDED         SIX MONTHS                                        PERIOD
                                         DECEMBER 31,          ENDED            YEAR ENDED JUNE 30,             ENDED
                                      -------------------   DECEMBER 31,   ------------------------------   DECEMBER 31,
                                          2010       2009      2008*           2008       2007       2006      2010(E)
Ratios to Average Net Assets (c):
Expenses offset (g)                         --         --           --           --         --         --          --

(g)  Effect on the expense ratio was not greater than 0.005%.
(h)  Portfolio turnover rate is calculated at the fund level.

See accompanying notes to financial statements.

  FINANCIAL HIGHLIGHTS

GOLD AND PRECIOUS METALS FUND

FOR A CAPITAL SHARE OUTSTANDING DURING THE

                                                                            INVESTOR CLASS
                                             ----------------------------------------------------------------------------
                                                                            SIX MONTHS
                                              YEAR ENDED DECEMBER 31,         ENDED             YEAR ENDED JUNE 30,
                                             -------------------------     DECEMBER 31,   -------------------------------
                                                 2010             2009        2008*           2008        2007       2006
NET ASSET VALUE, BEGINNING OF PERIOD           $15.46           $10.83         $17.18       $14.99      $15.48      $7.67
-------------------------------------------------------------------------------------------------------------------------

Investment Activities
  Net investment income (loss)                   (.21)            (.17)**        (.03)        (.08)**      .05       (.01)**
  Net realized and unrealized gain (loss)        5.91             4.84          (5.59)        4.69        (.56)      7.88
                                             --------         --------     ----------     --------    --------   --------
  Total from investment activities               5.70             4.67          (5.62)        4.61        (.51)      7.87
                                             --------         --------     ----------     --------    --------   --------
Distributions
  From net investment income                     (.26)            (.04)            --           --          --       (.12)
  From net realized gains                       (1.31)              --           (.73)       (2.43)         --         --
                                             --------         --------     ----------     --------    --------   --------
  Total distributions                           (1.57)            (.04)          (.73)       (2.43)         --       (.12)
                                             --------         --------     ----------     --------    --------   --------
Short-Term Trading Fees **                        .01               --(a)          --(a)       .01         .02        .06

-------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                 $19.60           $15.46         $10.83       $17.18      $14.99     $15.48
-------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (excluding account fees) (b)       36.88%           43.11%        (31.51)%      33.49%      (3.17)%   104.15%
Ratios to Average Net Assets: (c)
  Net investment income (loss)                  (1.46)%          (1.16)%         (.66)%       (.41)%       .31%      (.06)%
  Total expenses                                 1.80%            1.69%          1.54%        1.27%       1.29%      1.47%
  Expenses waived or reimbursed (d)                --             (.15)%         (.15)%         --          --         --
  Net expenses (e)                               1.80%            1.54%          1.39%        1.27%       1.29%      1.47%
Portfolio turnover rate                           103%             135%            61%          93%         72%        78%

NET ASSETS, END OF PERIOD (IN THOUSANDS)     $300,949         $234,393       $192,206     $259,022    $178,762   $208,027

*    Effective December 31, 2008, the fiscal year changed to
     December 31.
**   Based on average monthly shares outstanding.
(a)  The per share amount does not round to a full penny.
(b) Total returns for periods less than one year are not annualized. Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions and a complete redemption of the investment at the net asset value at the end of the period.
(c)  Ratios are annualized for periods of less than one year.
(d) Expenses waived or reimbursed reflect reductions to total expenses, as discussed in the notes to the financial statements. These amounts would increase the net investment loss ratio or decrease the net investment income ratio, as applicable, had such reductions not occurred.
(e) The net expense ratios shown above reflect expenses after waivers and reimbursements but exclude the effect of reductions to total expenses for any expenses offset. Expense offset arrangements reduce total expenses, as discussed in the notes to the financial statements. These amounts would increase the net investment loss ratio, or decrease the net investment income ratio, as applicable, had such reductions not occurred. The effect of expenses offset are as follows:

                                                                           INVESTOR CLASS
                                             ---------------------------------------------------------------------------
                                                                            SIX MONTHS
                                              YEAR ENDED DECEMBER 31,         ENDED            YEAR ENDED JUNE 30,
                                             -------------------------     DECEMBER 31,   ------------------------------
                                                 2010             2009        2008*           2008       2007       2006
Ratios to Average Net Assets (c):
Expenses offset                                    --(f)            --(f)          --(f)        --(f)    (0.01)%       --(f)

(f)  Effect on the expense ratio was not greater than 0.005%.

See accompanying notes to financial statements.

  FINANCIAL HIGHLIGHTS

EASTERN EUROPEAN FUND

FOR A CAPITAL SHARE OUTSTANDING DURING THE

                                                                          INVESTOR CLASS
                                          --------------------------------------------------------------------------------
                                                                         TWO MONTHS
                                           YEAR ENDED DECEMBER 31,         ENDED             YEAR ENDED OCTOBER 31,
                                          -------------------------     DECEMBER 31,   -----------------------------------
                                              2010             2009       2008*/**      2008***       2007***      2006***
NET ASSET VALUE, BEGINNING OF PERIOD         $9.11            $5.12          $6.35       $19.91        $15.44       $12.88
--------------------------------------------------------------------------------------------------------------------------

Investment Activities
  Net investment income (loss)                (.04)              --(a)        (.03)        (.03)         (.10)         .13
  Net realized and unrealized gain
    (loss)                                    1.74             3.99          (1.20)      (10.10)         6.83         3.60
                                          --------         --------     ----------     --------    ----------   ----------
  Total from investment activities            1.70             3.99          (1.23)      (10.13)         6.73         3.73
                                          --------         --------     ----------     --------    ----------   ----------
Distributions
  From net investment income                    --               --             --           --          (.29)          --
  From net realized gains                       --               --             --        (3.46)        (1.98)       (1.22)
                                          --------         --------     ----------     --------    ----------   ----------
  Total distributions                           --               --             --        (3.46)        (2.27)       (1.22)
                                          --------         --------     ----------     --------    ----------   ----------
Short-Term Trading Fees ****                    --(a)            --(a)          --(a)       .03           .01          .05

--------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD              $10.81            $9.11          $5.12        $6.35        $19.91       $15.44
--------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (excluding account
  fees) (b)                                  18.66%           77.93%        (19.37)%     (61.36)%       48.74%       31.03%
Ratios to Average Net Assets: (c)
  Net investment income (loss)                (.36)%             --(f)       (3.02)%       (.15)%        (.61)%        .71%
  Total expenses                              1.91%            2.04%          2.37%        1.96%         1.98%        1.95%
  Expenses waived or reimbursed (d)             --             (.08)%         (.27)%         --(f)         --           --
  Net expenses (e)                            1.91%            1.96%          2.10%        1.96%         1.98%        1.95%
Portfolio turnover rate                         69%              80%            11%          82%           54%          68%

NET ASSETS, END OF PERIOD (IN THOUSANDS)  $440,037         $464,409       $317,320     $415,494    $1,582,707   $1,347,149

* Effective December 31, 2008, the fiscal year changed to December 31.
** Effective November 7, 2008, U.S. Global Investors, Inc. assumed management of the fund from Charlemagne Capital
     (IOM) Limited.
*** The per share amounts shown were adjusted to reflect the 3-for-1 stock split which was effective on May 27, 2008.
**** Based on average monthly shares outstanding.
(a)  The per share amount does not round to a full penny.
(b) Total returns for periods less than one year are not annualized. Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions and a complete redemption of the investment at the net asset value at the end of the period.
(c)  Ratios are annualized for periods of less than one year.
(d) Expenses waived or reimbursed reflect reductions to total expenses, as discussed in the notes to the financial statements. These amounts would increase the net investment loss ratio or decrease the net investment income ratio, as applicable, had such reductions not occurred.
(e) The expense ratios shown above exclude the effect of reductions to total expenses for any expenses offset and for fees rebated from the subadviser. Expense offset arrangements reduce total expenses, as discussed in the notes to the financial statements. Through June 2006, the subadviser of the above fund provided advisory services to two closed-end investment companies that the above fund had invested in. The subadviser rebated amounts to the above fund representing the portion of management fees paid by the two investment companies to the subadviser based on the above fund1s investment. Fees rebated by the subadviser also reduced total expenses. These amounts would increase the net investment loss ratio, or decrease the net investment income ratio, as applicable, had such reductions not occurred. The effect of expenses offset and expenses rebated by the subadviser are as follows:

                                                                          INVESTOR CLASS
                                          -------------------------------------------------------------------------------
                                                                         TWO MONTHS
                                           YEAR ENDED DECEMBER 31,         ENDED             YEAR ENDED OCTOBER 31,
                                          -------------------------     DECEMBER 31,   ----------------------------------
                                              2010             2009       2008*/**      2008***      2007***      2006***
Ratios to Average Net Assets (c):
Expenses offset                                 --(f)            --(f)          --(f)     (0.01)%      (0.01)%      (0.01)%
Expenses rebated by subadviser                 n/a              n/a            n/a          n/a          n/a        (0.01)%

(f)  Effect on the ratio was not greater than 0.005%.

See accompanying notes to financial statements.
                                                                     201

  FINANCIAL HIGHLIGHTS

GLOBAL EMERGING MARKETS FUND

FOR A CAPITAL SHARE OUTSTANDING DURING THE

                                                                             INVESTOR CLASS
                                                 ----------------------------------------------------------------------
                                                                              TWO MONTHS
                                                 YEAR ENDED DECEMBER 31,        ENDED         YEAR ENDED OCTOBER 31,
                                                 -----------------------     DECEMBER 31,   ---------------------------
                                                    2010            2009       2008*/**        2008      2007      2006
NET ASSET VALUE, BEGINNING OF PERIOD               $7.95           $5.29         $5.94       $21.88    $13.93    $10.65
-----------------------------------------------------------------------------------------------------------------------

Investment Activities
  Net investment income (loss)                      (.11)           (.05)         (.01)        (.43)     (.13)      .02
  Net realized and unrealized gain (loss)           1.32            2.71          (.56)      (11.98)     9.18      3.50
                                                 -------         -------     ---------      -------   -------   -------
  Total from investment activities                  1.21            2.66          (.57)      (12.41)     9.05      3.52
                                                 -------         -------     ---------      -------   -------   -------
Distributions
  From net investment income                          --              --            --         (.46)       --      (.05)
  From net realized gains                             --              --            --        (3.11)    (1.13)     (.26)
  From tax return of capital                          --              --          (.08)          --        --        --
                                                 -------         -------     ---------      -------   -------   -------
  Total distributions                                 --              --          (.08)       (3.57)    (1.13)     (.31)
                                                 -------         -------     ---------      -------   -------   -------
Short-Term Trading Fees ***                          .01              --(a)         --(a)       .04       .03       .07

-----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                     $9.17           $7.95         $5.29        $5.94    $21.88    $13.93
-----------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (excluding account fees) (b)          15.35%          50.28%        (9.59)%     (66.81)%   69.52%    34.16%
Ratios to Average Net Assets (c):
  Net investment income (loss)                     (1.22)%          (.77)%       (1.16)%      (1.01)%    (.92)%     .13%
  Total expenses                                    3.76%           4.02%         6.83%        2.80%     2.75%     3.07%
  Expenses waived or reimbursed (d)                 (.77)%         (1.38)%       (4.33)%       (.30)%    (.39)%   (1.05)%
  Net expenses (e)                                  2.99%           2.64%         2.50%        2.50%     2.36%     2.02%
Portfolio Turnover Rate                              190%            166%           21%          83%      125%      136%

NET ASSETS, END OF PERIOD (IN THOUSANDS)         $13,403         $13,819        $9,663      $11,708   $59,621   $29,029

* Effective December 31, 2008, the fiscal year changed to December 31.
** Effective November 7, 2008, U.S. Global Investors, Inc. assumed management of the fund from Charlemagne Capital
     (IOM) Limited.
***  Based on average monthly shares outstanding.
(a)  The per share amount does not round to a full penny.
(b) Total returns for periods less than one year are not annualized. Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions and a complete redemption of the investment at the net asset value at the end of the period.
(c)  Ratios are annualized for periods of less than one year.
(d) Expenses waived or reimbursed reflect reductions to total expenses, as discussed in the notes to the financial statements. These amounts would increase the net investment loss ratio or decrease the net investment income ratio, as applicable, had such reductions not occurred.
(e) The expense ratios shown above exclude the effect of reductions to total expenses for any expenses offset and for fees rebated from the subadviser. Expense offset arrangements reduce total expenses, as discussed in the notes to the financial statements. Through June 2006, the subadviser of the above fund provided advisory services to a closed-end investment company that the above fund had invested in. The subadviser rebated amounts to the above fund representing the portion of management fees paid by the investment company to the subadviser based on the above fund1s investment. Fees rebated by the subadviser also reduced total expenses. These amounts would increase the net investment loss ratio, or decrease the net investment income ratio, as applicable, had such reductions not occurred. The effect of expenses offset and expenses rebated by the subadviser are as follows:

                                                                             INVESTOR CLASS
                                                 ----------------------------------------------------------------------
                                                                              TWO MONTHS
                                                 YEAR ENDED DECEMBER 31,        ENDED         YEAR ENDED OCTOBER 31,
                                                 -----------------------     DECEMBER 31,   ---------------------------
                                                    2010            2009       2008*/**        2008      2007      2006
Ratios to Average Net Assets (c):
Expenses offset                                       --(f)           --(f)         --(f)        --(f)     n/a      n/a
Expenses rebated by subadviser                       n/a             n/a           n/a          n/a        n/a    (0.02)%

(f)  Effect on the expense ratio was not greater than 0.005%.

See accompanying notes to financial statements.

  FINANCIAL HIGHLIGHTS

CHINA REGION FUND

FOR A CAPITAL SHARE OUTSTANDING DURING THE

                                                                              INVESTOR CLASS
                                                 ------------------------------------------------------------------------
                                                                              SIX MONTHS
                                                 YEAR ENDED DECEMBER 31,        ENDED            YEAR ENDED JUNE 30,
                                                 -----------------------     DECEMBER 31,   -----------------------------
                                                    2010            2009        2008*          2008       2007      2006
NET ASSET VALUE, BEGINNING OF PERIOD               $8.36           $5.59         $9.09       $12.55      $8.71      $6.87
-------------------------------------------------------------------------------------------------------------------------

Investment Activities
  Net investment income (loss)                      (.12)           (.05)         (.02)**      (.03)**      --**     (.01)
  Net realized and unrealized gain (loss)           1.22            2.81         (3.49)**      (.27)**    3.98**     2.02
                                                 -------         -------     ---------      -------    -------    -------
  Total from investment activities                  1.10            2.76         (3.51)        (.30)      3.98       2.01
                                                 -------         -------     ---------      -------    -------    -------
Distributions
  From net investment income                          --              --            --         (.10)      (.16)      (.19)
  From net realized gains                             --              --            --        (2.93)        --         --
  From tax return of capital                          --              --            --         (.17)        --         --
                                                 -------         -------     ---------      -------    -------    -------
  Total distributions                                 --              --            --        (3.20)      (.16)      (.19)
                                                 -------         -------     ---------      -------    -------    -------
Short-Term Trading Fees **                           .01             .01           .01          .04        .02        .02

-------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                     $9.47           $8.36         $5.59        $9.09     $12.55      $8.71
-------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (excluding account fees) (b)          13.28%          49.55%       (38.50)%      (8.58)%    46.34%     30.03%
Ratios to Average Net Assets: (c)
  Net investment income (loss)                     (1.02)%          (.79)%        (.47)%       (.26)%      .02%      (.08)%
  Total expenses                                    2.39%           2.47%         2.46%        1.95%      2.02%      2.31%
  Expenses waived or reimbursed (d)                   --            (.45)%        (.27)%         --         --         --
  Net expenses (e)                                  2.39%           2.02%         2.19%        1.95%      2.02%      2.31%
Portfolio turnover rate                              242%            327%          117%         208%       208%       292%

NET ASSETS, END OF PERIOD (IN THOUSANDS)         $51,843         $56,323       $38,348      $81,109    $93,805    $67,761

*    Effective December 31, 2008, the fiscal year changed to
     December 31.
**   Based on average monthly shares outstanding.
(a)  The per share amount does not round to a full penny.
(b) Total returns for periods less than one year are not annualized. Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions and a complete redemption of the investment at the net asset value at the end of the period.
(c)  Ratios are annualized for periods of less than one year.
(d) Expenses waived or reimbursed reflect reductions to total expenses, as discussed in the notes to the financial statements. These amounts would increase the net investment loss ratio or decrease the net investment income ratio, as applicable, had such reduction not occurred.
(e) The net expense ratios shown above reflect expenses after waivers and reimbursements but exclude the effect of reductions to total expenses for any expenses offset. Expense offset arrangements reduce total expenses, as discussed in the notes to financial statements. These amounts would increase the net investment loss ratio, or decrease the net investment income ratio, as applicable, had such reductions not occurred. The effect of expenses offset are as follows:

                                                                             INVESTOR CLASS
                                                 ----------------------------------------------------------------------
                                                                              SIX MONTHS
                                                 YEAR ENDED DECEMBER 31,        ENDED           YEAR ENDED JUNE 30,
                                                 -----------------------     DECEMBER 31,   ---------------------------
                                                    2010            2009        2008*          2008      2007      2006
Ratios to Average Net Assets (c):
Expenses offset                                       --(f)           --(f)         --(f)        --(f)      --(f)   (0.01)%

(f)  Effect on the expense ratio was not greater than 0.005%.

See accompanying notes to financial statements.
                                                                     203

  REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Trustees and Shareholders
of U.S. Global Investors Funds:

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of the All American Equity Fund, China Region Fund, Eastern European Fund, Global Emerging Markets Fund, Global MegaTrends Fund, Global Resources Fund, Gold and Precious Metals Fund, Holmes Growth Fund, Near-Term Tax Free Fund, Tax Free Fund, U.S. Government Securities Savings Fund, U.S Treasury Securities Cash Fund, and World Precious Minerals Fund, each a portfolio within the U.S. Global Investors Funds (the "Trust") as of December 31, 2010 and the related statements of operations for the year then ended, statements of changes in net assets for each of the years or periods in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2010, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the respective portfolios within the Trust, as of December 31, 2010, and the results of their operations, the changes in their net assets and financial highlights for the periods described above, in conformity with U.S. generally accepted accounting principles.

                                                 /s/ KPMG LLP

Boston, Massachusetts
February 24, 2011

  TRUSTEES AND OFFICERS (UNAUDITED)                    December 31, 2010

The following table presents information about the Trustees as of December 31, 2010, together with a brief description of their principal occupations during the last five years. The Agreement and Declaration of Trust provides that each trustee shall serve as a trustee of the Trust during the lifetime of this Trust and until its termination except as such trustee sooner dies, resigns or is removed. In addition, each trustee who is not an "interested person" of the Trust shall be required to retire in accordance with the terms of any retirement policy then in effect that has been approved by a majority vote of all independent trustees. The current retirement policy provides that the retirement age for non-interested trustees is 72 years of age. If you would like more information about the Trustees, you may call 1-800-US-FUNDS (1-800-873-8637) to request a free copy of the Statement of Additional Information.

NON-INTERESTED TRUSTEES

NAME (AGE)
ADDRESS
POSITIONS HELD WITH TRUST
LENGTH OF TIME SERVED*
NUMBER OF PORTFOLIOS IN FUND      PRINCIPAL OCCUPATION(S) AND PREVIOUS POSITIONS
COMPLEX OVERSEEN BY TRUSTEE      DURING PAST 5 YEARS AND OTHER DIRECTORSHIPS HELD
---------------------------------------------------------------------------------
J. Michael Belz (57)             PRINCIPAL OCCUPATION: President and Chief
7900 Callaghan Road              Executive Officer of Catholic Life Insurance
San Antonio, TX 78229            since 1984.
Trustee                          OTHER DIRECTORSHIPS HELD: Director, Broadway
November 1998 to present         National Bank from October 2003 to present.
Thirteen portfolios
---------------------------------------------------------------------------------
James F. Gaertner (67)           PRINCIPAL OCCUPATION: President Emeritus of Sam
7900 Callaghan Road              Houston State University. Served as President
San Antonio, TX 78229            from August 2001 to August 2010.
Trustee                          OTHER DIRECTORSHIPS HELD: Chairman of the Audit
November 2002 to present         Committee, Tandy Brands Accessories, Inc. since
Thirteen portfolios              2008; Director from 2009 to present.
---------------------------------------------------------------------------------
Clark R. Mandigo (67)            PRINCIPAL OCCUPATION: Restaurant operator,
7900 Callaghan Road              business consultant from 1991 to present.
San Antonio, TX 78229
Trustee
May 1993 to present
Thirteen portfolios
---------------------------------------------------------------------------------
Joe C. McKinney (64)             PRINCIPAL OCCUPATION: Vice Chairman, Broadway
7900 Callaghan Road              National Bank from October 2002 to present.
San Antonio, TX 78229            OTHER DIRECTORSHIPS HELD: Director, Broadway
Trustee                          National Bank from October 2002 to present;
October 2008 to present          Director, USAA Real Estate Company from
Thirteen portfolios              September 2004 to present; Director, Luby's,
                                 Inc. from January 2003 to present.
---------------------------------------------------------------------------------

*These dates include service for a predecessor trust.

                                                                     205


  TRUSTEES AND OFFICERS (UNAUDITED)                            December 31, 2010

INTERESTED TRUSTEE

NAME (AGE)
ADDRESS
POSITIONS HELD WITH TRUST
LENGTH OF TIME SERVED*
NUMBER OF PORTFOLIOS IN FUND      PRINCIPAL OCCUPATION(S) AND PREVIOUS POSITIONS
COMPLEX OVERSEEN BY TRUSTEE      DURING PAST 5 YEARS AND OTHER DIRECTORSHIPS HELD
---------------------------------------------------------------------------------
Frank E. Holmes ** (55)          PRINCIPAL OCCUPATION: Director, Chief Executive
7900 Callaghan Road              Officer, and Chief Investment Officer of the
San Antonio, TX 78229            Adviser. Since October 1989, Mr. Holmes has
Trustee, Chief Executive         served and continues to serve in various
Officer, Chief Investment        positions with the Adviser, its subsidiaries,
Officer, President               and the investment companies it sponsors.
January 1990 to present          OTHER DIRECTORSHIPS HELD: Director of 71316
Thirteen portfolios              Ontario, Inc. since April 1987.
---------------------------------------------------------------------------------

 *These dates include service for a predecessor trust.

**Mr. Holmes is an "interested person" of the Trust by virtue of his positions with U.S. Global Investors, Inc.

The following table presents information about each Officer of the Trust as of December 31, 2010, together with a brief description of their principal occupations during the last five years. Each holds office until his or her successor is duly elected and qualified.

OFFICERS

NAME (AGE)
ADDRESS
POSITIONS HELD WITH TRUST
LENGTH OF TIME SERVED*             PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS
--------------------------------------------------------------------------------
Frank E. Holmes (55)             Director, Chief Executive Officer, and Chief
7900 Callaghan Road              Investment Officer of the Adviser. Since
San Antonio, TX 78229            October 1989, Mr. Holmes has served and
Trustee, Chief Executive         continues to serve in various positions with
Officer, Chief Investment        the Adviser, its subsidiaries, and the
Officer, President               investment companies it sponsors.
January 1990 to present
--------------------------------------------------------------------------------
Susan B. McGee (51)              President and General Counsel of the Adviser.
7900 Callaghan Road              Since September 1992, Ms. McGee has served and
San Antonio, TX 78229            continues to serve in various positions with
Executive Vice President,        the Adviser, its subsidiaries, and the
Secretary, General Counsel       investment companies it sponsors.
March 1997 to present
--------------------------------------------------------------------------------
Catherine A. Rademacher (50)     Chief Financial Officer of the Adviser. Since
7900 Callaghan Road              April 2004, Ms. Rademacher has served and
San Antonio, TX 78229            continues to serve in various positions with
Treasurer                        the Adviser, its subsidiaries, and the
July 2004 to present             investment companies it sponsors.
--------------------------------------------------------------------------------

206


  TRUSTEES AND OFFICERS (UNAUDITED)                            December 31, 2010


NAME (AGE)
ADDRESS
POSITIONS HELD WITH TRUST
LENGTH OF TIME SERVED*             PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS
--------------------------------------------------------------------------------
James L. Love, Jr. (42)          Chief Compliance Officer and Associate General
7900 Callaghan Road              Counsel of the Adviser since September 2007.
San Antonio, TX 78229            Executive Director Executive Attorney from
Chief Compliance Officer         January 2003 to September 2007, Senior Counsel
September 2007 to present        May 2002 to January 2003 with USAA.
--------------------------------------------------------------------------------
Mark Carter (43)                 Vice President, Shareholder Services of the
7900 Callaghan Road              Adviser since April 2008. Operations Manager of
San Antonio, TX 78229            the Adviser from April 2007 through March 2008;
Vice President, Shareholder      Transfer Agent Operations Manager, Invesco AIM
Services                         from 2004 to April 2007.
April 2008 to present
--------------------------------------------------------------------------------
T. Kelly Niland (48)             Vice President of Investment Operations of the
7900 Callaghan Road              Adviser since January 2006. Fund Accounting
San Antonio, TX 78229            Manager with AIM Investments from June 1992 to
Vice President, Investment       January 2006.
Operations
December 2008 to present;
Assistant Treasurer from May
2006 to December 2008.
--------------------------------------------------------------------------------
Susan K. Filyk (41)              Director of Marketing of the Adviser since
7900 Callaghan Road              August 2007. Sr. VP Marketing with Frost
San Antonio, TX 78229            National Bank from May 1998 to August 2007.
Vice President, Marketing
December 2008 to present
--------------------------------------------------------------------------------

*These dates include service for a predecessor trust.

  ADDITIONAL INFORMATION (UNAUDITED)


ADDITIONAL FEDERAL TAX INFORMATION

The percentage of tax-exempt dividends paid by the Funds for the year ended December 31, 2010, was:

    Near-Term Tax Free                  94.36%
    Tax Free                            94.58%

The percentage of ordinary income dividends paid by the Funds during the year ended December 31, 2010, which qualify for the Dividends Received Deduction available to corporate shareholders was:

    Holmes Growth                       18.26%
    Global MegaTrends                  100.00%
    Global Resources                    11.57%
    World Precious Minerals              0.00%
    Gold and Precious Metals             2.41%

The amounts which represent foreign source income and foreign taxes paid during the year ended December 31, 2010, are as follows:

                                                FOREIGN SOURCE      FOREIGN TAX
                                                    INCOME            CREDIT
Global MegaTrends                                 $  453,607         $ 27,898
Global Resources                                  $1,848,636         $129,460
World Precious Minerals                           $  996,980         $ 93,206
Gold and Precious Metals                          $  692,912         $ 60,388

During the year ended December 31, 2010, the Gold and Precious Metals Fund declared $18,871,531 in distributions that were designated as long-term capital gain distributions.

In January 2011, the Funds reported on Form 1099-DIV the tax status of all distributions made during the calendar year 2010. The funds intend to distribute the maximum amount of qualified dividend income allowable. The amount of qualified dividend income distributed by each fund will be reported to shareholders on their Form 1099-DIV. Shareholders should use the information on Form 1099-DIV for their income tax returns.

PROXY VOTING

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-800-US-FUNDS (1-800-873-8637). It also appears in the Funds' statement of additional information (Form 485B), which can be found on the SEC's website at http://www.sec.gov.

Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 1-800-US-FUNDS (1-800-873-8637) or accessing the Funds' Form N-PX on the SEC's website at http://www.sec.gov.

  ADDITIONAL INFORMATION (UNAUDITED)


AVAILABILITY OF QUARTERLY PORTFOLIO SCHEDULES

The Funds provide complete lists of holdings four times in each fiscal year, at the quarter-ends. For the second and fourth quarters, the lists appear in the Funds' semi-annual and annual reports to shareholders. For the first and third quarters, the Funds file the lists with the SEC on Form N-Q. Shareholders can look up the Funds' Forms N-Q on the SEC's website at http://www.sec.gov. The Funds' Forms N-Q may also be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330).

APPROVAL OF THE ADVISORY AGREEMENT FOR EACH FUND

On August 26, 2010, the Board of Trustees (the "Board") of U.S. Global Investors Funds (the "Trust"), including all of the trustees who are not "interested persons" of the Trust (the "Independent Trustees"), approved continuation of the advisory agreement with U.S. Global Investors, Inc. (the "Adviser") for each fund for an additional one-year term ending October 1, 2011.

In considering approval of the agreement, the Board reviewed a variety of materials relating to each fund and the Adviser including (i) the nature, extent and quality of services provided; (ii) comparison of services rendered and amounts paid to other registered investment companies, including other registered investment companies managed by the Adviser, and other accounts managed by the Adviser; (iii) the investment performance of the fund measured against appropriate benchmarks; (iv) the costs of services provided and estimated profits realized by the Adviser (and its affiliates); (v) the extent to which economies of scale are realized as the fund grows; (vi) whether fee levels reflect any possible economies of scale for the benefit of fund shareholders; and (vii) benefits realized by the Adviser (and its affiliates) from its relationship with the fund.

The Independent Trustees began their process of reviewing information, which they had previously requested, and considering approval of the agreement at the Board's May 26, 2010 meeting. The Independent Trustees were represented by independent legal counsel throughout the process. After the May 26, 2010 Board meeting, at the direction of the Independent Trustees, independent legal counsel requested additional information from the Adviser. The Independent Trustees also had separate meetings among themselves and with independent legal counsel during this period. In addition, the Independent Trustees received materials from their independent legal counsel discussing the legal standards applicable to their consideration of the agreement. After their review of the information received, the Independent Trustees presented their findings and recommendations to the full Board.

The Board reviewed the functions performed by the Adviser, the portfolio management team and support staff of the Adviser, the Adviser's investment strategy and process for each fund, and the Adviser's financial condition, and considered the quality of services provided. The Board also reviewed information on the performance of each fund, along with the performance information of a relevant securities index, a peer group and a peer universe using information supplied by Lipper Inc. ("Lipper").

  ADDITIONAL INFORMATION (UNAUDITED)


For the All American Equity Fund, the information showed that for the one-, two-, three- and four-year periods ended December 31, 2009, the fund's performance was in the 5th, 5th, 4th and 3rd quintile, respectively, of its applicable Lipper peer group and peer universe (the 1st quintile being the best performers and the 5th quintile being the worst performers). In addition, the information showed that for the five-year period ended December 31, 2009, the fund's performance was in the 2nd quintile of its applicable Lipper peer group and the 3rd quintile of its applicable Lipper peer universe. For the one-year period ended December 31, 2009 and for the year-to-date period through March 31, 2010, this information also showed that the fund underperformed its benchmark index. The Board noted that the fund's advisory fee includes a performance incentive adjustment, which went into effect beginning with the month ended October 31, 2009, and is based on the performance of the fund during the prior 12-month period.

For the Holmes Growth Fund, the information showed that for the one-, two-, three-, four- and five-year periods ended December 31, 2009, the fund's performance was in the 5th, 5th, 5th, 5th and 4th quintile, respectively, of its applicable Lipper peer group, and for the one-, two-, three-, four- and five-year periods ended December 31, 2009, the fund's performance was in the 5th, 5th, 4th, 5th and 4th quintile, respectively, of its applicable Lipper peer universe. In addition, for the one-year period ended December 31, 2009 and for the year-to-date period through March 31, 2010, this information showed that the fund underperformed its benchmark index. In response to questions from the Independent Trustees, the Adviser provided supplemental information, noting that longer-term performance was significantly affected by poor performance in the last two quarters of 2008 and 2009 and that the fund had outperformed its benchmark index and its Lipper peer group for the three years ended June 30, 2008. The Adviser also noted that for the year-to-date period through June 30, 2010, the fund outperformed its benchmark and peer group. The Board noted that the fund's advisory fee includes a performance incentive adjustment, which went into effect beginning with the month ended October 31, 2009, and is based on the performance of the fund during the prior 12-month period.

For the Global MegaTrends Fund, the information showed that for the one-, two-, three-, four- and five-year periods ended December 31, 2009 (the Adviser assumed management of the fund effective October 1, 2007), the fund's performance was in the 4th, 5th, 5th, 5th and 4th quintile, respectively, of its applicable Lipper peer group and for the one-, two-, three-, four- and five-year periods ended December 31, 2009, the fund's performance was in the 4th, 5th, 4th, 5th and 4th quintile, respectively, of its applicable Lipper peer universe. In addition, this information showed that the fund underperformed its benchmark index for the one-year period ended December 31, 2009. In response to questions from the Independent Trustees, the Adviser provided supplemental information noting that the fund's performance was significantly impacted by the financial crisis in the last two quarters of 2008, but that the fund has since rebounded and outperformed its benchmark index by 600 points since December 2008. The Board took into consideration that the fund's advisory fee includes a performance incentive adjustment, which went into effect beginning with the month ended October 31, 2009, and is based on the performance of the fund during the prior 12-month period.

For the Global Resources Fund, the information showed that for the one-year period ended December 31, 2009, the fund's performance was in the 1st quintile of its applicable Lipper peer

  ADDITIONAL INFORMATION (UNAUDITED)


group and peer universe, and it outperformed its benchmark index for the same period and for the year-to-date period through March 31, 2010. The information showed for the two-, three- and four-year periods ended December 31, 2009, the fund's performance was in the 5th quintile of its applicable Lipper peer group and peer universe. In addition, for the five-year period ended December 31, 2009, the Fund's performance was in the 3rd and 4th quintile of its applicable Lipper peer group and peer universe, respectively. The Board noted that the fund's performance had significantly improved, and took into consideration that the fund's advisory fee includes a performance incentive adjustment, which went into effect beginning with the month ended October 31, 2009 and is based on the performance of the fund during the prior 12-month period.

For the World Precious Minerals Fund, the information showed that for the one-, two-, three-, four- and five-year periods ended December 31, 2009, the fund's performance was in the 1st, 5th, 5th, 4th and 4th quintile, respectively, of its applicable Lipper peer group and peer universe. In addition, the information showed that the fund outperformed its benchmark index for the one-year period ended December 31, 2009 and for the year-to-date period through March 31, 2010. The Board noted that the fund's performance had significantly improved, and took into consideration that the fund's advisory fee includes a performance incentive adjustment, which went into effect beginning with the month ended October 31, 2009 and is based on the performance of the fund during the prior 12-month period.

For the Gold and Precious Metals Fund, the information showed that for the one-, two-, three-, four- and five-year periods ended December 31, 2009, the fund's performance was in the 5th, 3rd, 3rd, 1st and 1st quintile, respectively, of its applicable Lipper peer group, and for the one-, two-, three-, four- and five-year periods ended December 31, 2009, the fund's performance was in the 4th, 4th, 4th, 2nd and 2nd quintile, respectively, of its applicable Lipper peer universe. However, the Board took into account that the fund outperformed its benchmark index for the one-year period ended December 31, 2009 and for the year-to-date period through March 31, 2010. The Board also took into consideration that the fund's advisory fee includes a performance incentive adjustment, which went into effect beginning with the month ended October 31, 2009 and is based on the performance of the fund during the prior 12-month period.

For the Eastern European Fund, the information showed that for the one-year period ended December 31, 2009, the fund's performance was in the 1st and 2nd quintile of its applicable Lipper peer group and peer universe, respectively. For the two-, three-, four- and five-year periods ended December 31, 2009, the information showed that the fund's performance was in the 5th quintile of its applicable Lipper peer group and Lipper peer universe. In addition, the information showed that the fund underperformed its benchmark index for the one-year period ended December 31, 2009 and for the year-to-date period through March 31, 2010. The Board noted that the fund's performance had significantly improved and that the Adviser only recently assumed management of the fund (effective November 7, 2008). The Board also took into consideration that the fund's advisory fee includes a performance incentive adjustment, which went into effect beginning with the month ended October 31, 2009, and is based on the performance of the fund during the prior 12-month period.

  ADDITIONAL INFORMATION (UNAUDITED)


For the Global Emerging Markets Fund, the information showed that for the one-, two-, three- and four-year periods ended December 31, 2009, the fund's performance was in the 5th quintile of its applicable Lipper peer group and peer universe, and the fund underperformed its benchmark index for the one-year period ended December 31, 2009. In addition, this information showed that the fund outperformed its benchmark index for the year-to-date period through March 31, 2010. In response to questions from the Independent Trustees, the Adviser provided supplemental information noting that the fund outperformed its benchmark for the year-to-date period through June 30, 2010, and has been in the top half of its peer group for that same period. The Board took into consideration that that the fund's advisory fee includes a performance incentive adjustment, which went into effect beginning with the month ended October 31, 2009 and is based on the performance of the fund during the prior 12-month period.

For the China Region Fund, the information showed that for the one-, two-, three- and four-year periods ended December 31, 2009, the fund's performance was in the 5th quintile of its applicable Lipper peer group. In addition, this information showed that for the one-, two-, three-, four- and five-year periods ended December 31, 2009, the fund's performance was in the 5th quintile of its applicable Lipper peer universe. The Board also noted that the information showed that the fund underperformed its benchmark for the one-year period ended December 31, 2009. In response to questions from the Independent Trustees, the Adviser provided supplemental information noting that, for the past five years ended June 30, 2010, the Fund outperformed its benchmark index for over 21/2 years through February 2008, but that the Fund's underperformance came primarily during the second half of 2008 and early 2009, as a result of the global financial crisis. The Adviser noted that the Fund has outperformed its benchmark index over the last three quarters ended June 30, 2010 and was in the top half of its Lipper peer group for that same period. The Board took into consideration that that the fund's advisory fee includes a performance incentive adjustment, which went into effect beginning with the month ended October 31, 2009 and is based on the performance of the fund during the prior 12-month period.

For the Tax Free Fund, the information showed for the one-year period ended December 31, 2009, the fund's performance was in the 4th quintile of its applicable Lipper peer group. In addition, this information showed for the one-, two-, three-, four- and five-year periods ended December 31, 2009, the fund's performance was in the 5th, 2nd, 1st, 1st and 1st quintile of its applicable Lipper peer universe. The Board noted that while the information also showed that the fund underperformed its benchmark index for the one-year period ended December 31, 2009, it outperformed its benchmark index for the year-to-date period through March 31, 2010.

For the Near-Term Tax Free Fund, the information showed for the one-year period ended December 31, 2009, the fund's performance was in the 2nd quintile of its applicable Lipper peer group. In addition, this information showed that for the one-, two-, three-, four- and five-year periods ended December 31, 2009, the fund's performance was in the 4th, 4th, 2nd, 3rd and 2nd quintile of its applicable Lipper peer universe. This information also showed that the fund underperformed its benchmark index for the one-year period ended December 31, 2009 and for the year-to-date period through March 31, 2010.

  ADDITIONAL INFORMATION (UNAUDITED)


For the U.S. Government Securities Savings Fund, the information showed that for the one-, two-, three-, four- and five-year periods ended December 31, 2009, the fund's performance was in the 2nd, 3rd, 3rd, 3rd and 2nd quintile, respectively, of its applicable Lipper peer group, and for these same periods, the fund's performance was in the 2nd quintile of its applicable Lipper peer universe. In addition, this information showed that the fund outperformed its benchmark index for the one-year period ended December 31, 2009.

For the U.S. Treasury Securities Cash Fund, the information showed that for the one-year period ended December 31, 2009, the fund's performance was in the 3rd quintile of its applicable Lipper peer group, and for the two-, three-, four- and five-year periods ended December 31, 2009, the fund's performance was in the 5th quintile of its applicable Lipper peer group. The information also showed that for the one-year period ended December 31, 2009, the fund's performance was in the 3rd quintile of its applicable Lipper peer universe and for the two-, three-, four- and five-year periods ended December 31, 2009, the fund's performance was in the 4th quintile of its applicable Lipper peer universe. In addition, this information showed that the fund underperformed its benchmark index for the one-year period ended December 31, 2009. In response to questions from the Independent Trustees, the Adviser provided supplemental information on the fund's gross yield, noting that, while in prior years the fund outperformed its peer universe on a gross basis, during 2009, the fund underperformed its Lipper peer universe on a gross basis because the Adviser took a conservative approach to credit and liquidity in 2009, which negatively impacted all historical time frames.

On the basis of this evaluation and the ongoing review of performance by the Board, the Board concluded that the nature, quality and extent of services provided by the Adviser historically have been and continue to be satisfactory.

The Board also reviewed information on each fund's advisory fee and expense ratio (on both an actual net basis (giving effect to any expense cap) and on a pro forma gross basis), an estimate provided by the Adviser (without giving effect to any expense cap)) compared to the actual expenses of a peer group of funds based upon information prepared by Lipper. The Board also compared the advisory fees to the fees charged by the Adviser to two non-U.S. registered funds managed by the Adviser. (The Board noted that, although these non-U.S. registered funds may have investment objectives and policies that are similar to some of the funds, the contractual fees payable to the Adviser for managing those client assets are the same or higher than the advisory fees of the similar funds.)

For the All American Equity Fund, the information showed that, with respect to the fund's advisory fee, the fund is in the 3rd quintile of its applicable Lipper peer group; in the 5th quintile of its applicable Lipper peer group with respect to its actual net expenses; and in the 4th quintile of its applicable Lipper peer group with respect to its pro forma gross expenses.

For the Holmes Growth Fund, the information showed that, with respect to the fund's advisory fee, the fund is in the 4th quintile of its applicable Lipper peer group and in the 5th quintile of its applicable Lipper peer group with respect to its actual net expenses and pro forma gross expenses.

  ADDITIONAL INFORMATION (UNAUDITED)


For the Global MegaTrends Fund, the information showed that, with respect to the fund's advisory fee, actual net expenses and pro forma gross expenses, the fund is in the 5th quintile of its applicable Lipper peer group.

For the Global Resources Fund, the information showed that, with respect to the fund's advisory fee, actual net expenses and pro forma gross expenses, the fund is in the 5th quintile of its applicable Lipper peer group.

For the World Precious Minerals Fund, the information showed that, with respect to the fund's advisory fee, actual net expenses and pro forma gross expenses, the fund is in the 5th quintile of its applicable Lipper peer group.

For the Gold and Precious Metals Fund, the information showed that, with respect to the fund's advisory fee, the fund is in the 2nd quintile of its applicable Lipper peer group and in the 4th quintile of its applicable Lipper peer group, with respect to its actual net expenses and pro forma gross expenses.

For the Eastern European Fund, the information showed that, with respect to the fund's advisory fee and pro forma gross expenses, the fund is in the 5th quintile of its applicable Lipper peer group and, with respect to its actual net expenses, the fund is the 4th quintile of its applicable Lipper peer group.

For the Global Emerging Markets Fund, the information showed that, with respect to the fund's advisory fee, actual net expenses and pro forma gross expenses, the fund is in the 5th quintile of its applicable Lipper peer group.

For the China Region Fund, the information showed that, with respect to the fund's advisory fee and pro forma gross expenses, the fund is in the 5th quintile of its applicable Lipper peer group and, with respect to actual net expenses, the fund is in the 4th quintile of its applicable Lipper peer group.

For the Tax Free Fund, the information showed that, with respect to the fund's advisory fee and pro forma gross expenses, the fund is in the 5th quintile of its applicable Lipper peer group and, with respect to the fund's actual net expenses, the fund is in the 4th quintile of its applicable Lipper peer group.

For the Near-Term Tax Free Fund, the information showed that, with respect to the fund's advisory fee, the fund is in the 3rd quintile of its applicable Lipper peer group and, with respect to actual net expenses and pro forma gross expenses, the fund is in the 1st quintile and 5th quintile, respectively, of its applicable Lipper peer group.

For the U.S. Government Securities Savings Fund and U.S. Treasury Securities Cash Fund, the information showed that, with respect to each fund's advisory fee and pro forma gross expenses, each fund is in the 5th quintile of its applicable Lipper peer group and, with respect to actual net expenses, each fund is in the 1st quintile of its applicable Lipper peer group.

  ADDITIONAL INFORMATION (UNAUDITED)


The Board considered the Adviser's belief that higher expenses are inherent in small fund complexes, such as the U.S. Global Funds, and that it could not operate effectively at a lower level of fees or with the burden of contractual expense caps. However, the Board noted that the Adviser is currently voluntarily limiting expenses at the following levels (the expense limitation may be modified or removed by the Adviser at any time):

                                           VOLUNTARY EXPENSE LIMITATION
                   FUND                      % OF AVERAGE NET ASSETS
  ---------------------------------------------------------------------
  All American Equity Fund                             2.20%
  Holmes Growth Fund                                   2.20%
  Global MegaTrends Fund                               2.35%
  Global Resources Fund                                1.90%
  World Precious Minerals Fund                         1.90%
  Gold and Precious Metals Fund                        1.90%
  Eastern European Fund                                2.85%
  Global Emerging Markets Fund                         3.15%
  China Region Fund                                    2.55%
  Tax Free Fund                                        0.70%
  U.S. Treasuries Securities Cash Fund                 1.00%
  Near-Term Tax Free Fund                              0.45%
  U.S. Government Securities Savings Fund              0.45%

In each case, the Board concluded that the advisory fee was reasonable and appropriate in amount, given the quality of services provided.

The Board considered the fee structure of the agreement, including the costs of the services provided and the profits realized by the Adviser and its affiliates from their relationship with the funds. For all funds except the World Precious Minerals Fund, Global Resources Fund, Gold and Precious Metals Fund Eastern European Fund and U.S. Government Securities Savings Fund, the net income generated from the advisory relationship was negative. The Board concluded for each fund that the profits realized by the Adviser were reasonable in comparison with the costs of providing investment advisory services to the fund.

As part of its review of the agreement, the Board considered whether there will be economies of scale with respect to the management of each fund and whether each fund will benefit from any economies of scale. The Board considered that the advisory fees for the All American Equity Fund, Gold and Precious Metals Fund, World Precious Minerals Fund, Global Resources Fund, Tax Free Fund, U.S. Government Securities Savings Fund and U.S. Treasury Securities Cash Fund include a breakpoint. For the remaining funds, the Board reviewed each fund's asset size and whether the Adviser was realizing economies of scale. The Board noted that, in all cases, the Adviser did not believe, with respect to the investment advisory services provided, that it was realizing significant economies of scale, and that the current fees represent an appropriate sharing of economies of scale. Based upon its review of all available information, the Board concluded for the funds with a flat advisory fee that such fee was reasonable and appropriate.

  ADDITIONAL INFORMATION (UNAUDITED)

The Board considered that the Adviser engages in soft dollar arrangements in connection with brokerage transactions for the funds. The Board also considered benefits derived by the Adviser from its relationship with the funds, including the other services provided and fees received by the Adviser and its affiliates for providing such services, and concluded for each fund that the direct and indirect benefits accruing to the Adviser were reasonable in comparison with the costs of providing advisory services, the advisory fee charged to each fund, and the benefits to each fund.

Based on all of the above-mentioned factors and related conclusions, with no single factor or conclusion being determinative and with each Trustee not necessarily attributing the same weight to each factor, the Board, including the Independent Trustees, concluded that approval of the advisory agreement would be in the interests of each fund.

ITEM 2. CODE OF ETHICS.

(a) The registrant has adopted a code of ethics that applies to its principal executive officer and principal financial officer.

(b) During the period covered by this report, no material amendments were made to the provisions of the code of ethics adopted in 2(a) above.

(c) During the period covered by this report, no implicit or explicit waivers to the provisions of the code of ethics adopted in 2(a) above were granted.

(d)      Not applicable.

(e)      Not applicable.

(f) The registrant has posted such code of ethics on its Internet website at www.usfunds.com.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

For the covered period, the registrant's Board of Trustees designated three independent trustees as audit committee financial experts: Mr. Clark Mandigo, Dr. James F. Gaertner, and Mr. Joe C. McKinney.

An "audit committee financial expert" is not an "expert" for any purpose, including for purposes of Section 11 of the Securities Act of 1933, as a result of being designated as an "audit committee financial expert." Further, the designation of a person as an "audit committee financial expert" does not mean that the person has any greater duties, obligations, or liability than those imposed on the person without the "audit committee financial expert" designation. Similarly, the designation of a person as an "audit committee financial expert" does not affect the duties, obligations, or liability of any other member of the audit committee or Board of Trustees.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(A) AUDIT FEES
The aggregate fees billed to the registrant for professional services rendered by the registrant's principal accountant for the audit of the registrant's annual financial statements or for services that are normally provided by the accountant in connection with statutory or regulatory filings or engagements were $275,216 and $267,200 for the fiscal years ended December 31, 2010, and 2009, respectively.

(B) AUDIT-RELATED FEES
There were no fees billed for assurance and related services by the registrant's principal accountant that were reasonably related to the performance of the audit of the registrant's financial statements and were not reported under paragraph (a) of this Item for the last two fiscal years.

(C) TAX FEES
The aggregate fees billed for professional services rendered by the registrant's principal accountant for tax compliance, tax advice and tax planning were $65,293 and $62,499 for the fiscal years ended December 31,

2010, and 2009, respectively. The nature of the services comprising the tax fees included the review of the registrant's income and excise tax returns and distribution requirements.

(D) ALL OTHER FEES
There were no other fees during the last two fiscal years billed to the registrant.

(E)(1) The registrant's audit committee is directly responsible for approving the services to be provided by the auditors, including approval in advance of audit and non-audit services at regularly scheduled audit committee meetings. If non-audit services are required between regularly scheduled audit committee meetings, approval may be authorized by the chairman of the audit committee for non-prohibited services for engagements of less than $3,500 with notification of other audit committee members at the next scheduled audit committee meeting.

    (2) No services included in (b) - (d) above were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(F) Less than 50 percent of the hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

(G) The aggregate fees billed by the registrant's principal accountant for non-audit services rendered to the registrant, its investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant were $122,623 and $118,159 for the fiscal years ended December 31, 2010, and 2009, respectively. These fees related to tax services rendered to the registrant and the issuance of a report on internal controls for an entity controlled by the investment adviser.

(H) All non-audit services rendered in (g) above were considered by the registrant's audit committee in maintaining the principal accountant's independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to the registrant.

ITEM 6. SCHEDULE OF INVESTMENTS.

Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11. CONTROLS AND PROCEDURES.

(a) The registrant's president and treasurer have determined that the registrant's disclosure controls and procedures are effective based on their evaluation of the disclosure controls and procedures as of a date within 90 days of the filing date of this report.

(b) There was no change in the registrant's internal control over financial reporting that occurred in the registrant's fourth fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

(a)(1) Code of ethics is posted on registrant's Internet website at www.usfunds.com.

(a)(2) Certifications of principal executive officer and principal financial officer pursuant to section 302 of the Sarbanes-Oxley Act of 2002.

(a)(3)   Not applicable.

(b) Certifications of principal executive officer and principal financial officer pursuant to section 906 of the Sarbanes-Oxley Act of 2002.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

U.S. GLOBAL INVESTORS FUNDS




By:   /s/ Frank E. Holmes
      --------------------------------------------
      Frank E. Holmes
      President, Chief Executive Officer

Date: March 4, 2011




Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.




By:   /s/ Frank E. Holmes
      --------------------------------------------
      Frank E. Holmes
      President, Chief Executive Officer

Date: March 4, 2011





By:   /s/ Catherine A. Rademacher
      --------------------------------------------
      Catherine A. Rademacher
      Treasurer

Date: March 4, 2011